UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5017

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Ivy Funds Variable Insurance Portfolios

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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

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(Address of principal executive offices) (Zip code)

Mara D. Herrington

6300 Lamar Avenue

Overland Park, Kansas 66202

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(Name and address of agent for service)

Registrant’s telephone number, including area code: 913-236-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

DECEMBER 31, 2015

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

Pathfinder Aggressive

Pathfinder Conservative

Pathfinder Moderate

Pathfinder Moderately Aggressive

Pathfinder Moderately Conservative

Pathfinder Moderate – Managed Volatility

Pathfinder Moderately Aggressive – Managed Volatility

Pathfinder Moderately Conservative – Managed Volatility

Asset Strategy

Balanced

Bond

Core Equity

Dividend Opportunities

Energy

Global Bond

Global Growth

Global Natural Resources

Growth

High Income

International Core Equity

Limited – Term Bond

Micro Cap Growth

Mid Cap Growth

Money Market

Real Estate Securities

Science and Technology

Small Cap Growth

Small Cap Value

Value

CONTENTS

Ivy Funds VIP

2	ANNUAL REPORT	2015

PRESIDENT’S LETTER

Ivy Funds VIP	DECEMBER 31, 2015 (UNAUDITED)

Henry J. Herrmann, CFA

Dear Shareholder,

At the close of 2015, the market brought investors very modest returns, as judged by the S&P 500 Index, and marginally negative returns for bonds. By early 2016, losses for the equity markets accelerated. The uncertainties that disrupted financial markets last year continue, including:

•	the soft economies of U.S. trading partners, particularly China,

•	increasing value of the dollar,

•	rapidly declining energy prices,

•	escalating geopolitical risk.

Amid the uncertain global backdrop, the U.S. economic expansion has remained relatively good. Our investment team believes the U.S. is the bright spot, supported primarily by the U.S. consumer, who is benefitting from lower energy prices and lower inflation in general. The improved labor market allows for better demand for cars, homes, furnishings and various consumer goods.

The Federal Reserve’s December 2015 rate hike may have been historically significant, as it was the first increase since the financial crisis. Interest rates remain exceptionally low by historical standards, regardless. Even as interest rates begin to rise, our investment team thinks current modest economic growth and low inflation means the Fed is likely to be very cautious and methodical about future increases. We expect rates to remain low through 2016.

Volatility and change are common partners with the financial markets, and that won’t change in 2016. The U.S. economy’s ability to maintain growth in the face of sluggish global growth is one of the key uncertainties looking forward. Improving U.S. jobs, very low inflation and low interest rates create a favorable environment and should sustain the current expansion.

While challenges remain, we do see potential catalysts for growth in several areas and industries and our team continues to seek investment opportunities around the globe.

Economic Snapshot

	12/31/2015	12/31/2014
S&P 500 Index	2,043.94	2,058.90
MSCI EAFE Index	1,716.28	1,774.89
10-Year Treasury Yield	2.27%	2.17%
U.S. unemployment rate	5.0%	5.6%
30-year fixed mortgage rate	4.01%	3.87%
Oil price per barrel	$37.04	$53.27

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Henry J. Herrmann, CFA

President

The opinions expressed in this letter are those of the President of the Ivy Funds Variable Insurance Portfolios and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2015	ANNUAL REPORT	3

ILLUSTRATION OF PORTFOLIO EXPENSES

Ivy Funds VIP	(UNAUDITED)

Expense Example

As a shareholder of a Portfolio, you incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder in the underlying Ivy Funds VIP Portfolios, the Pathfinder Aggressive, Pathfinder Conservative, Pathfinder Moderate, Pathfinder Moderately Aggressive and Pathfinder Moderately Conservative Portfolios (collectively, the “Pathfinder Portfolios”) and the Pathfinder Moderate – Managed Volatility, Pathfinder Moderately Aggressive – Managed Volatility and Pathfinder Moderately Conservative – Managed Volatility Portfolios (collectively, the “Managed Volatility Portfolios”) will indirectly bear their pro rata share of the expenses incurred by the underlying funds. These expenses are not included in the Pathfinder Portfolios or Managed Volatility Portfolios annualized expense ratios or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2015.

Actual Expenses

The first section in the following table provides information about actual investment values and actual expenses. You may use the information in this section, together with your initial investment in Portfolio shares, to estimate the expenses that you paid over the period. Simply divide the value of that investment by $1,000 (for example, a $7,500 initial investment divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your investment during this period. In addition, there are fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical investment values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical investment values and expenses may not be used to estimate the actual investment value at the end of the period or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs as a shareholder of the Portfolio and do not reflect any fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 7 to the Financial Statements for further information.

4	ANNUAL REPORT	2015

ILLUSTRATION OF PORTFOLIO EXPENSES

Ivy Funds VIP	(UNAUDITED)

	Actual(1)			Hypothetical(2)
Portfolio	Beginning Account Value 6-30-15	Ending Account Value 12-31-15	Expenses Paid During Period*	Beginning Account Value 6-30-15	Ending Account Value 12-31-15	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Pathfinder Aggressive	$1,000	$961.50	$0.29	$1,000	$1,024.95	$0.30	0.05%
Pathfinder Conservative	$1,000	$985.90	$0.20	$1,000	$1,024.96	$0.20	0.05%
Pathfinder Moderate	$1,000	$977.10	$0.20	$1,000	$1,025.06	$0.20	0.03%
Pathfinder Moderately Aggressive	$1,000	$969.40	$0.10	$1,000	$1,025.06	$0.10	0.03%
Pathfinder Moderately Conservative	$1,000	$980.60	$0.20	$1,000	$1,024.98	$0.20	0.04%
Pathfinder Moderate — Managed Volatility	$1,000	$972.30	$1.18	$1,000	$1,024.03	$1.21	0.23%
Pathfinder Moderately Aggressive — Managed Volatility	$1,000	$964.70	$1.28	$1,000	$1,023.88	$1.32	0.26%
Pathfinder Moderately Conservative — Managed Volatility	$1,000	$975.70	$1.28	$1,000	$1,023.88	$1.32	0.26%
Asset Strategy	$1,000	$916.50	$4.70	$1,000	$1,020.31	$4.95	0.97%
Balanced	$1,000	$978.40	$5.04	$1,000	$1,020.14	$5.15	1.00%
Bond	$1,000	$1,004.00	$3.91	$1,000	$1,021.33	$3.94	0.77%
Core Equity	$1,000	$982.90	$4.66	$1,000	$1,020.47	$4.75	0.94%
Dividend Opportunities	$1,000	$990.20	$4.98	$1,000	$1,020.17	$5.05	1.00%
Energy	$1,000	$771.50	$5.31	$1,000	$1,019.19	$6.06	1.19%
Global Bond	$1,000	$963.20	$1.96	$1,000	$1,023.22	$2.02	0.39%
Global Growth	$1,000	$985.40	$5.56	$1,000	$1,019.56	$5.65	1.12%
Global Natural Resources	$1,000	$773.70	$6.03	$1,000	$1,018.43	$6.86	1.34%
Growth	$1,000	$1,017.40	$4.84	$1,000	$1,020.41	$4.85	0.95%
High Income	$1,000	$916.70	$4.31	$1,000	$1,020.75	$4.55	0.88%
International Core Equity	$1,000	$923.20	$5.58	$1,000	$1,019.42	$5.86	1.15%
Limited-Term Bond	$1,000	$1,001.30	$4.00	$1,000	$1,021.20	$4.04	0.80%
Micro Cap Growth	$1,000	$848.90	$6.19	$1,000	$1,018.49	$6.76	1.33%
Mid Cap Growth	$1,000	$912.10	$5.26	$1,000	$1,019.66	$5.55	1.10%
Money Market	$1,000	$1,000.10	$1.10	$1,000	$1,024.15	$1.11	0.21%
Real Estate Securities	$1,000	$1,110.60	$6.23	$1,000	$1,019.34	$5.96	1.16%
Science and Technology	$1,000	$927.80	$5.49	$1,000	$1,019.50	$5.76	1.13%
Small Cap Growth	$1,000	$884.00	$5.37	$1,000	$1,019.52	$5.76	1.13%
Small Cap Value	$1,000	$938.40	$5.62	$1,000	$1,019.42	$5.86	1.15%
Value	$1,000	$964.20	$4.91	$1,000	$1,020.24	$5.05	0.98%
*	Portfolio expenses are equal to the Portfolio’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184 days in the six-month period ended December 31, 2015, and divided by 365.

(1)	This section uses the Portfolio’s actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The “Ending Account Value” shown is computed using the Portfolio’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)	This section uses a hypothetical five percent annual return and actual Portfolio expenses. It helps to compare the Portfolio’s ongoing costs with other mutual funds. A shareholder can compare the Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other Portfolios.

The above illustrations are based on ongoing costs only.

2015	ANNUAL REPORT	5

MANAGEMENT DISCUSSION

Pathfinder Portfolios	(UNAUDITED)

Michael L. Avery

Below, Michael L. Avery, portfolio manager of each of the five Ivy Funds VIP Pathfinder Portfolios and of the three Ivy Funds VIP Pathfinder Managed Volatility Portfolios, discusses positioning, performance and results for the fiscal year ended December 31, 2015. Mr. Avery has managed each VIP Pathfinder Portfolio since their inception in March 2008 and each VIP Pathfinder Managed Volatility Portfolio since their inception in August 2013. He has 37 years of industry experience. Since their inception, Advantus Capital Management, Inc., has served as the subadvisor for the volatility management strategy of the VIP Managed Volatility Portfolios through portfolio managers David Kuplic, CFA, FRM and Craig Stapleton, CFA. Mr. Kuplic has 32 years of industry experience and Mr. Stapleton has 14 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2015
Ivy Funds VIP Pathfinder Aggressive	0.34%
Ivy Funds VIP Pathfinder Conservative	0.45%
Ivy Funds VIP Pathfinder Moderate	0.32%
Ivy Funds VIP Pathfinder Moderately Aggressive	0.06%
Ivy Funds VIP Pathfinder Moderately Conservative	0.33%
Ivy Funds VIP Pathfinder Moderately Conservative — Managed Volatility	–0.52%
Ivy Funds VIP Pathfinder Moderate — Managed Volatility	–0.43%
Ivy Funds VIP Pathfinder Moderately Aggressive — Managed Volatility	–0.71%

Benchmarks

For the 12 Months Ended December 31, 2015
S&P 500 Index	1.38%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Barclays U.S. Aggregate Bond Index	0.55%
(generally reflects the performance of most U.S.-traded investment grade bonds)
Barclays U.S. Treasury Bills: 1-3 Month Index	0.03%
(generally reflects the performance of investment-grade Treasury bills, representing cash)

Past performance is not a guarantee of future results. For additional performance information for each Portfolio, please see the Comparison of Change in Value of a $10,000 Investment and the Average Annual Total Return information for each Portfolio found in this report.

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, each Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Uncertain environment marks year

Fear seemed to be the operative word in 2015 in both equity and fixed income markets, though the beginning and end points masked the volatility during the year. The U.S. Treasury 10-year yield began the year at 2.17% and was 2.27% on December 31, 2015. Similarly, the S&P 500 Index was 2059 to start the year and declined to 2044 by year end, the first annual decline since 2008.

The U.S. Federal Reserve (Fed), as expected, removed “patient” from its March 18, 2015, statement. The Fed also inserted language assuring markets it would not raise rates until “reasonably confident” the 2% inflation target would be achieved in the medium term. However, the Fed lowered its forecast for gross domestic product at the March meeting and again in June. Equity and bond markets rallied on the news and took it to mean higher short-term rates were unlikely until the second half of 2015. The Fed increased rates in December and stated the intent for more in 2016 if the data allowed. We have been fearful of the point at which central bankers come to terms with the real possibility that the policy tools relied upon historically to support and stimulate growth have lost their potency.

Many global central banks were in easing mode during the first half of 2015 — more than 20 at last count, including the Bank of Japan and the People’s Bank of China — to stimulate their economies and, in most cases, weaken their currencies. One of the more surprising moves in our view was in January 2015 by the Swiss National Bank, which cut interest rates 0.5 percentage point and removed its four-year-old currency peg to the euro. In March 2015, the European Central Bank began its own quantitative easing program, implementing a larger-than-expected bond-purchasing program of more than 1 trillion euros. These actions have shown limited efficacy, though sentiment and activity in the eurozone improved.

Commodity prices fell most of the year and the renewed volatility in emerging markets, marked by the selloff in China’s Shanghai A-Share index that began in June and continued through the summer, all made for an uncertain backdrop. The August devaluation of the Chinese yuan unleashed another round of global growth concerns and speculation on the magnitude of the slowdown in China and its effects. Weaker manufacturing and

6	ANNUAL REPORT	2015

export data added to mounting fears about a potential “hard landing.” Together, these triggered widespread global market selling. Growth scares like these gain potency in a highly levered, low-growth world.

Increased allocation to equities

Each Pathfinder Portfolio completed the fiscal year with a slightly positive return. The Portfolios overall trailed the performance of the all-equities benchmark index and the benchmark index representing U.S. government bonds.

We rebalanced the allocations for the Portfolios in March, June and October, based on our views of the appropriate mix at each of these periods. The initial change took steps to gradually increase allocations to equities from fixed-income securities and cash. The rebalancing in June decreased exposure to the underlying Ivy Funds VIP Limited-Term Bond Portfolio in all Pathfinder Portfolios and increased exposure to the underlying Ivy Funds VIP International Core Equity Portfolio.

In October, we rebalanced all Pathfinder Portfolios to decrease exposure to the underlying Ivy Funds VIP Limited-Term Bond, Ivy Funds VIP Money Market and Ivy Funds VIP Growth portfolios. We increased exposure at that time to Ivy Funds VIP Mid Cap Growth, Ivy Funds VIP Dividend Opportunities, Ivy Funds VIP International Core Equity, Ivy Funds VIP Small Cap Value, Ivy Funds VIP Small Cap Growth, Ivy Funds VIP Value and Ivy Funds VIP Global Growth portfolios. We took these actions to achieve a larger allocation to equities, especially in funds where our active management approach to stock selection offered the potential to benefit returns.

We also rebalanced the allocations for each Pathfinder Managed Volatility Portfolio at the same times and in the same manners. These portfolios had slightly negative returns in the fiscal year and trailed the performance of the Pathfinder Portfolios, largely because of the cost of applying the managed-volatility strategy.

Central bank policy risk

Looking ahead, we think the unintended consequences associated with global central bank policies are a primary risk for the markets and we will see increased volatility as they attempt to reconcile a number of uncertainties. Those headwinds include a relatively stronger U.S. economy along with a tighter Fed; the effects of a stronger U.S. dollar; slowing growth in China and a government that continues to interfere with market movement; geopolitical events; low inflation; and questions around fixed income liquidity, particularly within high yield.

It remains to be seen whether the declines in energy, mining and materials stay contained and do not seep into the rest of the global economy. We are of the belief that equities will slowly grind higher despite those question marks.

We continue to see potential investment opportunities related to the growing number of emerging market consumers with rising incomes and an affinity for global consumer brands and content.

Past performance is not a guarantee of future results. As with any mutual fund, the value of each Portfolio’s shares will change, and you could lose money on your investment.

The ability of the Portfolio to meet its investment objective depends both on the allocation of its assets among the Underlying Funds and the ability of those funds to meet their respective investment objectives. The Portfolio’s share price will likely change daily based on the performance of the Underlying Funds in which it invests. In general, the Portfolio is subject to the same risks as those of the Underlying Funds it holds. Because the Portfolio is weighted towards Underlying Funds that invest in stocks, both U.S. and foreign, including mid cap and small cap stocks, as well as bonds and short-term instruments, the Portfolio is more subject to the risks associated with those investments.

Advantus Capital may be unsuccessful in managing volatility, and there is a risk that the Ivy Funds VIP Managed Volatility Portfolios may experience a high level of volatility in their returns. The Portfolios’ holdings are subject to price volatility, and the Portfolios may not be any less volatile than the market as a whole and could be more volatile. In addition, there can be no guarantee that the Portfolios will achieve their goal of managing the volatility of their equity returns. Furthermore, while the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the Portfolios will deliver competitive returns. Additionally, even if successful, the Portfolios’ management of volatility may also generally result in the Portfolios’ NAV increasing to a lesser degree than the markets (for example, in a rising market with relatively high volatility) or decreasing to a greater degree than the market (for example, in a declining market with relatively low volatility). The Portfolios’ managed volatility strategy may expose the Portfolios to losses (some of which may be sudden) to which it would not have otherwise been exposed if invested only in Underlying Funds. Additionally, the derivatives used by Advantus Capital to hedge the value of the Portfolios are not identical to the Underlying Funds, and as a result, the Portfolios’ investment in derivatives may decline in value at the same time as the Portfolios’ investment in Underlying Funds. Advantus Capital does not intend to attempt to manage the volatility of the Portfolios’ fixed-income returns. It is possible that the fixed-income portion of the Portfolios, whose volatility would not be managed by the volatility management strategy, could become more volatile than the equity portion of the Portfolios.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of any Ivy Funds VIP Pathfinder Portfolio.

2015	ANNUAL REPORT	7

PORTFOLIO HIGHLIGHTS

Pathfinder Portfolios	ALL DATA IS AS OF DECEMBER 31, 2015 (UNAUDITED)

Pathfinder Aggressive – Asset Allocation

Ivy Funds VIP Growth	20.6%
Ivy Funds VIP Global Growth	17.5%
Ivy Funds VIP International Core Equity	11.9%
Ivy Funds VIP Limited-Term Bond	10.5%
Ivy Funds VIP Value	9.8%
Ivy Funds VIP Mid Cap Growth	9.8%
Ivy Funds VIP Small Cap Growth	9.6%
Ivy Funds VIP Small Cap Value	9.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.7%

Pathfinder Conservative – Asset Allocation

Ivy Funds VIP Money Market	34.6%
Ivy Funds VIP Limited-Term Bond	17.5%
Ivy Funds VIP Growth	13.4%
Ivy Funds VIP Dividend Opportunities	13.2%
Ivy Funds VIP International Core Equity	5.0%
Ivy Funds VIP Small Cap Growth	4.8%
Ivy Funds VIP Value	4.0%
Ivy Funds VIP Mid Cap Growth	2.9%
Ivy Funds VIP Global Growth	2.3%
Ivy Funds VIP Small Cap Value	1.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.4%

Pathfinder Moderate – Asset Allocation

Ivy Funds VIP Money Market	19.8%
Ivy Funds VIP Dividend Opportunities	15.3%
Ivy Funds VIP Growth	14.4%
Ivy Funds VIP Global Growth	12.5%
Ivy Funds VIP Limited-Term Bond	10.6%
Ivy Funds VIP International Core Equity	6.9%
Ivy Funds VIP Small Cap Growth	6.7%
Ivy Funds VIP Value	4.9%
Ivy Funds VIP Small Cap Value	4.8%
Ivy Funds VIP Mid Cap Growth	3.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.2%

Pathfinder Moderately Aggressive – Asset Allocation

Ivy Funds VIP Dividend Opportunities	15.3%
Ivy Funds VIP Growth	14.5%
Ivy Funds VIP Global Growth	12.5%
Ivy Funds VIP International Core Equity	11.9%
Ivy Funds VIP Limited-Term Bond	10.6%
Ivy Funds VIP Money Market	9.9%
Ivy Funds VIP Small Cap Value	7.7%
Ivy Funds VIP Small Cap Growth	7.7%
Ivy Funds VIP Value	5.0%
Ivy Funds VIP Mid Cap Growth	4.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.0%

Pathfinder Moderately Conservative – Asset Allocation

Ivy Funds VIP Money Market	24.7%
Ivy Funds VIP Limited-Term Bond	15.5%
Ivy Funds VIP Growth	14.5%
Ivy Funds VIP Dividend Opportunities	13.2%
Ivy Funds VIP Global Growth	7.4%
Ivy Funds VIP International Core Equity	7.0%
Ivy Funds VIP Small Cap Growth	5.8%
Ivy Funds VIP Value	4.9%
Ivy Funds VIP Mid Cap Growth	3.9%
Ivy Funds VIP Small Cap Value	2.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.2%

Pathfinder Moderate – Managed Volatility – Asset Allocation

Ivy Funds VIP Money Market	19.2%
Ivy Funds VIP Dividend Opportunities	14.8%
Ivy Funds VIP Growth	13.9%
Ivy Funds VIP Global Growth	12.1%
Ivy Funds VIP Limited-Term Bond	10.3%
Ivy Funds VIP International Core Equity	6.7%
Ivy Funds VIP Small Cap Growth	6.5%
Ivy Funds VIP Value	4.8%
Ivy Funds VIP Small Cap Value	4.7%
Ivy Funds VIP Mid Cap Growth	3.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.2%

8	ANNUAL REPORT	2015

PORTFOLIO HIGHLIGHTS

Pathfinder Portfolios	ALL DATA IS AS OF DECEMBER 31, 2015 (UNAUDITED)

Pathfinder Moderately Aggressive – Managed

Volatility – Asset Allocation

Ivy Funds VIP Dividend Opportunities	14.8%
Ivy Funds VIP Growth	13.9%
Ivy Funds VIP Global Growth	12.1%
Ivy Funds VIP International Core Equity	11.5%
Ivy Funds VIP Limited-Term Bond	10.3%
Ivy Funds VIP Money Market	9.6%
Ivy Funds VIP Small Cap Value	7.5%
Ivy Funds VIP Small Cap Growth	7.4%
Ivy Funds VIP Value	4.8%
Ivy Funds VIP Mid Cap Growth	4.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.3%

Pathfinder Moderately Conservative – Managed

Volatility – Asset Allocation

Ivy Funds VIP Money Market	23.9%
Ivy Funds VIP Limited-Term Bond	15.0%
Ivy Funds VIP Growth	13.9%
Ivy Funds VIP Dividend Opportunities	12.7%
Ivy Funds VIP Global Growth	7.1%
Ivy Funds VIP International Core Equity	6.7%
Ivy Funds VIP Small Cap Growth	5.5%
Ivy Funds VIP Value	4.8%
Ivy Funds VIP Mid Cap Growth	3.8%
Ivy Funds VIP Small Cap Value	2.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.8%

The percentages of investments in the underlying funds may not currently be within the target allocation ranges disclosed in the Portfolios’ prospectus due to market movements; these percentages are expected to change over time, and deviation from the target allocation ranges due to market movements is permitted by the prospectus.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2015	ANNUAL REPORT	9

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Pathfinder Portfolios	(UNAUDITED)

]

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

10	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Pathfinder Portfolios	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

2015	ANNUAL REPORT	11

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Pathfinder Portfolios	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Pathfinder Aggressive	Pathfinder Conservative	Pathfinder Moderate	Pathfinder Moderately Aggressive	Pathfinder Moderately Conservative
1-year period ended 12-31-15	0.34%	0.45%	0.32%	0.06%	0.33%
5-year period ended 12-31-15	7.54%	5.13%	6.40%	6.85%	5.87%
10-year period ended 12-31-15	—	—	—	—	—
Since inception of Portfolio(3) through 12-31-15	5.85%	4.53%	5.07%	5.71%	5.01%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	3-4-08 Pathfinder Aggressive, 3-4-08 Pathfinder Moderate, 3-4-08 Pathfinder Moderately Aggressive, 3-12-08 Pathfinder Moderately Conservative and 3-13-08 Pathfinder Conservative (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

12	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Pathfinder Portfolios	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

2015	ANNUAL REPORT	13

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Pathfinder Portfolios	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Pathfinder Moderate – Managed Volatility	Pathfinder Moderately Aggressive – Managed Volatility	Pathfinder Moderately Conservative – Managed Volatility
1-year period ended 12-31-15	-0.43%	-0.71%	-0.52%
5-year period ended 12-31-15	—	—	—
10-year period ended 12-31-15	—	—	—
Since inception of Portfolio(3) through 12-31-15	4.43%	4.69%	3.62%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	8-1-13 Pathfinder Moderate—Managed Volatility, 8-1-13 Pathfinder Moderately Aggressive—Managed Volatility and 8-1-13 Pathfinder Moderately Conservative—Managed Volatility (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

14	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Pathfinder Portfolios (in thousands)	DECEMBER 31, 2015

Pathfinder Aggressive

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Funds VIP Global Growth	1,720	$14,928
Ivy Funds VIP Growth	1,533	17,502
Ivy Funds VIP International Core Equity	651	10,107
Ivy Funds VIP Limited-Term Bond	1,843	8,975
Ivy Funds VIP Mid Cap Growth	886	8,346
Ivy Funds VIP Small Cap Growth	767	8,136
Ivy Funds VIP Small Cap Value	522	8,176
Ivy Funds VIP Value	1,363	8,385

TOTAL AFFILIATED MUTUAL FUNDS – 99.3%		$84,555
(Cost: $89,009)

SHORT-TERM SECURITIES	Principal

Master Note – 0.7%
Toyota Motor Credit Corp.,
0.435%, 1-6-16 (A)	$594	594

TOTAL SHORT-TERM SECURITIES – 0.7%		$594
(Cost: $594)

TOTAL INVESTMENT SECURITIES – 100.0%		$85,149
(Cost: $89,603)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(13)

NET ASSETS – 100.0%		$85,136

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$84,555	$—	$—
Short-Term Securities	—	594	—

Total	$84,555	$594	$—

During the year ended December 31, 2015, there were no transfers between Level 1 and 2.

Pathfinder Conservative

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Funds VIP Dividend Opportunities	1,986	$15,520
Ivy Funds VIP Global Growth	311	2,695
Ivy Funds VIP Growth	1,379	15,744
Ivy Funds VIP International Core Equity	375	5,827
Ivy Funds VIP Limited-Term Bond	4,212	20,508
Ivy Funds VIP Mid Cap Growth	368	3,465
Ivy Funds VIP Money Market	40,626	40,626
Ivy Funds VIP Small Cap Growth	531	5,629
Ivy Funds VIP Small Cap Value	145	2,262
Ivy Funds VIP Value	754	4,641

TOTAL AFFILIATED MUTUAL FUNDS – 99.6%		$116,917
(Cost: $119,556)

SHORT-TERM SECURITIES	Principal

Master Note – 0.5%
Toyota Motor Credit Corp.,
0.435%, 1-6-16 (A)	$574	574

TOTAL SHORT-TERM SECURITIES – 0.5%		$574
(Cost: $574)

TOTAL INVESTMENT SECURITIES –100.1%		$117,491
(Cost: $120,130)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1)%		(64)

NET ASSETS – 100.0%		$117,427

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$116,917	$—	$—
Short-Term Securities	—	574	—

Total	$116,917	$574	$—

During the year ended December 31, 2015, there were no transfers between Level 1 and 2.

Pathfinder Moderate

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Funds VIP Dividend Opportunities	17,413	$136,106
Ivy Funds VIP Global Growth	12,850	111,509
Ivy Funds VIP Growth	11,287	128,869
Ivy Funds VIP International Core Equity	3,994	62,009
Ivy Funds VIP Limited-Term Bond	19,388	94,402
Ivy Funds VIP Mid Cap Growth	3,727	35,113
Ivy Funds VIP Money Market	176,442	176,442
Ivy Funds VIP Small Cap Growth	5,648	59,899
Ivy Funds VIP Small Cap Value	2,746	42,996
Ivy Funds VIP Value	7,167	44,095

TOTAL AFFILIATED MUTUAL FUNDS – 99.8%		$891,440
(Cost: $900,088)

SHORT-TERM SECURITIES	Principal

Master Note – 0.1%
Toyota Motor Credit Corp.,
0.435%, 1-6-16 (A)	$467	467

TOTAL SHORT-TERM SECURITIES – 0.1%		$467
(Cost: $467)

TOTAL INVESTMENT SECURITIES – 99.9%		$891,907
(Cost: $900,555)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		687

NET ASSETS – 100.0%		$892,594

2015	ANNUAL REPORT	15

SCHEDULE OF INVESTMENTS

Pathfinder Portfolios (in thousands)	DECEMBER 31, 2015

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$891,440	$—	$—
Short-Term Securities	—	467	—

Total	$891,440	$467	$—

During the year ended December 31, 2015, there were no transfers between Level 1 and 2.

Pathfinder Moderately Aggressive

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Funds VIP Dividend Opportunities	20,606	$161,067
Ivy Funds VIP Global Growth	15,206	131,958
Ivy Funds VIP Growth	13,356	152,497
Ivy Funds VIP International Core Equity	8,102	125,805
Ivy Funds VIP Limited-Term Bond	22,944	111,720
Ivy Funds VIP Mid Cap Growth	5,513	51,943
Ivy Funds VIP Money Market	104,404	104,404
Ivy Funds VIP Small Cap Growth	7,639	81,011
Ivy Funds VIP Small Cap Value	5,200	81,415
Ivy Funds VIP Value	8,482	52,185

TOTAL AFFILIATED MUTUAL FUNDS – 100.0%		$1,054,005
(Cost: $1,067,581)

SHORT-TERM SECURITIES	Principal

Master Note – 0.0%
Toyota Motor Credit Corp.,
0.435%, 1-6-16 (A)	$494	494

TOTAL SHORT-TERM SECURITIES – 0.0%		$494
(Cost: $494)

TOTAL INVESTMENT SECURITIES – 100.0%		$1,054,499
(Cost: $1,068,075)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		(74)

NET ASSETS – 100.0%		$1,054,425

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$1,054,005	$—	$—
Short-Term Securities	—	494	—

Total	$1,054,005	$494	$—

During the year ended December 31, 2015, there were no transfers between Level 1 and 2.

See Accompanying Notes to Financial Statements.

16	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Pathfinder Portfolios (in thousands)	DECEMBER 31, 2015

Pathfinder Moderately Conservative

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Funds VIP Dividend Opportunities	4,597	$35,932
Ivy Funds VIP Global Growth	2,317	20,103
Ivy Funds VIP Growth	3,438	39,259
Ivy Funds VIP International Core Equity	1,216	18,888
Ivy Funds VIP Limited-Term Bond	8,650	42,121
Ivy Funds VIP Mid Cap Growth	1,135	10,694
Ivy Funds VIP Money Market	67,168	67,168
Ivy Funds VIP Small Cap Growth	1,474	15,636
Ivy Funds VIP Small Cap Value	502	7,857
Ivy Funds VIP Value	2,183	13,431

TOTAL AFFILIATED MUTUAL FUNDS – 99.8%		$271,089
(Cost: $276,118)

SHORT-TERM SECURITIES	Principal

Master Note – 0.2%
Toyota Motor Credit Corp.,
0.435%, 1-6-16 (A)	$579	579

TOTAL SHORT-TERM SECURITIES – 0.2%		$579
(Cost: $579)

TOTAL INVESTMENT SECURITIES – 100.0%		$271,668
(Cost: $276,697)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		24

NET ASSETS – 100.0%		$271,692

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$271,089	$—	$—
Short-Term Securities	—	579	—

Total	$271,089	$579	$—

During the year ended December 31, 2015, there were no transfers between Level 1 and 2.

See Accompanying Notes to Financial Statements.

Pathfinder Moderate – Managed Volatility

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Funds VIP Dividend Opportunities	7,460	$58,308
Ivy Funds VIP Global Growth	5,503	47,752
Ivy Funds VIP Growth	4,824	55,075
Ivy Funds VIP International Core Equity	1,715	26,626
Ivy Funds VIP Limited-Term Bond	8,341	40,614
Ivy Funds VIP Mid Cap Growth	1,602	15,090
Ivy Funds VIP Money Market	75,886	75,886
Ivy Funds VIP Small Cap Growth	2,430	25,769
Ivy Funds VIP Small Cap Value	1,182	18,502
Ivy Funds VIP Value	3,078	18,934

TOTAL AFFILIATED MUTUAL FUNDS – 96.8%		$382,556
(Cost: $405,145)

SHORT-TERM SECURITIES	Principal

Master Note – 3.3%
Toyota Motor Credit Corp.,
0.435%, 1-6-16 (A)	$13,209	13,209

TOTAL SHORT-TERM SECURITIES – 3.3%		$13,209
(Cost: $13,209)

TOTAL INVESTMENT SECURITIES – 100.1%		$395,765
(Cost: $418,354)

LIABILITIES, NET OF CASH AND OTHER ASSETS(B) – (0.1)%		(265)

NET ASSETS – 100.0%		$395,500

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

(B)	Cash of $937 has been pledged as collateral on open futures contracts.

2015	ANNUAL REPORT	17

SCHEDULE OF INVESTMENTS

Pathfinder Portfolios (in thousands)	DECEMBER 31, 2015

The following futures contracts were outstanding at December 31, 2015 (contracts unrounded):

Description	Type	Expiration Date	Number of Contracts	Value	Unrealized Appreciation
S&P 500 Index	Short	3-17-16	33	$(16,792)	$129
E-mini Russell 2000 Index	Short	3-18-16	33	(3,734)	65

				$(20,526)	$194

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$382,556	$—	$—
Short-Term Securities	—	13,209	—

Total	$382,556	$13,209	$—

Futures Contracts	$194	$—	$—

During the year ended December 31, 2015, there were no transfers between Level 1 and 2.

Pathfinder Moderately Aggressive – Managed Volatility

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Funds VIP Dividend Opportunities	1,263	$9,872
Ivy Funds VIP Global Growth	932	8,086
Ivy Funds VIP Growth	817	9,332
Ivy Funds VIP International Core Equity	497	7,723
Ivy Funds VIP Limited-Term Bond	1,411	6,870
Ivy Funds VIP Mid Cap Growth	339	3,191
Ivy Funds VIP Money Market	6,419	6,419
Ivy Funds VIP Small Cap Growth	470	4,983
Ivy Funds VIP Small Cap Value	320	5,007
Ivy Funds VIP Value	521	3,204

TOTAL AFFILIATED MUTUAL FUNDS – 96.7%		$64,687
(Cost: $70,174)

SHORT-TERM SECURITIES	Principal

Master Note—3.3%
Toyota Motor Credit Corp.,
0.435%, 1-6-16 (A)	$2,185	2,185

TOTAL SHORT-TERM SECURITIES – 3.3%		$2,185
(Cost: $2,185)

TOTAL INVESTMENT SECURITIES – 100.0%		$66,872
(Cost: $72,359)

LIABILITIES, NET OF CASH AND OTHER ASSETS(B) – 0.0%		(12)

NET ASSETS – 100.0%		$66,860

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

(B)	Cash of $176 has been pledged as collateral on open futures contracts.

The following futures contracts were outstanding at December 31, 2015 (contracts unrounded):

Description	Type	Expiration Date	Number of Contracts	Value	Unrealized Appreciation
S&P 500 Index	Short	3-17-16	4	$(2,035)	$16
E-mini Russell 2000 Index	Short	3-18-16	7	(792)	14
E-mini S&P 500 Index	Short	3-18-16	10	(1,018)	7

				$(3,845)	$37

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$64,687	$—	$—
Short-Term Securities	—	2,185	—

Total	$64,687	$2,185	$—

Futures Contracts	$37	$—	$—

During the year ended December 31, 2015, there were no transfers between Level 1 and 2.

18	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Pathfinder Portfolios (in thousands)	DECEMBER 31, 2015

Pathfinder Moderately Conservative – Managed Volatility

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Funds VIP Dividend Opportunities	876	$6,849
Ivy Funds VIP Global Growth	441	3,830
Ivy Funds VIP Growth	654	7,467
Ivy Funds VIP International Core Equity	232	3,606
Ivy Funds VIP Limited-Term Bond	1,655	8,059
Ivy Funds VIP Mid Cap Growth	217	2,044
Ivy Funds VIP Money Market	12,849	12,849
Ivy Funds VIP Small Cap Growth	282	2,990
Ivy Funds VIP Small Cap Value	96	1,503
Ivy Funds VIP Value	417	2,564

TOTAL AFFILIATED MUTUAL FUNDS – 96.2%		$51,761
(Cost: $54,507)

SHORT-TERM SECURITIES	Principal

Master Note – 2.9%
Toyota Motor Credit Corp.,
0.435%, 1-6-16 (A)	$1,562	1,562

TOTAL SHORT-TERM SECURITIES – 2.9%		$1,562
(Cost: $1,562)

TOTAL INVESTMENT SECURITIES – 99.1%		$53,323
(Cost: $56,069)

CASH AND OTHER ASSETS, NET OF LIABILITIES(B) – 0.9%		462

NET ASSETS – 100.0%		$53,785

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

(B)	Cash of $157 has been pledged as collateral on open futures contracts.

The following futures contracts were outstanding at December 31, 2015 (contracts unrounded):

Description	Type	Expiration Date	Number of Contracts	Value	Unrealized Appreciation
S&P 500 Index	Short	3-17-16	2	$(1,018)	$8
E-mini Russell 2000 Index	Short	3-18-16	6	(679)	12
E-mini S&P 500 Index	Short	3-18-16	17	(1,730)	13

				$(3,427)	$33

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$51,761	$—	$—
Short-Term Securities	—	1,562	—

Total	$51,761	$1,562	$—

Futures Contracts	$33	$—	$—

During the year ended December 31, 2015, there were no transfers between Level 1 and 2.

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	19

MANAGEMENT DISCUSSION

Asset Strategy	(UNAUDITED)

Michael L. Avery

Cynthia P. Prince-Fox

Chace Brundige

Below, Michael L. Avery, Cynthia P. Prince-Fox and Chace Brundige, CFA, portfolio managers of Ivy Funds VIP Asset Strategy, discuss positioning, performance and results for the fiscal year ended December 31, 2015. Mr. Avery has managed the Portfolio for 19 years and has 37 years of industry experience. Ms. Prince-Fox has managed the Portfolio for 1 year and has 32 years of industry experience. Mr. Brundige has managed the Portfolio for 1 year and has 22 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2015
Ivy Funds VIP Asset Strategy	–8.35%
Benchmark(s) and/or Lipper Category
S&P 500 Index	1.38%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Barclays U.S. Aggregate Bond Index	0.55%
(generally reflects the performance of most U.S.-traded investment grade bonds)
Barclays U.S. Treasury Bills: 1-3 Month Index	0.03%
(generally reflects the performance of investment-grade Treasury bills, representing cash)
Lipper Variable Annuity Alternative Other Universe Average	–3.80%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expense, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios. Multiple indexes are shown because the Portfolio invests in multiple asset classes.

An environment of uncertainty, volatility

Fear seemed to be the operative word in 2015 in both equity and fixed income markets, though the beginning and end points masked the volatility during the year. The U.S. Treasury 10-year yield began the year at 2.17% and was 2.27% on Dec. 31, 2015. Similarly, the S&P 500 Index was 2059 to start the year and declined to 2044 by year end, the first annual decline since 2008.

The U.S. Federal Reserve (Fed), as expected, removed “patient” from its March 18, 2015, statement. We believe the Fed acted to allow flexibility in the timing of interest rate hikes. The Fed also inserted language assuring markets it would not raise rates until “reasonably confident” the 2% inflation target would be achieved in the medium term. However, the Fed lowered its forecast for gross domestic product at the March meeting and again in June. Equity and bond markets rallied on the news and took it to mean higher short-term rates were unlikely until the second half of 2015. The Fed did not increase rates until December and stated the intent for more in 2016 if the data allowed.

Many global central banks were in easing mode during the first half of 2015 — more than 20 at last count, including the Bank of Japan and the People’s Bank of China — to stimulate their economies and, in most cases, weaken their currencies. One of the more surprising moves in our view was in January 2015 by the Swiss National Bank, which cut interest rates 0.5 percentage point and removed its four-year-old currency peg to the euro. In March 2015, the European Central Bank began its own quantitative easing program, implementing a larger-than-expected bond-purchasing program of more than 1 trillion euros. These actions have shown limited efficacy, though sentiment and activity in the eurozone improved. We have been fearful of the point at which central bankers come to terms with the real possibility that the policy tools relied upon historically to support and stimulate growth have lost their potency.

Commodities prices fell most of the year and the renewed volatility in emerging markets, marked by the selloff in China’s Shanghai A-Share index that began in June and continued through the summer, all made for an uncertain backdrop. The August devaluation of the Chinese yuan unleashed another round of global growth concerns and speculation on the magnitude of the slowdown in China and its effects. Weaker manufacturing and export data added to mounting fears about a potential “hard landing.” Together, these forces triggered widespread global market selling. Growth scares such as these typically gain potency in a highly levered, low-growth world.

Cautious approach to the year

The Portfolio reported a negative return for the fiscal year while its all-equities S&P 500 Index benchmark showed a positive return, although the benchmark’s return was significantly less than it had in the previous three years. The Portfolio’s return also was below the negative return of its Lipper peer group average.

As 2015 began, we maintained a somewhat cautious outlook on the markets. This was broadly based on the belief that we remained in a challenging environment of global overcapacity and low demand, but expected normalization of interest rates by the Fed given the moderate growth in the U.S. However, we still believed equities would provide the best opportunity for return and entered the year with an elevated allocation.

20	ANNUAL REPORT	2015

Areas of focus during the year included: better-positioned U.S. consumer with cleaner balance sheets, lower energy prices, and an improving labor market; improving housing market helped by increased confidence among Millennials; growing numbers of emerging market consumers and where their money would be spent; and technology providing companies with improving efficiencies and productivity.

In the first half of 2015, the Portfolio benefitted from areas within technology, healthcare and even energy as the equity market began to consolidate into an increasingly smaller number of names. As we moved through the second half of 2015, global growth fears began to crystalize and had a negative impact on our Portfolio, which had both direct and indirect exposure to emerging markets. We began to position the Portfolio more defensively in response to some of these market gyrations and fears about the timing of the Fed’s rate increase by increasing our weighting in cash and fixed income.

Relative to the index, the names in the Portfolio that detracted from performance for the year were primarily in the consumer discretionary, technology and industrials sectors. As we repositioned the Portfolio to add liquidity, we also reduced some of the exposure to names in these sectors in which we had less confidence in their ability to withstand what we considered a shaky environment. We maintained exposure to companies that we believe have stronger prospects for growth. We also increased our exposure to companies closely tied to the domestic economy, but had been oversold.

Our cash allocation averaged about 10% during the year, which reduced performance when the market rose.

Gold has been a long-term holding in the Portfolio, although we reduced our position during the first half of the fiscal year. Global bond investors remained desperate for yield throughout the fiscal year, forcing them further into risk-taking strategies. This signaled to us that market inflation expectations remained well-contained. With little evidence of breakout inflation or currency debasement risk, spot prices remained challenged and gold was a small detractor from performance.

The Portfolio has the flexibility to utilize derivatives for directional exposure, hedging, or to a lesser degree, income enhancement. Derivatives use during the first half of 2015 was relatively low and used to opportunistically increase exposure to equities. During the third and fourth quarters, we opportunistically put on hedges as additional protection in the event of a broader market selloff. Derivatives were a small detractor to performance for the year.

Central bank policy risk

Looking ahead, we think the unintended consequences associated with global central bank policies are a primary risk for the markets and we expect to see increased volatility as they attempt to reconcile a number of uncertainties. Those headwinds include a relatively stronger U.S. economy along with a tighter Fed; the effects of a stronger U.S. dollar; slowing growth in China and a government that continues to interfere with market movement; geopolitical events; low inflation; and questions around fixed income liquidity, particularly within high yield.

It remains to be seen whether the declines in energy, mining and materials stay contained and do not seep into the rest of the global economy. We are of the belief that equities will slowly grind higher despite those question marks. The Portfolio maintains an elevated allocation to equities, but we also enter the new year with higher levels of cash and fixed income than in 2015.

We continue to seek investment opportunities that we believe should benefit from the growing number of emerging market consumers with rising incomes and an affinity for global consumer brands and content. We also continue to position the Portfolio for an environment of higher interest rates and those areas that can benefit from that change. In addition, we continue to look for investments that have the potential for revenue growth and solid balance sheets along with the potential for cost cutting through mergers and acquisitions.

We recognize our relatively more defensive allocation may be less appealing and give some of our shareholders pause in weighing their investment in the Portfolio. Our response would be that the Portfolio changes as the market environment in which we invest changes. What remains steadfast is the process we utilize to manage investor money. The increased number of market and economic risks suggest caution as a prudent guide, but a willingness to act at such time when those risks and rewards become more balanced. We will be ready.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

The Portfolio may allocate from 0-100% of its assets between stocks, bonds and short-term instruments of issuers around the globe and investments with exposure to various foreign securities. Subject to diversification limits, the Portfolio also may invest up to 25% of its total assets in precious metals.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Fixed-income securities are subject to interest-rate risk and, as such, the net asset value of the Portfolio may fall as interest rates rise. Investing in high-income securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

The Portfolio may focus its investments in certain regions or industries, thereby increasing its potential vulnerability to market volatility.

Investing in commodities is generally considered speculative because of the significant potential for investment loss due to cyclical economic conditions, sudden political events, and adverse international monetary policies. Markets for commodities are likely to be volatile and the Portfolio may pay more to store and accurately value its commodity holdings than it does with other holdings.

2015	ANNUAL REPORT	21

The Portfolio may seek to hedge market risk on various securities, manage and/or increase exposure to certain securities, companies, sectors, markets, foreign currencies and/or precious metals and seek to hedge certain event risks on positions held by the Portfolio via the use of derivative instruments. Such investments involve additional risks, as the fluctuations in the values of the derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived.

These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Asset Strategy.

22	ANNUAL REPORT	2015

PORTFOLIO HIGHLIGHTS

Asset Strategy	ALL DATA IS AS OF DECEMBER 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	65.7%
Consumer Discretionary	13.2%
Information Technology	12.8%
Health Care	11.4%
Financials	10.3%
Consumer Staples	8.8%
Energy	5.7%
Industrials	3.5%
Bullion (Gold)	3.3%
Purchased Options	0.3%
Bonds	9.9%
United States Government and Government Agency Obligations	5.0%
Corporate Debt Securities	4.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	20.8%

Country Weightings

North America	55.5%
United States	55.5%
Europe	13.0%
United Kingdom	7.8%
Other Europe	5.2%
Pacific Basin	6.8%
Bullion (Gold)	3.3%
Other	0.3%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Purchased Options	21.1%

Top 10 Equity Holdings

Company	Country	Sector	Industry
AIA Group Ltd.	Hong Kong	Financials	Life & Health Insurance
Microsoft Corp.	United States	Information Technology	Systems Software
Home Depot, Inc. (The)	United States	Consumer Discretionary	Home Improvement Retail
Citigroup, Inc.	United States	Financials	Other Diversified Financial Services
Allergan plc	United States	Health Care	Pharmaceuticals
Coca-Cola Co. (The)	United States	Consumer Staples	Soft Drinks
Kraft Foods Group, Inc.	United States	Consumer Staples	Packaged Foods & Meats
Cognizant Technology Solutions Corp., Class A	United States	Information Technology	IT Consulting & Other Services
JPMorgan Chase & Co.	United States	Financials	Other Diversified Financial Services
Philip Morris International, Inc.	United States	Consumer Staples	Tobacco

See your advisor for more information on the Portfolio’s most recent published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2015	ANNUAL REPORT	23

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Asset Strategy	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-15	-8.35%
5-year period ended 12-31-15	3.74%
10-year period ended 12-31-15	7.69%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

24	ANNUAL REPORT	2015

CONSOLIDATED SCHEDULE OF INVESTMENTS

Asset Strategy (in thousands) DECEMBER 31, 2015

COMMON STOCKS	Shares		Value
Consumer Discretionary

Apparel Retail – 1.5%
Limited Brands, Inc.	202		$19,356

Auto Parts & Equipment – 2.7%
Continental AG (A)	76		18,498
Delphi Automotive plc	185		15,834

			34,332

Cable & Satellite – 1.1%
Comcast Corp., Class A	246		13,859

Home Improvement Retail – 2.3%
Home Depot, Inc. (The)	219		28,910

Leisure Facilities – 0.0%
Circuit of the Americas LLC, Class B (B)	—	*	—

Leisure Products – 1.8%
Media Group Holdings LLC, Series H (B)(C)(D)(E)	32		3,533
Media Group Holdings LLC, Series I (B)(C)(D)(E)	19		7,651
Media Group Holdings LLC, Series T (B)(C)(D)(E)	4		11,542

			22,726

Movies & Entertainment – 1.6%
Delta Topco Ltd. (C)	56,728		20,989

Restaurants – 2.2%
Chipotle Mexican Grill, Inc., Class A (B)	25		11,900
McDonalds Corp.	132		15,547

			27,447

Total Consumer Discretionary – 13.2%			167,619
Consumer Staples

Brewers – 0.3%
SABMiller plc (A)	57		3,438

Hypermarkets & Super Centers – 0.8%
Costco Wholesale Corp.	61		9,851

Packaged Foods & Meats – 2.5%
Kraft Foods Group, Inc.	336		24,418
Mead Johnson Nutrition Co.	92		7,224

			31,642

Soft Drinks – 3.2%
Coca-Cola Co. (The)	634		27,220
PepsiCo, Inc.	137		13,639

			40,859

Tobacco – 2.0%
ITC Ltd. (A)	743		3,680
Philip Morris International, Inc.	254		22,364

			26,044

Total Consumer Staples – 8.8%			$111,834

COMMON STOCKS (Continued)	Shares	Value
Energy

Oil & Gas Equipment & Services – 1.6%
Halliburton Co.	408	13,871
Schlumberger Ltd.	83	5,803

		19,674

Oil & Gas Exploration & Production – 2.0%
Anadarko Petroleum Corp.	84	4,066
Cabot Oil & Gas Corp.	63	1,111
EOG Resources, Inc.	123	8,679
Noble Energy, Inc.	310	10,205
Pioneer Natural Resources Co.	9	1,091

		25,152

Oil & Gas Refining & Marketing – 1.5%
Phillips 66	227	18,577

Oil & Gas Storage & Transportation – 0.6%
Plains GP Holdings L.P., Class A	846	7,997

Total Energy – 5.7%		71,400
Financials

Diversified Banks – 3.9%
Axis Bank Ltd. (A)	1,319	8,952
Banca Intesa S.p.A. (A)	4,326	14,518
Kabushiki Kaisha Mitsubishi Tokyo Financial Group (A)	541	3,407
State Bank of India (A)	1,332	4,519
Wells Fargo & Co.	334	18,162

		49,558

Life & Health Insurance – 2.4%
AIA Group Ltd. (A)	4,989	30,000

Other Diversified Financial Services – 4.0%
Citigroup, Inc.	543	28,110
JPMorgan Chase & Co.	352	23,223

		51,333

Total Financials – 10.3%		130,891
Health Care

Biotechnology – 3.8%
Alexion Pharmaceuticals, Inc. (B)	65	12,303
Amgen, Inc.	130	21,152
Biogen, Inc. (B)	46	14,153

		47,608

Health Care Equipment – 0.7%
Medtronic plc	117	8,992

Managed Health Care – 0.8%
Anthem, Inc.	77	10,681

COMMON STOCKS (Continued)	Shares	Value
Pharmaceuticals – 6.1%
Allergan plc (B)	90	$28,003
Bristol-Myers Squibb Co.	188	12,933
Pfizer, Inc.	624	20,143
Shire Pharmaceuticals Group plc ADR	61	12,402
Teva Pharmaceutical Industries Ltd. ADR	54	3,558

		77,039

Total Health Care – 11.4%		144,320
Industrials

Aerospace & Defense – 1.0%
Lockheed Martin Corp.	59	12,703

Construction & Engineering – 0.7%
Larsen & Toubro Ltd. (A)	433	8,352

Industrial Machinery – 1.8%
FANUC Ltd. (A)	62	10,856
Ingersoll-Rand plc	217	11,981

		22,837

Total Industrials – 3.5%		43,892
Information Technology

Application Software – 3.2%
Adobe Systems, Inc. (B)	230	21,635
Intuit, Inc. (F)	197	18,991

		40,626

Data Processing & Outsourced Services – 2.6%
Alliance Data Systems Corp. (B)	55	15,211
Visa, Inc., Class A	230	17,821

		33,032

Internet Software & Services – 2.8%
Alibaba Group Holding Ltd. ADR (B)	170	13,824
Google, Inc., Class A (B)	28	21,551

		35,375

IT Consulting & Other Services – 1.9%
Cognizant Technology Solutions Corp., Class A (B)(F)	399	23,977

Systems Software – 2.3%
Microsoft Corp.	532	29,494

Total Information Technology – 12.8%		162,504

TOTAL COMMON STOCKS – 65.7%		$832,460
(Cost: $844,502)

2015	ANNUAL REPORT	25

CONSOLIDATED SCHEDULE OF INVESTMENTS

Asset Strategy (in thousands) DECEMBER 31, 2015

PURCHASED OPTIONS	Number of Contracts (Unrounded)	Value
Amazon.com, Inc., Put $650.00, Expires 2-19-16, OTC (Ctrpty: UBS AG)	383	$996
Google, Inc., Class A, Call $860.00, Expires 3-18-16, OTC (Ctrpty: Deutsche Bank AG)	119	119
Microsoft Corp., Call $57.50, Expires 2-19-16, OTC (Ctrpty: Bank of America N.A.)	5,448	656
S&P 500 Index:
Put $2,000.00, Expires 1-8-16	644	454
Put $1,975.00, Expires 1-15-16	627	508
Put $1,950.00, Expires 2-19-16	628	1,426

TOTAL PURCHASED OPTIONS – 0.3%		$4,159
(Cost: $7,308)

CORPORATE DEBT SECURITIES	Principal
Consumer Discretionary

Automobile Manufacturers – 0.6%
Aston Martin Holdings Ltd., 10.250%, 7-15-18 (G)(H)	$7,195	7,113

Leisure Facilities – 0.2%
Circuit of the Americas LLC, Series C, 0.000%, 12-31-20 (I)	3,642	2,425

Movies & Entertainment – 4.1%
Delta Topco Ltd., 10.000%, 11-24-60 (C)(G)	52,330	52,330

Total Consumer Discretionary – 4.9%		61,868

TOTAL CORPORATE DEBT SECURITIES – 4.9%		$61,868
(Cost: $62,513)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS	Principal	Value
Mortgage-Backed Obligations – 0.0%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO:
5.500%, 3-15-23 (J)	$50	$4
5.500%, 10-15-25 (J)	228	32
6.000%, 11-15-35 (J)	135	28
Federal National Mortgage Association Agency REMIC/CMO:
5.500%, 6-25-23 (J)	93	12
5.500%, 8-25-33 (J)	147	26
5.500%, 4-25-34 (J)	239	46
5.500%, 11-25-36 (J)	304	57
Government National Mortgage Association Agency REMIC/CMO:
5.500%, 3-20-32 (J)	8	—	*
5.500%, 11-20-33 (J)	9	—	*
5.500%, 7-20-35 (J)	122	24

		229

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.0%		$229
(Cost: $225)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 5.0%
U.S. Treasury Bonds, 2.875%, 8-15-45	17,879	17,331
U.S. Treasury Notes:
1.625%, 7-31-20	14,230	14,166
2.000%, 8-15-25	32,890	32,067

		63,564

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 5.0%		$63,564
(Cost: $65,054)

BULLION – 3.3%	Troy Ounces
Gold	39	41,830

(Cost: $48,038)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper(K) – 17.6%
Air Products and Chemicals, Inc., 0.370%, 1-20-16	$6,000	$5,999
Apple, Inc., 0.350%, 2-1-16	15,000	14,995
Becton Dickinson & Co., 0.470%, 1-21-16	8,000	7,998
BMW U.S. Capital LLC (GTD by BMW AG):
0.380%, 1-27-16	2,000	1,999
0.380%, 1-29-16	3,000	2,999
BorgWarner, Inc., 0.610%, 1-11-16	7,000	6,999
Corporacion Andina de Fomento:
0.230%, 1-8-16	5,000	5,000
0.310%, 1-13-16	12,000	11,999
Diageo Capital plc (GTD by Diageo plc),
0.730%, 1-4-16	5,000	5,000
Ecolab, Inc.,
0.470%, 1-20-16	5,000	4,999
Essilor International S.A.,
0.160%, 1-25-16	6,000	5,998
Federal Home Loan Bank:
0.280%, 3-2-16	5,000	4,998
0.280%, 3-10-16	5,000	4,997
0.290%, 3-28-16	5,000	4,996
Honeywell International, Inc.,
0.390%, 2-24-16	3,500	3,498
Intel Corp.,
0.350%, 1-27-16	5,500	5,498
John Deere Capital Corp.,
0.250%, 1-12-16	4,000	4,000
John Deere Financial Ltd. (GTD by John Deere Capital Corp.),
0.300%, 1-21-16	5,000	4,999
Johnson & Johnson,
0.400%, 1-13-16	7,000	6,999
Kellogg Co.,
0.350%, 1-5-16	3,340	3,340
Kroger Co. (The),
0.700%, 1-4-16	15,000	14,999
Malayan Banking Berhad (GTD by Wells Fargo Bank N.A.),
0.210%, 2-19-16	10,000	9,993
McCormick & Co., Inc.,
0.290%, 1-4-16	5,748	5,748
McDonalds Corp.,
0.360%, 1-19-16	5,000	4,999
Medtronic Global Holdings SCA,
0.410%, 1-13-16	10,000	9,998
Microsoft Corp.,
0.240%, 1-20-16	5,000	4,999
Northern Illinois Gas Co.:
0.450%, 1-5-16	5,000	5,000
0.300%, 1-20-16	5,000	4,999

26	ANNUAL REPORT	2015

CONSOLIDATED SCHEDULE OF INVESTMENTS

Asset Strategy (in thousands)	DECEMBER 31, 2015

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper(K) (Continued)
Scotiabanc, Inc. (GTD by Bank of Nova Scotia (The)):
0.220%, 1-4-16	$5,000	$5,000
0.360%, 1-19-16	5,000	4,999
Siemens Capital Co. LLC (GTD by Siemens AG),
0.230%, 3-29-16	10,000	9,990
St. Jude Medical, Inc.:
0.350%, 1-4-16	10,000	10,000
0.460%, 1-19-16	7,000	6,998
Virginia Electric and Power Co.:
0.530%, 1-5-16	3,000	3,000
0.530%, 1-8-16	6,000	5,999

		224,031

Master Note – 0.2%
Toyota Motor Credit Corp.,
0.435%, 1-6-16 (L)	2,438	2,438

SHORT-TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations – 1.7%
MS Business Fin Corp., Gulf Opp Zone Indl Dev Rev Bonds (Chevron USA, Inc. Proj), Ser 2007B (GTD by Chevron Corp.),
0.010%, 1-1-16 (L)	$11,000	$11,000
MS Business Fin Corp., Gulf Opp Zone Indl Dev Rev Bonds (Chevron USA, Inc. Proj), Ser 2007D (GTD by Chevron Corp.),
0.010%, 1-1-16 (L)	10,000	10,000

		21,000

United States Government Agency Obligations – 0.3%
Overseas Private Investment Corp. (GTD by U.S. Government):
0.330%, 1-7-16 (L)	1,800	1,800

SHORT-TERM SECURITIES (Continued)	Principal	Value
0.330%, 1-29-16 (L)	$2,000	$2,000

		3,800

TOTAL SHORT-TERM SECURITIES – 19.8%		$251,269
(Cost: $251,260)

TOTAL INVESTMENT SECURITIES – 99.0%		$1,255,379
(Cost: $1,278,900)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.0%		12,887

NET ASSETS – 100.0%		$1,268,266

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	Restricted securities. At December 31, 2015, the Portfolio owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Delta Topco Ltd.	1-23-12 to 6-15-12	56,728	$26,773	$20,989
Media Group Holdings LLC, Series H	8-29-13 to 10-31-13	32	22,374	3,533
Media Group Holdings LLC, Series I	4-23-13 to 11-8-13	19	10,478	7,651
Media Group Holdings LLC, Series T	7-2-13 to 1-23-15	4	8,613	11,542
		Principal
Delta Topco Ltd., 10.000%, 11-24-60	4-1-12 to 1-1-15	$52,330	52,820	52,330

			$121,058	$96,045

The	total value of these securities represented 7.6% of net assets at December 31, 2015.

(D)	Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Portfolio and consolidated as described in Note 6 of the Notes to Financial Statements.

(E)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(F)	All or a portion of securities with an aggregate value of $27,551 are held in collateralized accounts to cover potential obligations with respect to outstanding written options.

(G)	Payment-in-kind bonds.

(H)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015 the total value of these securities amounted to $7,113 or 0.6% of net assets.

(I)	Zero coupon bond.

(J)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(K)	Rate shown is the yield to maturity at December 31, 2015.

(L)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

2015	ANNUAL REPORT	27

CONSOLIDATED SCHEDULE OF INVESTMENTS

Asset Strategy (in thousands) DECEMBER 31, 2015

The following forward foreign currency contracts were outstanding at December 31, 2015:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Euro	25,679	U.S. Dollar	28,185	1-19-16	Deutsche Bank AG	$268	$—
Japanese Yen	815,394	U.S. Dollar	6,726	1-19-16	Morgan Stanley International	—	60

						$268	$60

The following written options were outstanding at December 31, 2015 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Value
Amazon.com, Inc.	UBS AG	Put	766	February 2016	$600.00	$1,402	$(904)
Google, Inc., Class A	Deutsche Bank AG	Put	95	March 2016	710.00	175	(137)
Microsoft Corp.	Bank of America N.A.	Put	1,816	February 2016	50.00	224	(110)
	Bank of America N.A.	Call	5,448	February 2016	62.50	124	(111)
S&P 500 Index	N/A	Put	644	January 2016	1,800.00	320	(18)
	N/A	Put	628	February 2016	1,700.00	354	(202)

						$2,599	$(1,482)

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$123,904	$—	$43,715
Consumer Staples	111,834	—	—
Energy	71,400	—	—
Financials	130,891	—	—
Health Care	144,320	—	—
Industrials	43,892	—	—
Information Technology	162,504	—	—
Total Common Stocks	$788,745	$—	$43,715
Purchased Options	2,388	1,771	—
Corporate Debt Securities	—	9,538	52,330
United States Government Agency Obligations	—	229	—
United States Government Obligations	—	63,564	—
Bullion	41,830	—	—
Short-Term Securities	—	251,269	—
Total	$832,963	$326,371	$96,045
Forward Foreign Currency Contracts	$—	$268	$—
Liabilities
Forward Foreign Currency Contracts	$—	$60	$—
Written Options	$220	$1,262	$—

During the year ended December 31, 2015, securities totaling $94,627 were transferred from Level 2 to Level 1. These transfers were the result of fair value procedures applied to international securities due to significant market movement of the S&P 500 on December 31, 2014. Transfers out of Level 2 represent the values as of the beginning of the reporting period.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Debt Securities
Beginning Balance 1-1-15	$92,612	$47,573
Net realized gain (loss)	(1,310)	—
Net change in unrealized appreciation (depreciation)	(28,813)	—
Purchases	601	4,757
Sales	(19,375)	—
Amortization/Accretion of premium/discount	—	—
Transfers into Level 3 during the period	—	—
Transfers out of Level 3 during the period	—	—
Ending Balance 12-31-15	$43,715	$52,330
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 12-31-15	$(31,413)	$—

28	ANNUAL REPORT	2015

CONSOLIDATED SCHEDULE OF INVESTMENTS

Asset Strategy (in thousands) DECEMBER 31, 2015

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. As shown above, transfers in and out of Level 3 represent the values as of the beginning of the reporting period.

Information about Level 3 fair value measurements:

	Fair Value at 12-31-15	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Assets

Common Stocks	$43,715	Discounted cash flows model	Long-term growth rate	2.50%
			Weighted average cost of capital	7.88 to 20%
			Illiquidity discount	10%

Corporate Debt Securities	52,330	Discounted cash flows model	Long-term growth rate	2.50%
			Weighted average cost of capital	7.88%
			Illiquidity discount	10%

Significant increases in long-term growth rate inputs could result in a higher fair value measurement. However, significant increases in weighted average cost of capital or illiquidity discount inputs could result in a lower fair value measurement.

During the year ended December 31, 2015, securities totaling $7,147 changed valuation techniques from transaction to discounted cash flows model. The change in valuation techniques is primarily due to the transaction method no longer reflecting current market conditions.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

OTC = Over the Counter

REMIC = Real Estate Mortgage Investment Conduit

Country Diversification

(as a % of net assets)
United States	55.5%
United Kingdom	7.8%
Ireland	2.6%
Hong Kong	2.4%
India	2.1%
Germany	1.5%
Japan	1.2%
Italy	1.1%
China	1.1%
Other Countries	0.3%
Other+	24.4%

+Includes gold bullion, options, cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	29

MANAGEMENT DISCUSSION

Balanced	(UNAUDITED)

Matthew A. Hekman

Matthew A. Hekman, who has 17 years of industry experience, became portfolio manager of Ivy Funds VIP Balanced in August 2014. Prior to August 2014, the Portfolio was managed by Cynthia P. Prince-Fox. Below, Mr. Hekman discusses positioning, performance and results for the fiscal year ended December 31, 2015.

Fiscal year Performance

For the 12 Months Ended December 31, 2015
Ivy Funds VIP Balanced	–0.32%
Benchmark(s) and/or Lipper Category
S&P 500 Index	1.38%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Lipper Variable Annuity Mixed-Asset Target Allocation Growth Funds Universe Average	–1.29%
(generally reflects the performance of the universe of funds with similar investment objectives)
Barclays U.S. Government/Credit Index	0.15%
(generally reflects the performance of securities in the bond market)

Please note that Portfolio returns include applicable fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios. Multiple indexes are shown because the Portfolio invests in multiple asset classes.

Key drivers

The year ended December 31, 2015 was one of an increasing amount of volatility as investors grappled with a sluggish global growth environment; the transition away from the U.S. Federal Reserve (Fed) program of quantitative easing (commonly referred to as “QE”) toward a Fed interest rate cycle; ongoing geopolitical unrest in Eurasia and the Middle East; ongoing Eurozone uncertainty coupled with significant currency fluctuations; and a dramatic decline in the price of commodities. As a result, longer term interest rates, while volatile, declined modestly over the course of the year and equity markets rose modestly with consumer discretionary, health care and consumer staples, traditionally more defensive sectors of the equity market, posting outsized relative returns.

Contributors and detractors

The Portfolio outperformed its peers in the Lipper VA Mixed-Asset Target Allocation Growth universe, posting a total return of -0.32% for the fiscal year ended December 31, 2015. Relative outperformance was driven by the allocation decision to target equity exposure near 70% and strong relative performance of the fixed-income sleeve of the portfolio. The Portfolio’s equity benchmark, the S&P 500 Index, was up 1.38% for the fiscal year. The Portfolio’s fixed-income benchmark, the Barclays U.S. Government/Credit Index was up 0.15% for the fiscal year.

The equity portfolio was essentially flat on the year, producing a 0.25% return, which underperformed the benchmark due to the overweight positions of the materials and industrials sectors and poor stock selection in the energy and materials sectors. The consumer discretionary, health care and consumer staples sectors were up respectively during the fiscal year, well ahead of the S&P 500 average, while the energy and materials sectors declined 21.1% and 8.4% respectively, well below the S&P 500 average. A long-standing overweight of the consumer discretionary sector and strong stock selection in financials, industrials and consumer staples served to support relative performance over the course of the year.

The fixed-income portfolio advanced approximately 1.5% over the past 12 months, outperforming the benchmark return due to an overweight in high-grade credit. The portfolio has long been positioned to a shorter duration relative to its benchmark given the absolute low level of interest rates, which was a headwind to performance during the period. The portfolio is substantially overweight high-grade credit given the good health of corporate balance sheets and abundant liquidity available within the financial system. The overweight in high-grade credit, coupled with substantial exposure to the financials sector, helped overcome the portfolio’s shorter duration, resulting in relative outperformance compared to its Lipper Universe Average.

Top contributors to Portfolio performance came from the technology, consumer staples, consumer discretionary and industrials sectors. Specifically, Amazon.com Inc., Constellation Brands Inc., Home Depot Inc., Broadcom Corp., Limited Inc., Carnival Corp., General Electric Co. and McDonald’s Corp. were notable contributors. In each case, we feel that the outlook for these companies continues to be promising.

At Amazon, the ongoing shift in consumer preference away from brick-and-mortar retail to the online experience continues to gain momentum. In addition, the companies cloud computing business, Amazon Web Services, has grown dramatically with encouraging profitability metrics that appear sustainable. At Constellation Brands, beer volumes have been very strong with growing brand strength and expanding margins. The company is expanding production capacity and introducing new packaging options, which we believe should lead to growing market share in the year head. At Home Depot, ongoing improvement in the home repair and remodel market here in the U.S., coupled with an emphasis on cost management, has produced strong results that we believe will prove sustainable. At Broadcom, the company received an offer to be acquired by Avago Technologies Ltd., which was accepted and is expected to close in the first calendar quarter of 2016. Finally, at Limited, the Victoria’s Secret and PINK brands continue to resonate with consumers and a global growth opportunity is emerging as international consumers look for affordable luxury.

30	ANNUAL REPORT	2015

Detractors to Portfolio performance were Freeport-McMoRan Inc., Union Pacific Corp., Plains GP Holdings, Energy Transfer Partners LP, Twenty-first Century Fox, Applied Materials, Williams-Sonoma and American Express (no longer a fund holding). Materials and energy stocks fell as global commodity prices declined due to oversupply and amidst growing concerns over future demand growth.

Union Pacific was negatively impacted by these weak commodity prices as well as volume declines stemming from an associated slowdown in the energy, industrial and manufacturing segments of the U.S. economy. Twenty-first Century Fox was weak as concerns over disruption to the media and entertainment value proposition resulting from cord-cutting as well as growing alternative sources of digital content captured share from traditional media companies. In addition, programming trends for Fox, in particular, disappointed. Applied Materials had agreed to acquire Tokyo Electron in 2013 but was forced to abandon the deal in the spring of 2015 due to concerns voiced by the U.S. Department of Justice around competitive advantage created by the proposed merger. The deal was widely viewed positively by investors and its cancellation was a disappointment. In the period since the announcement, the outlook for semiconductor capital equipment orders in 2016 has slowly deteriorated, further pressuring the shares. Williams-Sonoma is a specialty retailer with exposure to kitchen equipment and home accessories that saw volume weakness resulting from shipping issues related to labor strikes at the West Coast ports as well as growing concern over competitive share loss to online retailers. We believe the volume declines and associated costs are transitory and should recover.

Outlook

As we look ahead to the next 12 months, it seems volatility is likely to remain at an elevated level in the near-term. The balanced strategy was adjusted slightly during the 4th calendar quarter of 2015 in reaction to the growing risks to economic growth and potential economic disruption resulting from the dramatic decline in commodity prices. The targeted equity allocation was reduced from 70% to 65% with the balance allocated to fixed income and cash.

We believe global growth will improve modestly as clarity around fiscal spending and monetary policy improve; strengthened balance sheets and higher consumer and corporate confidence readings begin to translate into higher consumer and corporate spending; and the lagged effect of historical stimulus continues to provide a persistent tailwind to growth. We continue to be encouraged by modest inflation rates and subdued inflation expectations, which provide an environment conducive for central banks to provide support to their local economies if needed. In addition, we see encouraging signs from the U.S. housing market as well as growing evidence of acceleration in consumer spending as significant positives for our economy. As the domestic economy gradually improves, the Fed should continue to raise interest rates at a very modest pace.

While we continue to monitor macroeconomic forces and trends, we maintain an emphasis on finding high quality, growing companies whose securities are trading at a reasonable valuation with visible catalysts to drive relative outperformance over the next 12 months. This approach has served investors well over time, and our confidence in it has not waned.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Portfolio’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Funds VIP Balanced.

2015	ANNUAL REPORT	31

PORTFOLIO HIGHLIGHTS

Balanced ALL DATA IS AS OF DECEMBER 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	62.0%
Consumer Discretionary	13.9%
Information Technology	10.8%
Health Care	10.1%
Financials	8.4%
Industrials	6.9%
Consumer Staples	4.5%
Energy	3.9%
Materials	2.1%
Telecommunication Services	1.4%
Bonds	27.7%
Corporate Debt Securities	26.9%
United States Government and Government Agency Obligations	0.5%
Loans	0.3%
Mortgage-Backed Securities	0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	10.3%

Top 10 Equity Holdings

Company	Sector	Industry
Carnival Corp.	Consumer Discretionary	Hotels, Resorts & Cruise Lines
Boeing Co. (The)	Industrials	Aerospace & Defense
Home Depot, Inc. (The)	Consumer Discretionary	Home Improvement Retail
PNC Financial Services Group, Inc. (The)	Financials	Regional Banks
JPMorgan Chase & Co.	Financials	Other Diversified Financial Services
Broadcom Corp., Class A	Information Technology	Semiconductors
Limited Brands, Inc.	Consumer Discretionary	Apparel Retail
McDonalds Corp.	Consumer Discretionary	Restaurants
Union Pacific Corp.	Industrials	Railroads
Shire Pharmaceuticals Group plc ADR	Health Care	Pharmaceuticals

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

32	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Balanced	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-15	-0.32%
5-year period ended 12-31-15	8.90%
10-year period ended 12-31-15	7.32%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	33

SCHEDULE OF INVESTMENTS

Balanced (in thousands)	DECEMBER 31, 2015

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel Retail – 1.6%
Limited Brands, Inc.	63	$6,018

Cable & Satellite – 1.3%
Comcast Corp., Class A	86	4,836

Casinos & Gaming – 1.1%
Las Vegas Sands, Inc.	94	4,099

Department Stores – 0.7%
Kohl’s Corp.	55	2,641

Home Improvement Retail – 2.0%
Home Depot, Inc. (The)	57	7,545

Homefurnishing Retail – 1.2%
Williams-Sonoma, Inc.	80	4,667

Hotels, Resorts & Cruise Lines – 2.7%
Carnival Corp.	147	7,987
Hyatt Hotels Corp., Class A(A)	55	2,593

		10,580

Internet Retail – 0.9%
Amazon.com, Inc.(A)	5	3,582

Movies & Entertainment – 0.9%
Twenty-First Century Fox, Inc.	132	3,597

Restaurants – 1.5%
McDonalds Corp.	49	5,783

Total Consumer Discretionary – 13.9%		53,348
Consumer Staples

Brewers – 1.0%
Anheuser-Busch InBev S.A. ADR	31	3,887

Distillers & Vintners – 1.3%
Constellation Brands, Inc.	36	5,057

Packaged Foods & Meats – 2.2%
J.M. Smucker Co. (The)	12	1,431
Kraft Foods Group, Inc.	49	3,594
Mead Johnson Nutrition Co.	42	3,316

		8,341

Total Consumer Staples – 4.5%		17,285
Energy

Oil & Gas Equipment & Services – 1.1%
Schlumberger Ltd.	58	4,028

COMMON STOCKS (Continued)	Shares	Value
Oil & Gas Exploration & Production – 1.8%
Newfield Exploration Co.(A)	72	$2,331
Noble Energy, Inc.	136	4,470

		6,801

Oil & Gas Storage & Transportation – 1.0%
Energy Transfer Partners L.P.	84	2,824
Plains GP Holdings L.P., Class A	116	1,099

		3,923

Total Energy – 3.9%		14,752
Financials

Asset Management & Custody Banks – 1.2%
Northern Trust Corp.	62	4,499

Investment Banking & Brokerage – 0.9%
Morgan Stanley	105	3,346

Other Diversified Financial Services – 3.3%
Citigroup, Inc.	103	5,320
JPMorgan Chase & Co.	110	7,276

		12,596

Regional Banks – 1.9%
PNC Financial Services Group, Inc. (The)	78	7,439

Specialized REITs – 1.1%
Crown Castle International Corp.	50	4,323

Total Financials – 8.4%		32,203
Health Care

Biotechnology – 0.6%
Biogen, Inc.(A)	8	2,298

Health Care Equipment – 1.2%
Medtronic plc	57	4,407

Pharmaceuticals – 6.6%
Allergan plc(A)	18	5,500
GlaxoSmithKline plc ADR	84	3,381
Johnson & Johnson	52	5,290
Shire Pharmaceuticals Group plc ADR	28	5,679
Teva Pharmaceutical Industries Ltd. ADR	85	5,596

		25,446

Total Health Care – 8.4%		32,151
Industrials

Aerospace & Defense – 3.2%
Boeing Co. (The)	55	7,880
Rockwell Collins, Inc.	47	4,329

		12,209

COMMON STOCKS (Continued)	Shares	Value

Industrial Conglomerates – 1.4%
General Electric Co.	177	$5,509

Railroads – 1.5%
Union Pacific Corp.	73	5,740

Total Industrials – 6.1%		23,458
Information Technology

Application Software – 0.9%
Autodesk, Inc.(A)	58	3,543

Communications Equipment – 1.0%
Harris Corp.	44	3,863

Data Processing & Outsourced Services – 2.1%
Alliance Data Systems Corp.(A)	17	4,757
FleetCor Technologies, Inc.(A)	24	3,373

		8,130

IT Consulting & Other Services – 1.4%
Cognizant Technology Solutions Corp., Class A(A)	89	5,336

Semiconductor Equipment – 0.9%
Applied Materials, Inc.	185	3,457

Semiconductors – 4.1%
Broadcom Corp., Class A	117	6,771
Microchip Technology, Inc.	81	3,774
Texas Instruments, Inc.	93	5,075

		15,620

Technology Hardware, Storage & Peripherals – 0.4%
Apple, Inc.	15	1,584

Total Information Technology – 10.8%		41,533
Materials

Diversified Chemicals – 1.1%
PPG Industries, Inc.	44	4,393

Diversified Metals & Mining – 0.4%
Freeport-McMoRan Copper & Gold, Inc., Class B	222	1,502

Total Materials – 1.5%		5,895

34	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Balanced (in thousands)	DECEMBER 31, 2015

COMMON STOCKS (Continued)	Shares	Value
Telecommunication Services

Integrated Telecommunication Services – 0.5%
AT&T, Inc.	51	$1,770

Total Telecommunication Services – 0.5%		1,770

TOTAL COMMON STOCKS – 58.0%		$222,395
(Cost: $194,866)

PREFERRED STOCKS
Health Care

Pharmaceuticals – 1.7%
Allergan plc, Convertible Series A, 5.500%	4	4,121
Teva Pharmaceutical Industries Ltd., Convertible, 7.000%(A)	3	2,543

		6,664

Total Health Care – 1.7%		6,664
Industrials

Environmental & Facilities Services – 0.8%
Stericycle, Inc., 5.250%	33	3,021

Total Industrials – 0.8%		3,021
Materials

Commodity Chemicals – 0.6%
A. Schulman, Inc., Convertible	3	2,300

Total Materials – 0.6%		2,300
Telecommunication Services

Integrated Telecommunication Services – 0.9%
Frontier Communications Corp., Convertible Series A, 11.125%	35	3,234

Total Telecommunication Services – 0.9%		3,234

TOTAL PREFERRED STOCKS – 4.0%		$15,219
(Cost: $15,944)

CORPORATE DEBT SECURITIES	Principal	Value
Consumer Discretionary
Apparel Retail – 0.2%
L Brands, Inc.,
6.875%, 11-1-35(B)	$250	$257
Limited Brands, Inc.,
6.625%, 4-1-21	460	509

		766

Auto Parts & Equipment – 0.1%
Delphi Corp.,
5.000%, 2-15-23	200	212

Automobile Manufacturers – 0.4%
Volkswagen Group of America, Inc.:
2.125%, 5-23-19(B)	1,250	1,186
2.400%, 5-22-20(B)	500	468

		1,654

Broadcasting – 0.0%
Discovery Communications LLC,
3.300%, 5-15-22	200	189

Cable & Satellite – 0.5%
News American, Inc.,
3.000%, 9-15-22	250	246
Pearson Funding Five plc,
3.250%, 5-8-23(B)	300	283
Viacom, Inc.:
2.500%, 9-1-18	100	100
2.200%, 4-1-19	700	688
2.750%, 12-15-19	500	493

		1,810

General Merchandise Stores – 0.1%
Dollar General Corp.:
4.125%, 7-15-17	100	103
1.875%, 4-15-18	250	247

		350

Homebuilding – 0.1%
Toll Brothers Finance Corp.,
4.375%, 4-15-23	500	485

Hotels, Resorts & Cruise Lines – 0.1%
Hyatt Hotels Corp.,
3.375%, 7-15-23	250	238

Household Appliances – 0.1%
Stanley Black & Decker, Inc.,
2.451%, 11-17-18	500	502

Internet Retail – 0.1%
Amazon.com, Inc.,
2.600%, 12-5-19	450	457

Specialty Stores – 0.2%
GNC Holdings, Inc., Convertible,
1.500%, 8-15-20(B)	750	600

Total Consumer Discretionary – 1.9%		7,263

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Staples

Brewers – 0.1%
SABMiller Holdings, Inc.,
2.200%, 8-1-18(B)	$500	$499

Distillers & Vintners – 0.1%
Beam, Inc.,
1.750%, 6-15-18	250	246

Drug Retail – 0.2%
CVS Health Corp.,
2.800%, 7-20-20	635	638
Walgreens Boots Alliance, Inc.,
2.700%, 11-18-19	300	300

		938

Food Distributors – 0.1%
Campbell Soup Co.,
2.500%, 8-2-22	300	285
ConAgra Foods, Inc.,
1.900%, 1-25-18	200	199

		484

Household Products – 0.1%
Church & Dwight Co., Inc.,
2.875%, 10-1-22	250	242

Packaged Foods & Meats – 0.0%
Mead Johnson Nutrition Co.,
3.000%, 11-15-20	200	200

Personal Products – 0.1%
Estee Lauder Co., Inc. (The),
2.350%, 8-15-22	300	290

Soft Drinks – 0.2%
Coca-Cola Co. (The),
1.875%, 10-27-20	750	743

Tobacco – 0.2%
BAT International Finance plc,
2.750%, 6-15-20(B)	600	600

Total Consumer Staples – 1.1%		4,242
Energy

Oil & Gas Equipment & Services – 0.5%
Brand Energy & Infrastructure Services,
8.500%, 12-1-21(B)	1,500	1,290
Newpark Resources, Inc., Convertible,
4.000%, 10-1-17	200	178
Schlumberger Holding Corp.,
2.350%, 12-21-18(B)	500	497

		1,965

2015	ANNUAL REPORT	35

SCHEDULE OF INVESTMENTS

Balanced (in thousands)	DECEMBER 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Exploration & Production – 1.4%
BP Capital Markets plc,
2.315%, 2-13-20	$500	$493
BP Capital Markets plc (GTD by BP plc),
2.241%, 9-26-18	400	401
Devon Energy Corp.,
2.250%, 12-15-18	500	457
ONEOK Partners L.P.,
3.200%, 9-15-18	500	477
Stone Energy Corp., Convertible,
1.750%, 3-1-17	1,700	1,256
Whiting Petroleum Corp., Convertible,
1.250%, 4-1-20 (B)	3,000	2,040

		5,124

Oil & Gas Storage & Transportation – 1.0%
Buckeye Partners L.P.,
2.650%, 11-15-18	400	385
Hornbeck Offshore Services, Inc., Convertible,
1.500%, 9-1-19	1,708	967
Kinder Morgan Energy Partners L.P.,
2.650%, 2-1-19	500	462
Plains All American Pipeline L.P. and PAA Finance Corp.,
4.650%, 10-15-25	1,500	1,310
Williams Partners L.P.,
3.600%, 3-15-22	1,000	787

		3,911

Total Energy – 2.9%		11,000
Financials

Asset Management & Custody Banks – 0.8%
Ares Capital Corp.:
4.875%, 11-30-18	1,200	1,249
3.875%, 1-15-20	1,950	1,980

		3,229

Consumer Finance – 1.1%
American Express Co.,
4.900%, 12-29-49	800	760
Capital One Bank USA N.A.:
2.150%, 11-21-18	500	496
2.250%, 2-13-19	500	498
Capital One N.A.,
2.400%, 9-5-19	650	643
Hyundai Capital America,
2.875%, 8-9-18 (B)	250	253
Intercontinental Exchange, Inc.,
2.500%, 10-15-18	100	101
SLM Corp.,
4.875%, 6-17-19	500	460
Total System Services, Inc.,
2.375%, 6-1-18	1,100	1,088

		4,299

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Banks – 5.8%
ABN AMRO Bank N.V.,
2.500%, 10-30-18 (B)	$800	$805
Bank of America Corp.:
2.000%, 1-11-18	400	400
8.000%, 12-29-49	1,452	1,477
Bank of New York Mellon Corp. (The),
2.100%, 1-15-19	500	502
Bank of Nova Scotia (The):
1.450%, 4-25-18	500	496
2.050%, 10-30-18	200	201
Barclays Bank plc,
2.500%, 2-20-19	400	401
BNP Paribas S.A.,
2.450%, 3-17-19	900	904
Commonwealth Bank of Australia,
2.250%, 3-13-19	700	702
DBS Group Holdings Ltd.,
2.246%, 7-16-19 (B)	1,000	995
ING Bank N.V.:
2.500%, 10-1-19 (B)	1,100	1,102
2.450%, 3-16-20 (B)	800	798
KeyBank N.A.,
2.500%, 12-15-19	500	501
Lloyds Bank plc,
2.350%, 9-5-19	600	600
Mizuho Bank Ltd.,
2.650%, 9-25-19 (B)	1,300	1,307
National Australia Bank Ltd.,
2.400%, 12-9-19 (B)	1,250	1,250
Rabobank Capital Funding Trust III (GTD by Rabobank Nederland),
5.254%, 12-31-49 (B)	1,500	1,524
Royal Bank of Canada,
2.350%, 10-30-20	500	496
Royal Bank of Scotland Group plc (The),
7.640%, 3-29-49	800	836
Skandinaviska Enskilda Banken AB,
2.375%, 3-25-19 (B)	500	502
Societe Generale S.A.:
4.250%, 4-14-25 (B)	500	472
5.922%, 4-29-49 (B)	1,000	1,014
Standard Chartered plc,
2.250%, 4-17-20 (B)	2,000	1,952
Sumitomo Mitsui Banking Corp.,
2.450%, 1-16-20	600	597
UBS Preferred Funding Trust V,
6.243%, 5-29-49	1,250	1,253
Westpac Banking Corp.,
2.250%, 7-30-18	1,000	1,008

		22,095

Diversified Capital Markets – 0.1%
Intercontinental Exchange, Inc.,
2.750%, 12-1-20	370	370

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Investment Banking & Brokerage – 1.1%
BGC Partners, Inc.,
5.375%, 12-9-19	$500	$519
Charles Schwab Corp. (The),
2.200%, 7-25-18	300	301
Credit Suisse Group Funding (Guernsey) Ltd.,
2.750%, 3-26-20 (B)	500	495
Goldman Sachs Group, Inc. (The):
2.900%, 7-19-18	450	459
2.625%, 1-31-19	500	503
2.600%, 4-23-20	400	399
Morgan Stanley:
2.125%, 4-25-18	500	501
2.650%, 1-27-20	850	848

		4,025

Life & Health Insurance – 0.3%
AIA Group Ltd.,
2.250%, 3-11-19 (B)	800	796
New York Life Global Funding,
1.550%, 11-2-18 (B)	350	347

		1,143

Multi-Line Insurance – 0.2%
American International Group, Inc.,
2.300%, 7-16-19	300	298
Aon plc (GTD by Aon Corp.),
2.800%, 3-15-21	500	498

		796

Other Diversified Financial Services – 2.2%
Citigroup, Inc.:
3.875%, 2-19-19	500	497
5.800%, 11-29-49	1,400	1,388
5.950%, 12-29-49	150	150
5.950%, 12-31-49	1,250	1,203
Daimler Finance North America LLC,
2.375%, 8-1-18 (B)	150	150
Fidelity National Financial, Inc.,
6.600%, 5-15-17	300	317
Fidelity National Information Services, Inc.:
2.000%, 4-15-18	250	246
2.850%, 10-15-18	300	301
Fifth Street Finance Corp.,
4.875%, 3-1-19	1,300	1,297
JPMorgan Chase & Co.,
7.900%, 4-29-49	500	509
Moody’s Corp.,
2.750%, 7-15-19	250	252
MUFG Americas Holdings Corp.,
2.250%, 2-10-20	750	738
PennantPark Investment Corp.,
4.500%, 10-1-19	1,000	1,001
Total Capital,
2.125%, 8-10-18	300	301

		8,350

36	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Balanced (in thousands)	DECEMBER 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Regional Banks – 0.4%
PNC Bank N.A.,
2.200%, 1-28-19	$750	$753
SunTrust Banks, Inc.:
2.350%, 11-1-18	500	503
5.625%, 12-29-49	400	402

		1,658

Specialized REITs – 0.5%
Air Lease Corp.,
3.750%, 2-1-22	600	589
Aircastle Ltd.,
5.125%, 3-15-21	1,000	1,028
Crown Castle International Corp.,
5.250%, 1-15-23	200	210

		1,827

Total Financials – 12.5%		47,792
Health Care

Biotechnology – 0.5%
Amgen, Inc.:
2.200%, 5-22-19	1,000	999
2.125%, 5-1-20	1,000	987

		1,986

Health Care Equipment – 0.1%
Zimmer Holdings, Inc.,
2.700%, 4-1-20	350	346

Health Care Services – 0.1%
Quest Diagnostics, Inc.,
2.500%, 3-30-20	500	493

Health Care Supplies – 0.7%
C.R. Bard, Inc.,
1.375%, 1-15-18	500	494
Cardinal Health, Inc.,
2.400%, 11-15-19	700	700
Express Scripts Holding Co.,
2.250%, 6-15-19	1,000	994
Medtronic, Inc.,
2.500%, 3-15-20	500	504

		2,692

Managed Health Care – 0.5%
Aetna, Inc.,
2.200%, 3-15-19	400	398
UnitedHealth Group, Inc.,
2.700%, 7-15-20	300	303
WellPoint, Inc.,
1.875%, 1-15-18	1,000	996

		1,697

Pharmaceuticals – 0.6%
Forest Laboratories, Inc.,
5.000%, 12-15-21(B)	1,258	1,367
Perrigo Co. Ltd.,
2.300%, 11-8-18	945	932

		2,299

Total Health Care – 2.5%		9,513

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Industrials

Aerospace & Defense – 1.4%
BAE Systems Holdings, Inc.,
2.850%, 12-15-20(B)	$400	$399
Huntington Ingalls Industries, Inc.,
5.000%, 11-15-25(B)	1,545	1,568
Northrop Grumman Corp.,
1.750%, 6-1-18	250	248
TransDigm Group, Inc.,
7.500%, 7-15-21	1,750	1,811
TransDigm, Inc.,
6.000%, 7-15-22	1,400	1,369

		5,395

Airlines – 0.1%
Southwest Airlines Co.,
2.650%, 11-5-20	375	373

Railroads – 0.1%
Kansas City Southern de Mexico S.A. de C.V.,
2.350%, 5-15-20	291	281

Trucking – 0.1%
Ryder System, Inc.:
2.450%, 11-15-18	100	100
2.350%, 2-26-19	400	397

		497

Total Industrials – 1.7%		6,546
Information Technology

Data Processing & Outsourced Services – 0.1%
Fiserv, Inc.,
2.700%, 6-1-20	300	298

Semiconductors – 1.5%
Broadcom Corp.,
2.700%, 11-1-18	250	251
Micron Technology, Inc.,
5.500%, 2-1-25	1,626	1,415
Micron Technology, Inc., Convertible,
3.000%, 11-15-43	5,000	4,156

		5,822

Systems Software – 0.3%
CA, Inc.,
2.875%, 8-15-18	150	150
Oracle Corp.,
2.250%, 10-8-19	1,200	1,213

		1,363

Total Information Technology – 1.9%		7,483
Materials

Construction Materials – 0.2%
Hillman Group, Inc. (The),
6.375%, 7-15-22(B)	850	705

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Diversified Chemicals – 0.0%
Solvay Finance (America) LLC (GTD by Solvay S.A.),
3.400%, 12-3-20(B)	$250	$248

Diversified Metals & Mining – 0.5%
Anglo American plc,
4.125%, 4-15-21(B)	500	342
Freeport-McMoRan Copper & Gold, Inc.,
2.375%, 3-15-18	150	117
Glencore Funding LLC:
3.125%, 4-29-19(B)	500	418
2.875%, 4-16-20(B)	1,000	780
Teck Resources,
3.000%, 3-1-19	300	186

		1,843

Fertilizers & Agricultural Chemicals – 0.1%
Monsanto Co.,
2.125%, 7-15-19	300	300

Industrial Gases – 0.0%
Praxair, Inc.,
3.000%, 9-1-21	100	101

Metal & Glass Containers – 0.1%
BlueScope Steel (Finance) Ltd. and BlueScope Steel Finance (USA) LLC,
7.125%, 5-1-18(B)	300	288

Specialty Chemicals – 0.1%
Albemarle Corp. (GTD by Albemarle Holdings Corp. and Albemarle Holdings II Corp.),
3.000%, 12-1-19	150	147
RPM International, Inc.,
3.450%, 11-15-22	250	240

		387

Total Materials – 1.0%		3,872
Telecommunication Services

Integrated Telecommunication Services – 0.5%
AT&T, Inc.,
2.300%, 3-11-19	2,050	2,049
Verizon Communications, Inc.,
2.625%, 2-21-20	107	108

		2,157

Wireless Telecommunication Service – 0.1%
American Tower Corp.,
4.700%, 3-15-22	195	205
Virgin Media Finance plc,
4.875%, 2-15-22	200	181

		386

Total Telecommunication Services – 0.6%		2,543

2015	ANNUAL REPORT	37

SCHEDULE OF INVESTMENTS

Balanced (in thousands)	DECEMBER 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Utilities

Electric Utilities – 0.2%
Electricite de France S.A.,
2.150%, 1-22-19 (B)	$500	$498
PPL Energy Supply LLC,
4.600%, 12-15-21	100	61

		559

Gas Utilities – 0.1%
Sempra Energy,
2.400%, 3-15-20	500	489

Multi-Utilities – 0.1%
Dominion Resources, Inc.,
2.500%, 12-1-19	500	498

Renewable Electricity – 0.4%
Canadian Solar, Inc., Convertible,
4.250%, 2-15-19	1,500	1,385

Total Utilities – 0.8%		2,931

TOTAL CORPORATE DEBT SECURITIES – 26.9%		$103,185
(Cost: $107,034)

MORTGAGE-BACKED SECURITIES
Commercial Mortgage-Backed Securities – 0.0%
BHN Mortgage Fund Series 1997-1, Class A2, 7.916%, 7-25-09 (B)(C)	17	—
BHN Mortgage Fund Series 2000-1, Class AF, 8.000%, 3-31-11 (B)(C)	4	—

		—

TOTAL MORTGAGE-BACKED SECURITIES – 0.0%		$—
(Cost: $17)

LOANS(D)	Principal		Value
Financials

Other Diversified Financial Services – 0.3%
WP Mustang Holdings LLC,
0.000%, 5-29-22(E)	$1,246		$1,242

Total Financials – 0.3%			1,242

TOTAL LOANS – 0.3%			$1,242
(Cost: $1,246)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Mortgage-Backed Obligations – 0.5%
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
6.000%, 9-1-17	31		32
5.000%, 1-1-18	15		15
5.500%, 4-1-18	—	*	—	*
5.000%, 5-1-18	12		12
4.500%, 7-1-18	232		240
6.500%, 10-1-28	104		118
6.500%, 2-1-29	55		62
7.500%, 4-1-31	73		84
7.000%, 7-1-31	71		85
7.000%, 9-1-31	130		152
6.500%, 2-1-32	289		339
7.000%, 2-1-32	176		206
7.000%, 3-1-32	65		74
7.000%, 7-1-32	102		117
5.500%, 5-1-33	76		86
5.500%, 6-1-33	73		82
U.S. Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust 1997-A, Class 3-A,
8.293%, 12-15-26	43		51

			1,755

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.5%			$1,755
(Cost: $1,569)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper(F) – 9.9%
Campbell Soup Co.,
0.390%, 2-2-16	$5,000	$4,998
Diageo Capital plc (GTD by Diageo plc),
0.730%, 1-4-16	5,000	5,000
Essilor International S.A.,
0.160%, 1-25-16	8,000	7,998
Federal Home Loan Bank,
0.280%, 3-3-16	2,000	1,999
J.M. Smucker Co. (The),
0.290%, 1-4-16	1,500	1,500
McCormick & Co., Inc.,
0.290%, 1-4-16	1,409	1,409
NBCUniversal Enterprise, Inc.:
0.450%, 1-5-16	5,000	5,000
0.430%, 1-12-16	10,000	9,998

		37,902

Master Note – 0.5%
Toyota Motor Credit Corp., 0.435%, 1-6-16 (G)	2,037	2,037

TOTAL SHORT-TERM SECURITIES – 10.4%		$39,939
(Cost: $39,937)

TOTAL INVESTMENT SECURITIES – 100.1%		$383,735
(Cost: $360,613)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1)%		(493)

NET ASSETS – 100.0%		$383,242

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015 the total value of these securities amounted to $28,095 or 7.3% of net assets.

(C)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

38	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Balanced (in thousands)	DECEMBER 31, 2015

(D)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015.

(E)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(F)	Rate shown is the yield to maturity at December 31, 2015.

(G)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$222,395	$—	$—
Preferred Stocks	12,919	2,300	—
Corporate Debt Securities	—	103,185	—
Mortgage-Backed Securities	—	—	—	*
Loans	—	1,242	—
United States Government Agency Obligations	—	1,755	—
Short-Term Securities	—	39,939	—
Total	$235,314	$148,421	$—	*

During the year ended December 31, 2015, securities totaling $1,865 were transferred from Level 3 to Level 2 due to increased availability of observable market data due to increased market activity or information for these securities. Transfers out of Level 3 represent the values as of the beginning of the reporting period. There were no transfers between Level 1 and 2 during the year.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

REMIC = Real Estate Mortgage Investment Conduit

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	39

MANAGEMENT DISCUSSION

Bond	(UNAUDITED)

Rick Perry

Below, Rick Perry, CFA, portfolio manager of Ivy Funds VIP Bond, discusses positioning, performance and results for the fiscal year ended December 31, 2015. Mr. Perry was named portfolio manager in October 2015 and has 22 years of industry experience. Susan K. Regan, who served as portfolio manager from August 2014 until October 2015, has 28 years of industry experience. Mark J. Otterstrom, CFA, served as a co-portfolio manager until his retirement in April 2015.

Fiscal Year Performance

For the 12 months ended December 31, 2015
Ivy Funds VIP Bond	0.20%
Benchmark(s) and/or Lipper Category
Barclays U.S. Aggregate Bond Index	0.55%
(generally reflects the performance of securities representing the bond market)
Lipper Variable Annuity Corporate Debt Funds A Rated Funds Universe Average	–0.21%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

The year 2015 was difficult in the financial markets as very few asset classes were able to produce positive excess returns. Major challenges included the uncertainty of U.S. Federal Reserve (Fed) policy, slow global economic growth, plunging commodities prices and significant geopolitical risks. Both bond and equity markets experienced material volatility throughout most of the year. The Portfolio had a positive return for the fiscal year but underperformed its benchmark index. However, the Portfolio outperformed the negative average return of its peer group.

The Fed concluded in December 2015 that the U.S. economy was strong enough to begin raising short-term interest rates. However, there are a number of concerns domestically and internationally that could prove to be problems for the U.S. economy in the near term. Fourth-quarter gross domestic product growth is forecast to be roughly 1%, slowing from 2% growth in third quarter and almost 4% growth in the second quarter. Commodities prices have been declining the past few months and have not yet stabilized. China’s growth has slowed significantly and much of Europe appears to be on the verge of recession.

There is a clear divergence in the policies of the Fed and other central banks around the world. The Fed has now embarked on a monetary tightening policy, while nearly every other central bank in the world is easing policy and trying to spur demand through mechanisms such as quantitative easing, lower or negative interest rates, currency devaluation, or a combination of these.

Outlook

As we turn to 2016, the market faces many of the same challenges and risks that were prevalent in 2015. We think it is likely that there will be continued volatility in the coming months and defense also may be more important than offense in terms of portfolio positioning in 2016. Avoiding market problems is likely to be a key objective in the year ahead.

The timing of interest rate movements in the near term is likely to remain very difficult to predict as the Fed unwinds its zero interest rate policy. Many investors expect the Fed to increase short-term rates at a gradual pace in 2016, perhaps via two to three rate hikes during the year, depending on economic data. If the Fed executes on its stated gradual pace for rate hikes, we think the yield curve will continue to flatten throughout the year and not be particularly disruptive. However, there is a significant risk that the Fed will act in a way inconsistent with market expectations. We think that would be disruptive to the financial markets. Therefore, making significant duration bets does not seem prudent in early 2016.

We believe the market is in the late innings of the credit cycle. As a result, conservative positioning within the credit market also seems prudent going forward. We think commodity-based sectors and names are likely to remain under pressure in 2016. We think the financials sector is likely to outperform industrials during the year. In addition, we expect robust new issuance in the credit market again in 2016 as the levering of corporate balance sheets continues. In our view, secondary-market liquidity is likely to remain challenging for the foreseeable future, which could create significant issues if fund flows continue to be negative.

We think spread volatility and dispersion are likely to be elevated during the year, creating exaggerated market moves as well as potential opportunities for excess returns. The Fund’s exposure to credit is likely to be reduced throughout the course of the year, with proceeds reinvested into securitized assets such as mortgage backed securities and commercial mortgage backed securities.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and

40	ANNUAL REPORT	2015

credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

Fixed income securities are subject to interest rate risk and, as such, the net asset value of the Portfolio may fall as interest rates rise. These and other risks are more fully described in the fund’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Bond.

2015	ANNUAL REPORT	41

PORTFOLIO HIGHLIGHTS

Bond	ALL DATA IS AS OF DECEMBER 31, 2015 (UNAUDITED)

Asset Allocation

Bonds	97.2%
Corporate Debt Securities	62.7%
United States Government and Government Agency Obligations	29.7%
Municipal Bonds	3.1%
Other Government Securities	1.2%
Asset-Backed Securities	0.3%
Mortgage-Backed Securities	0.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.8%

Quality Weightings

Investment Grade	87.7%
AAA	1.7%
AA	35.6%
A	21.9%
BBB	28.5%
Non-Investment Grade	9.5%
BB	5.8%
Below CCC	0.2%
Non-rated	3.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.8%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

42	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Bond	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-15	0.20%
5-year period ended 12-31-15	3.05%
10-year period ended 12-31-15	3.85%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	43

SCHEDULE OF INVESTMENTS

Bond (in thousands)	DECEMBER 31, 2015

ASSET-BACKED SECURITIES	Principal	Value
Air Canada Enhanced Equipment Trust Series 2015-2, Class AA, 3.750%, 12-15-27 (A)	$1,000	$1,002

TOTAL ASSET-BACKED SECURITIES – 0.3%		$1,002
(Cost: $1,000)

CORPORATE DEBT SECURITIES
Consumer Discretionary

Apparel Retail – 1.4%
Limited Brands, Inc.:
7.000%, 5-1-20	1,000	1,127
5.625%, 2-15-22	2,665	2,832

		3,959

Apparel, Accessories & Luxury Goods – 0.5%
Hanesbrands, Inc., 6.375%, 12-15-20	1,400	1,449

Cable & Satellite – 0.9%
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc.:
3.800%, 3-15-22	1,619	1,630
3.950%, 1-15-25	815	804

		2,434

Footwear – 0.7%
NIKE, Inc., 3.875%, 11-1-45	2,000	1,929

Homebuilding – 0.5%
Toll Brothers Finance Corp., 4.375%, 4-15-23	1,555	1,508

Internet Retail – 0.9%
Amazon.com, Inc., 4.800%, 12-5-34	2,370	2,494

Restaurants – 0.6%
McDonalds Corp.:
5.350%, 3-1-18	660	707
3.700%, 1-30-26	1,000	999

		1,706

Total Consumer Discretionary – 5.5%		15,479
Consumer Staples

Brewers – 0.7%
Anheuser-Busch InBev Worldwide, Inc., 1.375%, 7-15-17	2,000	1,993

Drug Retail – 0.4%
CVS Health Corp., 2.800%, 7-20-20	1,075	1,080

Food Retail – 0.9%
Kroger Co. (The), 6.800%, 12-15-18	2,245	2,521

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Household Products – 1.0%
Procter & Gamble Co. (The), 8.000%, 9-1-24	$2,000	$2,678

Packaged Foods & Meats – 1.1%
General Mills, Inc., 1.400%, 10-20-17	2,200	2,189
Mead Johnson Nutrition Co., 4.125%, 11-15-25	1,000	1,008

		3,197

Soft Drinks – 0.7%
Coca-Cola Co. (The), 2.875%, 10-27-25	2,000	1,972

Total Consumer Staples – 4.8%		13,441
Energy

Oil & Gas Equipment & Services – 0.8%
Enterprise Products Operating LLC (GTD by Enterprise Products Partners L.P.), 6.500%, 1-31-19	2,000	2,198

Oil & Gas Exploration & Production – 2.4%
BP Capital Markets plc, 1.674%, 2-13-18	2,250	2,248
ConocoPhillips Co. (GTD by ConocoPhillips), 4.150%, 11-15-34	850	736
EQT Corp., 8.125%, 6-1-19	3,494	3,775

		6,759

Oil & Gas Storage & Transportation – 1.9%
Copano Energy LLC and Copano Energy Finance Corp., 7.125%, 4-1-21	984	982
Plains All American Pipeline L.P. and PAA Finance Corp., 3.600%, 11-1-24	1,031	827
Sunoco Logistics Partners Operations L.P. (GTD by Sunoco Logistics Partners L.P.), 4.400%, 4-1-21	1,500	1,454
Tennessee Gas Pipeline Co., 7.000%, 3-15-27	2,000	1,958

		5,221

Total Energy – 5.1%		14,178
Financials

Asset Management & Custody Banks – 1.0%
Ares Capital Corp.,
3.875%, 1-15-20	2,780	2,823

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Finance – 2.2%
American Express Credit Corp.,
1.875%, 11-5-18	$1,000	$997
Capital One Financial Corp.,
4.200%, 10-29-25	1,500	1,482
Discover Financial Services,
3.950%, 11-6-24	2,800	2,761
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.),
3.500%, 7-10-19	800	803

		6,043

Diversified Banks – 4.4%
Bank of America Corp.:
6.000%, 9-1-17	1,000	1,064
5.650%, 5-1-18	2,000	2,151
Bank of Nova Scotia (The),
1.250%, 4-11-17	2,000	1,997
Royal Bank of Canada,
2.350%, 10-30-20	2,000	1,983
U.S. Bank N.A.,
1.350%, 1-26-18	2,000	1,993
Wachovia Corp.,
5.750%, 6-15-17	3,000	3,176

		12,364

Health Care REITs – 0.5%
Health Care REIT, Inc.,
4.000%, 6-1-25	1,300	1,279

Investment Banking & Brokerage – 3.2%
Credit Suisse Group Funding (Guernsey) Ltd.,
3.125%, 12-10-20 (A)	1,500	1,494
Goldman Sachs Group, Inc. (The):
7.500%, 2-15-19	3,000	3,433
4.250%, 10-21-25	1,000	993
Morgan Stanley:
5.950%, 12-28-17	2,000	2,151
3.700%, 10-23-24	1,000	1,005

		9,076

Life & Health Insurance – 0.9%
New York Life Global Funding, 1.550%, 11-2-18 (A)	1,000	992
Principal Life Global Funding II, 2.625%, 11-19-20 (A)	1,500	1,497

		2,489

44	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Bond (in thousands) DECEMBER 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Other Diversified Financial Services – 4.2%
Citigroup, Inc.:
1.300%, 11-15-16	$1,000	$998
4.450%, 9-29-27	3,000	2,982
JPMorgan Chase & Co.,
2.000%, 8-15-17	3,000	3,010
TIAA Asset Management Finance Co. LLC,
4.125%, 11-1-24(A)	2,400	2,410
USAA Capital Corp.,
2.450%, 8-1-20(A)	2,360	2,359

		11,759

Regional Banks – 1.4%
PNC Bank N.A.:
1.500%, 2-23-18	1,500	1,492
2.450%, 11-5-20	1,000	996
3.300%, 10-30-24	1,500	1,502

		3,990

Specialized REITs – 1.2%
Aircastle Ltd.,
5.500%, 2-15-22	2,098	2,156
Crown Castle International Corp.,
5.250%, 1-15-23	1,027	1,079

		3,235

Total Financials – 19.0%		53,058
Health Care

Biotechnology – 1.0%
Amgen, Inc.,
1.250%, 5-22-17	2,955	2,944

Health Care Supplies – 1.1%
Medtronic, Inc.,
4.375%, 3-15-35	2,940	2,970

Pharmaceuticals – 1.7%
AbbVie, Inc.,
4.500%, 5-14-35	1,900	1,860
Actavis Funding SCS (GTD by Warner Chilcott Ltd., Actavis Capital S.a.r.l. and Actavis, Inc.),
2.350%, 3-12-18	1,200	1,202
Mylan, Inc.,
1.350%, 11-29-16	1,800	1,785

		4,847

Total Health Care – 3.8%		10,761
Industrials

Aerospace & Defense – 1.2%
BAE Systems Finance, Inc.,
7.500%, 7-1-27(A)	1,522	1,994
BAE Systems Holdings, Inc.,
4.750%, 10-7-44(A)	1,000	973
Boeing Co. (The),
1.650%, 10-30-20	500	490

		3,457

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Air Freight & Logistics – 0.7%
FedEx Corp.,
4.750%, 11-15-45	$2,000	$1,980

Airlines – 0.4%
Southwest Airlines Co.,
5.125%, 3-1-17	1,180	1,227

Electrical Components & Equipment – 0.8%
WESCO Distribution, Inc.,
5.375%, 12-15-21	2,375	2,280

Environmental & Facilities Services – 2.1%
Republic Services, Inc.,
3.800%, 5-15-18	1,000	1,036
Waste Management, Inc.:
6.100%, 3-15-18	2,000	2,180
7.100%, 8-1-26	2,065	2,615

		5,831

Industrial Conglomerates – 0.3%
General Electric Capital Corp.,
0.964%, 4-15-16 (A)	783	783

Railroads – 0.4%
Burlington Northern Santa Fe LLC,
3.400%, 9-1-24	1,000	1,002

Trading Companies & Distributors – 0.7%
HD Supply, Inc.,
5.250%, 12-15-21 (A)	2,007	2,047

Trucking – 0.4%
Penske Truck Leasing Co. L.P. and PTL Finance Corp.,
3.300%, 4-1-21 (A)	1,000	986

Total Industrials – 7.0%		19,593
Information Technology

Data Processing & Outsourced Services – 2.5%
Alliance Data Systems Corp.,
5.250%, 12-1-17 (A)	4,500	4,545
Visa, Inc.:
2.800%, 12-14-22	1,000	1,002
3.150%, 12-14-25	1,500	1,503

		7,050

Electronic Equipment & Instruments – 0.5%
Xerox Corp.,
6.350%, 5-15-18	1,327	1,419

Electronic Manufacturing Services – 0.8%
Jabil Circuit, Inc.,
8.250%, 3-15-18	2,150	2,368

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Internet Software & Services – 1.8%
Alibaba Group Holding Ltd.,
3.600%, 11-28-24	$2,040	$1,949
Google, Inc.,
3.375%, 2-25-24	2,950	3,105

		5,054

Semiconductors – 0.4%
Intel Corp.,
3.100%, 7-29-22	1,000	1,020

Systems Software – 2.7%
CA, Inc.,
5.375%, 12-1-19	1,580	1,705
Microsoft Corp.,
2.650%, 11-3-22	2,000	1,998
Oracle Corp.,
3.900%, 5-15-35	4,040	3,790

		7,493

Technology Hardware, Storage & Peripherals – 0.7%
Apple, Inc.,
2.500%, 2-9-25	2,000	1,914

Total Information Technology – 9.4%		26,318
Materials

Diversified Metals & Mining – 0.4%
Glencore Funding LLC,
3.125%, 4-29-19 (A)	1,420	1,186

Specialty Chemicals – 0.7%
Methanex Corp.,
5.250%, 3-1-22	1,904	1,875

Total Materials – 1.1%		3,061
Telecommunication Services

Integrated Telecommunication Services – 2.9%
Telefonos de Mexico S.A.B de C.V. (GTD by America Movil S.A.B. de C.V.),
5.500%, 11-15-19	3,500	3,824
Verizon Communications, Inc.,
5.150%, 9-15-23	4,000	4,398

		8,222

Wireless Telecommunication Service – 0.4%
Crown Castle Towers LLC,
3.663%, 5-15-25 (A)	1,000	970

Total Telecommunication Services – 3.3%		9,192

2015	ANNUAL REPORT	45

SCHEDULE OF INVESTMENTS

Bond (in thousands)	DECEMBER 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Utilities

Electric Utilities – 0.6%
Kansas City Power & Light Co.,
6.375%, 3-1-18	$1,500	$1,639

Multi-Utilities – 2.3%
Duke Energy Carolinas LLC,
3.750%, 6-1-45	3,000	2,778
Duke Energy Indiana, Inc.,
3.750%, 7-15-20	1,061	1,118
NorthWestern Corp.,
6.340%, 4-1-19	2,400	2,701

		6,597

Water Utilities – 0.8%
California Water Service Co.,
5.875%, 5-1-19	2,000	2,223

Total Utilities – 3.7%		10,459

TOTAL CORPORATE DEBT SECURITIES – 62.7%		$175,540
(Cost: $175,939)

MORTGAGE-BACKED SECURITIES
Non-Agency REMIC/CMO – 0.2%
MASTR Adjustable Rate Mortgage Trust 2005-1,
2.561%, 3-25-35 (B)	1,521	469
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-1,
2.569%, 2-25-34 (B)	241	15
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-3AC,
2.454%, 3-25-34 (B)	517	29

		513

TOTAL MORTGAGE-BACKED SECURITIES – 0.2%		$513
(Cost: $2,277)

MUNICIPAL BONDS
Massachusetts – 1.0%
Cmnwlth of MA, Fed Hwy Grant Anticipation Notes (Accelerated Bridge Prog), Ser 2010A,
4.285%, 12-15-18	2,500	2,684

MUNICIPAL BONDS (Continued)	Principal	Value
New York – 1.8%
NYC Indl Dev Agy, Rental Rev Bonds (Yankee Stadium Proj), Ser 2009,
11.000%, 3-1-29 (A)	$3,800	$5,057

Pennsylvania – 0.3%
Cmnwlth of PA, GO Bonds, Third Ser B of 2010 (Federally Taxable – Build America Bonds),
4.750%, 7-15-22	750	823

TOTAL MUNICIPAL BONDS – 3.1%		$8,564
(Cost: $7,166)

OTHER GOVERNMENT SECURITIES(C)
Canada – 1.2%
Province de Quebec,
7.140%, 2-27-26	2,500	3,282

TOTAL OTHER GOVERNMENT SECURITIES – 1.2%		$3,282
(Cost: $2,799)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Mortgage-Backed Obligations – 22.6%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO:
4.000%, 6-15-26	4,247	4,532
4.000%, 11-15-36	957	995
4.500%, 9-15-37	405	408
4.500%, 8-15-39	959	997
4.881%, 7-25-44(A)(B)	2,200	2,295
4.349%, 12-25-44(A)(B)	1,000	1,037
3.656%, 10-25-45(A)(B)	2,000	1,974
3.502%, 11-25-45(A)(B)	2,500	2,442
4.595%, 11-25-46(A)(B)	2,055	2,175
4.286%, 7-25-48(A)(B)	2,350	2,405
4.421%, 12-25-48(A)(B)	1,000	1,046
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates:
3.000%, 8-1-28	4,045	4,164
3.500%, 10-1-28	4,532	4,743
3.000%, 1-1-33	778	793
Federal National Mortgage Association Agency REMIC/CMO:
2.717%, 2-25-22	780	786
3.000%, 2-25-25	3,377	3,488
2.390%, 6-1-25	1,436	1,451
1.500%, 4-25-28	4,750	4,746

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
5.500%, 11-25-36(D)	$1,196	$225
5.500%, 4-25-37	584	623
4.500%, 6-25-40	608	644
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
4.514%, 12-1-19	7,147	7,731
5.500%, 10-1-21	972	1,035
2.759%, 4-1-22	1,627	1,650
6.000%, 7-1-22	719	785
6.000%, 9-1-22	1,169	1,282
3.000%, 7-1-28	3,825	3,928
5.500%, 2-1-35	817	928
Government National Mortgage Association Agency REMIC/CMO:
2.000%, 3-16-42	3,932	3,839
0.008%, 6-17-45(B)(D)	28	—	*

		63,147

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 22.6%		$63,147
(Cost: $64,283)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 7.1%
U.S. Treasury Bonds,
3.000%, 11-15-44	7,744	7,701
U.S. Treasury Notes:
2.000%, 2-15-23	5,000	4,971
2.000%, 8-15-25	7,438	7,251

		19,923

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 7.1%		$19,923
(Cost: $21,052)

46	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Bond (in thousands)	DECEMBER 31, 2015

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper(E) – 1.7%
Campbell Soup Co.,
0.400%, 1-4-16	$1,340	$1,340
J.M. Smucker Co. (The),
0.290%, 1-4-16	3,500	3,500

		4,840

Master Note – 0.5%
Toyota Motor Credit Corp.,
0.435%, 1-6-16 (F)	1,292	1,292

TOTAL SHORT-TERM SECURITIES – 2.2%		$6,132
(Cost: $6,132)

TOTAL INVESTMENT SECURITIES – 99.4%		$278,103
(Cost: $280,648)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.6%		1,697

NET ASSETS – 100.0%		$279,800

Notes to Schedule of Investments

*Not	shown due to rounding.

(A)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015 the total value of these securities amounted to $41,669 or 14.9% of net assets.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015.

(C)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(D)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(E)	Rate shown is the yield to maturity at December 31, 2015.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Asset-Backed Securities	$—	$1,002	$—
Corporate Debt Securities	—	175,540	—
Mortgage-Backed Securities	—	513	—
Municipal Bonds	—	8,564	—
Other Government Securities	—	3,282	—
United States Government Agency Obligations	—	63,147	—
United States Government Obligations	—	19,923	—
Short-Term Securities	—	6,132	—
Total	$—	$278,103	$—

During the year ended December 31, 2015, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

REITS = Real Estate Investment Trusts

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	47

MANAGEMENT DISCUSSION

Core Equity	(UNAUDITED)

Erik R. Becker

Gustaf R. Zinn

Below, Erik R. Becker, CFA, and Gustaf C. Zinn, CFA, portfolio managers of Ivy Funds VIP Core Equity, discuss positioning, performance and results for the fiscal year ended December 31, 2015. They have each managed the Portfolio since 2006. Both have 17 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2015
Ivy Funds VIP Core Equity	–0.69%
Benchmark(s) and/or Lipper Category
S&P 500 Index	1.38%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Lipper Variable Annuity Large-Cap Core Funds Universe Average	–0.17%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Key drivers

2015 was a difficult year in the equity market with the S&P 500 Index, the Portfolio’s benchmark, posting a total return of only 1.4%. Equities were not the only asset class to post sub-par returns; fixed-income investments also posted modest losses as interest rates rose modestly through the year. International equity markets fared better with German stocks, China A Shares and the Nikkei (Japan) posting modest gains. Market returns were superior in geographies with accelerated fiscal stimulus. The stagnant U.S. equity market was primarily driven, we believe, by the lack of earnings growth. Steep declines in commodity prices through the year and a much stronger U.S. dollar versus other currencies led to virtually no earnings growth for the S&P 500 as a whole. The continued slowdown in China and other emerging markets was also a prominent theme in 2015 and drove much of the currency weakness and dollar strength. U.S. growth was varied through the year with 0.6% real growth in the first quarter followed by 3.9% in the 2nd quarter, and an estimated 2% growth in both Q3 and Q4. With the aforementioned slowdown in emerging markets and weak commodity prices, the industrial manufacturing sector moved into contraction mode in the U.S. while consumption [(70% of Gross Domestic Product (GDP)] was the driving force for the domestic economy.

Contributors and detractors

The Portfolio underperformed the benchmark in period ended December 31, 2015. Sector performance varied dramatically in 2015. Consumer discretionary, health care, consumer staples and technology outpaced overall market returns. Energy, materials, and utilities led on the downside. The performance of energy and materials is explained by steep declines in commodity prices while the modest increase in interest rates through the year caused the underperformance in utility shares. Despite beneficial sector positioning, stock picking was weak, particularly within industrials and consumer discretionary. Railroad investments continued to hurt portfolio performance. We were surprised by the continued worsening of rail volumes throughout the year. Execution missteps at Magna International, Inc. and a very public food-borne illness scare at Chipotle Mexican Grill, Inc. weighed on Portfolio performance. In short, not reacting quicker to weakening trends at the rails and consumer companies hurt the portfolio in a market very unwilling to look through even temporary company specific issues.

We believe the current equity market backdrop is a challenging one … perhaps as challenging as the Great Recession of 2008-2009. That is not to say we believe the state of the domestic economy is as perilous as the one in 2008. The reality of the current state is that global growth is uncomfortably slow. The region of the world responsible for the largest share of global growth over the past decade, China, is in a significant battle to rebalance its economy from one driven by investment to one driven by consumption. Debt levels have grown at a significantly higher pace than GDP, leading to over-capacity in many industries and growth in bad loans. The wealth engines of property investment and equity market returns are no longer what they were 12 or 24 months ago and policymakers appear to be engaging in a campaign to de-value a currency (the Yuan) that has long been pegged to the U.S. dollar.

Europe continues on a campaign to ease monetary policy by buying government debt, and for the time being, appears successful in its efforts to accelerate growth as evidenced by job creation in Germany, U.K. Spain and Italy and improving industrial activity. Japanese growth remains weak despite significant efforts to weaken the country’s currency. Much of Latin America is troubled by weakening currency values and the need to increase interest rates in the face of recessionary conditions to stem rampant inflation. All of this is occurring as the Fed has moved to modestly tighten monetary conditions in the U.S., despite signs that our economy is growing at a moderate and non-inflationary rate at the moment. It is important to note that the U.S. is not overly dependent on foreign markets from a GDP growth standpoint though events outside our borders do have a disproportionate effect on profit growth for multinational corporations. Negative wealth effects from market volatility also can have a meaningful impact on consumption patterns in the U.S.

48	ANNUAL REPORT	2015

Outlook

Our approach to portfolio positioning recognizes the growing risks within the current climate. We continue to over-weight more defensive sectors of the market despite the fact that it has become increasingly uncomfortable to do so. Highly profitable companies within health care, technology or consumer staples may be just as susceptible to short-term market weakness as energy or industrials companies that are well-off their 52-week highs. That said, if conditions remain volatile and generally slow, investors will likely reward continued profit growth in these more stable industries.

We are increasingly aware that we are seven years into an economic cycle in the U.S. that began in 2009. Consumer spending has reached new post-recession highs, auto sales at 17.5 million (seasonally adjusted annual rate) are back at prior peak levels, and margins across non-financial and non-commodity linked firms are at new highs. There continue to be pockets of strength in areas like housing and wage growth, which by most measures, are still well below trend for this point in the economic cycle, but those indicators are becoming increasingly few.

The Portfolio continues to be underweight financials, industrials and energy as risks to growth appear to us to be too severe to embrace these sectors. We do expect, however, to find some opportunities in areas like energy where current price levels are insufficient to hold production flat much less grow it if or when necessary. One can expect that we may hold a higher level of cash in the current environment than over the past several years as we need to be increasingly selective and confident in a truly unique fundamental catalyst. The penalty for holding a higher cash level may be less severe in a more difficult equity climate.

The Portfolio will continue to be catalyst driven and, to that end, have a current emphasis on firms that are in the process of completing strategic acquisitions that should bolster future earnings power. These holdings are concentrated at the moment in the health care and consumer staples sectors. We will also be more willing to accept “singles and doubles” as opposed to “home runs” that are more plentiful in the early and mid-stages of economic recovery. As always, we will continue to look for multi-year earnings catalysts in firms with stable or improving competitive advantage. This approach has served us well over nearly 10 years as stewards of this Portfolio.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Core Equity.

2015	ANNUAL REPORT	49

PORTFOLIO HIGHLIGHTS

Core Equity	ALL DATA IS AS OF DECEMBER 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	98.5%
Information Technology	22.1%
Health Care	21.3%
Consumer Discretionary	13.7%
Consumer Staples	12.7%
Financials	8.6%
Industrials	7.0%
Energy	4.9%
Telecommunication Services	4.9%
Materials	3.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.5%

Top 10 Equity Holdings

Company	Sector	Industry
Microsoft Corp.	Information Technology	Systems Software
Google, Inc., Class A	Information Technology	Internet Software & Services
Teva Pharmaceutical Industries Ltd. ADR	Health Care	Pharmaceuticals
Philip Morris International, Inc.	Consumer Staples	Tobacco
Citigroup, Inc.	Financials	Other Diversified Financial Services
Allergan plc	Health Care	Pharmaceuticals
Shire Pharmaceuticals Group plc ADR	Health Care	Pharmaceuticals
Medtronic plc	Health Care	Health Care Equipment
American International Group, Inc.	Financials	Multi-Line Insurance
American Tower Corp., Class A	Telecommunication Services	Wireless Telecommunication Service

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

50	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Core Equity	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-15	-0.69%
5-year period ended 12-31-15	11.89%
10-year period ended 12-31-15	8.63%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	51

SCHEDULE OF INVESTMENTS

Core Equity (in thousands) DECEMBER 31, 2015

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 0.7%
Polo Ralph Lauren Corp.	27	$2,977

Auto Parts & Equipment – 1.6%
Magna International, Inc.	176	7,122

Cable & Satellite – 2.2%
Comcast Corp., Class A	181	10,236

Footwear – 1.9%
NIKE, Inc., Class B	139	8,662

General Merchandise Stores – 1.1%
Dollar General Corp.	67	4,801

Home Improvement Retail – 2.5%
Home Depot, Inc. (The)	86	11,360

Internet Retail – 2.1%
Amazon.com, Inc. (A)	14	9,733

Restaurants – 1.6%
Chipotle Mexican Grill, Inc., Class A (A)	15	7,342

Total Consumer Discretionary – 13.7%		62,233
Consumer Staples

Brewers – 3.3%
Anheuser-Busch InBev S.A. ADR	73	9,075
Molson Coors Brewing Co., Class B	63	5,955

		15,030

Distillers & Vintners – 1.0%
Constellation Brands, Inc.	32	4,615

Hypermarkets & Super Centers – 2.2%
Costco Wholesale Corp.	63	10,121

Packaged Foods & Meats – 2.4%
Kraft Foods Group, Inc.	148	10,790

Tobacco – 3.8%
Philip Morris International, Inc.	193	16,981

Total Consumer Staples – 12.7%		57,537
Energy

Oil & Gas Equipment & Services – 0.5%
Halliburton Co.	60	2,039

Oil & Gas Exploration & Production – 4.4%
Cabot Oil & Gas Corp.	299	5,295
Cimarex Energy Co.	69	6,161
EOG Resources, Inc.	122	8,622

		20,078

Total Energy – 4.9%		22,117

COMMON STOCKS (Continued)	Shares	Value
Financials

Multi-Line Insurance – 2.9%
American International Group, Inc.	212	$13,119

Other Diversified Financial Services – 5.7%
Citigroup, Inc.	286	14,795
JPMorgan Chase & Co.	166	10,988

		25,783

Total Financials – 8.6%		38,902
Health Care

Biotechnology – 4.4%
Alexion Pharmaceuticals, Inc. (A)	62	11,786
Celgene Corp. (A)	68	8,201

		19,987

Health Care Equipment – 3.0%
Medtronic plc	175	13,438

Health Care Facilities – 1.4%
HCA Holdings, Inc. (A)	94	6,350

Pharmaceuticals – 12.5%
Allergan plc (A)	45	13,967
Bristol-Myers Squibb Co.	172	11,840
Shire Pharmaceuticals Group plc ADR	66	13,623
Teva Pharmaceutical Industries Ltd. ADR	265	17,419

		56,849

Total Health Care – 21.3%		96,624
Industrials

Aerospace & Defense – 3.8%
Boeing Co. (The)	70	10,150
Rockwell Collins, Inc.	80	7,384

		17,534

Railroads – 3.2%
Canadian Pacific Railway Ltd.	54	6,857
Kansas City Southern	101	7,512

		14,369

Total Industrials – 7.0%		31,903
Information Technology

Application Software – 2.6%
Adobe Systems, Inc. (A)	127	11,968

Data Processing & Outsourced Services – 4.3%
MasterCard, Inc., Class A	103	10,057
Visa, Inc., Class A	122	9,469

		19,526

COMMON STOCKS (Continued)	Shares	Value

Internet Software & Services – 3.9%
Google, Inc., Class A (A)	22	$17,427

IT Consulting & Other Services – 1.4%
Cognizant Technology Solutions Corp., Class A (A)	105	6,314

Semiconductor Equipment – 2.6%
Applied Materials, Inc.	635	11,852

Semiconductors – 3.4%
NXP Semiconductors N.V. (A)	130	10,986
Texas Instruments, Inc.	82	4,495

		15,481

Systems Software – 3.9%
Microsoft Corp.	321	17,820

Total Information Technology – 22.1%		100,388
Materials

Industrial Gases – 1.9%
Air Products and Chemicals, Inc.	67	8,718

Specialty Chemicals – 1.4%
Sherwin-Williams Co. (The)	24	6,282

Total Materials – 3.3%		15,000
Telecommunication Services

Alternative Carriers – 2.1%
Level 3 Communications, Inc. (A)	181	9,850

Wireless Telecommunication Service – 2.8%
American Tower Corp., Class A	131	12,652

Total Telecommunication Services – 4.9%		22,502

TOTAL COMMON STOCKS – 98.5%		$447,206
(Cost: $411,839)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) – 0.4%
McCormick & Co., Inc.,
0.290%, 1-4-16	$1,955	1,955

52	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Core Equity (in thousands)	DECEMBER 31, 2015

SHORT-TERM SECURITIES (Continued)	Principal	Value
Master Note – 0.5%
Toyota Motor Credit Corp.,
0.435%, 1-6-16 (C)	$2,319	$2,319

Municipal Obligations – 0.3%
CA GO Bonds, Ser 2004B6 (GTD by U.S. Bank N.A.),
0.010%, 1-7-16 (C)	1,200	1,200

TOTAL SHORT-TERM SECURITIES – 1.2%		$5,474
(Cost: $5,474)

TOTAL INVESTMENT SECURITIES – 99.7%		$452,680
(Cost: $417,313)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%		1,259

NET ASSETS – 100.0%		$453,939

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at December 31, 2015.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$447,206	$—	$—
Short-Term Securities	—	5,474	—
Total	$447,206	$5,474	$—

During the year ended December 31, 2015, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	53

MANAGEMENT DISCUSSION

Dividend Opportunities	(UNAUDITED)

Christopher J. Parker

Below, Christopher J. Parker, CFA, portfolio manager of Ivy Funds VIP Dividend Opportunities, discusses positioning, performance and results for the fiscal year ended December 31, 2015. He has managed the Portfolio since August 2014 and has 20 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2015
Ivy Funds VIP Dividend Opportunities	–2.06%
Benchmark(s) and/or Lipper Category
Russell 1000 Index	0.92%
(generally reflects the performance of stocks that represent the equity market)
Lipper Variable Annuity Equity Income Funds Universe Average	–3.87%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Large-cap equities were mixed over the past 12 months, with the Russell 1000 Index, the Portfolio’s benchmark, up about 1% and the Lipper Variable Annuity Equity Income Funds Universe down 3.9%. U.S. large-cap growth equities in particular faired quite well relative to a muted overall market driven by the strength of the so-called “FANG” stocks (Facebook, Amazon, Netflix and Google). In fact, excluding these four stocks, the Russell 1000 was down nearly 1%. The performance of this group of stocks is one of three major themes (zero interest rate policy-ZIRP, disruption and despair) that unfolded over the past year.

ZIRP, the acronym for the Federal Reserve’s (Fed) zero interest rate policy, has been in place since the beginning of the financial crisis and the great recession. In this context, we are using it as a metaphor for the implications of cheap money and eventually the end of cheap money. We will not rehash the various efforts and programs that the Fed used to accomplish what we believe was its objective of stoking anemic growth by igniting and enflaming corporate and consumer animal spirits. We will instead focus on the results as we see them in the rearview mirror and our view of the road ahead. Cheap money and easily available credit in the public debt markets (and increasingly in the bank market over the past few years) has had a modest impact on capital spending. However, it has had a prodigious impact on merger and acquisition activity. This dynamic has been especially visible and impactful in the health care and consumer staples sectors, helping both outperform in the past 12-month period. While many of the transactions that have occurred offer strategic merit, one the key reasons far more are occurring now versus any period in the past is the seemingly unlimited access to low-cost, long-term debt, which can make nearly any large transaction accretive to earnings regardless of strategic fit, synergy or price (we are exaggerating slightly to make our point). Alongside the good deals have occurred the bad deals (with questionable returns and minimal merit beyond the utilization of cheap money) and the debt-deals (leverage driven transactions with no additional underlying merit). We see a divergence coming between sense and non-sense, and view the market as increasingly skeptical. Low-cost financing should continue to allow logical, value-creating transactions to occur — though returns will be lower than the past few years due to higher asset prices and a higher cost of capital. We think the nonsense is living on borrowed time. Publicly traded non-investment grade debt markets are already experiencing convulsions, and defaults are on the rise — a sign the clock is ticking. Over time, we expect the pain to spread to banks who were taking imprudent risks and to companies that made poorly justified transactions that will need to restructure and re-organize.

The FANG stocks represent the disruption theme that is occurring to numerous established business models across the economy. Some believe the FANG stocks tell a story about the paucity of real growth (this is true to some degree). We look at it more from the viewpoint of an actual or potential re-mapping of how several areas of the economy function. Facebook, Netflix and Google are all at the heart of how individuals are interacting differently and notably changing how they spend their “leisure screen time.” This evolution is massively disrupting the media and advertising industries. At the core, this is also causing advertisers to revamp how they communicate with consumers of their products to build and strengthen a brand — it is not clear who is going to adapt and thrive but it is clear there will be winners and losers along the way.

Amazon has historically been viewed as a disruptive force within retail, and this is clearly a process that is accelerating as demonstrated by the massive year-over-year growth Amazon is generating in its online business. Online consumption and shopping has moved from a problematic dynamic for existing businesses to a driver creating both opportunities (new consumer brands emerging) and destruction (in the “old economy” retail model). Amazon, along with Google and Microsoft, is also massively disrupting how companies utilize and consume computing power. The growth and increasing adoption of cloud computing is a transformative force within information technology. Over time, we expect that non-IT businesses that are able to most effectively embrace and capitalize on this revolution will reap the non-trivial benefits. The story of the FANG stocks is as much the lateral effects that are becoming more pronounced and more pervasive – and whereas ripples in pond decrease in height as they spread, that may not be the case as much here.

Finally, the despair theme is easy to identify. The epicenter is the energy sector and the associated concentric circles of desolation including energy infrastructure, industrials, railroads, etc. After a false glimmer of hope earlier in the year, both the commodities and the equities in the sector went into freefall as a hoped for rationalization in supply in response to lower prices did not materialize. Additionally, concerns about global economic growth triggered by disheveled economic policy in China drove concerns regarding future demand. The combination caused energy-related equities to again underperform — extending the sectors recent streak of sub-par results. At some point, low prices and dramatically lower cash flows will cause a much anticipated and much needed correction to supply that will balance the market. In the meantime, the pain in the sector remains acute as what amounts to a battle of wills between OPEC and the ability of U.S. producers to cut costs and improve productivity continues to unfold.

54	ANNUAL REPORT	2015

Contributors and detractors

The Portfolio underperformed its benchmark for the fiscal year ended December 31, 2015, but outperformed its Lipper Equity Income peer group. As we mentioned above, the FANG stocks represented some of the strongest performers in the Russell 1000 Index. Given none of these companies currently pay a dividend, and do not envision doing so anytime in the near future, we do not consider them to be a part of the Portfolio’s investable universe. As such, the Portfolio has no exposure to these stocks. This lack of exposure explained the majority of the underperformance of the Portfolio relative to the index.

From a sector allocation point of view, the Portfolio was helped by being underweight energy and utilities, and was adversely impacted by being underweight technology (though we would highlight that a substantial portion of this sector in the index is comprised of non-dividend payers and, therefore in our mind, is not a part of our investment universe). From a stock selection view, the Portfolio saw positive contributions from materials, consumer discretionary, health care and financials. The Portfolio’s holdings in energy, technology and consumer staples underperformed those particular sectors in the index.

From an individual stock perspective, the Portfolio benefited most from positions in Microsoft Corp., McDonald’s Corp., Teva Pharmaceuticals, Home Depot and Bristol-Myers Squibb. The greatest detractors from an individual stock performance included Energy Transfer Equity, Union Pacific and Markwest Energy Partners (no longer a holding) — each of which suffered due to weakness in the energy sector. In each case, we underestimated the magnitude of the negative impact on earnings and growth prospects. The Portfolio also suffered due to positions in Applied Materials and Seagate Technology (no longer a holding).

Strategy and outlook

Our outlook for equities overall is cautious. As of year-end, valuations for most sectors were somewhat elevated relative to history. In spite of only modest appreciation in equities, most valuation metrics have not substantially improved as overall earnings have been anemic over the past year. A combination of a more sluggish than expected global economy, pressures from both the accounting and competitive impact of an appreciating dollar, along with the diminishing ability of corporations to realize operating leverage at low levels of revenue growth have combined to fuel minimal earnings growth — earnings are expected to fall for the coming quarter, 1Q2016. Additionally, our level of concern has increased regarding the pace of economic growth relative to the past few years.

We believe the outlook for U.S. economic growth remains subdued as the impact of a stronger dollar, and lower spending in energy is expected to persist in the next few quarters. Further, we believe the likelihood that central bankers in either China or the U.S. (or possibly both) have made a policy error is a non-trivial matter. Such an error may not be a major headwind to U.S. earnings growth, but in our view, would lower the odds of a broad re-acceleration in domestic economic growth and U.S corporate earnings growth needed to drive equity markets considerably higher.

The Portfolio’s basic objective and strategy remains unchanged. We are seeking to provide investors with an above-market average dividend yield, better growth in income than the market as a whole and attractive capital appreciation. To accomplish this objective we employ two broad strategies. The first is to seek companies trading at an above average yield that also feature a compelling valuation based on cash flow, amortization (EBITDA) metrics and earnings-based metrics. The combination of these factors typically indicates skepticism regarding some aspect of a company’s future prospects, and is a fertile hunting ground for attractive investments. To enhance the return profile of this strategy and incrementally mitigate value trap risk, we apply the additional criteria of being able to grow income to shareholders at a faster rate than average rate over time. The second broad strategy centers on companies with the potential to grow their dividend at a rate well above the market over a multi-year period. We focus on two sub-groups within this strategy. First, we focus on companies in the midst of a change in the social contract with shareholders whereby capital management and return of capital is being increasingly emphasized. Such a substantial increase in payout drives strong growth in income, and a possibility for a positive re-rating due to a more favorable stance toward shareholders. The second sub-group focuses on rapid dividend growth at a reasonable price. This growth can come from either a durable pace of notably above average earnings growth, or a combination of strong earnings growth and a steadily increasing payout of earnings to shareholders. We have no prescriptive policy with respect to how the Portfolio will be positioned across these approaches, beyond the general viewpoint that over time the majority of the Portfolio’s assets are expected to be deployed in the high-yield, attractive valuation arena as this is generally the most robust universe of opportunities. However, if at times we find dividend growth focused names feature greater return potential or more attractive fundamental characteristics, our approach would skew more toward this direction (although we would generally not expect this area to be the bulk of the Portfolio’s assets over time).

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investments.

Dividend-paying instruments may not experience the same price appreciation as non-dividend paying investments. There is no guarantee that the companies in which the Portfolio invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend paid by the company may fluctuate significantly. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Dividend Opportunities.

2015	ANNUAL REPORT	55

PORTFOLIO HIGHLIGHTS

Dividend Opportunities	ALL DATA IS AS OF DECEMBER 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	91.0%
Financials	19.2%
Health Care	18.2%
Industrials	14.2%
Information Technology	11.2%
Consumer Discretionary	11.1%
Consumer Staples	8.0%
Energy	4.1%
Materials	3.3%
Utilities	1.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	9.0%

Top 10 Equity Holdings

Company	Sector	Industry
Pfizer, Inc.	Health Care	Pharmaceuticals
Teva Pharmaceutical Industries Ltd. ADR	Health Care	Pharmaceuticals
Medtronic plc	Health Care	Health Care Equipment
Citigroup, Inc.	Financials	Other Diversified Financial Services
Microsoft Corp.	Information Technology	Systems Software
JPMorgan Chase & Co.	Financials	Other Diversified Financial Services
McDonalds Corp.	Consumer Discretionary	Restaurants
CVS Caremark Corp.	Consumer Staples	Drug Retail
Applied Materials, Inc.	Information Technology	Semiconductor Equipment
Bristol-Myers Squibb Co.	Health Care	Pharmaceuticals

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

56	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Dividend Opportunities (UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-15	-2.06%
5-year period ended 12-31-15	8.51%
10-year period ended 12-31-15	5.99%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	57

SCHEDULE OF INVESTMENTS

Dividend Opportunities (in thousands)	DECEMBER 31, 2015

COMMON STOCKS	Shares	Value
Consumer Discretionary

Advertising – 1.8%
Omnicom Group, Inc.	121	$9,140

Apparel Retail – 1.5%
Limited Brands, Inc.	81	7,795

Cable & Satellite – 2.6%
Comcast Corp., Class A	165	9,302
Time Warner Cable, Inc.	21	3,907

		13,209

Home Improvement Retail – 2.0%
Home Depot, Inc. (The)	78	10,263

Restaurants – 3.2%
McDonalds Corp.	142	16,740

Total Consumer Discretionary – 11.1%		57,147
Consumer Staples

Brewers – 1.5%
Anheuser-Busch InBev S.A. ADR	62	7,781

Drug Retail – 2.7%
CVS Caremark Corp.	141	13,805

Packaged Foods & Meats – 1.5%
Unilever plc (A)	181	7,826

Tobacco – 2.3%
Philip Morris International, Inc.	133	11,697

Total Consumer Staples – 8.0%		41,109
Energy

Integrated Oil & Gas – 1.0%
Occidental Petroleum Corp.	75	5,071

Oil & Gas Exploration & Production – 1.5%
Anadarko Petroleum Corp.	71	3,471
Devon Energy Corp.	127	4,051

		7,522

Oil & Gas Refining & Marketing – 0.7%
Marathon Petroleum Corp. L.P.	91	3,597

Oil & Gas Storage & Transportation – 0.9%
Energy Transfer Equity L.P.	358	4,919

Total Energy – 4.1%		21,109

COMMON STOCKS (Continued)	Shares	Value
Financials

Diversified Banks – 1.9%
Wells Fargo & Co.	181	$9,845

Industrial REITs – 1.4%
ProLogis	169	7,232

Investment Banking & Brokerage – 1.8%
Morgan Stanley	285	9,064

Multi-Line Insurance – 1.9%
American International Group, Inc.	156	9,692

Other Diversified Financial Services – 7.4%
Citigroup, Inc.	375	19,414
JPMorgan Chase & Co.	286	18,889

		38,303

Property & Casualty Insurance – 1.6%
ACE Ltd.	69	8,098

Regional Banks – 1.0%
PNC Financial Services Group, Inc. (The)	54	5,171

Specialized REITs – 2.2%
Crown Castle International Corp.	132	11,411

Total Financials – 19.2%		98,816
Health Care

Health Care Equipment – 3.8%
Medtronic plc	253	19,434

Pharmaceuticals – 14.4%
Bristol-Myers Squibb Co.	194	13,348
Johnson & Johnson	86	8,844
Merck & Co., Inc.	122	6,423
Pfizer, Inc.	709	22,879
Teva Pharmaceutical Industries Ltd. ADR	346	22,731

		74,225

Total Health Care – 18.2%		93,659
Industrials

Aerospace & Defense – 5.9%
BAE Systems plc (A)	957	7,047
Boeing Co. (The)	88	12,753
Honeywell International, Inc.	101	10,486

		30,286

COMMON STOCKS (Continued)	Shares	Value
Commercial Printing – 1.7%
Corrections Corp. of America	324	$8,585

Industrial Conglomerates – 2.5%
General Electric Co.	416	12,957

Industrial Machinery – 1.1%
Eaton Corp.	103	5,381

Railroads – 2.0%
Union Pacific Corp.	133	10,384

Research & Consulting Services – 1.0%
Nielsen Holdings plc	113	5,273

Total Industrials – 14.2%		72,866
Information Technology

Data Processing & Outsourced Services – 1.5%
Paychex, Inc.	144	7,608

Semiconductor Equipment – 2.7%
Applied Materials, Inc.	732	13,659

Semiconductors – 3.3%
Cypress Semiconductor Corp.	704	6,905
Texas Instruments, Inc.	182	9,981

		16,886

Systems Software – 3.7%
Microsoft Corp.	348	19,310

Total Information Technology – 11.2%		57,463
Materials

Diversified Chemicals – 1.7%
PPG Industries, Inc.	91	8,968

Industrial Gases – 1.6%
Air Products and Chemicals, Inc.	64	8,327

Total Materials – 3.3%		17,295
Utilities

Electric Utilities – 1.7%
PPL Corp.	255	8,707

Total Utilities – 1.7%		8,707

TOTAL COMMON STOCKS – 91.0%		$468,171
(Cost: $416,520)

58	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Dividend Opportunities (in thousands)	DECEMBER 31, 2015

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper(B) – 8.3%
Anheuser-Busch InBev Worldwide, Inc. (GTD by AB INBEV/BBR/COB),
0.370%, 1-20-16	$6,050	$6,049
Army & Air Force Exchange Service,
0.390%, 1-4-16	11,865	11,864
Essilor International S.A.,
0.160%, 1-25-16	5,000	4,998
Intel Corp.,
0.210%, 2-25-16	2,000	1,999
John Deere Capital Corp.,
0.170%, 1-6-16	5,000	5,000
Kroger Co. (The),
0.700%, 1-4-16	5,000	5,000
McCormick & Co., Inc.,
0.290%, 1-4-16	3,536	3,536
PACCAR Financial Corp. (GTD by PACCAR, Inc.),
0.380%, 1-26-16	4,000	3,999

		42,445

SHORT-TERM SECURITIES (Continued)	Principal	Value
Master Note – 0.3%
Toyota Motor Credit Corp.,
0.435%, 1-6-16 (C)	$1,789	$1,789

Municipal Obligations – 0.2%
MS Business Fin Corp., Gulf Opp Zone Indl Dev Rev Bonds (Chevron USA, Inc. Proj), Ser 2007B (GTD by Chevron Corp.),
0.010%, 1-1-16 (C)	1,000	1,000

TOTAL SHORT-TERM SECURITIES – 8.8%		$45,234
(Cost: $45,233)

TOTAL INVESTMENT SECURITIES – 99.8%		$513,405
(Cost: $461,753)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		1,107

NET ASSETS – 100.0%		$514,512

Notes to Schedule of Investments

(A)	Listed on an exchange outside the United States.

(B)	Rate shown is the yield to maturity at December 31, 2015.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$468,171	$—	$—
Short-Term Securities	—	45,234	—
Total	$468,171	$45,234	$—

During the year ended December 31, 2015, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	59

MANAGEMENT DISCUSSION

Energy	(UNAUDITED)

David P. Ginther

Below, David P. Ginther, CPA, portfolio manager of Ivy Funds VIP Energy, discusses positioning, performance and results for the fiscal year ended December 31, 2015. He has managed the Portfolio since its inception in 2006 and has 20 years of industry experience.

Fiscal year Performance

For the 12 Months Ended December 31, 2015
Ivy Funds VIP Energy	–22.14%
Benchmark(s) and/or Lipper Category
S&P 1500 Energy Sector Index	–22.07%
(generally reflects the performance of stocks that represent the energy market)
Lipper Variable Annuity Natural Resources Funds Universe Average	–25.48%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Oil prices fall late in year

While U.S. and global equities closed the fiscal year in positive territory, the energy sector had a considerably tougher year overall. The return for the Portfolio finished slightly lower than its benchmark index but was able to outperform the Lipper Universe Average. The steady growth of the U.S. economy, ongoing strength of the U.S. dollar and the slowing economic growth rate in China during the year helped hold global oil prices in a range of about $35 to $60 per barrel, with volatile trading at times during the year.

The U.S. Federal Reserve (Fed), as expected, removed “patient” in reference to interest rate increases from its March 2015 statement. The Fed also indicated that it believes lower energy prices are transitory and that inflation should meet its 2% target by 2017. However, the Fed lowered its forecast for gross domestic product at the March meeting and again in June. Equity and bond markets rallied on the news and took it to mean higher short-term rates were unlikely until the second half of 2015. The Fed then increased short-term rates in December and stated its intent to do more increases in 2016 if economic data allowed.

China is the world’s largest importer of crude oil at 7.2 million barrels per day (bpd), compared with the U.S. at 7.1 million bpd. Concerns about the pace of economic growth in China and overall in emerging markets, along with continued but slowing supply growth, increases in global inventories and the possibility of more Iranian crude oil coming to market were factors in persistently lower prices. China devalued its currency in August, setting off another round of concerns about both global growth rates and China’s economy. China’s currency later was granted Special Drawing Rights status by the International Monetary Fund. China changed from a U.S. dollar base for its currency to a “basket” of currencies, which many investors think will help its competiveness against the dollar.

Oil prices slide hits Portfolio

The Portfolio had a negative return for the fiscal year that was slightly lower than its benchmark index but better than the negative return of its peer group average.

The Portfolio’s performance was impacted primarily by stock selections in the energy sector and, to a lesser degree, holdings in the industrials sector. The Portfolio has a heavier allocation to the industrials “upstream” energy companies when compared to the benchmark, which holds what the portfolio manager considers to be an outsized exposure to large integrated oil companies. The Portfolio has underweighted the integrated oil companies this year. Historically, integrated companies often underperform when the energy sector performs well as a whole, but they tend to do relatively better when the sector is in decline, as it was throughout 2015.

The Portfolio’s five greatest contributors relative to the benchmark in the year were Parsley Energy Inc., CME Group Inc., Tesoro Corp., Newfield Exploration Co. and Valero Energy Partners LP. The five greatest relative detractors were Exxon Mobil Corp., Chevron Corp., Whiting Petroleum Corp., Rice Energy Inc. and Energy Transfer Equity LP.

A focus on supply and demand

We think steady economic growth and low inflation will continue in the U.S. this year, and believe it will remain a bright spot among developed countries. In our view, global economic growth is likely to remain slow overall.

U.S. shale oil producers have significantly cut marginal costs. While we believe all U.S. shale offers opportunities, much of our focus is on the Permian Basin as the place production growth is most likely to continue. We believe companies there still are in the early stages of improving efficiency and productivity, and are reducing costs faster than in other, more mature shale areas.

60	ANNUAL REPORT	2015

We estimate the world is oversupplied by 1.5-2.0% on total consumption of 95 million barrels per day. However, we think the year-over-year increase in global supply will start to diminish, as output is slowing from producing countries outside the Organization of Petroleum Exporting Countries, led by U.S. shale producers.

We think current supply/demand factors and “headline” risks — the response from investors to news stories and world events — will hold down oil prices in the short term. Depending on the demand environment, we think the supply/demand imbalance will be corrected by the second half of 2016.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater sector diversification. Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Energy.

2015	ANNUAL REPORT	61

PORTFOLIO HIGHLIGHTS

Energy	ALL DATA IS AS OF DECEMBER 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	94.5%
Energy	89.1%
Financials	4.1%
Industrials	1.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	5.5%

Country Weightings

North America	89.2%
United States	85.4%
Canada	3.8%
Europe	5.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	5.5%

Top 10 Equity Holdings

Company	Country	Sector	Industry
CME Group, Inc.	United States	Financials	Specialized Finance
Schlumberger Ltd.	United States	Energy	Oil & Gas Equipment & Services
Baker Hughes, Inc.	United States	Energy	Oil & Gas Equipment & Services
Halliburton Co.	United States	Energy	Oil & Gas Equipment & Services
Cimarex Energy Co.	United States	Energy	Oil & Gas Exploration & Production
Newfield Exploration Co.	United States	Energy	Oil & Gas Exploration & Production
Pioneer Natural Resources Co.	United States	Energy	Oil & Gas Exploration & Production
Parsley Energy, Inc., Class A	United States	Energy	Oil & Gas Exploration & Production
EOG Resources, Inc.	United States	Energy	Oil & Gas Exploration & Production
Marathon Petroleum Corp. L.P.	United States	Energy	Oil & Gas Refining & Marketing

See your advisor for more information on the Portfolio’s most recent published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

62	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Energy	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-15	-22.14%
5-year period ended 12-31-15	-3.89%
10-year period ended 12-31-15	—
Since inception of Portfolio(3) through 12-31-15	0.67%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	5-1-06 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	63

SCHEDULE OF INVESTMENTS

Energy (in thousands)	DECEMBER 31, 2015

COMMON STOCKS	Shares	Value
Energy

Integrated Oil & Gas – 5.9%
Chevron Corp.	14	$1,259
Exxon Mobil Corp.	33	2,596
Royal Dutch Shell plc, Class A (A)	55	1,269
Suncor Energy, Inc.	68	1,749

		6,873

Oil & Gas Drilling – 1.6%
Helmerich & Payne, Inc.	13	675
Patterson-UTI Energy, Inc.	77	1,164

		1,839

Oil & Gas Equipment & Services – 21.3%
Baker Hughes, Inc.	100	4,610
Cameron International Corp. (B)	36	2,247
Core Laboratories N.V.	25	2,691
FMC Technologies, Inc. (B)	34	995
Forum Energy Technologies, Inc. (B)	118	1,470
Halliburton Co.	126	4,284
Schlumberger Ltd.	70	4,851
Superior Energy Services, Inc.	119	1,608
Weatherford International Ltd. (B)	268	2,251

		25,007

Oil & Gas Exploration & Production – 36.9%
Anadarko Petroleum Corp.	59	2,883
Cimarex Energy Co.	46	4,089
Concho Resources, Inc. (B)	35	3,232
Continental Resources, Inc. (B)	113	2,588
Diamondback Energy, Inc. (B)	34	2,275
EOG Resources, Inc.	51	3,603
Gulfport Energy Corp. (B)	63	1,558
Laredo Petroleum Holdings, Inc. (B)	151	1,204
Memorial Resource Development Corp. (B)	110	1,772
Newfield Exploration Co. (B)	123	4,005
Noble Energy, Inc.	77	2,541
Oasis Petroleum LLC (B)	208	1,533
Parsley Energy, Inc., Class A (B)	198	3,653
Pioneer Natural Resources Co.	31	3,862
RSP Permian, Inc. (B)	131	3,202
Whiting Petroleum Corp. (B)	128	1,211

		43,211

COMMON STOCKS (Continued)	Shares	Value
Oil & Gas Refining & Marketing – 13.2%
HollyFrontier Corp.	35	$1,384
Marathon Petroleum Corp.	50	2,608
Marathon Petroleum Corp. L.P.	83	3,275
Phillips 66	31	2,520
Tesoro Corp.	29	3,029
Valero Energy Corp.	37	2,630

		15,446

Oil & Gas Storage & Transportation – 10.2%
Columbia Pipeline Partners L.P.	78	1,357
Enbridge, Inc.	37	1,213
Energy Transfer Equity L.P.	102	1,397
Phillips 66 Partners L.P.	47	2,874
Plains GP Holdings L.P., Class A	41	385
Shell Midstream Partners L.P.	21	872
Tallgrass Energy GP L.P., Class A	89	1,429
Valero Energy Partners L.P.	28	1,437
Williams Co., Inc. (The)	39	1,007

		11,971

Total Energy – 89.1%		104,347
Financials

Specialized Finance – 4.1%
CME Group, Inc.	54	4,852

Total Financials – 4.1%		4,852
Industrials

Railroads – 1.3%
Canadian Pacific Railway Ltd.	12	1,499

Total Industrials – 1.3%		1,499

TOTAL COMMON STOCKS – 94.5%		$110,698
(Cost: $131,278)

SHORT-TERM SECURITIES	Principal
Commercial Paper (C) – 7.9%
IBM Credit Corp.,
0.370%, 3-21-16	$5,000	4,996
J.M. Smucker Co. (The),
0.290%, 1-4-16	2,100	2,100
Northern Illinois Gas Co.,
0.450%, 1-4-16	2,263	2,263

		9,359

SHORT-TERM SECURITIES (Continued)	Principal	Value
Master Note – 4.3%
Toyota Motor Credit Corp.,
0.435%, 1-6-16 (D)	$5,004	$5,004

TOTAL SHORT-TERM SECURITIES – 12.2%		$14,363
(Cost: $14,362)

TOTAL INVESTMENT SECURITIES – 106.7%		$125,061
(Cost: $145,640)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (6.7)%		(7,902)

NET ASSETS – 100.0%		$117,159

64	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Energy (in thousands)	DECEMBER 31, 2015

Notes to Schedule of Investments

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	Rate shown is the yield to maturity at December 31, 2015.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$110,698	$—	$—
Short-Term Securities	—	14,363	—
Total	$110,698	$14,363	$—

During the year ended December 31, 2015, securities totaling $1,238 were transferred from Level 2 to Level 1. These transfers were the result of fair value procedures applied to international securities due to significant market movement of the S&P 500 on December 31, 2014. Transfers out of Level 2 represent the values as of the beginning of the reporting period.

Country Diversification

(as a % of net assets)
United States	85.4%
Canada	3.8%
Netherlands	2.3%
Switzerland	1.9%
United Kingdom	1.1%
Other+	5.5%

+Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	65

MANAGEMENT DISCUSSION

Global Bond	(UNAUDITED)

Mark G. Beischel

Below, Mark G. Beischel, CFA, portfolio manager of the Ivy Funds VIP Global Bond, discusses positioning, performance and results for the fiscal year ended December 31, 2015. Mr. Beischel has managed the portfolio for 5 years and has 22 years of industry experience.

Fiscal Year Performance

For the 12 months ended December 31, 2015
Ivy Funds VIP Global Bond	–2.65%
Benchmark(s) and/or Lipper Category
Barclays Capital Multiverse Index	–3.29%
(generally reflects the performance of securities representing the global bond market)
Lipper Variable Annuity Global Income Funds Universe Average	–3.39%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Performance

The Ivy Funds VIP Global Bond outperformed its Lipper average and benchmark index for the year ending December 31, 2015. The Portfolio’s performance was enhanced versus the Lipper universe and benchmark by its high exposure to the U.S. dollar. The Portfolio had 93% of its assets in the U.S. dollar. The euro and yen had a negative 10.2% and a negative 0.3% return, respectively, as their central banks moved toward more aggressive non-conventional monetary policies. Asian and emerging-market (EM) commodity currencies also underperformed the U.S. dollar as the markets priced in slowing growth in China. The portfolio also held a large portion of its investments in cash and U.S. Treasuries with the uncertainty of the capital markets reaction to a rate increase in the U.S.

The portfolio performance was negatively impacted by the collapse in global commodity prices and the corporate governance scandal in the Brazilian energy company, Petrobras. Both of these events pressured global credit spreads. The 60% weighting in credit did not bode well for the portfolio versus its Lipper peer group and benchmark index. The Portfolio’s shorter duration also hurt its relative performance with U.S. long-duration assets outperforming shorter duration assets as the market priced in the normalization of domestic interest rates. Additionally, the Portfolio had no exposure to the European bond market, which witnessed large gains as the market priced in the quantitative easing program initiated by the European Central Bank (ECB).

Slower global recovery

The global recovery has experienced setbacks over the last two quarters. Although we believe the gradual recovery should continue, global growth in 2016 is expected to be weaker and more uneven than earlier forecasts. In the developed markets, the U.S. is emerging as the main driver for global growth followed by the U.K., Eurozone and Japan. Inflation has generally surprised on the downside with the drop in commodity prices and lackluster wage growth. The Federal Open Market Committee (FOMC) started its normalization process of raising interest rates in December. Its projections for more rate moves are more aggressive than market expectations.

The U.K. outperformed Europe with a 2.4% growth rate in 2015. We believe there is enough momentum to sustain this rate throughout 2016. After much speculation about the Bank of England (BOE) raising rates in the first quarter of 2015, the market began discounting a rate hike in the second half of the year. Most participants feel that the BOE will wait and start its normalization process sometime in 2016. Regardless of when the hikes commence, officials have emphasized the pace of normalization in the U.K. is likely to be gradual as well.

In the Euro area, the ECB is struggling with weaker-than-expected growth and failing inflation expectations. The market was disappointed with Draghi’s tempered announcement during the most recent ECB meeting as expectations were high for a more aggressive response to the current conditions.

In China, the economy’s potential growth rate is slowing significantly. The government’s anti-corruption policy has created an atmosphere of “fear”. Government officials are delaying any major projects with the fear of reprisals from this campaign. Additionally, with the emphasis shifting towards reform, higher tolerance for lower growth will be allowed in the short run. Officials now speak about a “new normal” of slower growth, but they would like to hold growth close to 7%. The impact of a slowing China in global commodities has been painful to say the least. The recent entry into the Special Drawing Rights (SDR) of the Chinese renminbi has brought a certain level of credibility to the currency. The most recent announcement of reforming the currency’s value to a “basket’ of currency versus a “peg” to the U.S. dollar has capital markets anticipating a devaluation of the currency over the next couple of years.

And finally, the economic and political situation in Brazil continues to deteriorate. With the deterioration of the energy markets and downgrade of the sovereign, estimates for 2016 gross domestic product are negative 4%. In addition, the congress is starting the political process of impeaching President Dilma Rousseff.

66	ANNUAL REPORT	2015

Seeking low volatility

Amid this volatility, we are currently maintaining a low duration in the Portfolio and have built what we believe to be plenty of liquidity. We believe shorter duration should enable the Portfolio to focus on higher yielding corporate bonds while greater liquidity allows us to be more responsive to changing market environments.

We continue to focus on maintaining what we believe to be proper diversification for the Portfolio. The Portfolio has the opportunity to invest in different securities, sectors, countries and currencies. This flexibility allows us to seek less volatility with a reasonable yield that we believe should reward investors over the longer term.

Given the extreme volatility and uncertainty in global markets, the Portfolio’s currency exposure remains overwhelmingly in the U.S. dollar. We believe there should be better opportunities to add foreign currency bonds to the portfolio going forward, especially in emerging markets.

We continue to search for value in the corporate bond space. Some of the best returns have been, and we think should continue to be, from emerging-market bonds. We expect there to be more opportunities to redeploy liquidity due to the volatility associated with Washington’s politics and the Federal Reserve’s (Fed’s) normalization of interest rates.

Looking ahead

Given our expectation of slow growth globally in 2016, we expect interest rates to remain low overall. The Fed has started the normalization process and should gradually increase the policy rates as warranted by the economic data. The short end of the Treasury yield curve (five years and in) is expected to be less volatile due to the Fed’s commitment to low policy rates. However, longer term Treasury rates are expected to be more volatile and subject to market emotions regarding fiscal and monetary policies. The structural change in the financial markets has led us to build up more liquidity in the portfolio. Wall Street’s incentives to carry high inventory levels of corporate bonds have been reduced by higher capital requirements. As a result, market liquidity has been reduced and there are more opportunities for dislocations in corporate bonds going further.

The Eurozone’s growth outlook has stagnated. Macroeconomic adjustments are still underway in the peripheral countries, and the debt overhang remains a major impediment to economic activities. The Euro area is still dependent on the global economic environment and remains vulnerable to any external shock. Geopolitical risks remain elevated; the most recent terrorist attacks in Paris have brought the surging refugee situation into question and could lead to more discussions about the open broader environment which is the crux of the European Union project.

Growth in emerging-market economies remains generally lackluster, albeit with large regional differences. Despite China’s loss of momentum, the rest of EM Asia is holding up well, while Latin America remains below trend and Europe, the Middle East and Africa suffer from a weaker Europe and geopolitics. The wild card will be the price of commodities going forward. Brazil is confronting a major scandal with Petrobras that has left investors questioning its transparency and corporate governance. The company has lost a lot of credibility from the capital markets with its inability to manage the complex capital spending program that it initiated three years ago.

Past performance is no guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio’s prospectus.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (GinnieMae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. Fixed income securities are subject to interest rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. These and other risks are more fully described in the fund’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Funds VIP Global Bond.

2015	ANNUAL REPORT	67

PORTFOLIO HIGHLIGHTS

Global Bond	ALL DATA IS AS OF DECEMBER 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	4.2%
Utilities	1.1%
Financials	1.0%
Health Care	0.8%
Information Technology	0.7%
Energy	0.6%
Bonds	90.4%
Corporate Debt Securities	73.3%
United States Government and Government Agency Obligations	10.0%
Other Government Securities	5.2%
Loans	1.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	5.4%

Quality Weightings

Investment Grade	47.0%
AA	12.0%
A	10.4%
BBB	24.6%
Non-Investment Grade	43.4%
BB	24.5%
B	12.3%
CCC	3.6%
Non-rated	3.0%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Equities	9.6%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

Country Weightings

North America	37.3%
United States	29.8%
Mexico	4.5%
Other North America	3.0%
Europe	28.2%
United Kingdom	8.3%
Netherlands	6.1%
Luxembourg	4.0%
Russia	4.0%
Other Europe	5.8%
South America	15.6%
Brazil	4.3%
Chile	4.1%
Other South America	7.2%
Pacific Basin	7.1%
Bahamas/Caribbean	4.8%
Other	1.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	5.4%

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

68	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Global Bond	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-15	-2.65%
5-year period ended 12-31-15	1.11%
10-year period ended 12-31-15	—
Since inception of Portfolio(3) through 12-31-15	1.02%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	8-23-10 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	69

SCHEDULE OF INVESTMENTS

Global Bond (in thousands)	DECEMBER 31, 2015

COMMON STOCKS	Shares		Value
Brazil

Utilities – 0.4%
Alupar Investimento S.A.		11	$37
Transmissora Alianca de Energia Eletrica S.A.		10	43

			80

Total Brazil – 0.4%			$80
Chile

Utilities – 0.1%
Aguas Andinas S.A.		34	18

Total Chile – 0.1%			$18
Panama

Financials – 1.0%
Banco Latinoamericano de Comercio Exterior S.A.		8	206

Total Panama – 1.0%			$206
United Kingdom

Energy – 0.6%
Royal Dutch Shell plc, Class A		5	105
Seadrill Partners LLC		4	14

			119

Total United Kingdom – 0.6%			$119
United States

Health Care – 0.8%
Bristol-Myers Squibb Co.		2	152

Information Technology – 0.7%
Intel Corp.		4	142

Utilities – 0.6%
PPL Corp.		4	123

Total United States – 2.1%			$417

TOTAL COMMON STOCKS – 4.2%			$840
(Cost: $943)

CORPORATE DEBT SECURITIES	Principal
Argentina

Consumer Discretionary – 0.3%
Arcos Dorados Holdings, Inc.
10.250%, 7-13-16 (A)	BRL	250	58

Energy – 0.9%
Pan American Energy LLC
7.875%, 5-7-21		$100	97
YPF Sociedad Anonima 8.875%, 12-19-18 (B)		80	81

			178

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Industrials – 0.2%
Aeropuertos Argentina 2000 S.A.
10.750%, 12-1-20 (B)	$41	$43

Total Argentina – 1.4%		$279
Austria

Consumer Staples – 1.0%
JBS Investments GmbH (GTD by JBS S.A. and JBS Hungary Holdings Kft.)
7.750%, 10-28-20 (B)	200	192

Total Austria – 1.0%		$192
Brazil

Consumer Staples – 0.5%
BFF International Ltd.
7.250%, 1-28-20	100	107

Energy – 0.0%
Lancer Finance Co. (SPV) Ltd.
5.850%, 12-12-16 (C)	15	—	*

Financials – 1.0%
Banco Bradesco S.A.
4.125%, 5-16-16(B)	200	201
Banco Cruzeiro do Sul S.A.
7.000%, 7-8-13 (C)	96	7

		208

Industrials – 1.4%
Embraer Overseas Ltd.
6.375%, 1-24-17	225	232
Odebrecht Drilling Norbe VII/IX Ltd.
6.350%, 6-30-21(B)	98	36

		268

Materials – 1.0%
Suzano Trading Ltd.
5.875%, 1-23-21(B)	200	193

Total Brazil – 3.9%		$776
British Virgin Islands

Energy – 0.5%
QGOG Atlantic/Alaskan Rigs Ltd.
5.250%, 7-30-18 (B)	149	101

Financials – 1.5%
Horsepower Finance Ltd.
2.100%, 3-3-17	300	300

Total British Virgin Islands – 2.0%		$401

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Canada

Financials – 0.5%
Bank of Montreal
1.800%, 7-31-18		$100	$100

Total Canada – 0.5%			$100
Cayman Islands

Financials – 1.0%
Banco Bradesco S.A.
4.500%, 1-12-17 (B)		200	203

Telecommunication Services – 1.0%
Sable International Finance Ltd. 6.875%, 8-1-22 (B)		200	193

Total Cayman Islands – 2.0%			$396
Chile

Industrials – 2.1%
Guanay Finance Ltd.
6.000%, 12-15-20(B)		250	247
LATAM Airlines Group S.A.
7.250%, 6-9-20 (B)		200	178

			425

Materials – 1.9%
Inversiones CMPC S.A. (GTD by Empresas CMPC S.A.):
4.750%, 1-19-18 (B)		175	179
4.375%, 5-15-23 (B)		200	189

			368

Total Chile – 4.0%			$793
China

Information Technology – 2.5%
Alibaba Group Holding Ltd.
1.625%, 11-28-17		500	494

Total China – 2.5%			$494
Columbia

Energy – 0.7%
Empresas Publicas de Medellin E.S.P.
8.375%, 2-1-21(A)	COP	274,000	82
Pacific Rubiales Energy Corp.:
5.375%, 1-26-19 (B)		$100	19
7.250%, 12-12-21 (B)		200	40

			141

Financials – 1.0%
Banco de Bogota S.A.
5.000%, 1-15-17 (B)		200	203

70	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Global Bond (in thousands)	DECEMBER 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Utilities – 0.5%
Emgesa S.A. E.S.P.
8.750%, 1-25-21 (A)	COP	302,000	$93

Total Columbia – 2.2%			$437
France

Financials – 0.5%
Societe Generale S.A.
5.922%, 4-29-49 (B)		$100	101

Total France – 0.5%			$101
Hong Kong

Telecommunication Services – 1.0%
Hutchison Whampoa Ltd.
1.625%, 10-31-17 (B)		200	198

Total Hong Kong – 1.0%			$198
India

Industrials – 1.0%
Adani Ports and Special Economic Zone Ltd.
3.500%, 7-29-20 (B)		200	197

Utilities – 0.5%
Rural Electrification Corp. Ltd.
4.250%, 1-25-16		100	100

Total India – 1.5%			$297
Indonesia

Utilities – 1.6%
Majapahit Holding B.V.
7.750%, 10-17-16		300	313

Total Indonesia – 1.6%			$313
Ireland

Financials – 1.6%
MTS International Funding Ltd.
5.000%, 5-30-23 (B)		350	323

Total Ireland – 1.6%			$323
Jamaica

Telecommunication Services – 0.8%
Digicel Group Ltd.
6.000%, 4-15-21 (B)		200	168

Total Jamaica – 0.8%			$168

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Luxembourg

Consumer Discretionary – 0.9%
Altice S.A.
7.625%, 2-15-25 (B)	$ 200	$173

Financials – 1.0%
OJSC Russian Agricultural Bank
5.100%, 7-25-18 (B)	200	198

Information Technology – 1.6%
BC Luxco 1 S.A.:
7.375%, 1-29-20 (B)	200	185
7.375%, 1-29-20	150	138

		323

Materials – 0.5%
Steel Capital S.A.
6.700%, 10-25-17	100	104

Total Luxembourg – 4.0%		$798
Mexico

Financials – 1.2%
PLA Administradora Industrial
5.250%, 11-10-22 (B)	250	243

Materials – 3.3%
C5 Capital (SPV) Ltd.
4.884%, 12-29-49 (B)(D)	150	128
CEMEX S.A.B. de C.V.
6.500%, 12-10-19 (B)	550	531

		659

Total Mexico – 4.5%		$902
Netherlands

Consumer Discretionary – 3.6%
Myriad Internatioanal Holdings B.V.
6.375%, 7-28-17 (B)	500	522
VTR Finance B.V.
6.875%, 1-15-24 (B)	200	184

		706

Energy – 0.5%
Petrobras Global Finance (GTD by Petroleo Brasileiro S.A.)
4.875%, 3-17-20	125	94

Materials – 0.7%
Cimpor Financial Operations B.V. (GTD by InterCement Participacoes S.A. and InterCement Brasil S.A.)
5.750%, 7-17-24 (B)	200	133

CORPORATE DEBT SECURITIES (Continued)	Principal		Value

Telecommunication Services – 0.3%
VimpleCom Holdings B.V.
9.000%, 2-13-18 (A)	RUB	5,000	$65

Utilities – 1.0%
Listrindo Capital B.V.
6.950%, 2-21-19 (B)		$200	$205

Total Netherlands – 6.1%			$1,203
Panama

Financials – 1.5%
Banco Latinoamericano de Comercio Exterior S.A.
3.750%, 4-4-17 (B)		300	304

Total Panama – 1.5%			$304
Peru

Financials – 0.5%
InRetail Shopping Malls
5.250%, 10-10-21 (B)		100	101

Total Peru – 0.5%			$101
Russia

Energy – 1.0%
Novatek Finance Ltd.
5.326%, 2-3-16 (B)		200	199

Industrials – 1.0%
SCF Capital Ltd.
5.375%, 10-27-17		200	198

Materials – 1.0%
Uralkali Finance Ltd.
3.723%, 4-30-18 (B)		200	191

Total Russia – 3.0%			$588
Singapore

Consumer Staples – 1.1%
Olam International Ltd.
7.500%, 8-12-20		100	110
Olam International Ltd., Convertible
6.000%, 10-15-16		100	103

			213

Telecommunication Services – 1.0%
TBG Global Pte. Ltd.
4.625%, 4-3-18 (B)		200	195

Total Singapore – 2.1%			$408
United Arab Emirates

Financials – 1.6%
ICICI Bank Ltd.
3.500%, 3-18-20 (B)		325	327

Total United Arab Emirates – 1.6%			$327

2015	ANNUAL REPORT	71

SCHEDULE OF INVESTMENTS

Global Bond (in thousands)	DECEMBER 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
United Kingdom

Consumer Staples – 1.9%
BAT International Finance plc
1.850%, 6-15-18 (B)	$375	$375

Financials – 5.2%
Barclays plc
8.250%, 12-29-49	200	213
HSBC Holdings plc
5.625%, 12-29-49	200	200
Royal Bank of Scotland Group plc (The)
7.640%, 3-29-49	200	209
State Bank of India:
3.250%, 4-18-18 (B)	200	203
3.622%, 4-17-19 (B)	200	204

		1,029

Materials – 0.6%
Vedanta Resources plc
6.000%, 1-31-19 (B)	200	126

Total United Kingdom - 7.7%		$1,530
United States

Consumer Discretionary – 0.2%
B-Corp Merger Sub, Inc.
8.250%, 6-1-19	50	37

Consumer Staples – 2.5%
Bunge Ltd. Finance Corp.
3.500%, 11-24-20	250	249
SABMiller Holdings, Inc.
2.200%, 8-1-18 (B)	200	200
Simmons Foods, Inc.
7.875%, 10-1-21 (B)	50	45

		494

Energy – 0.5%
Brand Energy & Infrastructure Services
8.500%, 12-1-21 (B)	80	69
California Resources Corp.:
5.000%, 1-15-20	23	8
8.000%, 12-15-22 (B)	61	32

		109

Financials – 5.4%
Aircastle Ltd.
4.625%, 12-15-18	235	240
Citigroup, Inc.
8.400%, 4-29-49	75	82
Daimler Finance North America LLC
2.950%, 1-11-17 (B)	200	202
General Motors Financial Co., Inc.
3.000%, 9-25-17	100	100
Hyundai Capital America
2.000%, 3-19-18 (B)	200	198

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials (Continued)
UBS Preferred Funding Trust V
6.243%, 5-29-49	$200	$201
Wells Fargo & Co.
7.980%, 3-29-49	50	52

		1,075

Health Care – 0.9%
Fresenius U.S. Finance II, Inc.:
4.250%, 2-1-21 (B)	100	101
4.500%, 1-15-23 (B)	75	76

		177

Industrials – 0.4%
TransDigm, Inc.
6.000%, 7-15-22	82	80

Information Technology – 1.0%
Alliance Data Systems Corp.
5.250%, 12-1-17 (B)	150	151
Micron Technology, Inc.
5.875%, 2-15-22	50	49

		200

Materials – 0.5%
Hillman Group, Inc. (The)
6.375%, 7-15-22(B)	110	91

Telecommunication Services – 3.1%
American Tower Corp.
3.400%, 2-15-19	170	174
T-Mobile USA, Inc.
6.000%, 3-1-23	230	233
Verizon Communications, Inc.
2.625%, 2-21-20	214	215

		622

Utilities – 1.3%
Sempra Energy
2.850%, 11-15-20	250	249

Total United States – 15.8%		$3,134

TOTAL CORPORATE DEBT SECURITIES – 73.3%		$14,563
(Cost: $15,802)

OTHER GOVERNMENT SECURITIES(E)	Principal	Value
Argentina – 1.1%
City of Buenos Aires
9.950%, 3-1-17 (B)	$200	$207

Russia – 1.0%
Russian Federation
3.500%, 1-16-19 (B)	200	199

Spain – 1.1%
Banco Bilbao Vizcaya Argentaria S.A.
9.000%, 5-29-49 (F)	200	214

Venezuela – 2.0%
Corporacion Andina de Fomento:
3.750%, 1-15-16	155	155
1.500%, 8-8-17	250	249

		404

TOTAL OTHER GOVERNMENT SECURITIES – 5.2%		$1,024
(Cost: $1,025)

LOANS(D)
United States

Industrials – 1.2%
TransDigm, Inc.
3.750%, 2-28-20	241	235

Information Technology – 0.2%
Magic Newco LLC
5.000%, 12-12-18	50	49

Materials – 0.5%
BakerCorp International
4.250%, 2-7-20	74	63
EP Minerals LLC
5.500%, 8-20-20	29	28

		91

Total United States – 1.9%		$375

TOTAL LOANS – 1.9%		$375
(Cost: $392)

UNITED STATES GOVERNMENT OBLIGATIONS
United States – 10.0%
U.S. Treasury Notes:
0.625%, 8-31-17	600	596
0.750%, 12-31-17	1,250	1,242
1.750%, 5-15-22	145	143

		1,981

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 10.0%		$1,981
(Cost: $1,994)

72	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Global Bond (in thousands)	DECEMBER 31, 2015

SHORT-TERM SECURITIES	Principal	Value
Master Note – 4.2%
Toyota Motor Credit Corp.
0.435%, 1-6-16 (F)	$842	$842

TOTAL SHORT-TERM SECURITIES – 4.2%		$842
(Cost: $842)

TOTAL INVESTMENT SECURITIES – 98.8%		$19,625
(Cost: $20,998)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.2%		247

NET ASSETS – 100.0%		$19,872

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Principal amounts are denominated in the indicated foreign currency, where applicable (BRL – Brazilian Real, COP – Columbian Peso and RUB – Russian Ruble).

(B)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015 the total value of these securities amounted to $9,583 or 48.2% of net assets.

(C)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015.

(E)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

The following forward foreign currency contracts were outstanding at December 31, 2015:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
British Pound	73	U.S. Dollar	111	1-19-16	Barclays Capital, Inc.	$3	$—

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$840	$—	$—
Corporate Debt Securities	—	14,563	—
Other Government Securities	—	1,024	—
Loans	—	312	63
United States Government Obligations	—	1,981	—
Short-Term Securities	—	842	—
Total	$840	$18,722	$63
Forward Foreign Currency Contracts	$—	$3	$—

During the year ended December 31, 2015, securities totaling $235 were transferred from Level 3 to Level 2 due to the increased availability of observable market data due to increased market activity or information for these securities, and securities totaling $68 were transferred from Level 2 to Level 3 due to the lack of observable market data due to decreased market activity or information for these securities. Securities totaling $158 were transferred from Level 2 to Level 1. These transfers were the result of fair value procedures applied to international securities due to significant market movement of the S&P 500 on December 31, 2014. Transfers between levels represent the values as of the beginning of the reporting period.

2015	ANNUAL REPORT	73

SCHEDULE OF INVESTMENTS

Global Bond (in thousands)	DECEMBER 31, 2015

The following acronym is used throughout this schedule:

GTD = Guaranteed

Country Diversification

(as a % of net assets)
United States	29.8%
United Kingdom	8.3%
Netherlands	6.1%
Mexico	4.5%
Brazil	4.3%
Chile	4.1%
Luxembourg	4.0%
Russia	4.0%
Panama	2.5%
China	2.5%
Argentina	2.5%
Columbia	2.2%

Country Diversification (Continued)

Singapore	2.1%
Venezuela	2.0%
British Virgin Islands	2.0%
Cayman Islands	2.0%
United Arab Emirates	1.6%
Ireland	1.6%
Indonesia	1.6%
India	1.5%
Spain	1.1%
Hong Kong	1.0%
Austria	1.0%
Other Countries	2.3%
Other+	5.4%

+Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

74	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Global Growth	(UNAUDITED)

Sarah C. Ross

Below, Sarah C. Ross, CFA, portfolio manager of Ivy Funds VIP Global Growth, discusses positioning, performance and results for the fiscal year ended December 31, 2015. Ms. Ross has 20 years of industry experience. Effective January 1, 2015, the Portfolio changed its name to Ivy Funds VIP Global Growth to reflect its global focus and expanded investment strategy to include stocks of U.S. companies.

Fiscal Year Performance

For the 12 Months Ended December 31, 2015
Ivy Funds VIP Global Growth	3.39%
Current and Former Benchmark(s) and/or Lipper Category*
Current index - MSCI World Index	–0.87%
(generally reflects the performance of securities markets around the world)
Former index - MSCI EAFE Growth Index	4.09%
(generally reflects the performance of international growth stocks)
Lipper Variable Annuity Global Large-Cap Growth Funds Universe Average	4.13%
(generally reflects the performance of the universe of funds with similar investment objectives)

* Effective January 1, 2015, the Portfolio’s benchmark changed from the MSCI EAFE Growth Index to the MSCI World Index, which is more reflective of the types of securities in which the Portfolio invests under its expanded investment strategy.

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Economic uncertainty dominates markets

Global equity markets ended modestly lower for the fiscal year ended December 31, 2015, as global growth rates slowed. In particular, China faced a significant slowdown in economic growth in conjunction with the Chinese government focusing on an aggressive anti-corruption campaign. As a result, China’s equity markets have been under pressure. Weakness in the region has negatively affected commodity prices, global industrials, high-end luxury and many multinationals with significant Chinese exposure. In addition to China, concern surrounding Middle East stability as well as the European immigration influx and potential impact on politics in that region, have also added to risk in the market. Latin America has also been under pressure with currency weakness, political risks and significant commodity exposures negatively impacting the region. Given macroeconomic pressures, it is not surprising that larger, more established markets (including the U.S., Japan and regions in Europe) outperformed the broader global equity markets. Most of Asia and Latin America underperformed, including China and Brazil.

Global consumer-oriented companies (particularly non-luxury) fared much better than the industrial sector over the past year. Commodities, materials and industrials took a significant hit from the slowdown in fixed-asset investment in China. During the year, energy continued to be under significant pressure, along with materials, utilities and, to a lesser degree, financials. Outperforming sectors included health care, consumer staples and consumer discretionary. Defensive companies with more predictable earnings streams outperformed during the uncertain macroeconomic environment.

Performance for the Year

The Portfolio outperformed its benchmark, the MSCI World Index, for the fiscal year. Stock selection and sector allocation both contributed to the relative outperformance. In particular, select holdings in consumer discretionary was a significant contributor to performance, with Amazon, JD.com and Carnival Corporation posting relative gains. The Portfolio was underweight energy, materials and financials which were under pressure in the period, thus helping performance. The decision to overweight health care and consumer discretionary, which both outperformed the broader market, was also a positive contributor to performance.

Stock selection in information technology and industrials were detractors from performance in the period with Micron Technology, Inc. being the largest individual detractor from Portfolio performance. Tokyo Electron was another significant detractor after regulators rejected a potential acquisition of the business. (The Portfolio no longer holds Tokyo Electron). In addition, Portfolio exposure to rail businesses Canadian Pacific and Kansas City Southern was a detractor to performance as the industrial economy continued to weaken during the year.

Outlook

The Portfolio mandate was broadened to start the year from international to global, allowing for increased exposure to U.S. equities. We believe the increased focus on U.S. companies, in addition to international businesses, will allow us to select the strongest growth companies with the best opportunities for shareholder return regardless of where the business is based.

Despite the backdrop of a weakening global economy, we continue to see opportunities for growth within pockets of the market. We continue to favor the middle-income consumer globally with most of our consumer exposure in the U.S. and China. Despite industrial pressure globally, employment in many parts of the world continues to improve. U.S. unemployment is as low as it’s been since the financial crisis and consumers

2015	ANNUAL REPORT	75

continue to spend on discretionary items including home improvement. In China, while luxury goods are under intense pressure due to the anti-corruption campaign, demand for household items continues to increase. The loosening of the one child policy could be another boost to incremental household spending. We prefer exposure to consumer areas that have an incremental boost from secular share gains such as the shift to online retailing from bricks and mortar as well as the secular shift in many regions towards travel. We remain underweight energy and materials given our more cautious view on the industrial economy. We think health care can continue to offer sustainable earnings growth in this uncertain environment.

Despite uncertainties in the market, we believe our portfolio of strong global growers with sustainable competitive advantages and unique products serving large end-markets can continue to drive shareholder value over time.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Funds VIP Global Growth.

76	ANNUAL REPORT	2015

PORTFOLIO HIGHLIGHTS

Global Growth	ALL DATA IS AS OF DECEMBER 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	93.9%
Health Care	23.2%
Consumer Discretionary	22.3%
Information Technology	18.2%
Industrials	11.5%
Financials	5.3%
Consumer Staples	5.2%
Telecommunication Services	4.7%
Energy	3.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	6.1%

Country Weightings

North America	56.3%
United States	55.0%
Other North America	1.3%
Europe	23.0%
Germany	5.3%
United Kingdom	4.3%
France	3.8%
Other Europe	9.6%
Pacific Basin	11.9%
China	6.6%
Japan	4.2%
Other Pacific Basin	1.1%
Other	2.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	6.1%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Visa, Inc., Class A	United States	Information Technology	Data Processing & Outsourced Services
Amazon.com, Inc.	United States	Consumer Discretionary	Internet Retail
Alphabet, Inc., Class C	United States	Information Technology	Internet Software & Services
Carnival Corp.	United States	Consumer Discretionary	Hotels, Resorts & Cruise Lines
JD.com, Inc. ADR	China	Consumer Discretionary	Internet Retail
Level 3 Communications, Inc.	United States	Telecommunication Services	Alternative Carriers
MasterCard, Inc., Class A	United States	Information Technology	Data Processing & Outsourced Services
Teva Pharmaceutical Industries Ltd. ADR	Israel	Health Care	Pharmaceuticals
Fresenius SE & Co. KGaA	Germany	Health Care	Health Care Services
Shire plc	United Kingdom	Health Care	Pharmaceuticals

See your advisor for more information on the Portfolio’s most recent published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2015	ANNUAL REPORT	77

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Global Growth(a) (UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-15	3.39%
5-year period ended 12-31-15	6.37%
10-year period ended 12-31-15	5.35%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(a)	In November of 2014, Ivy Funds VIP International Growth expanded its investment strategy to include stocks of U.S. companies. Effective January 1, 2015, the Portfolio changed its name to Ivy Funds VIP Global Growth to reflect its global focus and changed its benchmark to MSCI World Index. For comparison purposes, the prior benchmark MSCI EAFE Growth Index is included in this report. Performance prior to November 2014 reflects the Portfolio’s former international strategy and may have differed if the Portfolio’s current strategy that includes investing globally had been in place.

78	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Global Growth (in thousands) DECEMBER 31, 2015

COMMON STOCKS	Shares	Value
Belgium

Consumer Staples – 2.2%
InBev N.V.	88	$10,888

Total Belgium – 2.2%		$10,888
Canada

Industrials – 1.3%
Canadian Pacific Railway Ltd.	50	6,425

Total Canada – 1.3%		$6,425
China

Consumer Discretionary – 3.3%
JD.com, Inc. ADR(A)	517	16,675

Industrials – 0.5%
CAR, Inc.(A)	1,723	2,855

Information Technology – 2.8%
Alibaba Group Holding Ltd. ADR(A)	9	769
Legend Holdings Corp.(A)(B)	448	1,592
Tencent Holdings Ltd.	593	11,671

		14,032

Total China – 6.6%		$33,562
France

Industrials – 3.8%
European Aeronautic Defence and Space Co.	137	9,234
Safran	146	10,086

		19,320

Total France – 3.8%		$19,320
Germany

Consumer Discretionary – 2.0%
Continental AG	42	10,132

Health Care – 3.3%
Bayer AG	34	4,284
Fresenius SE & Co. KGaA	175	12,537

		16,821

Total Germany – 5.3%		$26,953
India

Consumer Staples – 1.1%
ITC Ltd.	1,148	5,690

Total India – 1.1%		$5,690
Ireland

Health Care – 1.6%
Medtronic plc	106	8,170

Total Ireland – 1.6%		$8,170

COMMON STOCKS (Continued)	Shares	Value
Israel

Health Care – 2.7%
Teva Pharmaceutical Industries Ltd. ADR	211	$13,835

Total Israel – 2.7%		$13,835
Italy

Financials – 1.5%
Banca Intesa S.p.A.	2,276	7,638

Total Italy – 1.5%		$7,638
Japan

Consumer Discretionary – 3.1%
Fuji Heavy Industries Ltd.	168	7,005
Honda Motor Co. Ltd.	265	8,621

		15,626

Industrials – 1.1%
Komatsu Ltd.	333	5,512

Total Japan – 4.2%		$21,138
Netherlands

Consumer Discretionary – 0.9%
Koninklijke Philips Electronics N.V., Ordinary Shares	185	4,731

Information Technology – 2.4%
ASML Holding N.V., NY Registry Shares	59	5,204
NXP Semiconductors N.V.(A)	80	6,780

		11,984

Total Netherlands – 3.3%		$16,715
Switzerland

Health Care – 1.0%
Novartis AG, Registered Shares	58	5,019

Total Switzerland – 1.0%		$5,019
United Kingdom

Financials – 1.9%
Prudential plc	421	9,507

Health Care – 2.4%
Shire plc	176	12,160

Total United Kingdom – 4.3%		$21,667
United States

Consumer Discretionary – 13.0%
Amazon.com, Inc.(A)	34	23,059
Carnival Corp.	314	17,122
Hilton Worldwide Holdings, Inc.	217	4,641
Home Depot, Inc. (The)	69	9,068
Limited Brands, Inc.	73	7,035
TripAdvisor, Inc.(A)	60	5,099

		66,024

Consumer Staples – 1.9%
Coca-Cola Co. (The)	225	9,657

COMMON STOCKS (Continued)	Shares	Value
Energy – 3.5%
Exxon Mobil Corp.	70	$5,492
Halliburton Co.	218	7,432
Schlumberger Ltd.	66	4,580

		17,504

Financials – 1.9%
JPMorgan Chase & Co.	64	4,212
Signature Bank(A)	35	5,406

		9,618

Health Care – 12.2%
Acadia Healthcare Co., Inc.(A)	141	8,785
Allergan plc(A)	29	9,075
Anthem, Inc.	67	9,318
Biogen, Inc.(A)	31	9,576
Bristol-Myers Squibb Co.	77	5,327
Gilead Sciences, Inc.	89	9,042
HCA Holdings, Inc.(A)	157	10,628

		61,751

Industrials – 4.8%
J.B. Hunt Transport Services, Inc.	144	10,537
Kansas City Southern	62	4,615
Rockwell Collins, Inc.	101	9,333

		24,485

Information Technology – 13.0%
Alphabet, Inc., Class C(A)	27	20,355
Cognizant Technology Solutions Corp., Class A(A)	126	7,579
MasterCard, Inc., Class A	152	14,829
Visa, Inc., Class A	299	23,194

		65,957

Telecommunication Services – 4.7%
Level 3 Communications, Inc.(A)	290	15,748
SBA Communications Corp.(A)	76	7,981

		23,729

Total United States – 55.0%		$278,725

TOTAL COMMON STOCKS – 93.9%		$475,745
(Cost: $430,979)

SHORT-TERM SECURITIES	Principal
Commercial Paper(C) – 5.2%
Anheuser-Busch InBev Worldwide, Inc. (GTD by AB INBEV/BBR/COB) 0.260%, 1-5-16	$1,500	1,500
Essilor International S.A. 0.160%, 1-25-16	5,000	4,999

2015	ANNUAL REPORT	79

SCHEDULE OF INVESTMENTS

Global Growth (in thousands)	DECEMBER 31, 2015

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper(C) (Continued)
Honeywell International, Inc. 0.390%, 2-24-16	$2,500	$2,498
J.M. Smucker Co. (The) 0.290%, 1-4-16	1,500	1,500
Northern Illinois Gas Co. 0.300%, 1-20-16	10,000	9,997
USAA Capital Corp. 0.300%, 1-6-16	3,000	3,000
Virginia Electric and Power Co. 0.530%, 1-5-16	3,000	3,000

		26,494

Master Note – 0.7%
Toyota Motor Credit Corp. 0.435%, 1-6-16(D)	3,603	3,603

TOTAL SHORT-TERM SECURITIES – 5.9%		$30,097
(Cost: $30,098)

TOTAL INVESTMENT SECURITIES – 99.8%		$505,842
(Cost: $461,077)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		767

NET ASSETS – 100.0%		$506,609

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015 the total value of these securities amounted to $1,592 or 0.3% of net assets.

(C)	Rate shown is the yield to maturity at December 31, 2015.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$475,745	$—	$—
Short-Term Securities	—	30,097	—
Total	$475,745	$30,097	$—

During the year ended December 31, 2015, securities totaling $110,216 were transferred from Level 2 to Level 1. These transfers were the result of fair value procedures applied to international securities due to significant market movement of the S&P 500 on December 31, 2014. Transfers out of Level 2 represent the values as of the beginning of the reporting period.

80	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Global Growth (in thousands)	DECEMBER 31, 2015

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

Market Sector Diversification

(as a % of net assets)
Health Care	23.2%
Consumer Discretionary	22.3%
Information Technology	18.2%
Industrials	11.5%
Financials	5.3%
Consumer Staples	5.2%
Telecommunication Services	4.7%
Energy	3.5%
Other+	6.1%

+ Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	81

MANAGEMENT DISCUSSION

Global Natural Resources	(UNAUDITED)

David P. Ginther

Below, David P. Ginther, CPA, portfolio manager of Ivy Funds VIP Global Natural Resources, discusses positioning, performance and results for the fiscal year ended December 31, 2015. He has managed the Portfolio for two years and has 20 years of industry experience.

Fiscal year Performance

For the 12 Months Ended December 31, 2015
Ivy Funds VIP Global Natural Resources	–22.39%
Benchmark(s)/Lipper Category
Lipper Variable Annuity Natural Resources Funds Universe Average	–25.48%
(generally reflects the performance of the universe of funds with similar investment objectives)
MSCI AC World IMI 55% Energy + 45% Materials Index	–19.71%
(generally reflects the performance of the energy and materials stocks in developed and emerging markets.)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Oil prices fall late in year

U.S. and global equities closed the fiscal year in positive territory, although commodities prices again faced a difficult year across the board. The harvests of many important food and feed crops were larger than forecast, which increased already abundant supplies. Oversupply and slowing demand in emerging markets pressured the prices of various metals to the lowest levels in a number of years. There is new iron ore capacity coming on that is better quality and lower cost, which is putting pressure on existing mines and the price. Many thought the price of aluminum would rise after Ford introduced its new F-150 pickup truck that includes aluminum in its structure. However, global supply still is very high and China increased its output by mid-double digits in 2015, keeping pressure on the prices. New supply is available in copper, but it is higher cost and lower quality from the new mines. That has kept a focus on “old” mines and there has been no shortage of supply.

Stocks in the energy sector – a key area of holdings in the Portfolio — underperformed as compared to the Portfolio’s benchmark index. The steady growth of the U.S. economy, ongoing strength of the U.S. dollar and the slowing economic growth rate in China during the year helped hold global oil prices in a range of about $35 to $60 per barrel, with volatile trading at times during the year.

The U.S. Federal Reserve (Fed), as expected, removed “patient” in reference to interest rate increases from its March 2015 statement. The Fed also indicated that it believes lower energy prices are transitory and that inflation should meet its 2% target by 2017. However, the Fed lowered its forecast for gross domestic product at the March meeting and again in June. Equity and bond markets rallied on the news and took it to mean higher short-term rates were unlikely until the second half of 2015. The Fed then increased short-term rates in December and stated its intent to do more increases in 2016 if economic data allowed.

Concerns about the pace of economic growth in China and overall in emerging markets, along with increases in global inventories and the possibility of more Iranian crude oil coming to market were factors in persistently lower prices. China devalued its currency in August, setting off another round of concerns about both global growth rates and China’s economy. China’s currency later was granted Special Drawing Rights status by the International Monetary Fund. China changed from a U.S. dollar base for its currency to a “basket” of currencies, which many investors think will help its competiveness against the dollar.

Commodities remain under pressure

The fiscal year again was difficult for natural resources. The Portfolio finished with a negative return that was greater than the negative return of its benchmark index, but less than the negative return of its Lipper peer group average.

The underperformance relative to the benchmark index primarily was because of the allocation to the energy sector throughout the year compared to the benchmark’s holdings. For example, while the benchmark index holds 55% in the energy sector at any given time, the Portfolio closed the year with a 64.87% allocation to energy, based on equity assets.

While this overweight positioning in energy benefitted the Portfolio through the first half of the year, the sector experienced broad declines during the latter half of 2015, wiping out any gains. Concerns about a global oversupply of oil stemming from weak global demand combined with the view that emerging market growth will remain difficult broadly hurt the energy sector. Emerging markets tend to drive new demand for oil globally. In addition, 43.1% of the total Portfolio was held in two particular, hard-hit industries, Oil & Gas Equipment and Services as well as Oil & Gas Exploration and Production.

The five greatest contributors to the Portfolio’s performance were Dow Chemical; Valero Energy; Cameron International; Phillips 66; and Tesoro. The five largest detractors were Freeport-McMoRan; BHP Billiton; Rio Tinto; Whiting Petroleum; and Schlumberger.

We typically hedge foreign currency exposure using forward foreign currency contracts. These derivatives positions were positive contributors to performance as the U.S. dollar strengthened.

82	ANNUAL REPORT	2015

The oil industry remains a major focus for the Portfolio, especially through companies involved in equipment & services, exploration & production and transportation industries. The increase in shale oil production from key basins in North America also remains an important focus for energy holdings, particularly production from the Permian Basin, a region we believe holds a better potential for production cost reductions than other shale regions have.

Oil remains in focus

We think steady economic growth and low inflation will continue in the U.S. this year, and believe it will remain a bright spot among developed countries. In our view, global economic growth also is likely to remain slow overall.

U.S. shale oil producers have significantly cut marginal costs. While we believe all U.S. shale offers opportunities, much of our focus is on the Permian Basin as the place production growth is most likely to continue. Companies there still are in the early stages of improving efficiency and productivity, and are reducing costs faster than in other, more mature shale areas.

We estimate the world is oversupplied by 1.5-2.0% on total consumption of 95 million barrels per day. However, we think the year-over-year increase in global supply will start to diminish, as the output from the Organization of Petroleum Exporting Countries and U.S. shale producers is slowing.

We think current supply/demand factors and “headline” risks – the response from investors to news stories and world events – will hold down oil prices in the short term. Depending on the demand environment, we think the supply/demand imbalance will be corrected in the second half of 2016.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. Investing in natural resources can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments; and the cost assumed by natural resource companies in complying with environmental and safety regulations. International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. Commodity trading, including trading in precious metals, is generally considered speculative because of the significant potential for investment loss. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Global Natural Resources.

2015	ANNUAL REPORT	83

PORTFOLIO HIGHLIGHTS

Global Natural Resources	ALL DATA IS AS OF DECEMBER 31, 2015 (UNAUDITED)

Asset Allocation
Stocks	92.7%
Energy	60.1%
Materials	24.8%
Industrials	4.3%
Financials	3.5%
Utilities	0.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	7.3%

Country Weightings
North America	82.8%
United States	77.8%
Canada	5.0%
Europe	9.9%
United Kingdom	6.3%
Other Europe	3.6%
Pacific Basin	0.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	7.3%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Schlumberger Ltd.	United States	Energy	Oil & Gas Equipment & Services
Dow Chemical Co. (The)	United States	Materials	Diversified Chemicals
Halliburton Co.	United States	Energy	Oil & Gas Equipment & Services
LyondellBasell Industries N.V., Class A	United States	Materials	Specialty Chemicals
Baker Hughes, Inc.	United States	Energy	Oil & Gas Equipment & Services
CME Group, Inc.	United States	Financials	Specialized Finance
Rio Tinto plc	United Kingdom	Materials	Diversified Metals & Mining
EOG Resources, Inc.	United States	Energy	Oil & Gas Exploration & Production
Suncor Energy, Inc.	Canada	Energy	Integrated Oil & Gas
Pioneer Natural Resources Co.	United States	Energy	Oil & Gas Exploration & Production

See your advisor for more information on the Portfolio’s most recent published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

84	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Global Natural Resources	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Blended index is represented by 55% of the MSCI AC World IMI Energy and 45% of the MSCI AC World IMI Materials Index.

Average Annual Total Return(3)
1-year period ended 12-31-15	-22.39%
5-year period ended 12-31-15	-10.25%
10-year period ended 12-31-15	-1.95%

(3)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	85

SCHEDULE OF INVESTMENTS

Global Natural Resources (in thousands) DECEMBER 31, 2015

COMMON STOCKS	Shares	Value
Canada

Energy – 3.0%
Suncor Energy, Inc.	132	$3,413

Industrials – 2.0%
Canadian Pacific Railway Ltd.	18	2,271

Total Canada – 5.0%		$5,684
China

Materials – 0.0%
China Metal Recycling (Holdings) Ltd. (A)	1,900	—

Total China – 0.0%		$—
France

Materials – 0.9%
L Air Liquide S.A.	9	974

Total France – 0.9%		$974
Netherlands

Energy – 0.9%
Core Laboratories N.V.	10	1,049

Total Netherlands – 0.9%		$1,049
Switzerland

Energy – 1.8%
Weatherford International Ltd. (A)	249	2,088

Total Switzerland – 1.8%		$2,088
United Kingdom

Materials – 6.3%
BHP Billiton plc	236	2,641
Randgold Resources Ltd. ADR	15	920
Rio Tinto plc	123	3,592

		7,153

Total United Kingdom – 6.3%		$7,153
United States

Energy – 54.4%
Anadarko Petroleum Corp.	41	2,001
Baker Hughes, Inc.	90	4,135
Cameron International Corp. (A)	35	2,212
Cimarex Energy Co.	30	2,637
Concho Resources, Inc. (A)	31	2,893
Continental Resources, Inc. (A)	85	1,960
Energy Transfer Equity L.P.	97	1,335
EOG Resources, Inc.	50	3,518
Exxon Mobil Corp.	10	764
FMC Technologies, Inc. (A)	20	573
Gulfport Energy Corp. (A)	41	1,001
Halliburton Co.	179	6,107
Helmerich & Payne, Inc.	12	661
HollyFrontier Corp.	15	578

COMMON STOCKS (Continued)	Shares	Value
Marathon Petroleum Corp.	42	$2,188
Marathon Petroleum Corp. L.P.	32	1,244
Newfield Exploration Co. (A)	57	1,848
Noble Energy, Inc.	75	2,465
Oasis Petroleum LLC (A)	155	1,145
Patterson-UTI Energy, Inc.	46	689
Phillips 66	25	2,078
Pioneer Natural Resources Co.	24	2,959
Plains GP Holdings L.P., Class A	63	597
Schlumberger Ltd.	104	7,271
Shell Midstream Partners L.P.	25	1,054
Superior Energy Services, Inc.	70	948
Tallgrass Energy GP L.P., Class A	94	1,494
Tesoro Corp.	13	1,417
Valero Energy Corp.	23	1,591
Valero Energy Partners L.P.	16	839
Whiting Petroleum Corp. (A)	80	756
Williams Co., Inc. (The)	40	1,040

		61,998

Financials – 3.5%
CME Group, Inc.	44	3,941

Industrials – 2.3%
Caterpillar, Inc.	39	2,654

Materials – 15.4%
Dow Chemical Co. (The)	129	6,644
Freeport-McMoRan Copper & Gold, Inc., Class B	174	1,179
LyondellBasell Industries N.V., Class A	54	4,710
PPG Industries, Inc.	22	2,169
Praxair, Inc.	7	691
Southern Copper Corp.	85	2,211

		17,604

Total United States – 75.6%		$86,197

TOTAL COMMON STOCKS – 90.5%		$103,145
(Cost: $135,303)

INVESTMENT FUNDS
United States – 2.2%
SPDR Gold Trust (A)	25	2,521

TOTAL INVESTMENT FUNDS – 2.2%		$2,521
(Cost: $2,903)

PREFERRED STOCKS	Shares	Value
United States

Utilities – 0.0%
Konarka Technologies, Inc., 8.000%, Convertible (A)(B)	68	$—

Total United States – 0.0%		$—

TOTAL PREFERRED STOCKS – 0.0%		$—
(Cost: $211)

SHORT-TERM SECURITIES	Principal
Commercial Paper (C) – 8.3%
Federal Home Loan Bank 0.280%, 3-3-16	$2,000	1,999
Honeywell International, Inc. 0.390%, 2-24-16	4,000	3,997
Northern Illinois Gas Co. 0.450%, 1-4-16	3,402	3,402

		9,398

Master Note – 3.0%
Toyota Motor Credit Corp. 0.435%, 1-6-16 (D)	3,419	3,419

TOTAL SHORT-TERM SECURITIES – 11.3%		$12,817
(Cost: $12,818)

TOTAL INVESTMENT SECURITIES – 104.0%		$118,483
(Cost: $151,235)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (4.0)%		(4,544)

NET ASSETS – 100.0%		$113,939

86	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Global Natural Resources (in thousands)	DECEMBER 31, 2015

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Restricted security. At December 31, 2015, the Portfolio owned the following restricted security:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Konarka Technologies, Inc., 8.000%, Convertible	8-31-07	68	$211	$—

The total value of this security represented 0.0% of net assets at December 31, 2015.

(C)	Rate shown is the yield to maturity at December 31, 2015.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

The following forward foreign currency contracts were outstanding at December 31, 2015:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
British Pound	3,701	U.S. Dollar	5,618	1-19-16	UBS AG	$161	$—
Canadian Dollar	4,408	U.S. Dollar	3,227	1-19-16	UBS AG	41	—
Euro	859	U.S. Dollar	943	1-19-16	UBS AG	9	—

						$211	$—

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$103,145	$—	$—
Investment Funds	2,521	—	—
Short-Term Securities	—	12,817	—
Total	$105,666	$12,817	$—
Forward Foreign Currency Contracts	$—	$211	$—

During the year ended December 31, 2015, securities totaling $9,914 were transferred from Level 2 to Level 1. These transfers were the result of fair value procedures applied to international securities due to significant market movement of the S&P 500 on December 31, 2014. Transfers out of Level 2 represent the values as of the beginning of the reporting period.

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

Market Sector Diversification

(as a % of net assets)
Energy	60.1%
Materials	24.8%
Industrials	4.3%
Financials	3.5%
Utilities	0.0%
Other+	7.3%

+Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	87

MANAGEMENT DISCUSSION

Growth	(UNAUDITED)

Daniel P. Decker

Philip J. Sanders

Below, Daniel P. Becker, CFA, and Philip J. Sanders, CFA, portfolio managers of Ivy Funds VIP Growth, discuss positioning, performance and results for the fiscal year ended December 31, 2015. Mr. Becker has managed the Portfolio since 2006 and Mr. Sanders has managed the Portfolio since 1998. Both men have 27 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2015
Ivy Funds VIP Growth	7.17%
Benchmark(s) and/or Lipper Category
Russell 1000 Growth Index	5.67%
(generally reflects the performance of securities that represent the large-cap growth market)
Lipper Variable Annuity Large-Cap Growth Funds Universe Average	6.14%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Key drivers

The year ended December 31, 2015 marked the 10th consecutive year of sub 3% real gross domestic product growth for the U.S. economy, highlighting the slow-growth nature of the economic expansion we have been writing about for several years now. Given the dramatic decline in oil and other commodity prices, there is a much more diverse profit outlook across sectors than we typically observe. This dynamic, combined with weak growth in international economies and the lack of inflationary pressures, has contributed to ongoing uncertainty regarding the monetary policies of the world’s central banks. The U.S. Federal Reserve did raise interest rates for the first time in more than nine years, but we expect the path toward normalization to be long and gradual. Generally speaking, structural growth companies whose revenues and profits are more immune to short-term fluctuations in the economy or global events continue to perform relatively well in this environment. Conversely, those companies whose fortunes are tied to the level of economic activity and/or the distressed energy and commodity complex continue to be challenged. This backdrop clearly favored growth over value and was a tailwind to the Portfolio’s style of investing. In fact, the Russell 1000 Growth Index, the Portfolio’s benchmark, outperformed the Russell 1000 Value Index by 9.5%, the widest performance spread since 2008. (The growth index ended the year at 5.67% while the value index declined 3.83%.)

Fund performance

The year was a challenging one on many fronts. While a strong fourth quarter rally allowed the S&P 500 Index to eke out a small positive return of 1.4% for the year that hardly tells the whole story. Over the course of the 12-month period, there were periods of significant volatility and wide disparities in the performance of various sectors as collapsing commodity prices, currency volatility and global growth concerns dominated the market narrative. Through it all, however, both the S&P 500 Index and the Russell 1000 Growth Index have now generated a positive total return for 12 of the past 13 years despite a seemingly endless headwind of economic, social and geopolitical worries. For the 12-month period, growth stocks generally outperformed value stocks and large capitalization companies generally outperformed smaller capitalization companies.

The Portfolio had a solid performance year, posting a return of 7.17%% and modestly outperforming its benchmark and peer group.

Strategies employed and sector emphasis

The Portfolio’s investment process has remained steadfast and consistent over time — focusing on companies with structurally-advantaged business models that we believe can generate superior levels of profitability and growth over the long term. Two primary areas of emphasis for the Portfolio over the past year were the consumer discretionary and technology sectors, and both sectors proved beneficial to performance.

Particular standouts within our consumer holdings were Amazon, Home Depot, Ulta Salon and O’Reilly Automotive. All of holdings are examples of market share gainers that can adapt and prosper even in the current sluggish environment. On the technology front, performance was led by Visa, Facebook, MasterCard and Alphabet (formerly Google) — companies that are benefiting from strong secular demand and/or very disruptive business models that are capturing disproportionately large shares of the profitability in their respective markets.

Notable detractors to performance over the 12-month period included several health care holdings such as HCA, Biogen and Shire Pharmaceuticals, as well as more economically sensitive positions, Canadian Pacific, Union Pacific, Applied Materials and Hilton Worldwide Holdings. Portfolio repositioning during the period focused on further reducing our industrials and energy holdings amid weakening end markets and unfavorable currency headwinds, with most of the proceeds being reinvested in the technology sector.

88	ANNUAL REPORT	2015

Outlook

As 2016 begins, global macroeconomic concerns remain an overhang and “divergence” remains a key theme — divergence in terms of economic growth rates, central bank policies, sector profitability levels and currency movements.

At the forefront is the severe price decline in oil and other global commodities, which continues to put significant pressure on many parts of the energy, materials and industrials sectors. Revenues, margins and profits across a wide cross section of these companies have been, and will continue to be, negatively impacted. This situation is not likely to be resolved any time soon and has been exacerbated by the slowdown in China and other emerging market economies. A large amount of capital was raised in recent years to fund expansion of oil and commodity infrastructure, both here and abroad. The precipitous drop in commodity prices has made much of this debt burden unbearable and raised concerns about default risks, as evidenced by widening credit spreads across the sector. While lower oil/commodity prices should ultimately help many areas of the consumer economy, as well as manufacturing companies with high raw materials costs, the benefits usually come with a lag. In the meantime, there is a full-blown profit recession in a meaningful part of the U.S. economy. We still believe, however, ongoing strength in the housing, auto and labor markets should be enough to offset this weakness and allow the economy to expand, albeit at a relatively slow and uneven pace.

Despite the challenging global macroeconomic environment, we continue to see pockets of strength in select areas of the health care, consumer and technology sectors — fertile hunting ground for growth investors. While growth stocks have enjoyed a favorable performance run recently, we do not think we will see an imminent end to this trend. Inevitably, there will be occasional rotations away from recent winners into laggards, but we see the current slow-growth environment as very supportive of growth style investing. Recently, much has been written about the “narrowness” of the equity markets. While this is somewhat true, it is also not unusual at this point in the economic cycle. It is also true that stocks of companies that can consistently grow profits tend to appreciate over time, and while this has become more challenging, we continue to see attractive opportunities. Currently, the investment backdrop remains extremely complex and prone to bouts of volatility, but this is not new to us. We remain confident that our long-standing investment process of seeking companies with structurally-advantaged business models operating in vast growing markets will continue to prove successful over time.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Growth.

2015	ANNUAL REPORT	89

PORTFOLIO HIGHLIGHTS

Growth	ALL DATA IS AS OF DECEMBER 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	97.4%
Information Technology	34.6%
Consumer Discretionary	24.6%
Health Care	20.4%
Industrials	7.8%
Financials	3.2%
Consumer Staples	2.6%
Telecommunication Services	2.3%
Materials	1.0%
Energy	0.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.6%

Top 10 Equity Holdings

Company	Sector	Industry
MasterCard, Inc., Class A	Information Technology	Data Processing & Outsourced Services
Home Depot, Inc. (The)	Consumer Discretionary	Home Improvement Retail
Visa, Inc., Class A	Information Technology	Data Processing & Outsourced Services
Amazon.com, Inc.	Consumer Discretionary	Internet Retail
Celgene Corp.	Health Care	Biotechnology
Allergan plc	Health Care	Pharmaceuticals
Facebook, Inc., Class A	Information Technology	Internet Software & Services
Apple, Inc.	Information Technology	Technology Hardware, Storage & Peripherals
Microsoft Corp.	Information Technology	Systems Software
Gilead Sciences, Inc.	Health Care	Biotechnology

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

90	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Growth	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-15	7.17%
5-year period ended 12-31-15	13.49%
10-year period ended 12-31-15	8.53%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	91

SCHEDULE OF INVESTMENTS

Growth (in thousands)	DECEMBER 31, 2015

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel Retail – 1.2%
Limited Brands, Inc.	114	$10,923

Apparel, Accessories & Luxury Goods – 0.5%
Under Armour, Inc., Class A (A)	56	4,522

Automotive Retail – 2.8%
AutoZone, Inc. (A)	16	11,648
O’Reilly Automotive, Inc. (A)	55	13,837

		25,485

Cable & Satellite – 1.9%
Comcast Corp., Class A	294	16,562

Casinos & Gaming – 0.4%
Las Vegas Sands, Inc.	84	3,691

Footwear – 1.5%
NIKE, Inc., Class B	220	13,737

Home Improvement Retail – 4.2%
Home Depot, Inc. (The)	288	38,075

Hotels, Resorts & Cruise Lines – 0.9%
Hilton Worldwide Holdings, Inc.	383	8,188

Internet Retail – 4.8%
Amazon.com, Inc. (A)	51	34,606
priceline.com, Inc. (A)	6	8,032

		42,638

Movies & Entertainment – 1.2%
Walt Disney Co. (The)	99	10,392

Restaurants – 3.2%
McDonalds Corp.	117	13,846
Starbucks Corp.	252	15,134

		28,980

Specialty Stores – 2.0%
Signet Jewelers Ltd.	16	1,967
Ulta Salon, Cosmetics & Fragrance, Inc. (A)	84	15,503

		17,470

Total Consumer Discretionary – 24.6%		220,663
Consumer Staples

Brewers – 1.1%
Anheuser-Busch InBev S.A. ADR	78	9,725

Personal Products – 0.5%
Estee Lauder Co., Inc. (The), Class A	49	4,315

COMMON STOCKS (Continued)	Shares	Value
Tobacco – 1.0%
Philip Morris International, Inc.	105	$9,248

Total Consumer Staples – 2.6%		23,288
Energy

Oil & Gas Exploration & Production – 0.9%
EOG Resources, Inc.	116	8,183

Total Energy – 0.9%		8,183
Financials

Investment Banking & Brokerage – 1.7%
Charles Schwab Corp. (The)	463	15,233

Specialized Finance – 1.5%
CME Group, Inc.	148	13,445

Total Financials – 3.2%		28,678
Health Care

Biotechnology – 11.7%
Alexion Pharmaceuticals, Inc. (A)	56	10,644
Amgen, Inc.	54	8,684
Biogen, Inc. (A)	49	14,950
Celgene Corp. (A)	285	34,096
Gilead Sciences, Inc.	255	25,824
Vertex Pharmaceuticals, Inc. (A)	84	10,557

		104,755

Health Care Facilities – 1.4%
HCA Holdings, Inc. (A)	195	13,161

Pharmaceuticals – 7.3%
Allergan plc (A)	108	33,848
Bristol-Myers Squibb Co.	250	17,191
Shire Pharmaceuticals Group plc ADR	70	14,288

		65,327

Total Health Care – 20.4%		183,243
Industrials

Aerospace & Defense – 3.5%
Boeing Co. (The)	140	20,271
Lockheed Martin Corp.	52	11,227

		31,498

Industrial Conglomerates – 0.7%
Danaher Corp.	72	6,697

Railroads – 3.6%
Canadian Pacific Railway Ltd.	119	15,223
Union Pacific Corp.	214	16,719

		31,942

Total Industrials – 7.8%		70,137

COMMON STOCKS (Continued)	Shares	Value
Information Technology

Application Software – 2.5%
Adobe Systems, Inc. (A)	238	$22,330

Data Processing & Outsourced Services – 9.5%
Alliance Data Systems Corp. (A)	33	9,182
MasterCard, Inc., Class A	395	38,428
Visa, Inc., Class A	486	37,659

		85,269

Internet Software & Services – 10.6%
Alphabet, Inc., Class C (A)	32	24,548
Facebook, Inc., Class A (A)	301	31,513
Google, Inc., Class A (A)	31	24,010
LinkedIn Corp., Class A (A)	59	13,169
Twitter, Inc. (A)	86	1,992

		95,232

IT Consulting & Other Services – 1.7%
Cognizant Technology Solutions Corp., Class A (A)	253	15,209

Semiconductor Equipment – 2.1%
Applied Materials, Inc.	260	4,847
Lam Research Corp.	172	13,628

		18,475

Semiconductors – 1.7%
NXP Semiconductors N.V. (A)	178	14,971

Systems Software – 3.1%
Microsoft Corp.	508	28,167

Technology Hardware, Storage & Peripherals – 3.4%
Apple, Inc.	288	30,324

Total Information Technology – 34.6%		309,977
Materials

Diversified Chemicals – 1.0%
PPG Industries, Inc.	89	8,835

Total Materials – 1.0%		8,835

92	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Growth (in thousands)	DECEMBER 31, 2015

COMMON STOCKS (Continued)	Shares	Value
Telecommunication Services

Wireless Telecommunication Service – 2.3%
American Tower Corp., Class A	125	$12,148
SBA Communications Corp. (A)	78	8,227

		20,375

Total Telecommunication Services – 2.3%		20,375

TOTAL COMMON STOCKS – 97.4%		$873,379
(Cost: $651,439)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper(B) – 2.2%
Corporacion Andina de Fomento,
0.250%, 1-4-16	$3,000	$3,000
Essilor International S.A.,
0.160%, 1-25-16	3,000	2,999
McCormick & Co., Inc.,
0.290%, 1-4-16	3,634	3,634
Northern Illinois Gas Co.,
0.300%, 1-20-16	10,000	9,997

		19,630

Master Note – 0.3%
Toyota Motor Credit Corp.,
0.435%, 1-6-16 (C)	2,749	2,749

SHORT-TERM SECURITIES (Continued)	Principal	Value

United States Government Agency Obligations – 0.1%
Overseas Private Investment Corp. (GTD by U.S. Government),
0.300%, 1-7-16 (C)	$1,185	$1,185

TOTAL SHORT-TERM SECURITIES – 2.6%		$23,564
(Cost: $23,564)

TOTAL INVESTMENT SECURITIES – 100.0%		$896,943
(Cost: $675,003)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(36)

NET ASSETS – 100.0%		$896,907

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at December 31, 2015.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$873,379	$—	$—
Short-Term Securities	—	23,564	—
Total	$873,379	$23,564	$—

During the year ended December 31, 2015, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	93

MANAGEMENT DISCUSSION

High Income	(UNAUDITED)

Chad A. Gunther

Below, Chad Gunther, portfolio manager of the Ivy Funds VIP High Income, discusses positioning, performance and results for the fiscal year ended December 31, 2015. Mr. Gunther has been manager of the Portfolio since 2014 and has 18 years industry experience.

Fiscal Year Performance

For the 12 months ended December 31, 2015
Ivy Funds VIP High Income	–6.50%
Benchmark(s) and/or Lipper Category
BofA Merrill Lynch US High Yield Index	–4.64%
(generally reflects the performance of securities representing the high yield sector of the bond market)
Lipper Variable Annuity High Yield Funds Universe Average	–3.29%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Market volatility

2015 was a tale of two halves. For the first half of 2015, high yield performed relatively well, with the BofA Merrill Lynch U.S. High Yield Master Index posting 2.49% through June 30, 2015. High yield spreads started the year at 575 basis points and had tightened to 550 basis points by midyear. Main investor concerns continued to be commodity price declines, a slowing Chinese economy and potential for U.S. Federal Reserve (Fed) rate hikes in the second half of 2015.

By the end of 2015, spreads had widened by 207 basis points to 757 basis points, and the yield-to-worst (YTW) on the benchmark index stood at 9.28% after hitting a low of 6.41% on June 1, 2015. Declines in the energy and metals & mining sectors led the way lower, ending the year down 23.97% and 27.94%, respectively. The first Fed rate hike in seven years came in the second half of 2015, but in our opinion, had much less to do with market volatility than other factors such as the route in commodity prices, outflows in the high-yield asset class, a risk-off mentality of investors and concerns over liquidity after the shuttering of a distressed-debt focused fund all contributing to the decline.

Investment performance

The Portfolio underperformed its benchmark and Lipper category average for the fiscal year ending December 31, 2015. Underperformance relative to the benchmark was attributable to credit selection in the retail and services sectors along with an underweight allocation to the banking sector which had a 5.74% return for the fiscal year.

While not enough to offset the negative performance from the categories mentioned above, our underweight allocation to the energy sector and our approximate 20% allocation to bank loans positively impacted Portfolio performance. A drop in oil prices during the fourth quarter weighed on the market as oil-related companies are one of the larger sectors within the high-yield space.

While the Portfolio used derivatives during the reporting period, they had minimal impact on the performance of the Portfolio.

Outlook

We expect volatility and uncertainty regarding commodity prices, global recession fears, liquidity fears and Fed rate hikes to continue in 2016. As of December 31, 2015, these market dynamics have created a rating and sector bifurcation within the asset class that can be seen when comparing the average yields on BB rated bonds at 6.49% versus average yields on CCC rated bonds at 17.68% — an approximate 11.20% differential.

At a spread of 7.57% and a YTW of 9.28% for the BofA Merrill Lynch U.S. High Yield Index as of December 31, 2015, a portion of this uncertainty and risk has been priced in but, in our view, has the potential to get worse before it gets better. Recent economic data is pointing to continued slowing in manufacturing activity; there are few signs of inflation; companies continue to struggle to exhibit top-line growth; and instability in China continues to weigh on the markets. Given this environment, we think the Fed could have a hard time making the case for any additional increases throughout 2016.

Our goal of finding businesses that offer the best risk-adjusted return characteristics will continue as it is our belief that bottom-up fundamental credit analysis should produce better relative performance in both up and down credit cycles.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Portfolio’s net asset value may fall as interest rates rise. Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds. Loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or

94	ANNUAL REPORT	2015

other intermediary. Loans may be unsecured or not fully collateralized may be subject to restrictions on resale and sometimes trade infrequently on the secondary market.

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swap agreements also may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Funds VIP High Income.

2015	ANNUAL REPORT	95

PORTFOLIO HIGHLIGHTS

High Income	ALL DATA IS AS OF DECEMBER 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	0.9%
Warrants	0.0%
Bonds	89.5%
Corporate Debt Securities	69.1%
Loans	20.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	9.6%

Quality Weightings

Investment Grade	0.4%
BBB	0.4%
Non-Investment Grade	89.1%
BB	13.4%
B	28.2%
CCC	43.0%
Below CCC	0.1%
Non-rated	4.4%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Equities	10.5%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

96	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE IN $10,000 INVESTMENT

High Income	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-15	-6.50%
5-year period ended 12-31-15	5.63%
10-year period ended 12-31-15	7.07%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	97

SCHEDULE OF INVESTMENTS

High Income (in thousands)	DECEMBER 31, 2015

COMMON STOCKS	Shares		Value
Consumer Discretionary

Casinos & Gaming – 0.0%
New Cotai Participation Corp., Class B(A)	—	*	$62

Total Consumer Discretionary – 0.0%			62
Energy

Oil & Gas Storage & Transportation – 0.0%
Crestwood Energy Partners L.P.	7		150

Total Energy – 0.0%			150
Industrials

Railroads – 0.1%
Kansas City Southern	3		209

Total Industrials – 0.1%			209
Utilities

Gas Utilities – 0.0%
Suburban Propane Partners L.P.	4		86

Total Utilities – 0.0%			86

TOTAL COMMON STOCKS – 0.1%			$507
(Cost: $756)

PREFERRED STOCKS
Materials

Steel – 0.0%
ArcelorMittal, 6.000%, Convertible	23		147

Total Materials – 0.0%			147
Telecommunication Services

Integrated Telecommunication Services – 0.8%
Frontier Communications Corp., Convertible Series A, 11.125%	61		5,554

Total Telecommunication Services – 0.8%			5,554

TOTAL PREFERRED STOCKS – 0.8%			$5,701
(Cost: $6,660)

WARRANTS
Agricultural Products – 0.0%
ASG Consolidated LLC, expires 5-15-18 (B)	1		3

TOTAL WARRANTS – 0.0%			$3
(Cost: $72)

CORPORATE DEBT SECURITIES	Principal	Value
Consumer Discretionary

Advertising – 0.9%
Acosta, Inc.,
7.750%, 10-1-22 (C)	$4,985	$4,399
Lamar Media Corp.,
5.375%, 1-15-24	959	988
Outfront Media Capital LLC and Outfront Media Capital Corp.:
5.250%, 2-15-22	544	556
5.625%, 2-15-24	500	514
5.625%, 2-15-24 (C)	73	75

		6,532

Apparel Retail – 1.8%
Bon-Ton Stores, Inc. (The),
8.000%, 6-15-21	5,224	1,724
Chinos Intermediate Holdings A, Inc.,
7.750%, 5-1-19 (C)(D)	2,869	717
Gymboree Corp. (The),
9.125%, 12-1-18	3,071	691
Hot Topic, Inc.,
9.250%, 6-15-21 (C)	5,002	4,427
HT Intermediate Holdings Corp.,
12.000%, 5-15-19 (C)(D)	1,527	1,275
Neiman Marcus Group Ltd., Inc.,
8.000%, 10-15-21 (C)	3,764	2,785
Nine West Holdings, Inc.,
8.250%, 3-15-19 (C)	6,531	1,306

		12,925

Automotive Retail – 0.7%
Group 1 Automotive, Inc.,
5.000%, 6-1-22	855	847
Sonic Automotive, Inc.,
5.000%, 5-15-23	4,477	4,253

		5,100

Broadcasting – 1.3%
Clear Channel Communications, Inc.,
10.000%, 1-15-18	2,111	802
Clear Channel Outdoor Holdings, Inc.,
6.500%, 11-15-22	4,494	4,369
Clear Channel Worldwide Holdings, Inc., Series A,
7.625%, 3-15-20	221	201
Clear Channel Worldwide Holdings, Inc., Series B,
7.625%, 3-15-20	1,780	1,645
Cumulus Media, Inc.,
7.750%, 5-1-19	4,115	1,389
iHeartCommunications, Inc. (GTD by iHeartMedia Capital I LLC),
10.625%, 3-15-23	1,485	1,032

		9,438

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Cable & Satellite – 6.8%
Altice Financing S.A.,
6.625%, 2-15-23 (C)		$708	$699
Altice S.A.:
7.250%, 5-15-22 (C)(E)	EUR	256	260
7.750%, 5-15-22 (C)		$9,915	8,948
6.250%, 2-15-25 (C)(E)	EUR	354	325
7.625%, 2-15-25 (C)		$1,969	1,698
Cablevision Systems Corp.,
5.875%, 9-15-22		4,577	3,890
Columbus International, Inc.,
7.375%, 3-30-21 (C)		517	512
DISH DBS Corp.:
6.750%, 6-1-21		1,936	1,951
5.875%, 7-15-22		910	849
5.000%, 3-15-23		418	363
Neptune Finco Corp.:
10.125%, 1-15-23 (C)		2,523	2,630
6.625%, 10-15-25 (C)		788	820
10.875%, 10-15-25 (C)		1,946	2,038
Sirius XM Radio, Inc.:
4.625%, 5-15-23 (C)		4,936	4,837
6.000%, 7-15-24 (C)		8,000	8,360
VTR Finance B.V.,
6.875%, 1-15-24 (C)		8,235	7,576
Wave Holdco LLC and Wave Holdco Corp.,
8.250%, 7-15-19 (C)(D)		808	780
WaveDivision Escrow LLC and WaveDivision Escrow Corp.,
8.125%, 9-1-20 (C)		2,825	2,701

			49,237

Casinos & Gaming – 2.6%
Gateway Casinos & Entertainment Ltd.,
8.500%, 11-26-20 (C)(E)	CAD	3,540	2,456
MCE Finance Ltd.,
5.000%, 2-15-21 (C)		$600	546
Scientific Games Corp.,
8.125%, 9-15-18		408	298
Studio City Finance Ltd.,
8.500%, 12-1-20 (C)		8,750	8,444

98	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

High Income (in thousands) DECEMBER 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Casinos & Gaming (Continued)
Wynn Macau Ltd.,
5.250%, 10-15-21(C)	$7,898	$6,950

		18,694

Distributors – 1.1%
Pinnacle Operating Corp.,
9.000%, 11-15-20 (C)	8,833	8,303

Education Services – 1.7%
Laureate Education, Inc.,
10.000%, 9-1-19 (C)(G)	19,603	12,154

Leisure Facilities – 0.2%
Palace Entertainment Holdings LLC,
8.875%, 4-15-17 (C)	1,742	1,707

Movies & Entertainment – 1.3%
AMC Entertainment, Inc.,
5.750%, 6-15-25	2,243	2,254
Cinemark USA, Inc.:
5.125%, 12-15-22	208	206
4.875%, 6-1-23	2,900	2,828
WMG Acquisition Corp.:
5.625%, 4-15-22 (C)	251	242
6.750%, 4-15-22 (C)	4,414	3,818

		9,348

Specialized Consumer Services – 2.4%
B-Corp Merger Sub, Inc.,
8.250%, 6-1-19	8,778	6,452
Carlson Travel Holdings,
7.500%, 8-15-19 (C)(D)	1,890	1,862
Emdeon, Inc.,
11.000%, 12-31-19	1,204	1,255
Lansing Trade Group,
9.250%, 2-15-19 (C)	1,571	1,473
Nielsen Finance,
5.500%, 10-1-21 (C)	2,371	2,430
Nielsen Finance LLC and Nielsen Finance Co.,
5.000%, 4-15-22 (C)	3,885	3,836

		17,308

Specialty Stores – 1.0%
Jo-Ann Stores Holdings, Inc.,
9.750%, 10-15-19 (C)(D)	11,777	6,477
Jo-Ann Stores, Inc.,
8.125%, 3-15-19 (C)	1,205	964

		7,441

Total Consumer Discretionary – 21.8%		158,187

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Staples

Food Distributors – 3.3%
Simmons Foods, Inc.,
7.875%, 10-1-21 (C)	$6,612	$5,984
U.S. Foodservice, Inc.,
8.500%, 6-30-19	17,304	17,823

		23,807

Packaged Foods & Meats – 1.7%
Bumble Bee Foods LLC,
9.625%, 3-15-18 (C)(D)	2,031	2,031
JBS USA LLC and JBS USA Finance, Inc.:
5.875%, 7-15-24 (C)	5,695	5,154
5.750%, 6-15-25 (C)	1,406	1,223
Post Holdings, Inc.:
7.375%, 2-15-22	977	1,018
7.750%, 3-15-24 (C)	1,696	1,777
8.000%, 7-15-25 (C)	1,079	1,144

		12,347

Tobacco – 0.5%
Prestige Brands, Inc.,
5.375%, 12-15-21 (C)	3,658	3,512

Total Consumer Staples – 5.5%		39,666
Energy

Coal & Consumable Fuels – 0.5%
Foresight Energy LLC and Foresight Energy Finance Corp.,
7.875%, 8-15-21 (C)	4,749	3,847

Oil & Gas Drilling – 0.2%
KCA DEUTAG UK Finance plc,
7.250%, 5-15-21 (C)	1,981	1,342

Oil & Gas Equipment & Services – 0.6%
Brand Energy & Infrastructure Services,
8.500%, 12-1-21 (C)	4,638	3,989
Key Energy Services, Inc.,
6.750%, 3-1-21	484	121

		4,110

Oil & Gas Exploration & Production – 2.2%
Bellatrix Exploration Ltd.,
8.500%, 5-15-20 (C)	2,247	1,595
California Resources Corp.:
8.000%, 12-15-22 (C)	4,289	2,257
6.000%, 11-15-24	1,600	488
Chesapeake Energy Corp.:
6.500%, 8-15-17	2,207	1,104
7.250%, 12-15-18	157	62
8.000%, 12-15-22	834	409
Clayton Williams Energy, Inc.,
7.750%, 4-1-19	4,541	3,502

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Exploration & Production (Continued)
Crownrock L.P.,
7.750%, 2-15-23 (C)	$715	$672
Endeavor Energy Resources L.P.:
7.000%, 8-15-21 (C)	2,185	1,945
8.125%, 9-15-23 (C)	758	682
Gulfport Energy Corp.,
6.625%, 5-1-23	221	185
Laredo Petroleum, Inc.,
7.375%, 5-1-22	2,112	1,943
Midstates Petroleum Co., Inc. and Midstates Petroleum Co. LLC,
10.000%, 6-1-20	1,883	866
Whiting Petroleum Corp.,
5.750%, 3-15-21	578	421

		16,131

Oil & Gas Refining & Marketing – 1.3%
Offshore Drilling Holding S.A.,
8.375%, 9-20-20 (C)(G)	4,063	2,895
Offshore Group Investment Ltd.,
7.500%, 11-1-19(F)	1,693	372
PBF Holding Co. LLC and PBF Finance Corp.,
7.000%, 11-15-23 (C)	2,455	2,394
Seven Generations Energy Ltd.:
8.250%, 5-15-20 (C)	830	747
6.750%, 5-1-23 (C)	3,505	2,944

		9,352

Total Energy – 4.8%		34,782
Financials

Consumer Finance – 1.1%
Creditcorp,
12.000%, 7-15-18 (C)	4,228	2,706
Quicken Loans, Inc.,
5.750%, 5-1-25 (C)	3,346	3,187
Speedy Cash Intermediate Holdings Corp.,
10.750%, 5-15-18 (C)	3,798	1,937
Speedy Group Holdings Corp.,
12.000%, 11-15-17 (C)	986	513

		8,343

Diversified Capital Markets – 1.1%
Patriot Merger Corp.,
9.000%, 7-15-21 (C)	8,406	7,692

Investment Banking & Brokerage – 0.1%
GFI Group, Inc.,
8.625%, 7-19-18 (G)	851	921

2015	ANNUAL REPORT	99

SCHEDULE OF INVESTMENTS

High Income (in thousands) DECEMBER 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Other Diversified Financial Services – 3.1%
AAF Holdings LLC and AAF Finance Co.,
12.000%, 7-1-19 (C)(D)	$2,489	$2,352
Balboa Merger Sub, Inc.,
11.375%, 12-1-21 (C)	9,982	8,348
Greektown Holdings LLC and Greektown Mothership Corp.,
8.875%, 3-15-19 (C)	3,033	3,063
New Cotai LLC and New Cotai Capital Corp.,
10.625%, 5-1-19 (C)(D)	11,469	8,602

		22,365

Property & Casualty Insurance – 1.9%
Hub International Ltd.,
7.875%, 10-1-21 (C)	3,563	3,207
Onex USI Acquisition Corp.,
7.750%, 1-15-21 (C)	10,688	10,260

		13,467

Real Estate Development – 0.3%
Hub Holdings LLC and Hub Holdings Finance, Inc.,
8.125%, 7-15-19 (C)(D)	2,440	2,281

Specialized Finance – 1.1%
Flexi-Van Leasing, Inc.,
7.875%, 8-15-18 (C)	1,881	1,881
TMX Finance LLC and TitleMax Finance Corp.,
8.500%, 9-15-18 (C)	7,798	5,810

		7,691

Specialized REITs – 0.6%
Aircastle Ltd.:
5.125%, 3-15-21	2,728	2,803
5.500%, 2-15-22	1,532	1,574

		4,377

Thrifts & Mortgage Finance – 0.6%
Provident Funding Associates L.P. and PFG Finance Corp.,
6.750%, 6-15-21 (C)	4,573	4,424

Total Financials – 9.9%		71,561
Health Care

Health Care Facilities – 1.5%
Capsugel S.A.,
7.000%, 5-15-19 (C)(D)	257	251
Greatbatch Ltd.,
9.125%, 11-1-23 (C)	2,788	2,760
MPH Acquisition Holdings LLC,
6.625%, 4-1-22 (C)	1,753	1,757

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care Facilities (Continued)
Tenet Healthcare Corp.:
6.750%, 2-1-20	$1,408	$1,338
8.125%, 4-1-22	4,662	4,650

		10,756

Health Care Services – 0.6%
Truven Health Analytics, Inc.,
10.625%, 6-1-20	4,548	4,571

Health Care Supplies – 0.6%
Ortho-Clinical Diagnostics,
6.625%, 5-15-22 (C)	4,646	3,183
Universal Hospital Services, Inc.,
7.625%, 8-15-20	1,253	1,176

		4,359

Pharmaceuticals – 2.7%
Concordia Healthcare Corp.,
9.500%, 10-21-22 (C)	9,770	9,623
Jaguar Holding Co. II and Pharmaceutical Product Development LLC,
6.375%, 8-1-23 (C)	2,117	2,064
JLL/Delta Dutch Newco B.V.,
7.500%, 2-1-22 (C)	1,037	1,011
JLL/Delta Dutch Pledgeco B.V.,
8.750%, 5-1-20 (C)(D)	4,505	4,347
VPII Escrow Corp.,
7.500%, 7-15-21 (C)	944	942
VRX Escrow Corp.,
5.375%, 3-15-20 (C)	1,574	1,480

		19,467

Total Health Care – 5.4%		39,153
Industrials

Aerospace & Defense – 2.5%
Silver II Borrower SCA and Silver II U.S. Holdings,
7.750%, 12-15-20 (C)	7,077	5,095
TransDigm Group, Inc.:
5.500%, 10-15-20	1,050	1,016
7.500%, 7-15-21	1,398	1,447
TransDigm, Inc.:
6.000%, 7-15-22	5,075	4,961
6.500%, 7-15-24	5,515	5,485

		18,004

Air Freight & Logistics – 0.1%
TRAC Intermodal LLC and TRAC Intermodal Corp.,
11.000%, 8-15-19	939	1,019

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Building Products – 0.7%
Ply Gem Industries, Inc.,
6.500%, 2-1-22	$5,353	$4,878

Diversified Support Services – 0.3%
Algeco Scotsman Global Finance plc:
8.500%, 10-15-18 (C)	1,500	1,256
10.750%, 10-15-19 (C)	2,513	980

		2,236

Environmental & Facilities Services – 0.4%
GFL Environmental, Inc.,
7.875%, 4-1-20 (C)	3,146	3,114

Railroads – 0.5%
Florida East Coast Holdings Corp. and Florida East Coast Industries LLC:
6.750%, 5-1-19 (C)	3,449	3,156
9.750%, 5-1-20 (C)	1,017	691

		3,847

Trading Companies & Distributors – 0.6%
HD Supply, Inc.,
11.500%, 7-15-20	3,831	4,243

Total Industrials – 5.1%		37,341
Information Technology

Application Software – 1.6%
Ensemble S Merger Sub, Inc.,
9.000%, 9-30-23 (C)	1,967	1,901
Infor (U.S.), Inc.,
5.750%, 8-15-20 (C)	770	776
Infor Software Parent LLC and Infor Software Parent, Inc.,
7.125%, 5-1-21 (C)(D)	2,461	1,778
Kronos Acquisition Holdings, Inc.,
9.000%, 8-15-23 (C)	8,316	7,110

		11,565

Data Processing & Outsourced Services – 2.1%
Alliance Data Systems Corp.:
5.250%, 12-1-17 (C)	1,110	1,121
6.375%, 4-1-20 (C)	3,362	3,396
5.375%, 8-1-22 (C)	4,224	4,023
Italics Merger Sub, Inc.,
7.125%, 7-15-23 (C)	7,550	6,833

		15,373

Electronic Manufacturing Services – 0.3%
KEMET Corp.,
10.500%, 5-1-18	2,639	2,243

100	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

High Income (in thousands) DECEMBER 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

IT Consulting & Other Services – 0.7%
NCR Escrow Corp.:
5.875%, 12-15-21	$2,509	$2,471
6.375%, 12-15-23	2,656	2,616

		5,087

Semiconductor Equipment – 0.0%
Photronics, Inc., Convertible,
3.250%, 4-1-16	170	207

Semiconductors – 0.8%
Micron Technology, Inc.:
5.875%, 2-15-22	3,267	3,177
5.500%, 2-1-25	3,064	2,666

		5,843

Total Information Technology – 5.5%		40,318
Materials

Aluminum – 1.2%
Constellium N.V.:
8.000%, 1-15-23 (C)	3,774	2,953
5.750%, 5-15-24 (C)	1,851	1,259
Wise Metals Group LLC,
8.750%, 12-15-18 (C)	2,712	2,054
Wise Metals Intermediate Holdings,
9.750%, 6-15-19 (C)(D)	4,499	2,238

		8,504

Construction Materials – 0.7%
Hillman Group, Inc. (The),
6.375%, 7-15-22 (C)	6,615	5,491

Diversified Metals & Mining – 2.0%
Artsonig Pty Ltd.,
11.500%, 4-1-19 (C)(D)	4,586	390
Crystal Merger Sub, Inc.,
7.625%, 10-15-21 (C)	489	378
FMG Resources Pty Ltd.:
8.250%, 11-1-19 (C)	9,806	7,783
9.750%, 3-1-22 (C)	371	339
6.875%, 4-1-22 (C)	5,144	3,164
Lundin Mining Corp.:
7.500%, 11-1-20 (C)	1,326	1,243
7.875%, 11-1-22 (C)	1,091	1,004

		14,301

Metal & Glass Containers – 1.8%
Ardagh Finance Holdings,
8.625%, 6-15-19 (C)(D)	4,344	4,282
Ardagh Packaging Finance plc and Ardagh Holdings USA, Inc.,
6.000%, 6-30-21 (C)	981	915

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Metal & Glass Containers (Continued)
BlueScope Steel (Finance) Ltd. and BlueScope Steel Finance (USA) LLC,
7.125%, 5-1-18(C)	$2,746	$2,636
Consolidated Container Co. LLC and Consolidated Container Capital, Inc.,
10.125%, 7-15-20 (C)	3,044	2,496
Signode Industrial Group,
6.375%, 5-1-22 (C)	3,247	2,760

		13,089

Paper Packaging – 0.3%
Beverage Packaging Holdings II Issuer, Inc. and Beverage Packaging Holdings (Luxembourg) II S.A.,
6.000%, 6-15-17 (C)	790	764
Exopack Holdings S.A.,
7.875%, 11-1-19 (C)	610	532
Reynolds Group Holdings Ltd.,
9.875%, 8-15-19	746	752

		2,048

Total Materials – 6.0%		43,433
Telecommunication Services

Alternative Carriers – 0.8%
Consolidated Communications Finance II Co.,
6.500%, 10-1-22	1,880	1,579
Level 3 Communications, Inc.,
5.750%, 12-1-22	1,317	1,347
Level 3 Escrow II, Inc.,
5.375%, 8-15-22	3,015	3,060

		5,986

Integrated Telecommunication Services – 3.2%
BCP (Singapore) VI Cayman Financing Co. Ltd.,
8.000%, 4-15-21 (C)	629	499
Frontier Communications Corp.:
8.875%, 9-15-20 (C)	2,664	2,697
6.250%, 9-15-21	1,501	1,272
10.500%, 9-15-22 (C)	1,567	1,557
7.125%, 1-15-23	367	317
6.875%, 1-15-25	1,041	858
11.000%, 9-15-25 (C)	1,763	1,745
GCI, Inc.,
6.875%, 4-15-25	2,909	2,975
Sprint Corp.:
7.250%, 9-15-21	8,486	6,322
7.875%, 9-15-23	4,405	3,308
7.125%, 6-15-24	2,049	1,491

		23,041

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Wireless Telecommunication Service – 1.1%
Sable International Finance Ltd.,
6.875%, 8-1-22 (C)	$3,234	$3,121
T-Mobile USA, Inc.:
6.464%, 4-28-19	1,350	1,390
6.731%, 4-28-22	196	204
6.500%, 1-15-26	3,251	3,282

		7,997

Total Telecommunication Services – 5.1%		37,024

TOTAL CORPORATE DEBT SECURITIES – 69.1%		$501,465
(Cost: $597,238)

LOANS(G)
Consumer Discretionary

Advertising – 0.2%
Advantage Sales & Marketing, Inc.,
7.500%, 7-25-22	1,943	1,731

Apparel Retail – 2.0%
Gymboree Corp. (The),
5.000%, 2-23-18	509	258
Hoffmaster Group, Inc.,
10.000%, 5-9-21	2,188	2,035
Nine West Holdings, Inc.,
6.250%, 1-8-20	3,065	1,499
Talbots, Inc. (The):
5.500%, 3-19-20	2,417	2,272
9.500%, 3-19-21	6,493	6,082
True Religion Apparel, Inc.,
5.875%, 7-30-19	4,234	2,343

		14,489

Auto Parts & Equipment – 0.5%
Direct ChassisLink, Inc.,
8.250%, 11-7-19	3,586	3,466

Casinos & Gaming – 0.2%
Gateway Casinos & Entertainment Ltd.:
5.130%, 11-26-19 (E)	CAD1,931	1,383
5.950%, 11-26-19 (E)	5	4

		1,387

General Merchandise Stores – 1.2%
BJ’s Wholesale Club, Inc.,
8.500%, 3-31-20	$4,277	3,799

2015	ANNUAL REPORT	101

SCHEDULE OF INVESTMENTS

High Income (in thousands)	DECEMBER 31, 2015

LOANS(G) (Continued)	Principal	Value
General Merchandise Stores (Continued)
Orchard Acquisition Co. LLC,
7.000%, 2-8-19	$6,795	$5,017

		8,816

Housewares & Specialties – 0.2%
KIK Custom Products, Inc.,
6.000%, 8-26-22	1,555	1,504

Movies & Entertainment – 0.7%
Formula One Holdings Ltd. and Delta Two S.a.r.l.,
7.750%, 7-29-22	5,686	5,228

Specialized Consumer Services – 0.1%
Wand Intermediate I L.P.,
8.250%, 9-17-22	751	713

Total Consumer Discretionary – 5.1%		37,334
Consumer Staples

Food Distributors – 0.2%
Performance Food Group, Inc.,
6.250%, 11-14-19	1,162	1,156

Food Retail – 0.4%
Focus Brands, Inc.,
10.250%, 8-21-18	2,837	2,851

Hypermarkets & Super Centers – 0.2%
GOBP Holdings, Inc.,
9.250%, 10-21-22	1,807	1,771

Packaged Foods & Meats – 0.2%
Shearer’s Foods LLC,
7.750%, 6-30-22	1,386	1,303

Total Consumer Staples – 1.0%		7,081
Energy

Coal & Consumable Fuels – 0.2%
Westmoreland Coal Co.,
7.500%, 12-16-20	1,945	1,177

Oil & Gas Drilling – 0.2%
KCA Deutag Alpha Ltd.,
6.250%, 5-16-20	2,429	1,767

Oil & Gas Exploration & Production – 1.4%
Callon Petroleum Co.,
8.500%, 10-8-21	10,355	9,837
Sabine Oil & Gas LLC,
11.750%, 12-31-18 (F)	468	8

		9,845

LOANS(G) (Continued)	Principal	Value
Oil & Gas Refining & Marketing – 0.1%
Fieldwood Energy LLC,
8.375%, 9-30-20	$2,751	$413

Oil & Gas Storage & Transportation – 0.2%
Bowie Resources Holdings LLC:
6.750%, 8-12-20	941	913
11.750%, 2-16-21	857	814

		1,727

Total Energy – 2.1%		14,929
Financials

Consumer Finance – 0.2%
TransFirst, Inc.,
9.000%, 11-12-22	1,315	1,284

Other Diversified Financial Services – 0.4%
WP Mustang Holdings LLC,
8.500%, 5-29-22	3,313	3,302

Total Financials – 0.6%		4,586
Health Care

Health Care Facilities – 0.2%
Surgery Center Holdings, Inc.,
8.500%, 11-3-21	1,465	1,377

Health Care Supplies – 0.5%
Sage Products Holdings III LLC,
9.250%, 6-13-20	3,580	3,574

Health Care Technology – 0.6%
Carestream Health, Inc.,
9.500%, 12-7-19	3,330	2,931
Vitera Healthcare Solutions LLC,
6.000%, 11-4-20	1,250	1,168

		4,099

Life Sciences Tools & Services – 0.3%
Atrium Innovations, Inc.,
7.750%, 8-10-21	2,893	2,459

Total Health Care – 1.6%		11,509
Industrials

Building Products – 0.9%
C.H.I. Overhead Doors, Inc.,
8.750%, 7-31-23	1,935	1,790
GYP Holdings III Corp.,
7.750%, 4-1-22	3,358	3,072

LOANS(G) (Continued)	Principal	Value
Building Products (Continued)
Hampton Rubber Co. & SEI Holding Corp.,
9.000%, 3-27-22	$2,678	$1,982

		6,844

Construction & Engineering – 0.2%
Tensar International Corp.:
5.750%, 7-10-21	817	693
9.500%, 7-10-22	1,122	834

		1,527

Industrial Conglomerates – 0.3%
Crosby Worldwide Ltd.,
7.000%, 11-22-21	2,438	1,829

Industrial Machinery – 0.7%
Dynacast International LLC,
9.500%, 1-30-23	5,443	5,225

Research & Consulting Services – 0.3%
Larchmont Resources LLC,
9.750%, 8-7-19	2,788	1,910

Total Industrials – 2.4%		17,335
Information Technology

Application Software – 4.2%
Applied Systems, Inc.,
7.500%, 1-23-22	2,311	2,114
Aptean Holdings, Inc.:
5.250%, 2-27-20	1,308	1,275
8.500%, 2-27-21	1,022	979
Misys plc and Magic Newco LLC,
12.000%, 6-12-19	21,504	22,929
TIBCO Software, Inc.,
6.500%, 12-4-20	3,295	2,986

		30,283

Data Processing & Outsourced Services – 0.3%
Sedgwick Claims Management Services, Inc.,
6.750%, 2-28-22	2,163	1,947

Internet Software & Services – 0.7%
TravelCLICK, Inc. & TCH-2 Holdings LLC:
5.500%, 5-12-21	2,207	2,119
8.750%, 11-12-21	2,827	2,601
W3 Co.,
9.250%, 9-1-20	714	390

		5,110

102	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

High Income (in thousands)	DECEMBER 31, 2015

LOANS(G) (Continued)	Principal	Value
IT Consulting & Other Services – 1.0%
Active Network, Inc. (The):
5.500%, 11-15-20	$2,008	$1,936
9.500%, 11-15-21	2,881	2,679
Triple Point Group Holdings, Inc.:
5.250%, 7-13-20	2,497	1,798
9.250%, 7-13-21	1,587	952

		7,365

Total Information Technology – 6.2%		44,705
Materials

Diversified Metals & Mining – 0.1%
EP Minerals LLC,
8.500%, 8-20-21	996	979

Metal & Glass Containers – 0.1%
Consolidated Container Co. LLC,
7.750%, 1-3-20	830	705

Paper Packaging – 0.5%
FPC Holdings, Inc.,
9.250%, 5-27-20	1,740	1,392
Ranpak (Rack Merger),
8.250%, 10-1-22	1,982	1,958

		3,350

LOANS(G) (Continued)	Principal	Value
Specialty Chemicals – 0.7%
Chemstralia Ltd.,
7.250%, 2-26-22	$4,439	$4,306
Chromaflo Technologies Corp.,
8.250%, 6-2-20	1,145	985

		5,291

Total Materials – 1.4%		10,325

TOTAL LOANS – 20.4%		$147,804
(Cost: $167,171)

SHORT-TERM SECURITIES
Commercial Paper (H) – 7.2%
Baxter International, Inc.,
0.600%, 1-6-16	13,000	12,999
BorgWarner, Inc.,
0.610%, 1-11-16	5,000	4,999
Campbell Soup Co.,
0.360%, 1-19-16	5,000	4,999
Clorox Co. (The),
0.460%, 1-19-16	2,893	2,892
DTE Gas Co.,
0.280%, 1-8-16	3,000	3,000

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (H) (Continued)
Exxon Mobil Corp.,
0.300%, 1-11-16	$4,500	$4,499
Federal Home Loan Bank,
0.116%, 1-6-16	3,000	3,000
McCormick & Co., Inc.,
0.290%, 1-4-16	9,291	9,291
Wisconsin Gas LLC,
0.140%, 1-4-16	6,500	6,500

		52,179

Master Note – 0.4%
Toyota Motor Credit Corp.,
0.435%, 1-6-16 (I)	2,782	2,782

Municipal Obligations – 0.0%
MI Strategic Fund, Var Rate Demand Ltd. Oblig Rev Bonds (Air Prod and Chemicals, Inc. Proj), Ser 2007 (GTD by Air Products and Chemicals, Inc.),
0.010%, 1-1-16 (I)	293	293

TOTAL SHORT-TERM SECURITIES – 7.6%		$55,254
(Cost: $55,253)

TOTAL INVESTMENT SECURITIES – 98.0%		$710,734
(Cost: $827,150)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 2.0%		14,765

NET ASSETS – 100.0%		$725,499

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(C)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015 the total value of these securities amounted to $352,175 or 48.5% of net assets.

(D)	Payment-in-kind bonds.

(E)	Principal amounts are denominated in the indicated foreign currency, where applicable (CAD—Canadian Dollar and EUR—Euro).

(F)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(G)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015.

(H)	Rate shown is the yield to maturity at December 31, 2015.

(I)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

2015	ANNUAL REPORT	103

SCHEDULE OF INVESTMENTS

High Income (in thousands)	DECEMBER 31, 2015

The following forward foreign currency contracts were outstanding at December 31, 2015:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Canadian Dollar	5,329	U.S. Dollar	3,901	1-19-16	Morgan Stanley International	$50	$—
Euro	534	U.S. Dollar	586	1-19-16	Morgan Stanley International	5	—

						$55	$—

The following total return swap agreements were outstanding at December 31, 2015:

Counterparty	Underlying Security	Termination Date	Notional Amount(1)	Financing Fee(2)(3)	Unrealized Depreciation
JPMorgan Chase Bank N.A.	iBoxx $ Liquid High Yield Index	03/20/2016	$2,228	3M LIBOR – 0.5695	$(27)

(1)	Notional amount changes by the percentage change of the price of the index applied to the notional amount.

(2)	The Portfolio receives the financing fee multiplied by the notional amount each quarter.

(3)	At the termination date, a net cash flow is exchanged where the market-linked total return is equivalent to the return of the underlying security less a financing rate, if any. As the receiver, a Portfolio would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$—	$—	$62
Energy	150	—	—
Industrials	209	—	—
Utilities	86	—	—
Total Common Stocks	$445	$—	$62
Preferred Stocks	5,554	147	—
Warrants	—	3	—
Corporate Debt Securities	—	501,465	—
Loans	—	107,325	40,479
Short-Term Securities	—	55,254	—
Total	$5,999	$664,194	$40,541
Forward Foreign Currency Contracts	$—	$55	$—
Liabilities
Total Return Swaps	$—	$27	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Warrants	Corporate Debt Securities	Loans
Beginning Balance 1-1-15	$56	$39	$12,913	$53,090
Net realized gain (loss)	—	—	—	(528)
Net change in unrealized appreciation (depreciation)	6	—	—	(2,607)
Purchases	—	—	—	23,259
Sales	—	—	—	(12,792)
Amortization/Accretion of premium/discount	—	—	—	237
Transfers into Level 3 during the period	—	—	—	9,583
Transfers out of Level 3 during the period	—	(39)	(12,913)	(29,763)
Ending Balance 12-31-15	$62	$—	$—	$40,479
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 12-31-15	$6	—	$—	$(2,772)

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. As shown above, transfers in and out of Level 3 represent the values as of the beginning of the reporting period. During the year ended December 31, 2015, there were no transfers between Levels 1 and 2.

104	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

High Income (in thousands)	DECEMBER 31, 2015

Information about Level 3 fair value measurements:

	Fair Value at 12-31-15	Valuation Technique(s)	Unobservable Input(s)
Assets

Common Stocks	$62	Broker	Broker quotes

Loans	40,479	Third-party valuation service	Broker quotes

The following acronyms are used throughout this schedule:

GTD = Guaranteed

REITS = Real Estate Investment Trusts

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	105

MANAGEMENT DISCUSSION

International Core Equity	(UNAUDITED)

John C. Maxwell

Below, John C. Maxwell, CFA, portfolio manager of Ivy Funds VIP International Core Equity, discusses positioning, performance and results for the fiscal year ended December 31, 2015. Mr. Maxwell has managed the Portfolio since May 2009 and has 23 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2015
Ivy Funds VIP International Core Equity	–0.94%
Benchmark(s) and/or Lipper Category
MSCI EAFE Index	–0.81%
(generally reflects the performance of securities in Europe, Australasia and the Far East)
Lipper Variable Annuity International Large-Cap Core Funds Universe Average	–3.03%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

International markets posted negative gains

Equity markets were volatile in the fiscal year ended December 31, 2015. The Portfolio and benchmark index were down approximately 1% while the Lipper Large-Cap Core Funds Universe Average was down 3.03%. Our biggest detractor to performance was our top-down view that economic growth was going to be better than expected. In the end, developed-market and emerging-market economic growth generally disappointed. The foundation for our belief of better growth was threefold: more competitive currencies (devaluations) in the major markets; extremely low rates/increased lending in key markets; and the dramatically lower cost of oil/energy. In the end, these three horsemen failed to deliver the growth we had expected. In November, we gave up on our bullish growth outlook and turned to a viewpoint of longer-term, low global growth.

Around the world

China continues to be at the forefront of investor concerns as uncertainty abounds in several areas. Key concerns include the economy’s overall global competitiveness; the ability to rotate to a service and consumption based economy; and the sustainability of a controlled exchange rate. China’s currency was granted SDR (Special Drawing Rights) status by the IMF. The country also announced that it will be adjusting its currency from a dollar peg to a ‘basket” peg which should help its competiveness as the dollar strengthens with rising rates. After many false starts, the U.S. Federal Reserve raised rates for the first time this cycle despite lackluster economic data. Monetary policy in Europe and Japan remains aggressive. Policy heads suggest they are prepared to do more, though the market was disappointed with Draghi’s tempered announcement during the December European Central Bank (ECB) meeting. Expectations were high for a more aggressive response to the current conditions.

From a market standpoint, the continued decline in commodity prices stemming from a strong U.S. dollar and poor global growth as well as the associated sell-off of high yield securities are concerning and have our attention.

Actions in the Portfolio during the year

We positioned the Portfolio to benefit from better-than-consensus economic growth to start the year. As such, from a sector allocation standpoint, we were happy to have a relative 5% overweight to cyclicals and were seeking to find companies with both operating, and to a lesser extent, financial leverage. This strategy benefitted the Portfolio during the first half of the year. In June, the market started to trade off as the Chinese A share market went into free fall despite aggressive policy moves by its government. Additionally, Greece was having trouble forming a government and was in the process of negotiating its obligations to the European Union — increasing fears of a Greek exit from the Eurozone or “Grexit.” As a result, we increased the liquidity of individual holdings in the Portfolio — selling smaller companies in favor of larger ones. In the wake of the August Chinese yuan devaluation, the market traded off on this confirming news that the Chinese economy was struggling. We continued to hold out for better economic growth, but began to sell positions in companies with the most financial leverage as spreads were widening. By fiscal year end, the Portfolio had a significantly lower financial leverage profile than the benchmark index.

In November, we gave up on the better-than-expected economic growth and returned to the new normal outlook — slow growth ahead. We re-focused on good business models we believed would perform well independent of the economy. That said, we continued to hold some of the names that should benefit from cheaper oil as, in our view, it seems the effects of lower oil prices often takes more than a year to filter into the economy. Despite attractive valuations through the year, we reduced our weighting directly to emerging markets as we found a number of attractively priced emerging-market proxies in developed markets. We have maintained our hedge on the Chinese yuan at about 10% of assets throughout the year and have maintained cash below 5%.

From a geographic standpoint, country allocations were mixed with holdings in Australia and Europe outperforming the index. On the other hand, emerging markets and Japan detracted from performance. In the end, the strong performing regions were places where we generally owned more

106	ANNUAL REPORT	2015

defensive stocks, while the underperformers were regions that had economically sensitive stocks. In Japan, for example, we had a heavy concentration of cyclical names and virtually no defensives.

From a sector standpoint, our underweight allocation to the relatively poor-performing financial sector and strong stock selection in health care were the top contributors to Portfolio performance. Top individual contributors to performance included Fresenius SE and Svenska Cellulosa. Poor stock selection in materials and telecommunication services were the top detractors to relative performance.

What we seek

As we move forward, we are looking for good companies that are underpriced relative to their prospects in both the growth and value parts of the market. We expect to keep the Portfolio balanced between defensives and cyclicals. Through the past fiscal year, our key themes did not change. We continue to seek exposure to:

•	Disproportionate growth of emerging-market consumers, particularly in the Asia-Pacific region

•	Strong growth in infrastructure — with a focus on the internet

•	Strong and believable dividend yields

•	Stocks that we think will benefit from increased mergers and acquisition activity.

In addition to the new normal outlook, we are adopting a view that margins (in aggregate) have peaked. The foundation for this is slow global growth; China moving from a low cost outsourcer to a direct competitor; internet disintermediation of established business models; and government moving up the stakeholder stack as they become more desperate for growth. We are seeking to create a portfolio of companies we believe are positioned to do “better” in this environment.

Outlook

Last year, the combination of lower energy costs, more available and cheaper money, and generally weaker currencies outside the U.S. failed to deliver the better economic growth we were expecting. Therefore, we are returning to our stance that economic growth could remain muted for the longer term, which is in line with the general consensus. Global monetary policy remains at the extremes of easy and we do not see that changing materially any time soon. We think relative valuation remains supportive for international equities, while absolute valuations are less attractive. Equities, outside emerging markets, are trading at valuation levels above their historic averages (over the last 25 years), while bonds are trading at a dramatic historic premium to long-term averages. Emerging-market equities are trading at valuation levels well below historic averages.

Long term, we believe emerging-market countries will try to improve their populations’ standards of living. To accomplish this feat, the countries will require solid real economic growth, which currently is not being achieved. There are increasing signs of stress in these developing countries, though in many cases their growth remains ahead of their developed-market counterparts. In the end, we believe maintaining some exposure to developing markets makes sense.

We continue to seek opportunities that are in line with the Portfolio’s current investment themes: disproportionate growth of emerging-market consumers; believable and sustainable dividend yield; companies benefiting from increased mergers and acquisitions; and infrastructure development — particularly the internet.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Funds VIP International Core Equity.

2015	ANNUAL REPORT	107

PORTFOLIO HIGHLIGHTS

International Core Equity	ALL DATA IS AS OF DECEMBER 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	98.4%
Financials	21.6%
Health Care	16.0%
Consumer Discretionary	14.3%
Industrials	13.3%
Information Technology	8.5%
Materials	8.4%
Consumer Staples	8.2%
Energy	3.4%
Telecommunication Services	3.1%
Utilities	1.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.6%

Country Weightings

Europe	57.1%
United Kingdom	21.3%
France	6.6%
Germany	5.7%
Ireland	5.5%
Switzerland	5.3%
Sweden	4.8%
Other Europe	7.9%
Pacific Basin	33.4%
Japan	18.1%
China	5.8%
Australia	5.5%
Other Pacific Basin	4.0%
North America	3.8%
Other	3.2%
South America	0.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.6%

Top 10 Equity Holdings

Company	Country	Sector	Industry
SoftBank Group Corp.	Japan	Telecommunication Services	Wireless Telecommunication Service
Teva Pharmaceutical Industries Ltd. ADR	Israel	Health Care	Pharmaceuticals
Honda Motor Co. Ltd.	Japan	Consumer Discretionary	Automobile Manufacturers
BAE Systems plc	United Kingdom	Industrials	Aerospace & Defense
Fresenius SE & Co. KGaA	Germany	Health Care	Health Care Services
Svenska Cellulosa Aktiebolaget SCA (publ), Class B	Sweden	Materials	Paper Products
Mitsubishi Heavy Industries Ltd.	Japan	Industrials	Industrial Machinery
WPP Group plc	United Kingdom	Consumer Discretionary	Advertising
Pernod Ricard	France	Consumer Staples	Distillers & Vintners
AIA Group Ltd.	Hong Kong	Financials	Life & Health Insurance

See your advisor for more information on the Portfolio’s most recent published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

108	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

International Core Equity	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-15	–0.94%
5-year period ended 12-31-15	4.14%
10-year period ended 12-31-15	4.64%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	109

SCHEDULE OF INVESTMENTS

International Core Equity (in thousands)	DECEMBER 31, 2015

COMMON STOCKS	Shares	Value
Australia

Financials – 2.9%
Commonwealth Bank of Australia	139	$8,693
Westpac Banking Corp.	458	11,207

		19,900

Health Care – 1.2%
Cochlear Ltd.	112	7,789

Materials – 1.4%
Amcor Ltd.	971	9,513

Total Australia – 5.5%		$37,202
Brazil

Consumer Staples – 0.9%
Hypermarcas S.A. (A)	1,166	6,396

Total Brazil – 0.9%		$6,396
Canada

Industrials – 1.1%
Canadian Pacific Railway Ltd.	57	7,286

Total Canada – 1.1%		$7,286
China

Consumer Discretionary – 1.6%
JD.com, Inc. ADR (A)	326	10,505

Consumer Staples – 1.4%
Kweichow Moutai Co. Ltd., Class A	278	9,344

Financials – 1.3%
PICC Property and Casualty Co. Ltd., H Shares	4,493	8,939

Information Technology – 1.5%
Alibaba Group Holding Ltd. ADR (A)	47	3,852
Baidu.com, Inc. ADR (A)	34	6,501

		10,353

Total China – 5.8%		$39,141
Denmark

Financials – 1.2%
Danske Bank A.S.	295	7,964

Total Denmark – 1.2%		$7,964
Finland

Information Technology – 2.2%
Nokia Corp., Series A ADR	804	5,644
Nokia OYJ	1,299	9,312

		14,956

Total Finland – 2.2%		$14,956

COMMON STOCKS (Continued)	Shares	Value
France

Consumer Staples – 1.8%
Pernod Ricard	108	$12,336

Industrials – 2.7%
Bouygues S.A.	274	10,881
European Aeronautic Defence and Space Co.	109	7,364

		18,245

Materials – 0.5%
ArcelorMittal	728	3,082

Utilities – 1.6%
ENGIE	616	10,932

Total France – 6.6%		$44,595
Germany

Health Care – 4.6%
Bayer AG	61	7,644
Fresenius Medical Care AG & Co. KGaA	105	8,844
Fresenius SE & Co. KGaA	201	14,415

		30,903

Industrials – 1.1%
Deutsche Post AG	277	7,819

Total Germany – 5.7%		$38,722
Hong Kong

Financials – 2.9%
AIA Group Ltd.	1,947	11,709
Cheung Kong (Holdings) Ltd.	587	7,919

		19,628

Total Hong Kong – 2.9%		$19,628
Ireland

Financials – 1.2%
Bank of Ireland(A)	22,410	8,280

Health Care – 1.4%
Shire Pharmaceuticals Group plc ADR	46	9,471

Materials – 2.9%
CRH plc	381	11,068
James Hardie Industries plc, Class C	648	8,246

		19,314

Total Ireland – 5.5%		$37,065

COMMON STOCKS (Continued)	Shares	Value
Israel

Health Care – 2.6%
Teva Pharmaceutical Industries Ltd. ADR	271	$17,771

Total Israel – 2.6%		$17,771
Italy

Financials – 1.3%
Banca Intesa S.p.A.	2,694	9,042

Total Italy – 1.3%		$9,042
Japan

Consumer Discretionary – 5.1%
Bridgestone Corp.	307	10,644
Honda Motor Co. Ltd.	526	17,104
Isuzu Motors Ltd.	245	2,682
Nissin Kogyo Co. Ltd.	276	4,040

		34,470

Energy – 1.1%
Inpex Corp.	779	7,679

Financials – 3.9%
Dai-ichi Mutual Life Insurance Co. (The)	645	10,920
Sumitomo Mitsui Financial Group, Inc.	190	7,285
Tokio Marine Holdings, Inc.	203	7,939

		26,144

Industrials – 4.6%
Komatsu Ltd.	581	9,622
Mitsubishi Electric Corp.	695	7,416
Mitsubishi Heavy Industries Ltd.	3,145	13,954

		30,992

Information Technology – 0.3%
Seiko Epson Corp.	147	2,279

Telecommunication Services – 3.1%
SoftBank Group Corp.	406	20,737

Total Japan – 18.1%		$122,301
Netherlands

Financials – 1.1%
ING Groep N.V., Certicaaten Van Aandelen	526	7,123

Total Netherlands – 1.1%		$7,123

110	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

International Core Equity (in thousands) DECEMBER 31, 2015

COMMON STOCKS (Continued)	Shares	Value
South Africa

Consumer Discretionary – 0.6%
Naspers Ltd., Class N	28	$3,770

Total South Africa – 0.6%		$3,770
South Korea

Information Technology – 1.1%
Samsung Electronics Co. Ltd.	7	7,490

Total South Korea – 1.1%		$7,490
Spain

Financials – 1.1%
CaixaBank S.A.	2,150	7,509

Health Care – 1.0%
Grifols S.A.	111	5,145
Grifols S.A. ADR	55	1,770

		6,915

Total Spain – 2.1%		$14,424
Sweden

Consumer Discretionary – 1.0%
Aktiebolaget Electrolux, Class B	282	6,850

Information Technology – 1.7%
Telefonaktiebolaget LM Ericsson ADR	133	1,276
Telefonaktiebolaget LM Ericsson, B Shares	1,047	10,210

		11,486

Materials – 2.1%
Svenska Cellulosa Aktiebolaget SCA (publ), Class B	480	14,028

Total Sweden – 4.8%		$32,364
Switzerland

Consumer Discretionary – 1.2%
Swatch Group Ltd. (The), Bearer Shares	22	7,762

COMMON STOCKS (Continued)	Shares	Value
Health Care – 2.4%
Novartis AG, Registered Shares	90	$7,808
Roche Holdings AG, Genusscheine	30	8,389

		16,197

Industrials – 1.5%
Adecco S.A.	147	10,125

Materials – 0.2%
LafargeHolcim Ltd.	27	1,352

Total Switzerland – 5.3%		$35,436
United Kingdom

Consumer Discretionary – 3.8%
Carnival plc	73	4,143
Marks and Spencer Group plc	1,145	7,634
WPP Group plc	603	13,897

		25,674

Consumer Staples – 4.1%
Diageo plc	233	6,372
Diageo plc ADR	33	3,643
Imperial Tobacco Group plc	179	9,485
Unilever plc	195	8,393

		27,893

Energy – 2.3%
BG Group plc	509	7,387
BP plc	1,503	7,842

		15,229

Financials – 4.7%
Aviva plc	1,474	11,213
HSBC Holdings plc	1,260	10,035
Legal & General Group plc	2,743	10,828

		32,076

Health Care – 2.8%
Shire plc	103	7,120
Smith & Nephew plc	648	11,531

		18,651

Industrials – 2.3%
BAE Systems plc	2,112	15,551

COMMON STOCKS (Continued)	Shares	Value
Materials – 1.3%
Rio Tinto plc	219	$6,403
Rio Tinto plc ADR	71	2,073

		8,476

Total United Kingdom – 21.3%		$143,550
United States

Consumer Discretionary – 1.0%
Carnival Corp.	118	6,412

Information Technology – 1.7%
Cognizant Technology Solutions Corp., Class A (A)	191	11,465

Total United States – 2.7%		$17,877

TOTAL COMMON STOCKS – 98.4%		$664,103
(Cost: $686,633)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) – 0.8%
IBM Credit Corp.
0.370%, 3-21-16	$5,000	4,996

Master Note – 0.5%
Toyota Motor Credit Corp.
0.435%, 1-6-16 (C)	3,496	3,496

TOTAL SHORT-TERM SECURITIES – 1.3%		$8,492
(Cost: $8,492)

TOTAL INVESTMENT SECURITIES – 99.7%		$672,595
(Cost: $695,125)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%		2,043

NET ASSETS – 100.0%		$674,638

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at December 31, 2015.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

2015	ANNUAL REPORT	111

SCHEDULE OF INVESTMENTS

International Core Equity (in thousands) DECEMBER 31, 2015

The following forward foreign currency contracts were outstanding at December 31, 2015:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Chinese Yuan Renminbi	452,224	U.S. Dollar	69,209	3-8-16	Deutsche Bank AG	$1,022	$—

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$664,103	$—	$—
Short-Term Securities	—	8,492	—
Total	$664,103	$8,492	$—
Forward Foreign Currency Contracts	$—	$1,022	$—

During the year ended December 31, 2015, securities totaling $262,686 were transferred from Level 2 to Level 1. These transfers were the result of fair value procedures applied to international securities due to significant market movement of the S&P 500 on December 31, 2014. Transfers out of Level 2 represent the values as of the beginning of the reporting period.

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

Market Sector Diversification

(as a % of net assets)
Financials	21.6%
Health Care	16.0%
Consumer Discretionary	14.3%
Industrials	13.3%
Information Technology	8.5%
Materials	8.4%
Consumer Staples	8.2%
Energy	3.4%
Telecommunication Services	3.1%
Utilities	1.6%
Other+	1.6%

+Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

112	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Limited-Term Bond	(UNAUDITED)

Susan Regan

Below, Susan K. Regan, portfolio manager of Ivy Funds VIP Limited-Term Bond, discusses positioning, performance and results for the fiscal year ended December 31, 2015. Ms. Regan was named portfolio manager in August 2014 and has 28 years industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2015
Ivy Funds VIP Limited-Term Bond	0.87%
Benchmark(s) and/or Lipper Category
Barclays 1-5 Year U.S. Government/Credit Index	0.97%
(generally reflects the performance of securities representing the bond market)
Lipper Variable Annuity Short-Intermediate Investment Grade Debt Funds Universe Average	0.08%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

For the period ended December 31, 2015, the Portfolio outperformed its Lipper peer group by 79 basis points putting it in the top quintile of the category. The Portfolio’s return was slightly less than that of the benchmark.

Key drivers

The past 12 months were filled with anticipation as the market awaited the first Federal Reserve (Fed) interest rate hike following seven years of the federal funds rate near zero. The timing of the rate hike kept getting pushed out from April to June to September. Market participants were on board with a September move, only to watch the Fed push it out once again primarily due to volatility in Chinese equity markets, which crossed into the U.S. equity markets. The Fed did not disappoint in December and delivered a 25 basis point increase in the federal funds rate. The market was well-prepared for the rate increase and digested it quite well.

With all the uncertainty in the market over interest rates and the timing in 2015, we kept the Portfolio’s duration fairly neutral to the benchmark. We decreased credit exposure and increased U.S. Treasury exposure, thus improving overall quality in the portfolio. We began a slight barbell strategy in late 2014 and continued it through 2015. We were overweight the 0-3 year maturities, underweight the 3-5 year maturities and had a small allocation in the 5-10 year area. This strategy proved to serve us well for 2015 as U.S. Treasury yields rose the least in the 5-10 year maturities over the course of 2015.

Commodities had a very difficult year, as the slowing growth in China tapered demand for metals. Metals prices have been declining and mining companies worldwide are struggling to make profits. Crude oil prices fell 38% this past year and have yet to bottom out. Technological advances in extracting oil and natural gas, advances in usage efficiency, as well as reduced demand from China, have all contributed to increased inventories and falling prices. Many companies involved in these businesses are having trouble with crude and natural gas prices being so low. We reduced the Portfolio’s energy exposure during the year, both with sales and maturities, and feel comfortable with our current allocation to the sector.

While the Fed felt the U.S. economy was on good footing and ready for higher interest rates, there are a number of concerns, both domestically and internationally, that could cause trouble for the U.S. economy in 2016. Fourth quarter gross domestic product data (GDP) is expected to be just 1%, a definite slowing from the 2% growth in the third quarter and the 3.9% growth in the second quarter of 2015. Oil prices have been declining the past few months and have not yet stabilized. China’s growth has been slowing dramatically, and much of the Eurozone is in or very near recession. There is a clear divergence in the policies of the Fed and other central banks around the world. The U.S. Fed has now embarked on a monetary tightening policy, while nearly every other central bank in the world is easing policy and trying to spur demand through mechanisms such as quantitative easing, lower or negative interest rates, currency devaluation, or a combination of these.

The lack of coordinated central bank policies may slow the Fed’s plans to tighten the money supply. Consensus among Fed watchers is that the Fed expects to raise rates four times in 2016, while the bond market is anticipating two hikes. Some analysts are thinking three rate hikes in 2016 could be seen, which could raise the fed funds rate target to 1.25%, still very low historically.

Annual corporate issuance has reached record highs recently, as investors demand yield and issuers continue to supply bonds in this low interest rate environment. Bonds have helped to fund mergers, acquisitions, dividend increases and stock repurchases. Most of these activities are not bond investor “friendly,” however; they have generally lead to increased leverage on corporate balance sheets and deteriorating credit ratings. These activities reinforce our view that we are much nearer the end of the credit cycle than the beginning. The appeal of corporate bonds now seems to be fading, with spreads to U.S. Treasuries widening and liquidity concerns increasingly on the minds of investors.

We increased our residential and commercial mortgage-backed securities exposure in 2015 buying short duration government agency collateralized mortgage obligations. We expect to further reduce our credit exposure in 2016 and continue adding mortgage-backed securities, U.S. Treasuries and government agency bonds.

2015	ANNUAL REPORT	113

Outlook

We expect the volatility seen in 2015 to continue as investors evaluate domestic data and international news in terms of its likely impact on future moves by the Fed. Geopolitical tensions and crises enhance the appeal of U.S. bonds, especially U.S. Treasuries, as these can be safe haven investments and will continue to benefit from the flight to quality that occurs when tensions rise and panics develop. We don’t see the geopolitical tensions easing anytime soon.

We are fully aware that preservation of capital is of the highest importance in a Portfolio of this type and will continue our prudent management of the risks involved, while trying to earn a fair and reasonable return.

Past performance is no guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio’s prospectus.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

Fixed income securities are subject to interest rate risk and, as such, the net asset value of the Portfolio may fall as interest rates rise. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Limited Term Bond.

114	ANNUAL REPORT	2015

PORTFOLIO HIGHLIGHTS

Limited-Term Bond	ALL DATA IS AS OF DECEMBER 31, 2015 (UNAUDITED)

Asset Allocation

Bonds	96.2%
Corporate Debt Securities	64.6%
United States Government and Government Agency Obligations	30.2%
Other Government Securities	0.8%
Municipal Bonds — Taxable	0.4%
Mortgage-Backed Securities	0.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.8%

Quality Weightings

Investment Grade	90.8%
AAA	1.8%
AA	36.8%
A	22.7%
BBB	29.5%
Non-Investment Grade	5.4%
BB	3.5%
Non-rated	1.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.8%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2015	ANNUAL REPORT	115

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Limited-Term Bond	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-15	0.87%
5-year period ended 12-31-15	1.56%
10-year period ended 12-31-15	—
Since inception of Portfolio(3) through 12-31-15	1.29%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
(3)	8-23-10 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

116	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Limited-Term Bond (in thousands)	DECEMBER 31, 2015

CORPORATE DEBT SECURITIES	Principal	Value
Consumer Discretionary

Apparel Retail – 0.9%
Limited Brands, Inc.,
8.500%, 6-15-19	$2,000	$2,325
TJX Cos., Inc. (The),
2.750%, 6-15-21	1,000	1,015

		3,340

Apparel, Accessories & Luxury Goods – 1.7%
Hanesbrands, Inc.,
6.375%, 12-15-20	4,718	4,883
LVMH Moet Hennessy – Louis Vuitton,
1.625%, 6-29-17 (A)	1,725	1,729

		6,612

Auto Parts & Equipment – 0.6%
BorgWarner Automotive, Inc.,
8.000%, 10-1-19	2,000	2,351

Automobile Manufacturers – 1.5%
Toyota Motor Credit Corp.:
2.000%, 9-15-16	1,750	1,764
2.000%, 10-24-18	4,000	4,024

		5,788

Broadcasting – 0.3%
CBS Corp.,
7.625%, 1-15-16	1,000	1,001

Cable & Satellite – 2.5%
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc.,
5.875%, 10-1-19	2,592	2,894
Lender Processing Services, Inc. and Black Knight Lending Solutions, Inc.,
5.750%, 4-15-23	1,076	1,108
Time Warner Cable, Inc.,
5.850%, 5-1-17	1,901	1,989
Time Warner Co., Inc. (GTD by Time Warner, Inc.),
7.250%, 10-15-17	3,337	3,653

		9,644

Department Stores – 0.8%
Macy’s Retail Holdings, Inc.:
7.450%, 7-15-17	1,000	1,081
7.875%, 8-15-36	2,000	2,069

		3,150

General Merchandise Stores – 1.6%
Dollar General Corp.,
4.125%, 7-15-17	4,000	4,108
Target Corp.,
6.000%, 1-15-18	2,025	2,207

		6,315

Home Improvement Retail – 0.5%
Lowe’s Co., Inc.,
2.125%, 4-15-16	2,000	2,005

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Internet Retail – 1.2%
Amazon.com, Inc.:
1.200%, 11-29-17	$2,000	$1,992
3.800%, 12-5-24	2,520	2,623

		4,615

Leisure Products – 0.3%
Mattel, Inc.,
2.500%, 11-1-16	1,000	1,010

Total Consumer Discretionary – 11.9%		45,831
Consumer Staples

Distillers & Vintners – 0.7%
Beam, Inc.,
1.875%, 5-15-17	2,672	2,675

Drug Retail – 0.9%
CVS Caremark Corp.,
2.250%, 12-5-18	2,000	2,010
CVS Health Corp.,
2.800%, 7-20-20	1,425	1,432

		3,442

Food Distributors – 0.7%
Bestfoods,
7.000%, 10-15-17	2,500	2,728

Food Retail – 0.6%
Kroger Co. (The),
6.800%, 12-15-18	2,245	2,521

Packaged Foods & Meats – 1.2%
Hershey Co. (The),
1.600%, 8-21-18	2,000	2,000
Tyson Foods, Inc. (GTD by Tyson Fresh Meats, Inc.),
2.650%, 8-15-19	2,459	2,461

		4,461

Total Consumer Staples – 4.1%		15,827
Energy

Integrated Oil & Gas – 0.4%
Statoil ASA (GTD by Statoil Petroleum AS),
1.950%, 11-8-18	1,500	1,499

Oil & Gas Equipment & Services – 1.2%
Enterprise Products Operating LLC (GTD by Enterprise Products Partners L.P.),
6.500%, 1-31-19	1,850	2,033
Schlumberger Investment S.A. (GTD by Schlumberger Ltd.),
1.950%, 9-14-16 (A)	1,000	1,004
Schlumberger Norge A.S.,
1.250%, 8-1-17 (A)	1,500	1,486

		4,523

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Exploration & Production – 2.3%
BP Capital Markets plc,
1.674%, 2-13-18	$3,750	$3,746
ConocoPhillips Co. (GTD by ConocoPhillips),
3.350%, 11-15-24	1,000	915
EQT Corp.,
8.125%, 6-1-19	2,650	2,863
ONEOK Partners L.P.,
3.250%, 2-1-16	1,500	1,503

		9,027

Oil & Gas Refining & Marketing – 0.7%
Shell International Finance B.V. (GTD by Royal Dutch Shell plc),
2.000%, 11-15-18	2,625	2,629

Oil & Gas Storage & Transportation – 1.0%
El Paso Corp.,
7.000%, 6-15-17	2,000	2,060
Sunoco Logistics Partners Operations L.P. (GTD by Sunoco Logistics Partners L.P.),
4.400%, 4-1-21	2,000	1,939

		3,999

Total Energy – 5.6%		21,677
Financials

Asset Management & Custody Banks – 0.8%
Ares Capital Corp.,
3.875%, 1-15-20	2,820	2,863

Consumer Finance – 5.5%
American Express Credit Corp.,
1.300%, 7-29-16	1,978	1,982
American Honda Finance Corp.:
7.625%, 10-1-18 (A)	1,000	1,146
2.125%, 10-10-18	3,000	3,022
Capital One Bank USA N.A.,
2.150%, 11-21-18	2,000	1,983
Capital One Financial Corp.,
6.750%, 9-15-17	1,000	1,073
Capital One N.A.,
2.400%, 9-5-19	1,000	989
Caterpillar Financial Services Corp.,
1.000%, 11-25-16	3,000	3,001
Discover Financial Services,
3.950%, 11-6-24	4,000	3,945
Ford Motor Credit Co. LLC:
1.500%, 1-17-17	1,000	993
5.000%, 5-15-18	1,126	1,180
Hyundai Capital America:
1.875%, 8-9-16 (A)	1,000	1,001
2.875%, 8-9-18 (A)	1,000	1,010

		21,325

2015	ANNUAL REPORT	117

SCHEDULE OF INVESTMENTS

Limited-Term Bond (in thousands) DECEMBER 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Banks – 4.5%
Bank of America Corp.:
5.650%, 5-1-18	$1,000	$1,075
2.600%, 1-15-19	2,000	2,007
Bank of New York Mellon Corp. (The),
2.300%, 9-11-19	2,550	2,558
Bear Stearns Co., Inc. (The),
6.400%, 10-2-17	2,000	2,154
HSBC Bank plc,
3.100%, 5-24-16 (A)	1,000	1,009
Huntington National Bank,
2.200%, 11-6-18	1,000	997
KeyCorp.,
2.900%, 9-15-20	3,000	2,990
U.S. Bancorp,
2.200%, 11-15-16	1,000	1,010
Wachovia Corp.,
5.750%, 2-1-18	1,500	1,620
Wells Fargo & Co.,
2.150%, 1-15-19	2,000	2,012

		17,432

Investment Banking & Brokerage – 1.3%
Goldman Sachs Group, Inc. (The),
2.750%, 9-15-20	800	800
Merrill Lynch & Co., Inc.,
6.400%, 8-28-17	2,000	2,142
Morgan Stanley,
5.950%, 12-28-17	2,000	2,150

		5,092

Life & Health Insurance – 2.6%
Aflac, Inc.,
3.625%, 11-15-24	2,204	2,243
Athene Global Funding,
2.875%, 10-23-18 (A)	1,000	984
MetLife, Inc.,
6.817%, 8-15-18	2,798	3,151
New York Life Global Funding,
1.550%, 11-2-18 (A)	1,500	1,488
Principal Life Global Funding II,
2.625%, 11-19-20 (A)	2,000	1,996

		9,862

Other Diversified Financial Services – 3.4%
Citigroup, Inc.,
1.300%, 11-15-16	2,000	1,995
Fidelity National Financial, Inc.,
6.600%, 5-15-17	1,000	1,055
Fidelity National Information Services, Inc.,
2.850%, 10-15-18	1,100	1,104
JPMorgan Chase & Co.,
6.000%, 1-15-18	3,316	3,582
TIAA Asset Management Finance Co. LLC,
2.950%, 11-1-19 (A)	2,000	2,005

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Other Diversified Financial Services (Continued)
USAA Capital Corp.,
2.450%, 8-1-20 (A)	$3,245	$3,244

		12,985

Property & Casualty Insurance – 1.4%
ACE INA Holdings, Inc. (GTD by ACE Ltd.),
2.300%, 11-3-20	1,500	1,490
Berkshire Hathaway, Inc.,
2.100%, 8-14-19	4,000	4,025

		5,515

Regional Banks – 1.0%
PNC Bank N.A.,
1.300%, 10-3-16	2,000	2,004
PNC Funding Corp. (GTD by PNC Financial Services Group, Inc.),
6.700%, 6-10-19	1,447	1,654

		3,658

Total Financials – 20.5%		78,732
Health Care

Biotechnology – 0.7%
Amgen, Inc.:
5.850%, 6-1-17	2,373	2,509
6.150%, 6-1-18	102	112

		2,621

Health Care Equipment – 0.5%
Stryker Corp.,
2.000%, 9-30-16	1,772	1,786

Health Care Services – 0.1%
Quest Diagnostics, Inc.,
3.200%, 4-1-16	544	546

Health Care Supplies – 2.7%
Cardinal Health, Inc.,
3.500%, 11-15-24	2,825	2,830
Catholic Health Initiatives,
2.600%, 8-1-18	3,575	3,590
DENTSPLY International, Inc.,
2.750%, 8-15-16	1,000	1,007
Medtronic, Inc.,
3.500%, 3-15-25	2,748	2,781

		10,208

Pharmaceuticals – 1.2%
AbbVie, Inc.,
2.500%, 5-14-20	1,200	1,188
Actavis Funding SCS (GTD by Warner Chilcott Ltd., Actavis Capital S.a.r.l. and Actavis, Inc.),
2.350%, 3-12-18	1,950	1,952

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Pharmaceuticals (Continued)
Mylan, Inc.,
1.350%, 11-29-16	$1,500	$1,488

		4,628

Total Health Care – 5.2%		19,789
Industrials

Aerospace & Defense – 1.0%
BAE Systems Holdings, Inc.,
3.850%, 12-15-25 (A)	1,500	1,486
Huntington Ingalls Industries, Inc.,
5.000%, 11-15-25 (A)	2,257	2,291

		3,777

Air Freight & Logistics – 0.7%
FedEx Corp.,
8.000%, 1-15-19	2,252	2,622

Airlines – 1.0%
Southwest Airlines Co.:
5.125%, 3-1-17	2,263	2,352
2.650%, 11-5-20	1,500	1,493

		3,845

Environmental & Facilities Services – 2.0%
Republic Services, Inc.,
3.800%, 5-15-18	4,000	4,144
Waste Management, Inc.:
6.100%, 3-15-18	2,540	2,769
7.100%, 8-1-26	550	696

		7,609

Industrial Conglomerates – 0.8%
General Electric Capital Corp.,
5.012%, 1-1-24	3,023	3,206

Railroads – 0.8%
Burlington Northern Santa Fe Corp.,
5.750%, 3-15-18	2,750	2,969

Trading Companies & Distributors – 0.5%
HD Supply, Inc.,
5.250%, 12-15-21 (A)	2,054	2,095

Trucking – 1.0%
Penske Truck Leasing Co. L.P.,
2.500%, 3-15-16 (A)	4,000	4,007

Total Industrials – 7.8%		30,130
Information Technology

Data Processing & Outsourced Services – 1.1%
Alliance Data Systems Corp.,
6.375%, 4-1-20 (A)	1,000	1,010

118	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Limited-Term Bond (in thousands)	DECEMBER 31, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Data Processing & Outsourced Services (Continued)
Visa, Inc.,
2.800%, 12-14-22	$3,375	$3,381

		4,391

Electronic Manufacturing Services – 0.8%
Jabil Circuit, Inc.,
7.750%, 7-15-16	3,000	3,075

Semiconductors – 0.3%
Intel Corp.,
2.450%, 7-29-20	1,000	1,012

Systems Software – 1.6%
CA, Inc.,
5.375%, 12-1-19	1,000	1,079
Microsoft Corp.,
2.000%, 11-3-20	4,000	4,002
Oracle Corp.,
2.950%, 5-15-25	1,000	976

		6,057

Technology Hardware, Storage & Peripherals – 0.8%
Apple, Inc.,
1.550%, 2-7-20	3,350	3,296

Total Information Technology – 4.6%		17,831
Materials

Diversified Chemicals – 0.2%
Dow Chemical Co. (The),
4.250%, 11-15-20	724	758

Metal & Glass Containers – 0.3%
FBG Finance Ltd.,
7.875%, 6-1-16 (A)	1,000	1,027

Specialty Chemicals – 0.5%
Methanex Corp.,
3.250%, 12-15-19	2,163	2,065

Total Materials – 1.0%		3,850
Telecommunication Services

Integrated Telecommunication Services – 1.4%
CC Holdings GS V LLC,
2.381%, 12-15-17	1,000	1,001
SBA Tower Trust,
2.240%, 4-16-18 (A)	1,700	1,667
Verizon Communications, Inc.,
6.350%, 4-1-19	2,455	2,762

		5,430

Wireless Telecommunication Service – 0.6%
American Tower Corp.,
5.900%, 11-1-21	1,000	1,114

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Wireless Telecommunication Service (Continued)
Crown Castle Towers LLC,
3.222%, 5-15-22 (A)	$1,000	$986

		2,100

Total Telecommunication Services – 2.0%		7,530
Utilities

Electric Utilities – 0.8%
Kansas City Power & Light Co.,
7.150%, 4-1-19	2,590	2,985

Multi-Utilities – 1.1%
Dominion Resources, Inc.,
6.400%, 6-15-18	3,000	3,285
Dominion Resources, Inc., Series A,
1.400%, 9-15-17	1,000	990

		4,275

Total Utilities – 1.9%		7,260

TOTAL CORPORATE DEBT SECURITIES – 64.6%		$248,457
(Cost: $248,609)

MORTGAGE-BACKED SECURITIES
Other – 0.2%
CFCRE Commercial Mortgage Trust, Series 2015-RUM, Class B,
2.347%, 7-15-30 (A)(B)	870	858

TOTAL MORTGAGE-BACKED SECURITIES – 0.2%		$858
(Cost: $861)

MUNICIPAL BONDS – TAXABLE
California – 0.4%
The Regents of the Univ of CA, Gen Rev Bonds, Ser 2013AH,
1.796%, 7-1-19	1,500	1,501

TOTAL MUNICIPAL BONDS – TAXABLE – 0.4%		$1,501
(Cost: $1,503)

OTHER GOVERNMENT SECURITIES (C)	Principal	Value
Turks and Caicos Islands – 0.8%
Turks and Caicos Islands (GTD by UK Government),
3.200%, 2-22-16 (A)	$3,000	$3,009

TOTAL OTHER GOVERNMENT SECURITIES – 0.8%		$3,009
(Cost: $3,011)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Agency Obligations – 1.2%
Ukraine Government AID Bond,
1.844%, 5-16-19	4,500	4,488

Mortgage-Backed Obligations – 19.2%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO:
2.699%, 5-25-18	1,050	1,073
3.548%, 2-25-22 (A)(B)	1,000	944
4.000%, 6-15-26	4,247	4,532
4.881%, 7-25-44 (A)(B)	1,100	1,148
4.161%, 9-25-44 (A)(B)	2,000	2,051
4.349%, 12-25-44 (A)(B)	2,047	2,122
3.754%, 2-25-45 (A)(B)	1,906	1,940
4.595%, 11-25-46 (A)(B)	1,557	1,648
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates:
1.300%, 8-24-18	1,450	1,450
3.000%, 8-1-28	4,045	4,164
3.000%, 9-1-28	3,951	4,064
3.500%, 10-1-28	4,530	4,742
4.500%, 8-1-30	1,338	1,452
2.500%, 5-15-44	1,055	1,064
4.286%, 7-25-48 (A)(B)	1,275	1,313
Federal National Mortgage Association Agency REMIC/CMO:
2.990%, 11-1-18	1,700	1,748
3.000%, 2-25-25	2,481	2,562
2.000%, 4-25-39	1,355	1,323
2.500%, 11-25-45	3,845	3,882
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
4.580%, 6-1-19	3,603	3,883
4.674%, 7-1-20	3,116	3,379
3.680%, 2-1-21	1,396	1,444
4.381%, 6-1-21	1,835	2,001
5.500%, 10-1-21	757	806
5.450%, 10-18-21	4,640	4,791
5.500%, 11-1-22	246	260
2.375%, 4-25-28	3,275	3,275
3.000%, 7-1-28	3,825	3,928
3.000%, 9-1-28	2,062	2,118
4.000%, 12-1-31	3,046	3,259

2015	ANNUAL REPORT	119

SCHEDULE OF INVESTMENTS

Limited-Term Bond (in thousands)	DECEMBER 31, 2015

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
Government National Mortgage Association Agency REMIC/CMO,
2.000%, 3-16-42	$1,685	$1,645

		74,011

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 20.4%		$78,499
(Cost: $78,695)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 9.8%
U.S. Treasury Notes:
0.625%, 9-30-17	20,000	19,862
0.750%, 10-31-17	5,000	4,974

UNITED STATES GOVERNMENT OBLIGATIONS (Continued)	Principal	Value
Treasury Obligations (Continued)
2.750%, 2-28-18	$9,000	$9,312
2.000%, 8-15-25	3,850	3,754

		37,902

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 9.8%		$37,902
(Cost: $38,115)

SHORT-TERM SECURITIES
Commercial Paper (D) – 1.8%
Federal Home Loan Bank,
0.280%, 3-3-16	3,000	2,998
Northern Illinois Gas Co.,
0.450%, 1-4-16	3,869	3,869

		6,867

SHORT-TERM SECURITIES (Continued)	Principal	Value
Master Note – 1.2%
Toyota Motor Credit Corp.,
0.435%, 1-6-16 (E)	$4,689	$4,689

TOTAL SHORT-TERM SECURITIES – 3.0%		$11,556
(Cost: $11,556)

TOTAL INVESTMENT SECURITIES – 99.2%		$381,782
(Cost: $382,350)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.8%		2,974

NET ASSETS – 100.0%		$384,756

Notes to Schedule of Investments

(A)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015 the total value of these securities amounted to $47,704 or 12.4% of net assets.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015.

(C)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(D)	Rate shown is the yield to maturity at December 31, 2015.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Debt Securities	$—	$248,457	$—
Mortgage-Backed Securities	—	858	—
Municipal Bonds	—	1,501	—
Other Government Securities	—	3,009	—
United States Government Agency Obligations	—	78,499	—
United States Government Obligations	—	37,902	—
Short-Term Securities	—	11,556	—
Total	$—	$381,782	$—

During the year ended December 31, 2015, securities totaling $1,737 were transferred from Level 3 to Level 2 due to increased availability of observable market data due to increased market activity or information for these securities. Transfers out of Level 3 represent the values as of the beginning of the reporting period. There were no transfers between Level 1 and 2 during the year.

The following acronyms are used throughout this schedule:

AID = Agency International Development

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

120	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Micro Cap Growth	(UNAUDITED)

John Bichelmeyer

John P. Bichelmeyer, CFA, who has 19 years of industry experience, became portfolio manager of Ivy Funds VIP Micro Cap Growth on July 1, 2015. Prior to July 1, 2015, the Portfolio was subadvised by Wall Street Associates (WSA), which managed the Portfolio since its inception in January 2005. Below, Mr. Bichelmeyer discusses positioning, performance and results for the fiscal year ended December 31, 2015.

Fiscal Year Performance

For the 12 Months Ended December 31, 2015
Ivy Funds VIP Micro Cap Growth	–9.16%
Benchmark(s) and/or Lipper Category
Russell 2000 Growth Index	–1.38%
(generally reflects the performance of smaller company stocks)
Russell Microcap Growth Index	–3.85%
(generally reflects the performance of stocks in the smallest category of publicly traded companies)
Lipper Variable Annuity Small-Cap Growth Funds Universe Average	–2.05%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Multiple indexes are shown because the Portfolio’s management team expects to typically invest in companies within a wider range of market capitalization.

Key Drivers

From an outsider’s perspective 2015 was a year where not much happened based on “flattish” annual returns for the major U.S. equity indices and bonds. However, this couldn’t have been further from the truth. Underneath it all was a bifurcated global economic landscape that demonstrated both healthy signs of growth as well as disturbing signs of weakness. A few of the positives included a steadily improving U.S. jobs market, rising home prices and wages, low inflation, healthy bank loan growth and solid consumer confidence. On the negative side, there were concerns about the impact that slowing economic growth in emerging markets, specifically China, would have on the global economy, the rising value of the U.S. dollar, the dramatic collapse in commodity prices and the associated weakness it has caused in the industrial economy and high-yield bonds; and the first interest rate increase after seven years at near zero. This confluence of issues, as well as many other factors, made 2015 a complex and challenging year for sure.

For the second year in a row, micro- and small-cap equities trailed larger capitalization companies. Small caps have generated basically zero price appreciation over the past two years. It appears that concerns about overall risk levels and the continuation of diminished quantitative easing that started in early 2014 trumped the headwinds that larger companies faced from a strengthening U.S dollar and stagnant international growth. Another noticeable trend that applied to the entire equity market, regardless of size, was momentum investing. Investors constantly chased companies that “worked” and sold indiscriminately because of the level of uncertainty that was present throughout the year. This created a situation where the median stock was down much more than the index creating a difficult investment backdrop for active managers.

Performance

For the year ended December 31, 2015, the Russell 2000 Growth Index declined 1.38% while the Russell Micro Cap Growth Index fell 3.85% (the Portfolio’s benchmarks). Ivy VIP Micro Cap Growth fell 9.16%, underperforming both the Russell 2000 Growth Index and the Russell Micro Cap Growth Index.

The energy and material sectors were once again laggards as the broad-based decline in commodity prices continued to take its toll. The Portfolio had limited exposure to these areas but its holdings fell in sympathy with the price collapse experienced in most all commodities. Consumer discretionary and consumer staples were other areas of weakness, as was the industrials sector, since many companies sell to businesses in the energy and materials sector.

Technology companies were the largest drag on relative performance for the year as investors lost patience with any company that deviated in the slightest from expected financial performance. The transition to a new portfolio manager at midyear was another reason for the underperformance, as the portfolio was repositioned.

On a slightly more positive side, the strong pace of innovation continued within the health care sector as did the robust merger and acquisition environment. Several companies advanced their commercial development efforts by reporting positive clinical trial data while a couple of holdings were acquired at significant premiums by larger companies. The telecommunications sector was a bright spot for the Portfolio as the transition to next generation communication systems and services started to take hold in a more meaningful way.

2015	ANNUAL REPORT	121

Positioning

The Portfolio has been repositioned with the average position size increasing as a result of significantly fewer holdings. Health care remains an overweight sector, but only slightly, and the biotech exposure has been reduced in favor of more medical instrument and services-related companies. The weighting within technology has shifted toward companies that have a software-as-a-service (SaaS) business model and away from businesses that are more hardware related. As a result, the technology sector has increased to a weighting just below the benchmark.

Consumer discretionary remains an area of focus and its overweight has increased since last year’s annual reporting period ended December 31, 2014. The job market remains healthy, wages are rising, home values are increasing and lower energy prices are acting like a tax cut for consumers, which should provide a healthy backdrop for discretionary spending. As a group, the energy, materials and industrials sectors are underweight; however, the steep sell off is potentially creating some long-term investment opportunities. Financials and consumer staples remain a small portion of the benchmark and Portfolio. Telecommunications represents a small portion of the benchmark but it is a relative overweight given the trend toward next generation communications services.

Outlook

We expect 2016 will see another year of conflicting macro data points, which in all likelihood should make it an eventful year. The start of 2016 is already proof of that. Today’s cross currents make it especially easy for emotions to drive markets, both up and down, yet we believe a focus on company fundamentals will win out over time.

It is nearly impossible to predict the consequences of all the complex issues facing investors today. In our opinion, a more realistic objective is to focus on areas of the economy that are experiencing longer-term secular growth tailwinds, and more importantly, the companies that will benefit from this. Further, the goal is to identify innovative companies with strong business models and a management team that can execute against the opportunity. We believe companies as described above will undoubtedly be affected by the economic environment surrounding them but ideally those companies with robust end-market opportunity and innovative and/or unique products and services should emerge as the strongest companies once the economic weakness subsides. Our job is to seek these types of businesses and use macroeconomic induced weakness to add to these types of holdings as we believe appropriate. This should enable us to upgrade the quality of the Portfolio and better position it for long-term capital appreciation in the coming years.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in micro-cap stocks may carry more risk than investing in stocks of larger, more established companies. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s view is subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Micro Cap Growth.

122	ANNUAL REPORT	2015

PORTFOLIO HIGHLIGHTS

Micro Cap Growth	ALL DATA IS AS OF DECEMBER 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	94.1%
Health Care	28.9%
Consumer Discretionary	23.0%
Information Technology	20.4%
Telecommunication Services	6.2%
Industrials	5.4%
Financials	3.2%
Energy	2.4%
Materials	2.3%
Consumer Staples	2.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	5.9%

Top 10 Equity Holdings

Company	Sector	Industry
8x8, Inc.	Telecommunication Services	Alternative Carriers
Tile Shop Holdings, Inc.	Consumer Discretionary	Home Improvement Retail
LogMeIn, Inc.	Information Technology	Internet Software & Services
Intersect ENT, Inc.	Health Care	Pharmaceuticals
Zix Corp.	Information Technology	Application Software
Rentrak Corp.	Consumer Discretionary	Movies & Entertainment
Sportsman’s Warehouse Holdings, Inc.	Consumer Discretionary	Specialty Stores
Cornerstone OnDemand, Inc.	Information Technology	Internet Software & Services
Nautilus Group, Inc. (The)	Consumer Discretionary	Leisure Products
ICU Medical, Inc.	Health Care	Health Care Supplies

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2015	ANNUAL REPORT	123

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Micro Cap Growth	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-15	-9.16%
5-year period ended 12-31-15	7.86%
10-year period ended 12-31-15	6.08%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

124	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Micro Cap Growth (in thousands)	DECEMBER 31, 2015

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel Retail – 0.5%
Boot Barn Holdings, Inc. (A)	22	$269

Auto Parts & Equipment – 1.7%
Motorcar Parts of America, Inc. (A)	29	984

Broadcasting – 1.4%
Entravision Communications Corp.	110	851

Education Services – 1.5%
2U, Inc. (A)	32	884

Home Improvement Retail – 3.2%
Tile Shop Holdings, Inc. (A)	116	1,894

Homebuilding – 1.2%
M/I Homes, Inc. (A)	34	737

Leisure Products – 2.4%
Nautilus Group, Inc. (The) (A)	83	1,388

Movies & Entertainment – 2.5%
Rentrak Corp. (A)	31	1,483

Restaurants – 5.2%
Dave & Buster’s Entertainment, Inc. (A)	22	922
Kona Grill, Inc. (A)	69	1,099
Potbelly Corp. (A)	90	1,054

		3,075

Specialty Stores – 3.4%
Container Store Group, Inc. (The) (A)	66	540
Sportsman’s Warehouse Holdings, Inc. (A)	113	1,457

		1,997

Total Consumer Discretionary – 23.0%		13,562
Consumer Staples

Packaged Foods & Meats – 0.8%
Inventure Foods, Inc. (A)	67	478

Personal Products – 1.5%
Inter Parfums, Inc.	37	879

Total Consumer Staples – 2.3%		1,357

COMMON STOCKS (Continued)	Shares	Value
Energy

Oil & Gas Equipment & Services – 2.3%
Natural Gas Services Group, Inc. (A)	31	$680
RigNet, Inc. (A)	31	642

		1,322

Total Energy – 2.3%		1,322
Financials

Asset Management & Custody Banks – 2.3%
Actua Corp. (A)	40	457
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	47	885

		1,342

Investment Banking & Brokerage – 0.9%
Marcus & Millichap, Inc. (A)	19	554

Total Financials – 3.2%		1,896
Health Care

Biotechnology – 6.1%
Enanta Pharmaceuticals, Inc. (A)	27	875
Natera, Inc. (A)	45	484
NewLink Genetics Corp. (A)	13	480
Repligen Corp. (A)	22	619
Retrophin, Inc. (A)	38	723
Synergy Pharmaceuticals, Inc. (A)	70	399

		3,580

Health Care Equipment – 4.5%
Avinger, Inc. (A)	49	1,108
K2M Group Holdings, Inc. (A)	41	802
Oxford Immunotec Global plc (A)	62	715

		2,625

Health Care Facilities – 1.6%
Surgical Care Affiliates, Inc. (A)	23	928

Health Care Services – 1.3%
Adeptus Health, Inc., Class A (A)	14	763

Health Care Supplies – 3.8%
Endologix, Inc. (A)	97	956
ICU Medical, Inc. (A)	12	1,308

		2,264

Health Care Technology – 5.1%
Evolent Health, Inc., Class A (A)	31	374
Imprivata, Inc. (A)	95	1,070

COMMON STOCKS (Continued)	Shares	Value
Health Care Technology (Continued)
Omnicell, Inc. (A)	27	$842
Press Ganey Holdings, Inc. (A)	23	729

		3,015

Pharmaceuticals – 6.5%
Aerie Pharmaceuticals, Inc. (A)	44	1,079
Intersect ENT, Inc. (A)	69	1,550
Intra-Cellular Therapies, Inc. (A)	23	1,216

		3,845

Total Health Care – 28.9%		17,020
Industrials

Building Products – 1.5%
PGT, Inc. (A)	76	869

Construction & Engineering – 1.9%
MYR Group, Inc. (A)	56	1,156

Electrical Components & Equipment – 1.3%
Thermon Group Holdings, Inc. (A)	44	750

Heavy Electrical Equipment – 0.7%
Power Solutions International, Inc. (A)	22	407

Total Industrials – 5.4%		3,182
Information Technology

Application Software – 2.9%
Globant S.A. (A)	6	240
Zix Corp. (A)	295	1,498

		1,738

Communications Equipment – 1.2%
Ruckus Wireless, Inc. (A)	68	730

Electronic Manufacturing Services – 0.4%
Mercury Computer Systems, Inc. (A)	13	233

Internet Software & Services – 10.9%
Amber Road, Inc. (A)	37	188
Cornerstone OnDemand, Inc. (A)	41	1,419
Internap Network Services Corp. (A)	137	874
LogMeIn, Inc. (A)	25	1,644
Q2 Holdings, Inc. (A)	42	1,097
SPS Commerce, Inc. (A)	17	1,187

		6,409

Semiconductor Equipment – 1.2%
PDF Solutions, Inc. (A)	63	686

Semiconductors – 1.9%
NVE Corp.	20	1,118

2015	ANNUAL REPORT	125

SCHEDULE OF INVESTMENTS

Micro Cap Growth (in thousands) DECEMBER 31, 2015

COMMON STOCKS (Continued)	Shares	Value
Systems Software – 1.9%
Barracuda Networks, Inc. (A)	59	$1,102

Total Information Technology – 20.4%		12,016
Materials

Diversified Metals & Mining – 0.4%
Horsehead Holding Corp. (A)	111	227

Specialty Chemicals – 2.0%
Flotek Industries, Inc. (A)	101	1,152

Total Materials – 2.4%		1,379

COMMON STOCKS (Continued)	Shares	Value
Telecommunication Services

Alternative Carriers – 3.4%
8x8, Inc. (A)	176	$2,013

Integrated Telecommunication Services – 1.4%
GTT Communications, Inc. (A)	48	812

Wireless Telecommunication Service – 1.4%
RingCentral, Inc., Class A (A)	35	818

Total Telecommunication Services – 6.2%		3,643

TOTAL COMMON STOCKS – 94.1%		$55,377
(Cost: $52,575)

SHORT-TERM SECURITIES	Principal	Value
Master Note – 6.0%
Toyota Motor Credit Corp.,
0.435%, 1-6-16 (B)	$3,563	$3,563

TOTAL SHORT-TERM SECURITIES – 6.0%		$3,563
(Cost: $3,563)

TOTAL INVESTMENT SECURITIES – 100.1%		$58,940
(Cost: $56,138)

CASH AND OTHER ASSETS, NET OF LIABILITIES – (0.1%)		(43)

NET ASSETS – 100.0%		$58,897

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$55,377	$—	$—
Short-Term Securities	—	3,563	—
Total	$55,377	$3,563	$—

During the year ended December 31, 2015, there were no transfers between Level 1 and 2.

See Accompanying Notes to Financial Statements.

126	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Mid Cap Growth	(UNAUDITED)

Kimberly A. Scott

Below, Kimberly A. Scott, CFA, portfolio manager of Ivy Funds VIP Mid Cap Growth, discusses positioning, performance and results for the fiscal year ended December 31, 2015. She has managed the Portfolio since its inception in 2005 and has 28 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2015
Ivy Funds VIP Mid Cap Growth	–5.78%
Benchmark(s) and/or Lipper Category
Russell Mid-Cap Growth Index	–0.20%
(generally reflects the performance of securities that represent the mid-cap sector of the stock market)
Lipper Variable Annuity Mid-Cap Growth Funds Universe Average	–0.30%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

The mid-cap growth sector of the market lost 0.20% in the 12-month period ended December 31, 2015, while Ivy Funds VIP Mid Cap Growth lost 5.78%, underperforming the index by 558 basis points.

Contributors and detractors over the period

The primary factors for the underperformance were stock selection issues in our consumer discretionary and consumer staples sectors, primarily in the industrials sector, and secondarily in the energy sector. Both of these groups delivered negative returns in 2014. An overweight position in the poorly performing energy sector was a significant, but lesser factor contributing to the Portfolio’s relative underperformance. Technology was the final sector that contributed negatively to performance in 2015.

All other sectors contributed positively to relative performance, with the greatest positive impact coming from the financials and health care sectors. The Portfolio’s exposure in the industrials, materials, utilities and telecommunications sectors also generated positive relative performance for the period. The performance of equity option positions was positive to performance by 21 basis points, while the Portfolio’s cash position, which averaged less than 3% across the year, was four basis points negative to performance.

Our consumer discretionary exposure made the greatest negative contribution to the Portfolio’s return for the year. We were underweight this underperforming sector, but our exposure to retail and related sectors was a liability for the Portfolio in a year when e-commerce activity accelerated, taking market share and requiring many retailers to step up investment to try to maintain competitiveness and relevance to consumers. These costs and higher labor expense pressured the profitability of many companies, including Bed Bath and Beyond Inc. and DSW Inc. in the portfolio. Other key factors significantly impacting retailers in 2015 were weak demand in emerging markets and the appreciation of the dollar, which hurt many retailers based both on currency translation effects and the ultimate negative impact on travel to the U.S. and related demand for retail goods in flagship stores in markets such as New York City.

Companies in the portfolio that struggled related to these issues included Tiffany & Co., Ralph Lauren Corp., Burberry Group, Kate Spade & Co. and Mattel, Inc. Another notably weak name in our consumer discretionary sector was Polaris Industries, a manufacturer and marketer of all-terrain vehicles, Indian motorcycles, and snowmobiles. Weakness in energy and agriculture began to hurt demand for their products in the last half of 2015, and then a very warm and mild start to winter in many key markets piled on as we closed out 2015. Several names in this sector of the Portfolio performed well last year. Companies such as Ulta Salon, Cosmetics and Fragrance, Carter’s Inc., the children’s clothing retailer, Under Armour, Inc., the fast-growing athletic apparel company and Trip Advisor generated strong positive returns last year. The greater domestic market exposure for most of these names was a benefit to their businesses versus many other companies. Ulta Salon and Carter’s are no longer holdings.

An opportunity cost for the Portfolio’s Consumer Discretionary performance came from lack of exposure to Netflix. This holding, which was in our benchmark for part of the year, returned almost 91% while in the benchmark, and contributed 52 basis points to index performance for the period.

Our consumer staples names were broadly weak in 2015, and contributed significantly to the Portfolio’s underperformance. We were underweight a strongly outperforming group, and had stock selection issues. The issues were varied. Both Hain Celestial Group and Whole Foods Market struggled related largely to competitive pressures in the market for organic and natural foods. Both of these companies have been highly successful leaders in the growth of this industry, setting a pace and example that has fostered competition. We believe these companies will continue to lead in this robust sector, which the stocks will once again reflect as management teams address the nearer term dislocations and questions about their positions in the marketplace. Blue Buffalo Pet Products, which produces and sells pet food made from natural ingredients, experienced stock weakness following its initial public offering last year. We think this was related to the general weakness in the natural and organic food sector and to concerns surrounding the launch of a competitive brand at Blue Buffalo’s key retail partner. Blue Buffalo is a young and growing company with a highly successful product and customer loyalty. We expect the company to continue to deliver profitability over the next 3-5 years that will reward patient investors. Mead Johnson Nutrition Company, the maker of Enfamil infant formula and a stellar consumer product company, struggled last year related to competitive issues in China, significant changes in product distribution patterns in that country, and the foreign currency translation impact of a strong dollar.

2015	ANNUAL REPORT	127

Much of the Portfolio’s underperformance relative to the consumer staples sector in the index came as a result of stocks we did not own. The stocks of beverage companies, in particular, were very strong, and made a significant contribution to index performance. Many food and household products companies also performed well given fresh benefits to consumers in the form of jobs and greater discretionary income from wage growth and lower energy prices, and as a defensive play in an uncertain market. We have considered these stocks to be overvalued for some time, especially given the low growth profile of many of the companies, yet they’ve continued as strong performers in the current market environment. The Portfolio did benefit by owning Brown-Forman Corporation, the maker of spirits such as Jack Daniels, and also Coty, Inc. (no longer a holding), which sells color cosmetics, perfumes and skin care products.

Our energy names were weak across the board, as the persistent and significant decline in the price of oil that began in June of 2013 brought considerable pressure to bear on the energy industry and the stocks of its companies. The Portfolio’s energy names have performed in line with the energy sector in the index, but we have been consistently overweight the group, thus the sizable negative contribution from our energy exposure. Our largest negative contribution for the year came from the names we own with exposure to domestic shale oil drilling in the Bakken region, to natural gas, and to concerns about capital markets and financing. Oasis Petroleum, Continental Resources, Cabot Oil & Gas Corporation and Southwestern Energy all delivered significantly weak performance. Oasis and Southwestern Energy are no longer holdings. While the Portfolio is still overweight the energy sector, we have reduced our weighting in the group since the middle of 2015, partially in response to a significant change in the weighting in the index related to the annual Russell reconstitution (Russell rebalances the entire series of indexes every year to maintain accurate representation of that ever-changing market), and partially in response to our objective to be less exposed to a very volatile group in a very difficult fundamental time. We understand the severe reaction by investors to the rapid changes in the economics of oil and gas-related companies, but we have been of the opinion that the problem has become considerably discounted, and a supply response to the downside will result in improved industry and price dynamics as 2016 progresses. The response has taken longer than we expected given the unique attributes of the latest era of shale oil and gas discovery and production, in addition to the Middle East producers’ reaction to this threat, but the latest round of oil price weakness and capital restrictions, on top of firm demand, should begin to balance the market and lead to improved pricing. We retained most of our energy positions in the portfolio, and have added exposure since late 2014, in both new and existing positions, where we have seen stock price opportunities present themselves. Noble Energy and Cimarex Energy are both new to the portfolio since late 2014. We eliminated two positions, Dril-Quip, given our concern that the problems of deep water drillers, such as Petrobras, to whom Dril-Quip sells its equipment, would be severe and protracted, and Southwestern Energy Company, a natural gas exposed producer.

The Portfolio’s technology exposure was slightly negative to relative performance, but much less so than the consumer discretionary, consumer staples and energy sectors. We were underweight this underperforming group, but weakness in three stocks, Teradata Corporation, Pandora Media and GrubHub offset the strongly positive performance of Electronic Arts, ServiceNow and Microchip Technology. One of our biggest disappointments in technology this year was Pandora, the internet radio service company. The stock struggled under the weight of concern about a 2015 Copyright Royalty Board rate decision. That decision materialized as a neutral to positive factor for Pandora’s business going forward, as we expected, but the stock reaction was muted as concerns mounted regarding the company’s future investments to expand and diversify its business. We continue to believe that Pandora is the premier asset in the internet radio space with a strong and growing commercial opportunity. We retain the name in the portfolio.

Our financials names made the largest positive contribution to performance for 2015, largely based on stock selection. We were overweight this outperforming group and our bank stocks led the outperformance, based on strong growth in their businesses and a more favorable interest rate environment. First Republic Bank and Signature Bank of New York have been perennially strong growth banks, and Northern Trust Corporation is a high-quality, moderately growing trust bank that is benefitting from better economic and capital market conditions. UMB Financial Corporation, conversely, did not capitalize on the benefits to banks and their stocks last year, as difficulties in its asset management business offset solid loan growth at the bank.

Our health care stocks made a strong positive contribution to performance, largely based on stock selection, but sector allocation contributed, as well. We were overweight this outperforming group. Most of our stocks in this well-diversified group of holdings posted positive returns for the year. Exceptional strength came from Alkermes Plc., Incyte Corp. (no longer a holding) and Biomarin, all biotechnology and related stocks, and also Zoetis Inc., an animal healthcare company that was spun out of Pfizer a little more than two years ago. We saw relatively limited weakness in a few names, including Cerner Corporation, Dentsply International, Medivation Inc. and Humana (Dentsply and Humana are no longer holdings). The health care sector continues to offer opportunities for both growth and defensiveness, often in the same name. We added aspects of both to the sector in 2015 with purchases of Laboratory Corporation of America, a moderately growing laboratory diagnostics business, and Edwards Lifesciences Corporation, an innovator in the area of heart valves.

The Portfolio’s industrials and materials exposures each added about 40 basis points of performance in 2015, for a combined 81 basis points. We were underweight the industrials sector and our names fell in value by about half those in the index. We had reduced our exposure to energy-related industrial companies, which was a benefit to performance. Still, those names, including Flowserve and Joy Global (no longer holdings), among others, had a negative impact on the group in our portfolio. Names that performed well and helped deliver the outperformance included: Fortune Brand Home & Security, which benefitted from a better housing economy related to its sale of cabinets, faucets and its Master Lock security products; Polypore International, a separation media company for the battery industry that was acquired by a Japanese company early in the year; and Verisk Analytics and Towers Watson & Company, both business services companies with relatively consistent operating models. Polypore and Verisk are no longer holdings. Our materials names turned in a positive performance against a negatively performing group in the index. We were also underweight the materials group. Scotts Miracle-Gro Company, the maker of lawn and garden products, and Valspar Corporation, which makes residential and industrial paints and coatings, both outperformed, Scotts with a positive return, and Valspar with a less negative return than the group in the index.

128	ANNUAL REPORT	2015

The Portfolio’s lack of exposure to both the utilities and telecommunications sectors, both underperformers in the index, was slightly positive to performance.

Outlook

In the back half of 2015 the markets became more volatile and unsettled than we’d seen in some time, and that volatility has been magnified as we begin 2016. Weakness in commodity markets and dollar strength has threatened profitability for many companies in the energy, materials and industrials sectors, with risk of a wider impact based on related stresses in credit markets. Concerns about economic growth in emerging markets, including China, where there is considerable murkiness around the pace of growth and the functioning of the country’s capital markets has been a source of angst, as is the direction and level of conviction of the Federal Reserve (Fed) with respect to future interest rate increases.

Complicating the assessment of the current and future investing environment is the rapid pace of change that is in motion for many sectors of our economy. The technology industry is always rapidly evolving, but even there concentration of computing power in the hands a few big companies such as Amazon, Google and Microsoft is changing the economics and demand dynamics for many users and producers of equipment, software and services. The consumer discretionary sector is finding new fault lines in many sub-sectors as consumer migration to e-commerce and over-the-top media consumption upends brick and mortar retailing, the business models of cable television providers and their content partners, and advertising models in general, all at an accelerating pace. The success of technological innovation as applied to oil and gas exploration by frackers in shale formations in the U.S. has led to both a boom and a bust for that industry that is currently reverberating throughout domestic and world economies.

Transportation is another area that is benefitting from applied information and logistics, at the same time it is reeling from the downturn in energy and agriculture, not to mention the — we think — yet uncertain impact of the evolving brick and mortar retail landscape. The commercial real estate sector has yet to experience the full impact of many of these changes, but as evidenced by the restructuring announced by Macy’s in the first week of January, much change lies ahead for that area of the U.S. economy. The automobile industry is in the early stages of extreme innovation as it moves from focusing on improving fuel efficiency and controlling emissions to delivering fail safe driver assist safety features and autonomously operating vehicles. Semiconductor and software companies that can develop the operating systems and hardware that can lead these innovations will be huge beneficiaries.

In financials, regulation has brought many changes and unintended consequences for capital markets, much of which we have likely not yet witnessed, but technology promises to bring even greater change as payment systems and methodologies evolve to meet the demands of mobile consumers who want to shop and pay whenever and wherever, with great efficiency and the highest levels of security. The status quo will be challenged and today’s financial system giants will be tasked with maintaining relevance and profitability.

Health Care is another important area where changes in product development, the delivery of care and the use of information to tie it all together and make it perform at an even higher level in the future have significant implications for patients, providers and investors. All of this, across all of the economy is just the beginning.

As investors we must balance the stresses of the current environment with the challenges and opportunities of the future, even as the future seems to be speeding toward us at an unprecedented pace. The worry over the current state of affairs in the economy and the stock market, while appropriate, seems a little late to us. The hit to the U.S. economy from oil price weakness, dollar strength and emerging market growth difficulties began to develop over a year ago, gaining strength and impact as 2015 developed. A recession has been at hand across much of our economy and stocks across the energy, industrials, materials and consumer discretionary sectors have logged significant losses relative to the broader stock market indices. While the “all-clear” signal has yet to sound, opportunity is developing in the stocks of very good companies across all of these groups. Many market participants are loathe to risk finding that opportunity in such a rapidly changing and challenging environment, especially as the Fed has signaled that it will be less accommodative as the year progresses. In addition, there is risk that the stresses in the credit markets from the troubles in the energy sector will become more widespread, presenting a risk to broad economic activity.

We believe, however, that there are many encouraging offsets to the negatives we see in the economy, including low oil prices, which are a big benefit to consumers, solid job growth, encouraging wage gains, firmness in the service sector, several quarters of strong household formation activity, and growth in the housing market. Many stocks have discounted serious concerns and are poised for better performance as investors look beyond the safety of consensus leaders in the market to find differentiated return opportunities. We think a shift in investor perspective about real value in the market will be a benefit to the Portfolio, as we continue to invest in companies that present a balance of growth and valuation that can yield substantial return opportunities for our shareholders over time.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in mid-cap stocks may carry more risk than investing in stocks of larger, more-established companies. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s value and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. These and other risks are more fully described in the Portfolio’s prospectus.

2015	ANNUAL REPORT	129

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Mid Cap Growth.

130	ANNUAL REPORT	2015

PORTFOLIO HIGHLIGHTS

Mid Cap Growth

Asset Allocation

Stocks	97.0%
Consumer Discretionary	19.9%
Health Care	18.7%
Information Technology	17.8%
Industrials	16.7%
Financials	11.1%
Consumer Staples	6.5%
Energy	3.6%
Materials	2.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.0%

Top 10 Equity Holdings

Company	Sector	Industry
Zoetis, Inc.	Health Care	Pharmaceuticals
Electronic Arts, Inc.	Information Technology	Home Entertainment Software
Intuitive Surgical, Inc.	Health Care	Health Care Equipment
Northern Trust Corp.	Financials	Asset Management & Custody Banks
Fastenal Co.	Industrials	Trading Companies & Distributors
Fortune Brands Home & Security, Inc.	Industrials	Building Products
CME Group, Inc.	Financials	Specialized Finance
CoStar Group, Inc.	Industrials	Research & Consulting Services
Microchip Technology, Inc.	Information Technology	Semiconductors
Signature Bank	Financials	Regional Banks

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2015	ANNUAL REPORT	131

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Mid Cap Growth	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-15	–5.78%
5-year period ended 12-31-15	8.32%
10-year period ended 12-31-15	8.41%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

132	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Mid Cap Growth (in thousands) DECEMBER 31, 2015

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel Retail – 1.0%
DSW, Inc., Class A	236	$5,621

Apparel, Accessories & Luxury Goods – 4.1%
Burberry Group plc (A)	304	5,362
Kate Spade & Co. (B)	264	4,687
Polo Ralph Lauren Corp. (C)	87	9,680
Under Armour, Inc., Class A (B)	55	4,469

		24,198

Auto Parts & Equipment – 1.6%
BorgWarner, Inc.	210	9,088

Homebuilding – 1.5%
D.R. Horton, Inc.	279	8,928

Homefurnishing Retail – 2.6%
Bed Bath & Beyond, Inc. (B)	165	7,982
Williams-Sonoma, Inc.	119	6,947

		14,929

Internet Retail – 1.2%
TripAdvisor, Inc. (B)	83	7,088

Leisure Products – 3.4%
Mattel, Inc.	350	9,500
Polaris Industries, Inc.	123	10,540

		20,040

Restaurants – 1.6%
Dunkin’ Brands Group, Inc. (C)	225	9,604

Specialty Stores – 2.9%
Tiffany & Co.	117	8,925
Tractor Supply Co.	94	8,038

		16,963

Total Consumer Discretionary – 19.9%		116,459
Consumer Staples

Distillers & Vintners – 0.5%
Brown-Forman Corp., Class B	32	3,179

Food Retail – 1.5%
Whole Foods Market, Inc.	257	8,596

Packaged Foods & Meats – 4.5%
Blue Buffalo Pet Products, Inc. (B)	224	4,193
Hain Celestial Group, Inc. (The) (B)	219	8,844
Mead Johnson Nutrition Co. (C)	167	13,216

		26,253

Total Consumer Staples – 6.5%		38,028

COMMON STOCKS (Continued)	Shares	Value
Energy

Oil & Gas Exploration & Production – 3.6%
Cabot Oil & Gas Corp.	271	$4,789
Cimarex Energy Co.	56	5,031
Continental Resources, Inc. (B)	244	5,610
Noble Energy, Inc.	162	5,323

		20,753

Total Energy – 3.6%		20,753
Financials

Asset Management & Custody Banks – 3.6%
Northern Trust Corp.	223	16,081
Oaktree Capital Group LLC	103	4,898

		20,979

Regional Banks – 5.0%
First Republic Bank	185	12,226
Signature Bank (B)	93	14,277
UMB Financial Corp.	58	2,716

		29,219

Specialized Finance – 2.5%
CME Group, Inc.	166	14,997

Total Financials – 11.1%		65,195
Health Care

Biotechnology – 5.3%
ACADIA Pharmaceuticals, Inc. (B)	116	4,126
Alkermes plc (B)	166	13,147
BioMarin Pharmaceutical, Inc. (B)	86	9,048
Medivation, Inc. (B)	107	5,175

		31,496

Health Care Distributors – 1.5%
Henry Schein, Inc. (B)	55	8,765

Health Care Equipment – 3.2%
Edwards Lifesciences Corp. (B)	10	761
Intuitive Surgical, Inc. (B)	33	17,919

		18,680

Health Care Facilities – 0.9%
Acadia Healthcare Co., Inc. (B)	85	5,298

Health Care Services – 2.1%
Diplomat Pharmacy, Inc. (B)	97	3,314
Laboratory Corp. of America Holdings (B)	74	9,091

		12,405

Health Care Supplies – 1.5%
Align Technology, Inc. (B)	132	8,674

Health Care Technology – 1.1%
Cerner Corp. (B)(C)	106	6,348

COMMON STOCKS (Continued)	Shares	Value
Pharmaceuticals – 3.1%
Zoetis, Inc.	378	$18,136

Total Health Care – 18.7%		109,802
Industrials

Air Freight & Logistics – 1.9%
Expeditors International of Washington, Inc.	244	11,019

Building Products – 2.6%
Fortune Brands Home & Security, Inc. (C)	277	15,361

Electrical Components & Equipment – 0.5%
Generac Holdings, Inc. (B)	103	3,064

Industrial Machinery – 1.8%
IDEX Corp.	90	6,915
Woodward, Inc.	71	3,540

		10,455

Research & Consulting Services – 6.1%
CoStar Group, Inc. (B)(D)	72	14,933
Towers Watson & Co., Class A	89	11,465
Verisk Analytics, Inc., Class A (B)	122	9,353

		35,751

Trading Companies & Distributors – 2.7%
Fastenal Co.	383	15,620

Trucking – 1.1%
J.B. Hunt Transport Services, Inc.	91	6,648

Total Industrials – 16.7%		97,918
Information Technology

Application Software – 2.3%
ANSYS, Inc. (B)	95	8,808
Ellie Mae, Inc. (B)	46	2,787
Guidewire Software, Inc. (B)	35	2,084

		13,679

Communications Equipment – 1.0%
F5 Networks, Inc. (B)	59	5,757

Data Processing & Outsourced Services – 1.6%
Alliance Data Systems Corp. (B)	34	9,438

Electronic Manufacturing Services – 0.4%
Trimble Navigation Ltd. (B)	106	2,277

Home Entertainment Software – 3.1%
Electronic Arts, Inc. (B)(C)	261	17,937

2015	ANNUAL REPORT	133

SCHEDULE OF INVESTMENTS

Mid Cap Growth (in thousands) DECEMBER 31, 2015

COMMON STOCKS (Continued)	Shares	Value
Internet Software & Services – 2.7%
GrubHub, Inc. (B)	239	$5,773
Pandora Media, Inc. (B)	741	9,944

		15,717

IT Consulting & Other Services – 0.9%
Teradata Corp. (B)	207	5,461

Semiconductors – 2.5%
Microchip Technology, Inc.	315	14,661

Systems Software – 3.3%
Red Hat, Inc. (B)	90	7,474
ServiceNow, Inc. (B)	138	11,979

		19,453

Total Information Technology – 17.8%		104,380
Materials

Fertilizers & Agricultural Chemicals – 1.1%
Scotts Miracle-Gro Co. (The)	100	6,445

COMMON STOCKS (Continued)	Shares	Value
Specialty Chemicals – 1.6%
Valspar Corp. (The)	116	$9,611

Total Materials – 2.7%		16,056

TOTAL COMMON STOCKS – 97.0%		$568,591
(Cost: $552,462)

SHORT-TERM SECURITIES	Principal
Commercial Paper(E) – 2.5%
Army & Air Force Exchange Service,
0.390%, 1-4-16	$5,000	5,000
Intel Corp.,
0.210%, 2-25-16	3,000	2,998
Northern Illinois Gas Co.,
0.450%, 1-4-16	3,103	3,103
USAA Capital Corp.,
0.300%, 1-6-16	4,000	4,000

		15,101

SHORT-TERM SECURITIES (Continued)	Principal	Value
Master Note – 0.2%
Toyota Motor Credit Corp.,
0.435%, 1-6-16 (F)	$918	$918

TOTAL SHORT-TERM SECURITIES – 2.7%		$16,019
(Cost: $16,019)

TOTAL INVESTMENT SECURITIES – 99.7%		$584,610
(Cost: $568,481)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%		1,836

NET ASSETS – 100.0%		$586,446

Notes to Schedule of Investments

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	All or a portion of securities with an aggregate value of $944 are held in collateralized accounts for OTC derivatives collateral as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(D)	All or a portion of securities with an aggregate value of $620 are held in collateralized accounts to cover potential obligations with respect to outstanding written options.

(E)	Rate shown is the yield to maturity at December 31, 2015.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

The following written options were outstanding at December 31, 2015 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Value
Pacira Pharmaceuticals, Inc.	Goldman Sachs International	Put	329	January 2016	$85.00	$1,376	$(290)

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$568,591	$—	$—
Short-Term Securities	—	16,019	—
Total	$568,591	$16,019	$—
Liabilities
Written Options	$—	$290	$—

During the year ended December 31, 2015, securities totaling $6,428 were transferred from Level 2 to Level 1. These transfers were the result of fair value procedures applied to international securities due to significant market movement of the S&P 500 on December 31, 2014. Transfers out of Level 2 represent the values as of the beginning of the reporting period.

The following acronym is used throughout this schedule:

OTC = Over the Counter

See Accompanying Notes to Financial Statements.

134	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Money Market	(UNAUDITED)

Mira Stevovich

Below, Mira Stevovich, CFA, portfolio manager of the Ivy Funds VIP Money Market Fund, discusses positioning, performance and results for the fiscal year ended December 31, 2015. She has managed the Portfolio for 17 years and has 29 years of industry experience.

The Portfolio’s fiscal year ended on December 31, 2015 with short term rates higher due to the 0.25% rate increase by the Federal Reserve (Fed) on December 16, 2015. The Fed continued to maintain an accommodative policy that provided liquidity to the economy during most of the Portfolio’s fiscal year. However, the move by the Fed in December began the process of draining liquidity from the economy, albeit gradually. During the fiscal year, the money markets continued to be affected by low rates, as well as regulatory changes in the banking sector. The economy showed signs of improvement, and although there was some anticipation that the Fed would increase short term rates by 0.25% by its September 2015 board meeting, the low rate of inflation and economic deterioration in other parts of the world allowed for the continuation of an ultra-low federal funds target rate until the December rate increase.

Lower rates, higher-quality bias

The fiscal year started with the federal funds rate at between 0 and 0.25%, and changed to a rate between 0.25% and 0.50% at the Fed’s December 16, 2015 meeting. The Fed had been testing Reverse Repo Programs to be integral to managing the federal funds rate once the Fed began increasing short-term rates. These programs helped the short-term market manage liquidity, and provided the Fed with useful data. The Reverse Repo Program had been capped at $300 billion, but with the rate increase, the cap on this program was lifted to allow for better management of short rates between the 0.25% and 0.50% rate band. As a result of potential rate changes, we will manage the Portfolio in a fashion based on the interest rate environment, closely monitoring any potential rate changes, and adjusting investments accordingly.

The drastically low rates of interest during the fiscal year restrained the performance of the Portfolio and rates on money market investments, in general. The Securities and Exchange Commission (SEC) regulation requiring that at least 30% of the Portfolio’s holdings mature in five business days or less also affected the Portfolio return, because very short maturities tend to carry the lowest interest rates.

Also acting to depress rates on the shortest maturities are new banking regulations, which make short-term borrowing by banks less attractive. This has reduced the supply of securities in the short maturity range, adding downward pressure on rates. Within the confines of the Portfolio’s liquidity and maturity requirements, we sought to maintain yield by purchasing longer-dated securities when credit spreads were wide. We also invested in floating rate notes based on the one or three-month London Interbank Offered Rate (LIBOR). These notes carry an attractive rate of investment, while allowing us to maintain a modest “weighted average maturity” (WAM) of the Portfolio. The 3-month LIBOR rate began the fiscal year at 0.25560 and has moved gradually upwards until the December rate move ending the fiscal year higher at 0.61270%. The one-month LIBOR rate began the fiscal year at 0.17125 and ended the year higher at 0.42950%. Investments based on these indices provide quick upward rate resets as rates increase.

Credit quality remained an important factor in the management and performance of the Portfolio. We are cautious in our review of the companies and securities in which we invest. We select investments that we believe to be of the highest credit quality, based on our credit risk constraints, although this higher-quality bias can hold down yield.

Staying the course

This past year, we have emphasized investments of the highest credit quality from many industries and sectors, and we intend to continue to do so going forward. We remain very selective of our investments. Corporate debt was used as an alternative investment when possible. We will continue to use floating-rate securities in the coming fiscal year, in anticipation of future rate increases. We intend to include U.S. Treasury and government agency securities, as necessary.

We are managing the Portfolio to comply with SEC regulations of money market funds, which were introduced in 2010. The SEC added these regulations in an effort to provide money market investors with greater protection and more timely information about the portfolio in which they invest. To this end, we are maintaining daily and weekly liquidity levels according to the regulations, and will continue to manage the Portfolio in a prudent manner and in accordance with SEC regulations.

Please remember that an investment in the Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

2015	ANNUAL REPORT	135

PORTFOLIO HIGHLIGHTS

Money Market	ALL DATA IS AS OF DECEMBER 31, 2015 (UNAUDITED)

Asset Allocation

Corporate Obligations	62.2%
Commercial Paper	33.0%
Notes	15.9%
Certificate Of Deposit	13.1%
Master Note	0.2%
Municipal Obligations	22.7%
United States Government and Government Agency Obligations	14.7%
Cash and Other Assets (Net of Liabilities)	0.4%

136	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Money Market (in thousands)	DECEMBER 31, 2015

CORPORATE OBLIGATIONS	Principal	Value
Certificate Of Deposit
Banco del Estado de Chile:
0.431%, 1-4-16 (A)	$2,750	$2,750
0.260%, 1-19-16	1,625	1,625
0.613%, 1-24-16 (A)	7,500	7,500
0.582%, 1-26-16 (A)	3,200	3,200
0.632%, 1-27-16 (A)	11,400	11,400
Bank of America N.A.,
0.350%, 3-1-16	6,000	6,000
Bank of Nova Scotia (The),
0.525%, 1-16-16 (A)	13,000	13,000
BMO Harris Bank N.A.:
0.599%, 1-7-16 (A)	8,500	8,500
0.486%, 1-10-16 (A)	8,430	8,430
Toyota Motor Credit Corp.,
0.660%, 1-18-16 (A)	8,500	8,500

Total Certificate Of Deposit – 13.1%		70,905
Commercial Paper (B)
Air Products and Chemicals, Inc.,
0.230%, 1-4-16	6,300	6,300
Army & Air Force Exchange Service,
0.210%, 1-26-16	2,000	1,999
Corporacion Andina de Fomento:
0.250%, 1-4-16	7,000	7,000
0.230%, 1-8-16	4,000	4,000
0.220%, 1-21-16	6,800	6,798
0.220%, 3-7-16	6,200	6,194
Emerson Electric Co.,
0.270%, 1-13-16	2,500	2,500
Essilor International S.A.:
0.220%, 1-4-16	1,150	1,150
0.160%, 1-25-16	1,000	1,000
Federal Home Loan Bank:
0.430%, 2-23-16	10,676	10,669
0.290%, 3-24-16	5,000	4,995
J.M. Smucker Co. (The),
0.290%, 1-4-16	2,600	2,600
John Deere Capital Corp.,
0.170%, 1-6-16	2,000	2,000
John Deere Financial Ltd. (GTD by John Deere Capital Corp.):
0.170%, 1-19-16	3,500	3,499
0.440%, 1-20-16	2,100	2,100
0.550%, 2-9-16	1,000	999
Johnson & Johnson,
0.400%, 1-13-16	2,000	2,000
L Air Liquide S.A.:
0.280%, 1-5-16	4,000	4,000
0.325%, 2-3-16	4,000	3,999
Malayan Banking Berhad (GTD by Wells Fargo Bank N.A.):
0.280%, 1-5-16	8,000	8,000
0.400%, 2-5-16	1,500	1,499
0.210%, 2-19-16	2,400	2,398
Microsoft Corp.:
0.190%, 1-6-16	5,000	5,000
0.240%, 1-20-16	1,273	1,273

CORPORATE OBLIGATIONS (Continued)	Principal	Value
Commercial Paper (B) (Continued)
National Oilwell Varco, Inc.,
0.280%, 1-4-16	$8,000	$8,000
Northern Illinois Gas Co.:
0.450%, 1-12-16	11,860	11,859
0.450%, 1-15-16	9,160	9,158
0.300%, 1-20-16	5,500	5,499
PACCAR Financial Corp. (GTD by PACCAR, Inc.),
0.450%, 2-12-16	3,000	2,998
Pfizer, Inc.,
0.220%, 2-11-16	2,500	2,499
River Fuel Co. #2, Inc. (GTD by Bank of Nova Scotia),
0.300%, 1-15-16	15,652	15,650
River Fuel Trust #1 (GTD by Bank of Nova Scotia),
0.530%, 1-15-16	3,500	3,499
Wisconsin Electric Power Co.:
0.650%, 1-5-16	6,000	6,000
0.260%, 1-8-16	6,000	5,999
Wisconsin Gas LLC:
0.160%, 1-5-16	8,410	8,410
0.650%, 1-8-16	6,000	5,999

Total Commercial Paper – 33.0%		177,542
Master Note
Toyota Motor Credit Corp.,
0.435%, 1-6-16(A)	1,043	1,043

Total Master Note – 0.2%		1,043
Notes
American Honda Finance Corp.,
0.341%, 1-11-16 (A)	4,300	4,300
Bank of Nova Scotia (The):
0.343%, 1-5-16 (A)	5,500	5,500
0.841%, 1-17-16 (A)	4,000	4,009
0.816%, 3-22-16 (A)	2,000	2,001
BMO Harris Bank N.A.,
0.810%, 1-18-16 (A)	7,000	7,000
GE Capital International Funding Co.,
0.964%, 4-15-16	17,510	17,528
General Electric Capital Corp.:
0.518%, 1-8-16 (A)	3,178	3,178
0.920%, 1-8-16 (A)	625	625
1.144%, 2-8-16 (A)	600	601
JPMorgan Chase Bank N.A.:
0.480%, 1-22-16 (A)	1,650	1,650
0.612%, 3-7-16 (A)	4,750	4,750
PepsiCo, Inc.,
0.617%, 2-26-16 (A)	1,150	1,150
Rabobank Nederland,
0.454%, 3-1-16 (A)	5,000	5,000

CORPORATE OBLIGATIONS (Continued)	Principal	Value
Notes (Continued)
Royal Bank of Canada,
0.443%, 3-12-16 (A)	$2,500	$2,498
Toyota Motor Credit Corp.,
0.331%, 1-14-16 (A)	7,500	7,500
Wells Fargo Bank N.A.:
0.407%, 1-20-16 (A)	7,500	7,500
0.602%, 1-20-16 (A)	3,000	3,000
0.607%, 3-10-16 (A)	3,500	3,500
0.632%, 3-15-16 (A)	4,500	4,500

Total Notes – 15.9%		85,790

TOTAL CORPORATE OBLIGATIONS – 62.2%		$335,280
(Cost: $335,280)

MUNICIPAL OBLIGATIONS
California – 3.9%
CA Hlth Fac Fin Auth, Var Rate Hosp Rev Bonds (Adventist Hlth Sys/West), Ser 1998B (GTD by U.S. Bank N.A.),
0.010%, 1-1-16 (A)	700	700
CA Infra and Econ Dev Bank, Var Rate Demand Rfdg Rev Bonds (LA Cnty Mus of Nat Hist Fndtn), Ser 2008A (GTD by Wells Fargo Bank N.A.),
0.010%, 1-1-16 (A)	1,900	1,900
CA Muni Fin Auth, Recovery Zone Fac Bonds (Chevron USA, Inc. Proj), Ser 2010C (GTD by Chevron Corp.),
0.010%, 1-1-16 (A)	4,314	4,314
CA Pollutn Ctl Fin Auth, Pollutn Ctl Rfdg Rev Bonds (Pacific Gas and Elec Co.), Ser C (GTD by TD Bank N.A.),
0.010%, 1-1-16 (A)	1,200	1,200
CA Statewide Cmnty Dev Auth, Multifam Hsng Rev Bonds (Wyndover Apts), Ser 2004 LL (GTD by U.S. Government),
0.030%, 1-7-16 (A)	2,232	2,232
CA Statewide Cmnty Dev Auth, Multifam Hsng Rev Bonds (The Crossings Sr Apts/Phase I), Ser 2005 I (GTD by U.S. Government),
0.030%, 1-7-16 (A)	8,700	8,700

2015	ANNUAL REPORT	137

SCHEDULE OF INVESTMENTS

Money Market (in thousands)	DECEMBER 31, 2015

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
California (Continued)
San Francisco City and Cnty, Pub Util Comnty Water Rev, Series A1T (Taxable), (GTD by Royal Bank of Canada),
0.330%, 1-27-16	$2,000	$2,000

		21,046

Colorado – 2.0%
Castle Rock, CO, Cert of Part, Ser 2008 (GTD by Wells Fargo Bank N.A.),
0.040%, 1-7-16 (A)	5,315	5,315
CO Hsng and Fin Auth, Multifam Hsng Rev Bonds (Greentree Vlg Apts Proj), Ser 2007 (GTD by U.S. Bank N.A.),
0.030%, 1-7-16 (A)	3,100	3,100
Exempla Gen Impvt Dist of Lafayette, CO, Spl Impvt Dist No. 02-01, Spl Assmt Rev Rfdg and Impvt Bonds, Ser 2002 (GTD by Wells Fargo Bank N.A.),
0.050%, 1-7-16 (A)	250	250
Sheridan Redev Agy CO Tax, Var Rfdg S Santa Fe Dr Corridor Redev PJ, Ser A-1 (GTD by JPMorgan Chase & Co.):
0.040%, 1-7-16 (A)	1,500	1,500
0.250%, 1-7-16 (A)	550	550

		10,715

Florida – 0.6%
FL Muni Power Agy, All-Requirements Power Supply Proj Var Rate Demand Rfdg Rev Bonds, Ser 2008C (GTD by Bank of America N.A.),
0.010%, 1-1-16 (A)	3,060	3,060

Georgia – 1.5%
Muni Elec Auth GA, Gen Resolution Proj Bond Anticipation Notes, Ser B (Taxable), (GTD by TD Bank N.A.),
0.250%, 1-14-16	3,850	3,850
Muni Elec Auth GA, Gen Resolution Proj Bond Anticipation Notes, Ser A (Taxable), (GTD by Wells Fargo Bank N.A.),
0.220%, 1-6-16	3,990	3,990

		7,840

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
Illinois – 0.3%
Elmhurst, IL, Adj Demand Rev Bonds, Joint Comsn on Accred of Hlthcare Org (GTD by JPMorgan Chase Bank N.A.),
0.010%, 1-7-16 (A)	$460	$460
IL Fin Auth, Var Rate Demand Rev Bonds (The Univ of Chicago Med Ctr), Ser D (GTD by JPMorgan Chase & Co.),
0.010%, 1-1-16 (A)	1,000	1,000

		1,460

Iowa – 0.2%
IA Fin Auth, Var Rate Demand Hlth Fac Rev Bonds (Great River Med Ctr Proj), Ser 2008 (GTD by Great River Medical Center),
0.010%, 1-1-16 (A)	1,065	1,065

Louisiana – 1.5%
LA Pub Fac Auth, Rev Bonds (Air Products and Chemicals Proj), Ser 2009A (GTD by Air Products and Chemicals, Inc.),
0.010%, 1-7-16 (A)	2,350	2,350
LA Pub Fac Auth, Rev Bonds (Air Products and Chemicals Proj), Ser 2008A (GTD by Air Products and Chemicals, Inc.),
0.010%, 1-1-16 (A)	3,941	3,941
Parish of St. Bernard, LA, Exempt Fac Rev Bonds (Mobil Oil Corp. Proj), Ser 1996 (GTD by Exxon Mobil Corp.),
0.010%, 1-1-16 (A)	1,600	1,600

		7,891

Maryland – 0.3%
MD Hlth and Higher Edu Fac Auth Rev Bonds, Anne Arundel Hlth Sys Issue, Ser 2009A (GTD by TD Bank N.A.),
0.345%, 1-7-16 (A)	$1,370	$1,370

Michigan – 0.3%
MI Strategic Fund, Var Rate Demand Ltd. Oblig Rev Bonds (Air Prod and Chemicals, Inc. Proj), Ser 2007 (GTD by Air Products and Chemicals, Inc.),
0.010%, 1-1-16 (A)	1,900	1,900

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
Minnesota – 0.4%
MN Office of Higher Edu, Adj Rate Supplemental Student Loan Prog Rev Bonds, Ser 2008B (Tax-Exempt), (GTD by U.S. Bank N.A.),
0.010%, 1-7-16 (A)	$2,000	$2,000

Mississippi – 1.6%
MS Business Fin Corp., Gulf Opp Zone Indl Dev Rev Bonds (Chevron USA, Inc. Proj), Ser 2007B (GTD by Chevron Corp.),
0.010%, 1-1-16 (A)	237	237
MS Business Fin Corp., Gulf Opp Zone Indl Dev Rev Bonds (Chevron USA, Inc. Proj), Ser 2007D (GTD by Chevron Corp.),
0.010%, 1-1-16 (A)	2,220	2,220
MS Business Fin Corp., Gulf Opp Zone Indl Dev Rev Bonds (Chevron USA, Inc. Proj), Ser 2010J (GTD by Chevron Corp.),
0.010%, 1-1-16 (A)	4,332	4,332
MS Business Fin Corp., Gulf Opp Zone Indl Dev Var Rev Bonds (Chevron USA, Inc. Proj), Ser 2007D (GTD by Chevron Corp.),
0.010%, 1-1-16 (A)	1,800	1,800

		8,589

Missouri – 0.2%
Kansas City, MO, Var Rate Demand Taxable Spl Oblig Rfdg Bonds (President Hotel Redev Proj), Ser 2009B (GTD by JPMorgan Chase & Co.),
0.420%, 1-7-16 (A)	1,340	1,340

New Jersey – 0.7%
NJ Hlth Care Fac Fin Auth, Rev Bonds, AHS Hosp Corp. Issue, Ser 2008C (GTD by JPMorgan Chase & Co.),
0.010%, 1-7-16 (A)	3,200	3,200
Trap Rock Industries, Inc., Var Demand Bonds, Ser 2005 (GTD by Wachovia Bank N.A.),
0.414%, 1-7-16 (A)	707	707

		3,907

New York – 3.6%
NY Hsng Fin Agy, Clinton Park Phase II Hsng Rev Bonds, Ser 2011 A-1 (GTD by Wells Fargo Bank N.A.),
0.010%, 1-7-16 (A)	2,000	2,000

138	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Money Market (in thousands)	DECEMBER 31, 2015

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
New York (Continued)
NY Hsng Fin Agy, Related-Caroline Apt Hsng Rev Bonds, Ser 2008A (GTD by Federal Home Loan Mortgage Corp.),
0.020%, 1-7-16 (A)	$2,400	$2,400
NY State Hsng Fin Agy, Maestro West Chelsea Hsng Rev Bonds, Ser 2014A (GTD by Wells Fargo Bank N.A.),
0.010%, 1-7-16 (A)	2,250	2,250
NY State Hsng Fin Agy, Maestro West Chelsea Hsng Rev Bonds, Ser 2015B (GTD by Wells Fargo Bank N.A.),
0.320%, 1-7-16 (A)	2,000	2,000
NY State Hsng Fin Agy, Riverside Ctr 2 Hsng Rev Bonds, Ser 2013A-2 (GTD by Bank of America N.A.),
0.010%, 1-7-16 (A)	5,000	5,000
NYC GO Bonds, Fiscal 2006 Ser E (GTD by Bank of America N.A.),
0.010%, 1-7-16 (A)	2,600	2,600
NYC Hsng Dev Corp., Multi-Fam Mtg Rev Bonds (Target V Apt), Ser 2006A (GTD by Citibank N.A.),
0.020%, 1-7-16 (A)	3,000	3,000

		19,250

Ohio – 0.3%
Columbus Rgnl Arpt Auth, Cap Funding Rev Bonds (OASBO Expanded Asset Pooled Fin Prog), Sr Ser 2006 (GTD by U.S. Bank N.A.),
0.030%, 1-7-16 (A)	$1,800	$1,800

Oregon – 0.1%
Hosp Fac Auth of Clackamas Cnty, OR, Rev Bonds (Legacy Hlth Sys), Ser 2008B (GTD by U.S. Bank N.A.),
0.010%, 1-7-16 (A)	700	700

South Dakota – 0.7%
SD Hlth and Edu Fac Auth, Var Rate Demand Rev Bonds (Sioux Vly Hosp and Hlth Sys), Ser 2001C (GTD by U.S. Bank N.A.),
0.010%, 1-7-16 (A)	3,700	3,700

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
Tennessee – 1.0%
Johnson City, TN Hlth and Edu Fac, Hosp Rev Bonds (Mountain States Hlth Alliance), Ser 2013A (GTD by U.S. Bank N.A.),
0.010%, 1-7-16 (A)	$5,500	$5,500

Texas – 2.4%
Harris Cnty Hosp Dist, Sr Lien Rfdg Rev Bonds, Ser 2010 (GTD by JPMorgan Chase & Co.),
0.010%, 1-7-16 (A)	1,500	1,500
Port Arthur Nav Dist Indl Dev Corp., Exempt Fac Var Rate Rev Bonds (Air Products Proj), Ser 2006 (GTD by Air Products and Chemicals, Inc.),
0.010%, 1-1-16 (A)	9,220	9,220
Port Arthur Nav Dist Indl Dev Corp., Exempt Fac Var Rate Rev Bonds (Air Prdts Proj), Ser 2005 (GTD by Air Products and Chemicals, Inc.),
0.010%, 1-1-16 (A)	2,250	2,250

		12,970

Wisconsin – 0.7%
WI Hlth and Edu Fac Auth, Var Rate Demand Rev Bonds (Wausau Hosp, Inc.), Ser 1998B (GTD by JPMorgan Chase Bank N.A.),
0.010%, 1-7-16 (A)	4,000	4,000

Wyoming – 0.4%
Uinta Cnty, WY, Pollutn Ctl Rfdg Rev Bonds (Chevron USA, Inc. Proj), Ser 1992 (GTD by Chevron Corp.),
0.010%, 1-1-16 (A)	2,381	2,381

TOTAL MUNICIPAL OBLIGATIONS – 22.7%		$122,484
(Cost: $122,484)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
Treasury Bills – 3.0%
U.S. Treasury Bills:
0.290%, 6-23-16	6,000	5,985
0.550%, 6-30-16	10,500	10,471

		16,456

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Treasury Notes – 1.5%
U.S. Treasury Notes,
0.428%, 1-2-16 (A)	$8,000	$7,976

United States Government Agency Obligations – 10.2%
Overseas Private Investment Corp. (GTD by U.S. Government):
0.300%, 1-6-16 (A)	6,567	6,567
0.320%, 1-6-16 (A)	800	800
0.330%, 1-6-16 (A)	6,571	6,571
0.420%, 1-6-16 (A)	1,300	1,300
0.320%, 1-7-16 (A)	4,300	4,300
0.330%, 1-7-16 (A)	23,800	23,800
0.420%, 1-7-16 (A)	6,800	6,800
0.330%, 1-29-16 (A)	5,100	5,100

		55,238

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS – 14.7%		$79,670
(Cost: $79,670)

TOTAL INVESTMENT SECURITIES – 99.6%		$537,434
(Cost: $537,434)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.4%		1,908

NET ASSETS – 100.0%		$539,342

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

(B)	Rate shown is the yield to maturity at December 31, 2015.

2015	ANNUAL REPORT	139

SCHEDULE OF INVESTMENTS

Money Market (in thousands)	DECEMBER 31, 2015

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Obligations	$—	$335,280	$—
Municipal Obligations	—	122,484	—
United States Government and Government Agency Obligations	—	79,670	—
Total	$—	$537,434	$—

During the year ended December 31, 2015, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

140	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Real Estate Securities	(UNAUDITED)

Matthew K. Richmond

Lowell R. Bolken

Ivy Funds VIP Real Estate Securities is subadvised by Advantus Capital Management, Inc. Below, Matthew K. Richmond and Lowell R. Bolken, portfolio managers of Ivy Funds VIP Real Estate Securities, discuss positioning, performance and results for the fiscal year ended December 31, 2015. Mr. Richmond has managed the Portfolio since 2014 and has 21 years of industry experience. Mr. Bolken has managed the Portfolio since 2005 and has 26 years of industry experience.

Fiscal year Performance

For the 12 Months Ended December 31, 2015
Ivy Funds VIP Real Estate Securities	4.78%
Benchmark(s) and/or Lipper Category
Wilshire Real Estate Securities Index	4.81%
(generally reflects the performance of securities representing the commercial real estate market)
Lipper Variable Annuity Real Estate Funds Universe Average	2.33%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Volatility amid an uncertain backdrop

While real estate stocks delivered positive returns in 2015, outpacing many broader equity indices, the path to those returns was anything but smooth. The sector spent much of the year in negative territory before rallying in the fourth quarter to finish with a positive return. Fears of rising interest rates and their impact on all asset valuations; slow, uninspiring growth in gross domestic product (GDP); dramatic geopolitical events including rising terrorism; and widespread uncertainty around the policy actions of the U.S. Federal Reserve were headwinds for the equity markets.

U.S. commercial real estate conditions improved steadily throughout the year. Occupancies and rental rates across all major property types improved, and reached record levels in apartments and self-storage facilities. New construction activity remained limited and, in instances in which construction appeared to be heating up, demand was sufficiently robust to absorb the new supply. Thus, we believe the fundamental backdrop for the sector is stable, potentially allowing for a longer-than-average recovery cycle.

Selective positioning across sectors

The Fund delivered a positive total return for the fiscal year, in line with its benchmark index. Favorable stock selection on owners of self-storage facilities, health care facilities, multifamily communities and regional malls contributed significantly to relative performance. Overweight positions relative to the benchmark within self-storage and apartments sectors — each of which are experiencing tremendous demand and rental rate growth — were among the most significant contributors. A decision to underweight stocks of owners of health care facilities, whose returns were muted by fears of rising interest rates and a broadly changing health care reimbursement landscape, also contributed positively. Finally, stock selection within regional malls was also favorable to relative returns. Avoidance of underperforming, low-quality regional mall owners (whose returns badly lagged the index) was a key contributor within the mall category. An underweight position to owners of data center facilities was the primary detractor from the Fund’s relative performance compared to the benchmark.

The Portfolio was positioned to potentially benefit from improvement in GDP and employment, a stable interest rate environment and healthy overall U.S. capital markets. The Portfolio focused the majority of its holdings in mid- and large-capitalization companies with a bias toward major urban, coastal and sunbelt markets.

A common theme among individual holdings within the Portfolio was investment in companies we believe own well-located, high-quality properties; feature stable balance sheets; are exhibiting improving property fundamentals; and have above-average cash-flow growth prospects. From a property-type perspective, the Portfolio held specific concentrations in owners of apartments, warehouses, urban-centric office buildings and self-storage facilities.

Outlook for 2016

We believe the commercial real estate market is healthy, with occupancies and rental rates across all major property types showing steady improvement. Indeed, several property sectors are at or near record-high occupancy. In our view, the limited new construction activity should allow landlords to command higher rental rates in the coming year. In that environment, we believe 2016 may provide another year of cash-flow growth for real estate investment trusts (REITs). We currently forecast cash-flow growth of 6-8% across the sector, with similar levels of dividend growth.

Absent a dramatic slowdown in economic growth, we think companies who own assets with shorter lease duration, such as apartments, industrial, and self-storage facilities, will be able to more quickly reset rental rates to current market levels than owners of other property types. We also believe that an improving labor market will provide support for consumer spending patterns and result in higher occupancies at community shopping

2015	ANNUAL REPORT	141

centers. However, the sustainability of U.S. economic growth recently has been questioned, particularly against a backdrop of weak global growth. If growth forecasts begin to worsen or employment gains begin to moderate, landlord pricing power is likely to moderate and require a more defensive portfolio strategy.

Upward volatility in the 10-Year Treasury yield continues to represent a risk to REIT performance. Beginning with the May 2013 “taper tantrum” related to a potential reduction in Fed stimulus, REIT share prices have recently shown a much higher correlation with 10-Year Treasury yield movements than has typically been the case. Historically the relationship has been modest, at best. While mindful of present conditions, we have long believed REIT returns over time are influenced primarily by underlying economic and real estate operating conditions rather than by prevailing interest rate levels or movements.

In today’s ultra-low-rate environment, many investment alternatives (not just REITs) have become more highly correlated to interest rate movements. Thus, as we look toward the Fed’s exit from its zero interest rate policy, it will be important to consider the influence any policy shift has on longer-dated Treasury yields. We continue to believe that the long end of the curve will remain near recent levels for an extended period. In that situation, we believe a macro environment of slow growth with stable, low interest rates will continue to provide a favorable backdrop for commercial real estate.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. Investment risks associated with real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values. Real estate securities are subject to interest-rate risk and, as such, the Portfolio’s net asset value may fall as interest rates rise. Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Real Estate Securities.

142	ANNUAL REPORT	2015

PORTFOLIO HIGHLIGHTS

Real Estate Securities	ALL DATA IS AS OF DECEMBER 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	98.3%
Financials	95.9%
Information Technology	2.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.7%

Top 10 Equity Holdings

Company	Sector	Industry
Simon Property Group, Inc.	Financials	Retail REITs
Public Storage, Inc.	Financials	Specialized REITs
Equity Residential	Financials	Residential REITs
AvalonBay Communities, Inc.	Financials	Residential REITs
Essex Property Trust, Inc.	Financials	Residential REITs
ProLogis	Financials	Industrial REITs
Vornado Realty Trust	Financials	Office REITs
Boston Properties, Inc.	Financials	Office REITs
Health Care, Inc.	Financials	Health Care REITs
SL Green Realty Corp.	Financials	Office REITs

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2015	ANNUAL REPORT	143

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Real Estate Securities	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-15	4.78%
5-year period ended 12-31-15	11.26%
10-year period ended 12-31-15	6.58%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

144	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Real Estate Securities (in thousands) DECEMBER 31, 2015

COMMON STOCKS	Shares	Value
Financials

Health Care REITs – 4.9%
Care Capital Properties, Inc.	10	$300
HCP, Inc.	11	405
Health Care, Inc.	24	1,599

		2,304

Hotel & Resort REITs – 0.6%
Pebblebrook Hotel Trust	10	291

Industrial REITs – 6.2%
DCT Industrial Trust, Inc.	14	505
First Industrial Realty Trust, Inc.	21	463
ProLogis	46	1,958

		2,926

Office REITs – 21.2%
Alexandria Real Estate Equities, Inc.	15	1,319
Boston Properties, Inc.	14	1,811
Douglas Emmett, Inc.	20	621
Duke Realty Corp.	58	1,223
Highwoods Properties, Inc.	18	772
Hudson Pacific Properties, Inc.	15	425
Kilroy Realty Corp.	2	114
Mack-Cali Realty Corp.	22	502
SL Green Realty Corp.	13	1,446
Vornado Realty Trust	18	1,819

		10,052

Residential REITs – 21.8%
American Campus Communities, Inc.	11	471
Apartment Investment and Management Co., Class A	21	832
AvalonBay Communities, Inc.	12	2,202

COMMON STOCKS (Continued)	Shares	Value
Residential REITs (Continued)
Equity Lifestyle Properties, Inc.	14	$907
Equity Residential	30	2,458
Essex Property Trust, Inc.	9	2,119
UDR, Inc.	37	1,374

		10,363

Retail REITs – 24.1%
Acadia Realty Trust	12	402
Brixmor Property Group, Inc.	23	599
Federal Realty Investment Trust	8	1,154
General Growth Properties, Inc.	44	1,204
Kimco Realty Corp.	42	1,109
Macerich Co. (The)	7	573
Regency Centers Corp.	12	811
Simon Property Group, Inc.	24	4,576
Taubman Centers, Inc.	4	322
Weingarten Realty Investors	20	702

		11,452

Specialized REITs – 17.1%
CubeSmart	25	756
Digital Realty Trust, Inc.	12	870
Extra Space Storage, Inc.	14	1,235
Host Hotels & Resorts, Inc.	64	984
Public Storage, Inc.	11	2,750
RLJ Lodging Trust	17	359
Ventas, Inc.	21	1,162

		8,116

Total Financials – 95.9%		45,504

COMMON STOCKS (Continued)	Shares	Value
Information Technology

Internet Software & Services – 2.4%
Equinix, Inc.	4	$1,115

Total Information Technology – 2.4%		1,115

TOTAL COMMON STOCKS – 98.3%		$46,619
(Cost: $40,926)

SHORT-TERM SECURITIES	Principal
Master Note – 1.1%
Toyota Motor Credit Corp., 0.435%, 1-6-16 (A)	$539	539

TOTAL SHORT-TERM SECURITIES – 1.1%		$539
(Cost: $539)

TOTAL INVESTMENT SECURITIES – 99.4%		$47,158
(Cost: $41,465)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.6%		276

NET ASSETS – 100.0%		$47,434

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$46,619	$—	$—
Short-Term Securities	—	539	—
Total	$46,619	$539	$—

During the year ended December 31, 2015, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	145

MANAGEMENT DISCUSSION

Science and Technology	(UNAUDITED)

Zachary H. Shafran

Below, Zachary H. Shafran, portfolio manager of Ivy Funds VIP Science and Technology, discusses positioning, performance and results for the fiscal year ended December 31, 2015. He has managed the Portfolio since March 2001 and has 27 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2015
Ivy Funds VIP Science and Technology	–2.88%
Benchmark(s) and/or Lipper Category
S&P North American Technology Sector Index	9.91%
(generally reflects the performance of U.S. science and technology stocks)
Lipper Variable Annuity Science and Technology Funds Universe Average	5.77%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Uncertainty continues with slow global growth

Equity and fixed-income markets were volatile in the fiscal year ended December 31, 2015. The U.S. continued to demonstrate stable growth, albeit at low levels. The U.S. Federal Reserve (Fed) started its normalization process of raising interest rates in December 2015. Additional rate increases may take place at some point this upcoming year. Inflation generally surprised on the downside with the drop in commodity prices and lackluster wage growth. On the international front, economic growth remained sluggish despite a continued policy of central bank easing. During the fourth quarter, the Eurozone was disappointed with Draghi’s tempered announcement during the most recent European Central Bank (ECB) meeting as expectations were high for a more aggressive response to the current slow-growth conditions.

The decline in energy prices that started mid-year 2014 gathered steam as robust North American production, in addition to the recovery of oil supplies in OPEC nations (Libya and Iraq), has overwhelmed tepid global demand for the commodity. The continued downgrading of demand growth through the year, along with OPEC’s unwillingness to support price levels by curtailing output, led to the rapid decline in price levels. Additionally, the lifting of Western sanctions on Iranian oil could worsen the existing oversupply problem. Iran’s deputy oil minister has expressed confidence the country can produce an extra 500,000 barrels of oil a day — we believe a bigger oil glut is looming.

On the year, information technology stocks performed well, with the Portfolio’s benchmark index advancing approximately 10%. The market was notably narrow with the top five companies in the benchmark accounting for the vast majority of the benchmark’s return. Key contributors included software and services as well as electronic components. We believe balance sheet strength (large cash balances and relatively low debt levels), increases in dividend payments and strong management were key in providing stability and growth to the sector. On the health care front, we believe there are many investment opportunities in those companies that are able to provide innovative solutions or services to the end user.

A volatile year

The Portfolio underperformed its benchmark and its peer-group average during the period. Poor stock selection in industrials, consumer discretionary and information technology were the main detractors to relative performance, while overall sector allocation also contributed to the relative decline. In terms of specific holdings, a position in Micron Technology Inc. was the greatest detractor to performance for the year, followed by the Fund’s holding of Tenet Healthcare Corp. Micron Technology reported disappointing earnings and guidance during the fiscal year. Weakness in the PC industry, along with cost and margin concerns, negatively impacted performance during the period. Additionally, in 2015 virtually all of the technology sector’s outperformance came from a few names, including Facebook, Amazon, Netflix, and Google, accounting for a very narrow market for outperformance. While we had sizable positions in Facebook and Google, our relative underweight in these positions compared to the index and the lack of exposure to Amazon and Netflix negatively impacted Portfolio performance.

Unfortunately, the Portfolio’s “applied science and technology” investment approach diminished performance. The Portfolio’s allocation to health care, a sector not included in the Portfolio’s benchmark index, was a notable detractor to performance; however, we believe this is one of the sectors with the greatest opportunity for innovation and growth going forward.

Portfolio positioning

While we recognize the challenges of the world economic backdrop, we are excited about the innovation and growth that is taking place within certain companies. We believe many of the stocks in the information technology space remain relatively inexpensive and are well-positioned going forward. As confidence is restored, we believe there should be an increase in capital expenditure in various markets around the world as companies become more comfortable with the high cost transitions related to changes in internal infrastructure. The Portfolio had about 67% of its equity exposure in the information technology sector as of December 31, 2015.

146	ANNUAL REPORT	2015

Our exposure to health care names over the year remained relatively stable, and as of the fiscal year-end, about 23% of the Portfolio’s equity holdings were in the health care sector. We believe managed care companies will benefit from the implementation of government initiatives. Also, in developing markets, as the standard of living increases, we believe the demand for quality health care increases as well. In our view, medical technology, biotechnology, medical records and pharmaceuticals are among the greatest innovators and early adopters of new science and technology, so we are paying particularly close attention to companies in those areas as well. We also are looking more closely at companies that may benefit from a continued low interest rate environment.

The “applied science and technology” holdings span several industries and sectors and make up the remainder of the Portfolio’s equity composition, totaling approximately 10%. The Portfolio’s cash position as of December 31, 2015 was about 7.4%. Our current cash allocation is slightly higher than the Portfolio’s historic average allocation. We almost always have some cash on hand in an effort to take advantage of opportunities that may present themselves or to use as a defensive measure to protect the Portfolio in adverse market conditions.

Seeking opportunities in a muted growth environment

We believe global economic growth is fragile and is being buoyed by an extremely aggressive global monetary policy. For instance, early in 2015 the ECB unveiled details of a trillion-euro bond purchase program. It seems that only the Fed has moved in a direction of tighter policy. All in all, we think eventual improvement in economic growth will lead to tighter monetary and, to a lesser extent, fiscal policy across the globe.

For the upcoming fiscal year, lingering fiscal concerns and other geopolitical risks have resulted in a rather muted growth outlook. That said, in mixed economic environments, we believe there are many potential investment opportunities — especially in scarce resources, data, mobility and health care — around the world. As we look at the securities of such companies, we are focused on what we believe are good growth prospects and sound capital structures. We believe there will be a modest improvement in capital spending trends, and we are looking for a continuation of an active mergers-and-acquisition environment. As always, we will carefully monitor the macroeconomic environment, but our focus remains primarily on security-specific fundamental research. Going forward, we believe this attention to bottom-up research, coupled with the innovation and transformation under way across the globe, will continue to provide investment opportunities for the Portfolio.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Because the Fund invests more than 25% of its total assets in the science and technology industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Fund’s performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of science and technology related securities. Investment risks associated with investing in science and technology securities, in addition to other risks, include: operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and obsolescence of existing technology. International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole. In addition, dividend-paying companies may not pay dividends in the future; such dividends, if declared, may not remain at current levels or increase over time. The amount of any dividend the company may pay may fluctuate significantly. Dividend-paying stocks can decline in value when interest rates rise; this risk may be greater during the current period of historically low interest rates. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Funds VIP Science and Technology.

2015	ANNUAL REPORT	147

PORTFOLIO HIGHLIGHTS

Science and Technology	ALL DATA AS OF DECEMBER 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	92.2%
Information Technology	61.9%
Health Care	20.8%
Industrials	2.6%
Consumer Discretionary	2.2%
Telecommunication Services	1.9%
Financials	1.2%
Utilities	0.9%
Materials	0.5%
Consumer Staples	0.2%
Warrants	0.0%
Purchased Options	0.1%
Bonds	0.4%
Corporate Debt Securities	0.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	7.3%

Country Weightings

North America	75.5%
United States	75.5%
Europe	7.1%
Pacific Basin	5.3%
Other	3.9%
Israel	3.9%
Bahamas/Caribbean	0.8%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Purchased Options	7.4%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Alliance Data Systems Corp.	United States	Information Technology	Data Processing & Outsourced Services
Vertex Pharmaceuticals, Inc.	United States	Health Care	Biotechnology
Euronet Worldwide, Inc.	United States	Information Technology	Data Processing & Outsourced Services
Aspen Technology, Inc.	United States	Information Technology	Application Software
Micron Technology, Inc.	United States	Information Technology	Semiconductors
Microsoft Corp.	United States	Information Technology	Systems Software
Isis Pharmaceuticals, Inc.	United States	Health Care	Biotechnology
WNS (Holdings) Ltd. ADR	India	Information Technology	Data Processing & Outsourced Services
Cerner Corp.	United States	Health Care	Health Care Technology
ACI Worldwide, Inc.	United States	Information Technology	Application Software

See your advisor for more information on the Portfolio’s most recent published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

148	ANNUAL REPORT	2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Science and Technology	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-15	-2.88%
5-year period ended 12-31-15	13.49%
10-year period ended 12-31-15	10.48%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2015	ANNUAL REPORT	149

SCHEDULE OF INVESTMENTS

Science and Technology (in thousands)	DECEMBER 31, 2015

COMMON STOCKS	Shares	Value
Consumer Discretionary

Consumer Electronics – 2.2%
Garmin Ltd.	149	$5,546
Harman International Industries, Inc.	79	7,423

		12,969

Total Consumer Discretionary – 2.2%		12,969
Consumer Staples

Agricultural Products – 0.2%
Arcadia Biosciences, Inc. (A)	299	910

Total Consumer Staples – 0.2%		910
Financials

Specialized REITs – 1.2%
QTS Realty Trust, Inc., Class A	159	7,159

Total Financials – 1.2%		7,159
Health Care

Biotechnology – 9.7%
Evogene Ltd. (A)	175	1,412
FibroGen, Inc. (A)	113	3,440
Isis Pharmaceuticals, Inc. (A)	318	19,712
PTC Therapeutics, Inc. (A)	95	3,075
Seres Therapeutics, Inc. (A)	32	1,113
Spark Therapeutics, Inc. (A)	12	530
Vertex Pharmaceuticals, Inc. (A)	216	27,229

		56,511

Health Care Equipment – 0.7%
Avinger, Inc. (A)	133	3,031
Cardiovascular Systems, Inc. (A)	86	1,294

		4,325

Health Care Facilities – 2.1%
Tenet Healthcare Corp. (A)	410	12,429

Health Care Technology – 3.2%
Cerner Corp. (A)	308	18,508

Life Sciences Tools & Services – 1.8%
PRA Health Sciences, Inc. (A)	228	10,327

Managed Health Care – 0.3%
Cigna Corp.	11	1,566

COMMON STOCKS (Continued)	Shares	Value
Pharmaceuticals – 3.0%
Teva Pharmaceutical Industries Ltd. ADR	268	$17,605

Total Health Care – 20.8%		121,271
Industrials

Building Products – 0.7%
Advanced Drainage Systems, Inc.	172	4,126

Construction & Engineering – 0.2%
Abengoa S.A., Class B (B)	339	72
Abengoa S.A., Class B ADR	578	739

		811

Industrial Machinery – 1.7%
Pentair, Inc.	204	10,104

Total Industrials – 2.6%		15,041
Information Technology

Application Software – 10.4%
ACI Worldwide, Inc. (A)	832	17,805
Aspen Technology, Inc. (A)	669	25,250
Globant S.A. (A)	151	5,664
Mobileye N.V. (A)	96	4,071
Silver Spring Networks, Inc. (A)	552	7,959

		60,749

Data Processing & Outsourced Services – 14.8%
Alliance Data Systems Corp. (A)	112	31,087
Euronet Worldwide, Inc. (A)(C)	358	25,939
EVERTEC, Inc.	167	2,797
First Data Corp., Class A (A)	209	3,340
QIWI plc ADR	223	3,996
WNS (Holdings) Ltd. ADR (A)	611	19,051

		86,210

Electronic Components – 2.1%
Universal Display Corp. (A)	227	12,331

Electronic Equipment & Instruments – 0.5%
Xerox Corp.	244	2,597

Internet Software & Services – 9.3%
21Vianet Group, Inc. ADR (A)	165	3,494
Alibaba Group Holding Ltd. ADR (A)	70	5,713
Alphabet, Inc., Class C (A)	18	13,534

COMMON STOCKS (Continued)	Shares	Value
Internet Software & Services (Continued)
Facebook, Inc., Class A (A)	150	$15,668
Google, Inc., Class A (A)	13	10,425
Twitter, Inc. (A)	236	5,466

		54,300

IT Consulting & Other Services – 3.6%
Acxiom Corp. (A)	654	13,688
CSRA, Inc.	107	3,204
Virtusa Corp. (A)	90	3,729

		20,621

Semiconductor Equipment – 1.4%
Nanometrics, Inc. (A)	154	2,330
Photronics, Inc. (A)	473	5,885

		8,215

Semiconductors – 15.7%
Cypress Semiconductor Corp.	874	8,573
Dialog Semiconductor plc (A)(B)	139	4,687
Marvell Technology Group Ltd.	506	4,461
Micron Technology, Inc. (A)	1,679	23,767
Microsemi Corp. (A)	533	17,374
NXP Semiconductors N.V. (A)	198	16,648
Rambus, Inc. (A)	667	7,725
Semtech Corp. (A)	367	6,951
Silicon Laboratories, Inc. (A)	26	1,247

		91,433

Systems Software – 3.5%
Microsoft Corp.	369	20,478

Technology Hardware, Storage & Peripherals – 0.6%
Hewlett Packard Enterprise Co.	220	3,347

Total Information Technology – 61.9%		360,281
Materials

Commodity Chemicals – 0.4%
BioAmber, Inc. (A)	369	2,279

Fertilizers & Agricultural Chemicals – 0.1%
Marrone Bio Innovations, Inc. (A)	280	308

Total Materials – 0.5%		2,587
Telecommunication Services

Alternative Carriers – 1.5%
Zayo Group Holdings, Inc.(A)	324	8,602

150	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Science and Technology (in thousands)	DECEMBER 31, 2015

COMMON STOCKS (Continued)	Shares	Value
Integrated Telecommunication Services – 0.4%
China Unicom Ltd. (B)	2,038	$2,485

Total Telecommunication Services – 1.9%		11,087
Utilities

Renewable Electricity – 0.9%
Abengoa Yield plc	283	5,461

Total Utilities – 0.9%		5,461

TOTAL COMMON STOCKS – 92.2%		$536,766
(Cost: $372,217)

WARRANTS
Commodity Chemicals – 0.0%
BioAmber, Inc., expires 5-9-17 (D)	201	284

Fertilizers & Agricultural Chemicals – 0.0%
Marrone Bio Innovations, Inc., expires 8-20-23 (D)(E)	230	—	*

TOTAL WARRANTS – 0.0%		$284
(Cost: $24)

PURCHASED OPTIONS	Number of Contracts (Unrounded)	Value
PTC Therapeutics, Inc.:
Call $45.00, Expires 3-18-16, OTC (Ctrpty: Barclays Bank plc)	342	$81
Call $45.00, Expires 3-18-16, OTC (Ctrpty: UBS AG)	171	40
Xerox Corp.,
Call $11.00, Expires 4-15-16, OTC (Ctrpty: Societe Generale Bank)	3,376	194

TOTAL PURCHASED OPTIONS – 0.1%		$315
(Cost: $348)

CORPORATE DEBT SECURITIES	Principal
Materials

Fertilizers & Agricultural Chemicals – 0.4%
Marrone Bio Innovations, Inc.,
8.000%, 8-20-20 (E)	$2,300	2,256

Total Materials – 0.4%		2,256

TOTAL CORPORATE DEBT SECURITIES – 0.4%		$2,256
(Cost: $2,300)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper (F) – 6.7%
Army & Air Force Exchange Service,
0.340%, 1-20-16	$5,000	$4,999
Corporacion Andina de Fomento,
0.230%, 1-8-16	8,000	7,999
Diageo Capital plc (GTD by Diageo plc),
0.730%, 1-4-16	7,500	7,500
McCormick & Co., Inc.,
0.290%, 1-4-16	5,631	5,631
PACCAR Financial Corp. (GTD by PACCAR, Inc.),
0.380%, 1-26-16	3,700	3,699
Wisconsin Electric Power Co.,
0.260%, 1-8-16	9,000	8,999

		38,827

Master Note – 0.6%
Toyota Motor Credit Corp.,
0.435%, 1-6-16 (G)	3,678	3,678

TOTAL SHORT-TERM SECURITIES – 7.3%		$42,505
(Cost: $42,505)

TOTAL INVESTMENT SECURITIES – 100.0%		$582,126
(Cost: $417,394)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		162

NET ASSETS – 100.0%		$582,288

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	All or a portion of securities with an aggregate value of $579 are held in collateralized accounts to cover potential obligations with respect to outstanding written options.

(D)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(E)	Restricted securities. At December 31, 2015, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Principal	Cost	Market Value
Marrone Bio Innovations, Inc., 8.000%, 8-20-20	8-20-15	$2,300	$2,300	$2,256

		Shares
Marrone Bio Innovations, Inc., expires 8-20-23	8-20-15	230	—	—	*

			$2,300	$2,256

The	total value of these securities represented 0.4% of net assets at December 31, 2015.

(F)	Rate shown is the yield to maturity at December 31, 2015.

(G)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

2015	ANNUAL REPORT	151

SCHEDULE OF INVESTMENTS

Science and Technology (in thousands)	DECEMBER 31, 2015

The following written options were outstanding at December 31, 2015 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Value
PTC Therapeutics, Inc.	Barclays Bank plc	Put	342	March 2016	$22.50	$130	$(61)
	UBS AG	Put	171	March 2016	22.50	59	(30)
Xerox Corp.	Societe Generale Bank	Put	2,122	April 2016	9.25	104	(49)
	Societe Generale Bank	Put	1,254	April 2016	9.75	65	(45)

						$358	$(185)

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2		Level 3
Assets
Investments in Securities
Common Stocks	$536,766	$—		$—
Warrants	284	—	*	—
Purchased Options	—	315		—
Corporate Debt Securities	—	2,256		—
Short-Term Securities	—	42,505		—
Total	$537,050	$45,076		$—
Liabilities
Written Options	$—	$185		$—

During the year ended December 31, 2015, securities totaling $13,572 were transferred from Level 2 to Level 1. These transfers were the result of fair value procedures applied to international securities due to significant market movement of the S&P 500 on December 31, 2014. Transfers out of Level 2 represent the values as of the beginning of the reporting period.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

OTC = Over the Counter

REITS = Real Estate Investment Trusts

Country Diversification

(as a % of net assets)
United States	75.5%
Israel	3.9%
India	3.3%
Netherlands	2.8%
China	2.0%
United Kingdom	1.7%
Spain	1.1%
Other Countries	2.3%
Other+	7.4%

+Includes options, cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

152	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Small Cap Growth	(UNAUDITED)

Kenneth G. McQuade

Below, Kenneth G. McQuade, portfolio manager of Ivy Funds VIP Small Cap Growth, discusses positioning, performance and results for the fiscal year ended December 31, 2015. He has managed the Portfolio since 2006 and has 20 years of investment experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2015
Ivy Funds VIP Small Cap Growth	1.88%
Benchmark(s) and/or Lipper Category
Russell 2000 Growth Index	–1.38%
(generally reflects the performance of small-company growth stocks)
Lipper Variable Annuity Small-Cap Growth Funds Universe Average	–2.05%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Key drivers

2015 might best be described as a “violently flat” year for equity markets. The relatively benign annual performance of the Russell 2000 Growth Index benchmark understates the challenges throughout the year. The destruction of oil prices, Federal Reserve (Fed) moves, strains in high yield and international monetary policies especially in emerging markets led a long list of concerns throughout the year. Yet, the domestic economy continued its gradual improvement as witnessed in housing metrics, auto sales and consumer confidence, which finally allowed the Fed to move off its zero rate policy for the first time in nearly 10 years.

Contributors and detractors

Portfolio performance was solid with positive relative and absolute returns for the year ended December 31, 2015. The Portfolio produced a positive 1.88% return versus a negative 1.38% return in the benchmark.

Despite a down year, equity markets were characterized by more risk-on as measured by quality metrics. In particular, biotechnology has been a frequent outperformer for multiple periods as the sector represents a proxy of high risk/reward and a low interest rate play given its long-duration valuation characteristics. Non-earnings stories produced one of the highest annual returns again, due in part from biotech. However, higher return on equity (ROE) quintiles and stronger operating margins within the index were also best performers.

Larger companies outpaced smaller-sized companies within the benchmark and less debt outperformed companies with more debt. The inconsistency in quality metric performance signaled the impact certain industries had on performance. In particular, biotech performed strong despite its smaller size and lack of earnings and yet the energy sector produced miserable returns with similar metrics. The Portfolio seeks to own higher-quality securities, such as companies with positive earnings and cleaner balance sheets, which surprisingly was a slight headwind for the Portfolio, even in a down year.

The accommodative environment that also incentivizes money into higher risk/reward investment baskets, such as small-cap growth stocks, won out in 2015. As a result, biotechnology, which has been a market contributor for several years, experienced another positive year. In total, health care returned strong performance for the period, making it the best performing sector. Historically, biotechnology would seldom be seen as a top contributor in a year when the index produces a negative return. The Portfolio was underweight health care as biotech is historically underrepresented in the strategy. As a result, the Portfolio did not keep pace within the sector, which caused a slight offset to the otherwise strong annual performance.

Energy was the year’s clear underperformer on the back of still declining oil prices. Energy declined more than 35% for the year (worst of all sectors) as supply/demand trends continued to cause serious headwinds. The Portfolio is slightly overweight energy and stock selection was poor causing a negative contribution.

Although consumer discretionary was also an underperforming sector, the Portfolio experienced strong stock selection within the segment, which created the majority of relative outperformance for the year. Less exposure to mall-based retail and more emphasis on auto, housing and leisure, resulted in a recipe for success for the consumer segment. Technology was also a leading sector for the year. The Portfolio remains overweight technology, with positive stock selection leading to a positive contribution.

Outlook

Looking forward, the U.S. economic expansion has remained steadfast enough that the Fed has begun the process of renormalizing interest rates. The economy continues on its trajectory of low but sustainable growth and more economic upside in the U.S. than most anywhere in the world.

2015	ANNUAL REPORT	153

U.S. consumers should benefit from lower energy prices, lower inflation and stronger employment confidence, thus owning the beneficiaries of a stronger domestic economy and consumer is a strategy of the Portfolio. In addition, fixed-income assets, foreign investment and cash on hand, which has the potential to be reversed into equities investment pose a potential tailwind, if the rotation would inflect.

The fiscal drag of increased tax burdens and required local austerity on top of a non-operational political structure remain significant risks to endure but all seem manageable in the near-term. The private sector and consumers have vastly cleaned up their balance sheets through the prior deleveraging cycle and appear to function without the public sector’s crutch, which is good given that high yield credit spreads have widened to concerning levels.

Geopolitical risks are abundant and concerning but, most events have miraculously remained somewhat isolated without significant collateral damage. A big risk post many positive quarters and sizeable record high annual returns is that stock prices have outpaced economic and earnings growth making valuations unattractive. Periods of catch-up and stressful volatility may continue although sustained valuation reversals are more often event driven than coincidental realizations that stocks are too pricey. Periodic macro concerns, especially in emerging markets, are expected, so we anticipate periods of valuation sensitivity to occur, making the market potentially even more volatile going forward. The Fed’s impact on interest rates and dollar strength along with other countries’ reaction to the U.S.’s moves remain one of those potential volatility-producing events. However, the positives in the economy (employment, inflation, credit availability, housing and confidence) should help shield off most negative events.

In addition, the benefits of a better employment environment with little inflation and open credit markets may benefit some cyclical growth segments relative to secular growth. Although the Portfolio remains disciplined to finding consistent, secular growth companies that should ultimately produce winners in their respective market segments, management is also sensitive to valuation and cyclical benefactors. Regardless, the Portfolio remains focused on stocks with stronger growth, cleaner balance sheets and greater profitability that can reinvest in their own businesses and benefit from improved corporate and consumer spending.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in small-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Funds VIP Small Cap Growth performance.

154	ANNUAL REPORT	2015

PORTFOLIO HIGHLIGHTS

Small Cap Growth	ALL DATA AS OF DECEMBER 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	94.2%
Information Technology	28.8%
Health Care	21.2%
Consumer Discretionary	19.7%
Industrials	10.6%
Financials	7.4%
Consumer Staples	2.8%
Energy	1.7%
Materials	1.1%
Telecommunication Services	0.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	5.8%

Top 10 Equity Holdings

Company	Sector	Industry
Integrated Device Technology, Inc.	Information Technology	Semiconductors
Tyler Technologies, Inc.	Information Technology	Application Software
Take-Two Interactive Software, Inc.	Information Technology	Home Entertainment Software
Vail Resorts, Inc.	Consumer Discretionary	Leisure Facilities
AMN Healthcare Services, Inc.	Health Care	Health Care Services
Dycom Industries, Inc.	Information Technology	Communications Equipment
K2M Group Holdings, Inc.	Health Care	Health Care Equipment
Skechers USA, Inc.	Consumer Discretionary	Footwear
AtriCure, Inc.	Health Care	Health Care Equipment
Motorcar Parts of America, Inc.	Consumer Discretionary	Auto Parts & Equipment

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2015	ANNUAL REPORT	155

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Small Cap Growth	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-15	1.88%
5-year period ended 12-31-15	6.89%
10-year period ended 12-31-15	5.80%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

156	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Small Cap Growth (in thousands)	DECEMBER 31, 2015

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel Retail – 0.4%
Citi Trends, Inc.	87	$1,857

Auto Parts & Equipment – 2.9%
Gentherm, Inc. (A)	70	3,339
Motorcar Parts of America, Inc. (A)	268	9,061

		12,400

Automotive Retail – 2.1%
Lithia Motors, Inc.	84	8,946

Casinos & Gaming – 0.8%
Penn National Gaming, Inc. (A)	211	3,372

Consumer Electronics – 0.8%
Harman International Industries, Inc.	35	3,266

Footwear – 2.2%
Skechers USA, Inc. (A)	311	9,391

Home Furnishings – 0.4%
La-Z-Boy, Inc.	77	1,890

Home Improvement Retail – 0.5%
Tile Shop Holdings, Inc. (A)	145	2,376

Homebuilding – 2.4%
LGI Homes, Inc. (A)	148	3,608
M/I Homes, Inc. (A)	199	4,371
WCI Communities, Inc. (A)	96	2,132

		10,111

Internet Retail – 1.0%
NutriSystem, Inc.	196	4,233

Leisure Facilities – 2.5%
Vail Resorts, Inc.	84	10,777

Leisure Products – 1.1%
Nautilus Group, Inc. (The) (A)	279	4,667

Movies & Entertainment – 1.4%
IMAX Corp. (A)	171	6,070

Restaurants – 0.5%
Carrols Restaurant Group, Inc. (A)	174	2,040

Specialized Consumer Services – 0.7%
LifeLock, Inc. (A)	215	3,090

Total Consumer Discretionary – 19.7%		84,486
Consumer Staples

Packaged Foods & Meats – 2.8%
J&J Snack Foods Corp.	61	7,093

COMMON STOCKS (Continued)	Shares	Value
Packaged Foods & Meats (Continued)
Lance, Inc.	148	$5,073

		12,166

Total Consumer Staples – 2.8%		12,166
Energy

Oil & Gas Drilling – 0.6%
Rowan Cos., Inc.	163	2,755

Oil & Gas Equipment & Services – 0.6%
Matrix Service Co. (A)	115	2,368

Oil & Gas Storage & Transportation – 0.5%
Ardmore Shipping Corp.	171	2,180

Total Energy – 1.7%		7,303
Financials

Consumer Finance – 2.0%
Portfolio Recovery Associates, Inc. (A)	251	8,721

Investment Banking & Brokerage – 1.2%
Evercore Partners, Inc.	91	4,920

Regional Banks – 3.5%
Cathay General Bancorp	198	6,216
Columbia Banking System, Inc.	189	6,132
Simmons First National Corp.	55	2,804

		15,152

Thrifts & Mortgage Finance – 0.7%
LendingTree, Inc. (A)	36	3,170

Total Financials – 7.4%		31,963
Health Care

Biotechnology – 1.9%
Eagle Pharmaceuticals, Inc. (A)	44	3,910
Insys Therapeutics, Inc. (A)	142	4,077

		7,987

Health Care Equipment – 7.1%
AtriCure, Inc. (A)	404	9,066
DexCom, Inc. (A)	108	8,865
Inogen, Inc. (A)	77	3,083
K2M Group Holdings, Inc. (A)	487	9,617

		30,631

Health Care Facilities – 2.9%
Acadia Healthcare Co., Inc. (A)	115	7,175
Surgical Care Affiliates, Inc. (A)	136	5,424

		12,599

COMMON STOCKS (Continued)	Shares	Value
Health Care Services – 3.8%
AMN Healthcare Services, Inc. (A)	329	$10,203
ExamWorks Group, Inc. (A)	229	6,081

		16,284

Health Care Supplies – 1.1%
Vascular Solutions, Inc. (A)	136	4,661

Pharmaceuticals – 4.4%
Akorn, Inc. (A)	130	4,847
Lannett Co., Inc. (A)	121	4,843
Revance Therapeutics, Inc. (A)	173	5,925
Sucampo Pharmaceuticals, Inc., Class A (A)	193	3,334

		18,949

Total Health Care – 21.2%		91,111
Industrials

Building Products – 4.0%
American Woodmark Corp. (A)	93	7,398
Apogee Enterprises, Inc.	154	6,702
Patrick Industries, Inc. (A)	71	3,080

		17,180

Construction & Engineering – 0.9%
Comfort Systems USA, Inc.	143	4,053

Human Resource & Employment Services – 2.7%
Korn/Ferry International	162	5,359
WageWorks, Inc. (A)	137	6,221

		11,580

Industrial Machinery – 2.2%
Barnes Group, Inc.	154	5,433
John Bean Technologies Corp.	80	3,962

		9,395

Office Services & Supplies – 0.8%
Steelcase, Inc.	219	3,266

Total Industrials – 10.6%		45,474
Information Technology

Application Software – 10.3%
BroadSoft, Inc. (A)	169	5,987
Ellie Mae, Inc. (A)	54	3,222
HubSpot, Inc. (A)	55	3,108
Paycom Software, Inc. (A)	148	5,581
Synchronoss Technologies, Inc. (A)	218	7,672
Tyler Technologies, Inc. (A)	72	12,508
Ultimate Software Group, Inc. (The) (A)	31	6,121

		44,199

2015	ANNUAL REPORT	157

SCHEDULE OF INVESTMENTS

Small Cap Growth (in thousands)	DECEMBER 31, 2015

COMMON STOCKS (Continued)	Shares	Value
Communications Equipment – 2.3%
Dycom Industries, Inc. (A)	142	$9,920

Electronic Manufacturing Services – 0.9%
IPG Photonics Corp. (A)	43	3,839

Home Entertainment Software – 2.5%
Take-Two Interactive Software, Inc. (A)	312	10,874

Internet Software & Services – 3.7%
Cornerstone OnDemand, Inc. (A)	159	5,476
Demandware, Inc. (A)	72	3,902
LogMeIn, Inc. (A)	94	6,334

		15,712

Semiconductors – 6.3%
Ambarella, Inc. (A)	58	3,227
Integrated Device Technology, Inc. (A)	583	15,362
Mellanox Technologies Ltd. (A)	99	4,163
Silicon Motion Technology Corp. ADR	139	4,369

		27,121

Systems Software – 2.8%
CyberArk Software Ltd. (A)	89	4,031
Gigamon, Inc. (A)	121	3,223

COMMON STOCKS (Continued)	Shares	Value
Systems Software (Continued)
Imperva, Inc. (A)	73	$4,615

		11,869

Total Information Technology – 28.8%		123,534
Materials

Specialty Chemicals – 1.1%
Flotek Industries, Inc. (A)	409	4,673

Total Materials – 1.1%		4,673
Telecommunication Services

Wireless Telecommunication Service – 0.9%
RingCentral, Inc., Class A (A)	170	4,006

Total Telecommunication Services – 0.9%		4,006

TOTAL COMMON STOCKS – 94.2%		$404,716
(Cost: $359,944)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) – 5.4%
BMW U.S. Capital LLC (GTD by BMW AG),
0.360%, 1-19-16	$5,000	4,999

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (B) (Continued)
Campbell Soup Co., 0.390%, 2-2-16	$5,000	$4,998
John Deere Financial Ltd. (GTD by John Deere Capital Corp.),
0.300%, 1-21-16	5,000	4,999
McCormick & Co., Inc., 0.290%, 1-4-16	5,139	5,139
Virginia Electric and Power Co., 0.530%, 1-5-16	3,000	3,000

		23,135

Master Note – 0.4%
Toyota Motor Credit Corp., 0.435%, 1-6-16 (C)	1,632	1,632

TOTAL SHORT-TERM SECURITIES – 5.8%		$24,767
(Cost: $24,765)

TOTAL INVESTMENT SECURITIES – 100.0%		$429,483
(Cost: $384,709)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		133

NET ASSETS – 100.0%		$429,616

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at December 31, 2015.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$404,716	$—	$—
Short-Term Securities	—	24,767	—
Total	$404,716	$24,767	$—

During the year ended December 31, 2015, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

158	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Small Cap Value	(UNAUDITED)

Kenneth G. Gau

Below, Kenneth G. Gau, portfolio manager of Ivy Funds VIP Small Cap Value, discusses positioning, performance and results for the fiscal year ended December 31, 2015. He has managed the portfolio since August 2014 and has 21 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2015
Ivy Funds VIP Small Cap Value	–5.58%
Benchmark(s) and/or Lipper Category
Russell 2000 Value Index	–7.47%
(generally reflects the performance of small-company value style stocks)
Lipper Variable Annuity Small-Cap Value Funds Universe Average	–7.61%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Key factors

Several quarters ago we introduced the analogy “three yards and a cloud of dust” comparing football legend Woody Hayes’s run heavy style offense at Ohio State to the current market environment, suggesting that we should expect net positive yardage yet in small chunks, and also suggesting that not every play would generate positive yardage. After encountering several negative return quarters in the market (2Q and 3Q for the Russell 2000 Value Index, the Portfolio’s benchmark), this analogy was looking ill conceived, but in 4Q, the index did once again post a positive return. Unfortunately, the positive return in 4Q wasn’t able to overcome the deficit created in the previous two quarters, hence the index finished down just under 7.5% for the year ended December 31, 2015. While we believe this analogy will ultimately prove true, we also believe that positive market performance (yardage) will be more challenging to achieve going forward in this current environment.

Relative to its benchmark, the period ended December 31, 2015 was a good year for the Portfolio as it outperformed the index by just under 300 basis points gross of fees. Unfortunately, there is little joy in this feat as the Portfolio still generated a negative absolute return. Much like 2014, in 2015, the defensive sectors were the best performers while more cyclical sectors provided a headwind, with energy and materials once again being the outliers to the downside.

There are many elements that contributed to the market action in 2015, but the strengthening of the U.S. dollar and the continued weakening in oil prices probably played the greatest roles in pressuring the market over the course of the year. The strengthening of the dollar not only has had a tightening effect on the U.S. economy prior to the Federal Reserve’s (Fed) raising of interest rates, but it also continued to apply pressure on commodities, which ultimately added strain to emerging markets, the credit markets and global growth. The precipitous fall in oil prices that began in mid-2014 and continued throughout 2015 also added to the strain as many areas of the economy saw retrenchment in capital spending to match the economic realities of the lower price. Along with economic stress this reset process has also increased geopolitical risks as many of the world’s biggest exporters of oil reside in less stable regions of the world. Until there is greater stability in the dollar and oil, the challenges the market faced in 2015 will likely continue in 2016.

Contributors and detractors

As is often is the case, stock selection was the ultimate driver for relative outperformance versus the benchmark during the period. Being that we run a more concentrated product (targeting 40-60 stocks) we had seven stocks that contributed 50 basis points or greater to returns, and seven that were detractors of 50 basis points or greater, but more importantly, when these greatest contributors and detractors were combined they netted roughly a positive 260 basis point contribution to the Portfolio’s annual return.

At the sector level, most of these big winners and losers translated into how we fared. Our three best sectors in terms of attribution were consumer staples, technology, and materials, while our worst were consumer discretionary, health care and utilities.

After reviewing the changes we made over the course of the year, the biggest highlights would be that we increased our concentration at the top of the portfolio, and pared back the number of names we own to be in the middle of our stated 40 to 60 stock range (as of December 31, 2014 we had just over 60 names). We believe that if you have good ideas it is important to have conviction. Greater conviction is not to be confused for less diversification though; as we are extremely vigilant of our sector and industry exposures due to greater individual weightings.

Outlook

After the struggle the markets experienced in 2015, it is clearly calling into question whether the bull market run, which is in its 82nd month (since March 2009) is approaching its end. Based on the length of past recoveries, it is true that this recovery is longer than average, but this is also not a typical recovery in that the last recession was far more severe than most, and the recovery trajectory has been more gradual. It would also be shocking

2015	ANNUAL REPORT	159

to see a bear market develop just after the Fed raised interest rates for the first time. One thing that is for sure is that wherever we are in this current cycle, it will continue to be heavily debated in the markets in the coming months, which should sustain the heighted volatility until there is greater clarity. Based on the current uncertainty surrounding what stabilizes oil and slows the ascent of the dollar, it seems prudent to have a more defensive bias, but, with that said, we remain more focused on bottom-up research trying to identify companies that are undervalued and have a catalyst to correct this mispricing rather than trying to pin point the exact turns in the market. We believe that identifying good companies over time has served out clients’ best, and we have yet to find a shortage of opportunities.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in small-cap stocks may carry more risk than investing in stocks of larger, more established companies. Value stocks are stocks of companies that may have experienced adverse business or industry developments; or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Portfolio’s manager, undervalued. The value of a security believed by the Portfolio’s manager to be undervalued may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Small Cap Value.

160	ANNUAL REPORT	2015

PORTFOLIO HIGHLIGHTS

Small Cap Value	ALL DATA AS OF DECEMBER 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	95.5%
Financials	27.8%
Consumer Staples	14.4%
Industrials	14.1%
Consumer Discretionary	11.6%
Information Technology	10.6%
Materials	6.1%
Utilities	5.4%
Health Care	3.3%
Energy	2.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.5%

Top 10 Equity Holdings

Company	Sector	Industry
Diamond Foods, Inc.	Consumer Staples	Packaged Foods & Meats
BankUnited, Inc.	Financials	Regional Banks
Take-Two Interactive Software, Inc.	Information Technology	Home Entertainment Software
TreeHouse Foods, Inc.	Consumer Staples	Packaged Foods & Meats
Webster Financial Corp.	Financials	Regional Banks
LifePoint Health, Inc.	Health Care	Health Care Facilities
Great Plains Energy, Inc.	Utilities	Electric Utilities
Smart & Final Stores, Inc.	Consumer Staples	Food Retail
Monro Muffler Brake, Inc.	Consumer Discretionary	Automotive Retail
Carmike Cinemas, Inc.	Consumer Discretionary	Movies & Entertainment

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2015	ANNUAL REPORT	161

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Small Cap Value	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-15	-5.58%
5-year period ended 12-31-15	6.90%
10-year period ended 12-31-15	6.55%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

162	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Small Cap Value (in thousands)	DECEMBER 31, 2015

COMMON STOCKS	Shares	Value
Consumer Discretionary

Automotive Retail – 2.9%
Monro Muffler Brake, Inc.	140	$9,295

Internet Retail – 3.3%
FTD Co., Inc. (A)	174	4,545
Travelport Worldwide Ltd.	463	5,977

		10,522

Movies & Entertainment – 2.9%
Carmike Cinemas, Inc. (A)	396	9,086

Restaurants – 2.5%
Krispy Kreme Doughnuts, Inc. (A)	526	7,922

Total Consumer Discretionary – 11.6%		36,825
Consumer Staples

Food Retail – 2.9%
Smart & Final Stores, Inc. (A)	513	9,342

Packaged Foods & Meats – 11.5%
Diamond Foods, Inc. (A)	429	16,541
Pinnacle Foods, Inc.	128	5,426
Post Holdings, Inc. (A)	52	3,196
TreeHouse Foods, Inc. (A)	145	11,338

		36,501

Total Consumer Staples – 14.4%		45,843
Energy

Oil & Gas Exploration & Production – 2.2%
Laredo Petroleum Holdings, Inc. (A)	862	6,888

Total Energy – 2.2%		6,888
Financials

Consumer Finance – 0.8%
Portfolio Recovery Associates, Inc. (A)	73	2,539

Investment Banking & Brokerage – 0.7%
Greenhill & Co., Inc.	78	2,231

Office REITs – 2.6%
Highwoods Properties, Inc.	134	5,851
Mack-Cali Realty Corp.	103	2,410

		8,261

Property & Casualty Insurance – 2.5%
Argo Group International Holdings Ltd.	133	7,944

Regional Banks – 13.8%
BankUnited, Inc.	350	12,617
First Horizon National Corp.	129	1,871
PrivateBancorp, Inc.	124	5,099
Synovus Financial Corp.	231	7,488

COMMON STOCKS (Continued)	Shares	Value
Regional Banks (Continued)
Webster Financial Corp.	293	$10,893
Western Alliance Bancorporation (A)	169	6,068

		44,036

Reinsurance – 5.5%
Endurance Specialty Holdings Ltd.	137	8,748
Reinsurance Group of America, Inc.	101	8,606

		17,354

Retail REITs – 1.9%
Kite Realty Group Trust	231	5,985

Total Financials – 27.8%		88,350
Health Care

Health Care Facilities – 3.3%
LifePoint Health, Inc. (A)	143	10,506

Total Health Care – 3.3%		10,506
Industrials

Aerospace & Defense – 2.2%
Hexcel Corp.	151	6,995

Building Products – 1.6%
Continental Building Products, Inc. (A)	283	4,944

Commercial Printing – 1.5%
Deluxe Corp.	89	4,846

Construction Machinery & Heavy Trucks – 0.9%
Manitowoc Co., Inc. (The)	194	2,978

Diversified Support Services – 1.3%
G&K Services, Inc. (A)	67	4,225

Heavy Electrical Equipment – 1.0%
Babcock & Wilcox Enterprises, Inc. (A)	155	3,229

Industrial Machinery – 2.8%
CLARCOR, Inc.	52	2,598
Woodward, Inc.	127	6,295

		8,893

Marine – 1.2%
Kirby Corp. (A)	72	3,762

Office Services & Supplies – 1.6%
Avery Dennison Corp.	80	5,019

Total Industrials – 14.1%		44,891
Information Technology

Home Entertainment Software – 3.7%
Take-Two Interactive Software, Inc. (A)	339	11,807

COMMON STOCKS (Continued)	Shares	Value
IT Consulting & Other Services – 0.6%
Computer Sciences Corp.	58	$1,899

Semiconductor Equipment – 1.4%
Teradyne, Inc.	211	4,363

Semiconductors – 3.5%
Cypress Semiconductor Corp.	479	4,701
Fairchild Semiconductor International, Inc. (A)	314	6,497

		11,198

Technology Distributors – 1.4%
Ingram Micro, Inc., Class A	140	4,253

Total Information Technology – 10.6%		33,520
Materials

Aluminum – 2.1%
Kaiser Aluminum Corp.	80	6,661

Paper Products – 1.6%
Schweitzer-Mauduit International, Inc.	119	4,998

Specialty Chemicals – 2.4%
Flotek Industries, Inc. (A)	671	7,672

Total Materials – 6.1%		19,331
Utilities

Electric Utilities – 3.6%
Great Plains Energy, Inc.	352	9,621
Portland General Electric Co.	52	1,877

		11,498

Gas Utilities – 1.8%
Southwest Gas Corp.	101	5,570

Total Utilities – 5.4%		17,068

TOTAL COMMON STOCKS – 95.5%		$303,222
(Cost: $301,993)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) – 5.3%
Essilor International S.A.,
0.160%, 1-25-16	$4,000	3,999
Intel Corp.,
0.210%, 2-25-16	2,500	2,498
John Deere Capital Corp.,
0.170%, 1-6-16	4,000	4,000

2015	ANNUAL REPORT	163

SCHEDULE OF INVESTMENTS

Small Cap Value (in thousands)	DECEMBER 31, 2015

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (B) (Continued)
Johnson & Johnson,
0.230%, 1-4-16	$5,000	$5,000
McCormick & Co., Inc.,
0.290%, 1-4-16	1,645	1,645

		17,142

Master Note – 0.6%
Toyota Motor Credit Corp.,
0.435%, 1-6-16 (C)	1,756	1,756

TOTAL SHORT-TERM SECURITIES – 5.9%		$18,898
(Cost: $18,898)

TOTAL INVESTMENT SECURITIES – 101.4%		$322,120
(Cost: $320,891)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (1.4)%		(4,464)

NET ASSETS – 100.0%		$317,656

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at December 31, 2015.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$303,222	$—	$—
Short-Term Securities	—	18,898	—
Total	$303,222	$18,898	$—

During the year ended December 31, 2015, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

REITS = Real Estate Investment Trusts

See Accompanying Notes to Financial Statements.

164	ANNUAL REPORT	2015

MANAGEMENT DISCUSSION

Value	(UNAUDITED)

Matthew T. Norris

Below, Matthew T. Norris, CFA, portfolio manager of Ivy Funds VIP Value, discusses positioning, performance and results for the fiscal year ended December 31, 2015. He has managed the Portfolio since 2003 and has 24 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2015
Ivy Funds VIP Value	–3.91%
Benchmark(s) and/or Lipper Category
Russell 1000 Value Index	–3.83%
(generally reflects the performance of large-company value style stocks)
Lipper Variable Annuity Large-Cap Value Funds Universe Average	–4.08%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Key drivers, contributors and detractors

The Portfolio declined 3.91% for the year ended December 31, 2015. It slightly lagged the negative return of 3.83% for the Portfolio’s benchmark, the Russell 1000 Value Index, and the negative return of 4.08% for its peer group during the same period. Value investing in general lagged the broader market, as a select handful of growth names gave a significant boost to the averages, even while the majority of names were lackluster. The Portfolio lagged the index almost entirely due to poor performance from its technology exposure, as computer and phone demand slowed, caused investors to sell names involved in these industries.

While the year ended on a flattish note, it masked a great deal of volatility that occurred over the period. The market continued to narrow, with the so called, “FANG” stocks (Facebook, Amazon, Netflix and Google — not holdings of the Portfolio) and other high-growth names rising strongly, while nearly every other sector lagged. A narrow market such as this is not conducive to value investing, and this phenomenon was illustrated by the growth indices outperforming value indexes for the period. We believe these anointed companies are now trading as if their business models are bullet-proof, and think this situation will come to an end in the not so distant future. For the current price of buying one share of Amazon, an investor could buy a share of Target, Wal-Mart and Costco. (Amazon, Target, Wal-Mart and Costco are not holdings of the portfolio.) This valuation disparity should ultimately reverse, and value investing will improve its relative returns.

The primary objective of the Portfolio is to invest in individual equities that we believe are undervalued relative to their prospects, but at the same time there is a strong focus on risk management. The Portfolio attempts to diversify investments to minimize the impact from macro events, which we think are unpredictable. We have an inability to accurately forecast such things as gross domestic product growth, the future level of interest rates or the future price of oil. To help manage uncertainties, the Portfolio is diversified across names such that a major move in one of these variables should not have a substantial impact on performance. We think this approach, provides the Portfolio with the best opportunity to maintain a steady level of performance over time.

The Portfolio does not intend to make large top-down bets on individual sectors, neither overweight nor underweight. We let the stock selection process guide us toward individual names that we believe are the right choice to include in the portfolio. This strategy has led an overweight in media, insurance and health care, where we have found a large number of attractive ideas. Conversely, the Portfolio was underweight industrials, real estate and telecommunications, where we found a scarcity of ideas that meet the Fund’s investment objectives.

Outlook

Going forward, we intend to stick with the same investment approach that we have employed in the past. We believe that the outperformance of select growth names will end, although the timing is unknown.

We think that the economic background is neutral to positive. If we should face a small return of inflation, the Federal Reserve will likely continue to raise interest rates, and gross domestic product growth should be low and steady. Oil prices are at extreme lows, so the next move should be higher, but again, the timing is uncertain. Although market forecasting is fraught with peril, we believe this adds up to a flat to slightly up return for markets in 2016. Wild cards continue to include changes in the Chinese economy, political strife in the Middle East, and unforcasted changes in commodity prices.

We continue to search diligently, one company at a time, for names that we think offer good value investment opportunities. We continue to believe this is the best way to achieve strong, consistent returns over a full market cycle.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

2015	ANNUAL REPORT	165

Value stocks are stocks of companies that may have experienced adverse business or industry developments; or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Portfolio’s manager, undervalued. The value of a security believed by the Portfolio’s manager to be undervalued may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Value.

166	ANNUAL REPORT	2015

PORTFOLIO HIGHLIGHTS

Value	ALL DATA AS OF DECEMBER 31, 2015 (UNAUDITED)

Asset Allocation

Stocks	96.5%
Financials	32.4%
Health Care	15.4%
Information Technology	14.3%
Consumer Discretionary	10.8%
Consumer Staples	7.8%
Energy	7.4%
Utilities	5.6%
Materials	2.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.5%

Top 10 Equity Holdings

Company	Sector	Industry
American International Group, Inc.	Financials	Multi-Line Insurance
Citigroup, Inc.	Financials	Other Diversified Financial Services
Microsoft Corp.	Information Technology	Systems Software
JPMorgan Chase & Co.	Financials	Other Diversified Financial Services
Capital One Financial Corp.	Financials	Consumer Finance
Exelon Corp.	Utilities	Electric Utilities
Allstate Corp. (The)	Financials	Property & Casualty Insurance
Marathon Petroleum Corp.	Energy	Oil & Gas Refining & Marketing
State Street Corp.	Financials	Asset Management & Custody Banks
MetLife, Inc.	Financials	Life & Health Insurance

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2015	ANNUAL REPORT	167

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Value	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-15	-3.91%
5-year period ended 12-31-15	9.71%
10-year period ended 12-31-15	6.54%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

168	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Value (in thousands)	DECEMBER 31, 2015

COMMON STOCKS	Shares	Value
Consumer Discretionary

Cable & Satellite – 4.7%
Comcast Corp., Class A	178	$10,061
Time Warner Cable, Inc.	43	8,036

		18,097

Casinos & Gaming – 2.6%
Las Vegas Sands, Inc.	228	10,000

Department Stores – 1.4%
Macy’s, Inc.	157	5,495

Hotels, Resorts & Cruise Lines – 2.1%
Wyndham Worldwide Corp.	110	7,970

Total Consumer Discretionary – 10.8%		41,562
Consumer Staples

Agricultural Products – 2.6%
Ingredion, Inc.	105	10,025

Brewers – 0.8%
Molson Coors Brewing Co., Class B	31	2,911

Drug Retail – 1.5%
CVS Caremark Corp.	60	5,876

Tobacco – 2.9%
Philip Morris International, Inc. (A)	125	11,024

Total Consumer Staples – 7.8%		29,836
Energy

Oil & Gas Exploration & Production – 0.9%
Devon Energy Corp.	102	3,264

Oil & Gas Refining & Marketing – 4.4%
Marathon Petroleum Corp. (A)	245	12,690
NuStar Energy L.P.	107	4,303

		16,993

Oil & Gas Storage & Transportation – 2.1%
Crestwood Energy Partners L.P.	91	1,900
VTTI Energy Partners L.P.	302	6,269

		8,169

Total Energy – 7.4%		28,426
Financials

Asset Management & Custody Banks – 3.2%
State Street Corp.	186	12,330

Consumer Finance – 4.2%
Capital One Financial Corp.	224	16,139

COMMON STOCKS (Continued)	Shares	Value
Life & Health Insurance – 3.2%
MetLife, Inc.	255	$12,284

Multi-Line Insurance – 5.2%
American International Group, Inc.	324	20,054

Other Diversified Financial Services – 9.6%
Citigroup, Inc. (A)	361	18,661
JPMorgan Chase & Co.	276	18,218

		36,879

Property & Casualty Insurance – 3.3%
Allstate Corp. (The)	205	12,697

Regional Banks – 1.3%
First Republic Bank	76	5,034

Reinsurance – 2.4%
Reinsurance Group of America, Inc.	105	8,957

Total Financials – 32.4%		124,374
Health Care

Biotechnology – 2.8%
Amgen, Inc.	65	10,486

Health Care Facilities – 2.7%
HCA Holdings, Inc. (B)	153	10,368

Managed Health Care – 6.8%
Aetna, Inc.	85	9,179
Anthem, Inc.	36	4,964
Cigna Corp.	54	7,902
Humana, Inc.	23	4,106

		26,151

Pharmaceuticals – 3.1%
Teva Pharmaceutical Industries Ltd. ADR	182	11,973

Total Health Care – 15.4%		58,978
Information Technology

Semiconductor Equipment – 2.7%
Lam Research Corp.	132	10,444

Semiconductors – 2.1%
Micron Technology, Inc. (B)	568	8,048

Systems Software – 4.8%
Microsoft Corp.	333	18,486

Technology Hardware, Storage & Peripherals – 4.7%
SanDisk Corp. (A)	109	8,306
Western Digital Corp.	163	9,764

		18,070

Total Information Technology – 14.3%		55,048

COMMON STOCKS (Continued)	Shares	Value
Materials

Diversified Chemicals – 2.8%
Dow Chemical Co. (The) (A)	213	$10,939

Total Materials – 2.8%		10,939
Utilities

Electric Utilities – 5.6%
Duke Energy Corp.	94	6,739
Exelon Corp. (A)	527	14,624

		21,363

Total Utilities – 5.6%		21,363

TOTAL COMMON STOCKS – 96.5%		$370,526
(Cost: $373,056)

SHORT-TERM SECURITIES	Principal
Commercial Paper (C) – 2.4%
Air Products and Chemicals, Inc.,
0.400%, 1-8-16	$6,500	6,500
Intel Corp.,
0.210%, 2-25-16	3,000	2,998

		9,498

Master Note – 0.8%
Toyota Motor Credit Corp.,
0.435%, 1-6-16 (D)	2,921	2,921

Municipal Obligations – 1.3%
MS Business Fin Corp., Gulf Opp Zone Indl Dev Rev Bonds (Chevron USA, Inc. Proj), Ser 2007B (GTD by Chevron Corp.),
0.010%, 1-1-16 (D)	5,000	5,000

TOTAL SHORT-TERM SECURITIES – 4.5%		$17,419
(Cost: $17,419)

TOTAL INVESTMENT SECURITIES – 101.0%		$387,945
(Cost: $390,475)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (1.0)%		(3,877)

NET ASSETS – 100.0%		$384,068

2015	ANNUAL REPORT	169

SCHEDULE OF INVESTMENTS

Value (in thousands)	DECEMBER 31, 2015

Notes to Schedule of Investments

(A)	All or a portion of securities with an aggregate value of $26,724 are held in collateralized accounts to cover potential obligations with respect to outstanding written options.

(B)	No dividends were paid during the preceding 12 months.

(C)	Rate shown is the yield to maturity at December 31, 2015.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015. Date shown represents the date that the variable rate resets.

The following written options were outstanding at December 31, 2015 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Value
Dow Chemical Co. (The)	N/A	Call	2,125	January 2016	$57.50	$101	$(5)
Energizer Holdings, Inc.	N/A	Put	478	February 2016	30.00	35	(18)
Exelon Corp.	N/A	Call	1,066	January 2016	29.00	42	(11)
	JPMorgan Chase Bank N.A.	Call	1,066	March 2016	30.00	43	(32)
	N/A	Call	1,066	April 2016	31.00	42	(27)
	N/A	Call	1,066	July 2016	33.00	36	(24)
Hess Corp.	N/A	Put	254	January 2016	47.50	51	(31)
Philip Morris International, Inc.	N/A	Call	238	March 2016	87.50	93	(71)
VTTI Energy Partners L.P.	N/A	Put	251	April 2016	20.00	79	(44)

						$522	$(263)

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$370,526	$—	$—
Short-Term Securities	—	17,419	—
Total	$370,526	$17,419	$—
Liabilities
Written Options	$145	$118	$—

During the year ended December 31, 2015, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guarenteed

OTC = Over the Counter

See Accompanying Notes to Financial Statements.

170	ANNUAL REPORT	2015

STATEMENTS OF ASSETS AND LIABILITIES

Ivy Funds VIP	AS OF DECEMBER 31, 2015

(In thousands, except per share amounts)	Pathfinder Aggressive		Pathfinder Conservative		Pathfinder Moderate		Pathfinder Moderately Aggressive		Pathfinder Moderately Conservative		Pathfinder Moderate - Managed Volatility	Pathfinder Moderately Aggressive - Managed Volatility
ASSETS
Investments in unaffiliated securities at value+	$594		$574		$467		$494		$579		$13,209	$2,185
Investments in affiliated securities at market value+	84,555		116,917		891,440		1,054,005		271,089		382,556	64,687
Investments at Market Value	85,149		117,491		891,907		1,054,499		271,668		395,765	66,872
Cash	1		1		1		1		1		1	1
Restricted cash	—		—		—		—		—		937	176
Investment securities sold receivable	5		25		132		105		20		—	—
Dividends and interest receivable	—	*	—	*	—	*	—	*	—	*	5	1
Capital shares sold receivable	—	*	—	*	613		82		25		165	—
Variation margin receivable	—		—		—		—		—		197	37
Prepaid and other assets	1		1		8		9		2		2	—	*
Total Assets	85,156		117,518		892,661		1,054,696		271,716		397,072	67,087

LIABILITIES
Investment securities purchased payable	—		—		—		—		—		1,547	219
Capital shares redeemed payable	12		82		10		204		4		10	3
Independent Trustees and Chief Compliance Officer fees payable	5		5		38		45		13		3	1
Shareholder servicing payable	—	*	—	*	4		4		1		1	—	*
Investment management fee payable	—		—		—		—		—		2	—	*
Accounting services fee payable	2		3		12		14		5		7	2
Other liabilities	1		1		3		4		1		2	2
Total Liabilities	20		91		67		271		24		1,572	227
Total Net Assets	$85,136		$117,427		$892,594		$1,054,425		$271,692		$395,500	$66,860

NET ASSETS
Capital paid in (shares authorized – unlimited)	$80,660		$111,705		$821,692		$961,186		$254,166		$400,220	$68,328
Undistributed net investment income	1,179		1,306		11,260		16,461		3,404		2,583	600
Accumulated net realized gain	7,751		7,055		68,290		90,354		19,151		15,092	3,382
Net unrealized depreciation	(4,454)		(2,639)		(8,648)		(13,576)		(5,029)		(22,395)	(5,450)
Total Net Assets	$85,136		$117,427		$892,594		$1,054,425		$271,692		$395,500	$66,860

CAPITAL SHARES OUTSTANDING	16,862		22,783		167,271		191,642		51,248		73,642	12,725

NET ASSET VALUE PER SHARE	$5.05		$5.15		$5.34		$5.50		$5.30		$5.37	$5.25

+COST
Investments in unaffiliated securities at cost	$594		$574		$467		$494		$579		$13,209	$2,185
Investments in affiliated securities at cost	89,009		119,556		900,088		1,067,581		276,118		405,145	70,174

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	171

STATEMENTS OF ASSETS AND LIABILITIES

Ivy Funds VIP	AS OF DECEMBER 31, 2015

(In thousands, except per share amounts)	Pathfinder Moderately Conservative - Managed Volatility		Asset Strategy(1)	Balanced		Bond	Core Equity	Dividend Opportunities	Energy
ASSETS
Investments in unaffiliated securities at value+	$1,562		$1,190,823	$383,735		$278,103	$452,680	$513,405	$125,061
Investments in affiliated securities at market value+	51,761		22,726	—		—	—	—	—
Bullion at value+	—		41,830	—		—	—	—	—
Investments at Market Value	53,323		1,255,379	383,735		278,103	452,680	513,405	125,061
Cash	1		2,188	1		1	1	1	1
Cash denominated in foreign currencies at value+	—		1	—		—	—	—	—
Restricted cash	157		—	—		—	—	—	—
Investment securities sold receivable	—		5,544	—		—	1,066	—	—
Dividends and interest receivable	—	*	7,387	1,168		2,208	640	1,032	184
Capital shares sold receivable	276		304	—	*	5	6	265	39
Unrealized appreciation on forward foreign currency contracts	—		268	—		—	—	—	—
Variation margin receivable	33		—	—		—	—	—	—
Prepaid and other assets	—	*	13	4		3	4	1	1
Total Assets	53,790		1,271,084	384,908		280,320	454,397	514,704	125,286

LIABILITIES
Investment securities purchased payable	—		—	1,246		—	—	—	8,073
Capital shares redeemed payable	1		1,056	316		428	278	133	37
Independent Trustees and Chief Compliance Officer fees payable	1		135	78		74	151	27	5
Distribution and service fees payable	—		9	3		2	3	3	1
Shareholder servicing payable	—	*	6	2		1	2	2	1
Investment management fee payable	—	*	24	8		4	8	10	3
Accounting services fee payable	2		21	10		8	11	11	5
Unrealized depreciation on forward foreign currency contracts	—		60	—		—	—	—	—
Written options at value+	—		1,482	—		—	—	—	—
Other liabilities	1		25	3		3	5	6	2
Total Liabilities	5		2,818	1,666		520	458	192	8,127
Total Net Assets	$53,785		$1,268,266	$383,242		$279,800	$453,939	$514,512	$117,159

NET ASSETS
Capital paid in (shares authorized – unlimited)	$54,398		$1,318,424	$300,406		$275,104	$365,147	$426,403	$153,255
Undistributed net investment income	298		24,012	5,159		6,515	787	6,176	82
Accumulated net realized gain (loss)	1,802		(51,903)	54,555		726	52,638	30,281	(15,599)
Net unrealized appreciation (depreciation)	(2,713)		(22,267)	23,122		(2,545)	35,367	51,652	(20,579)
Total Net Assets	$53,785		$1,268,266	$383,242		$279,800	$453,939	$514,512	$117,159

CAPITAL SHARES OUTSTANDING	10,280		152,733	43,752		53,818	38,630	65,825	23,245

NET ASSET VALUE PER SHARE	$5.23		$8.30	$8.76		$5.20	$11.75	$7.82	$5.04

+COST
Investments in unaffiliated securities at cost	$1,562		$1,189,397	$360,613		$280,648	$417,313	$461,753	$145,640
Investments in affiliated securities at cost	54,507		41,465	—		—	—	—	—
Bullion at cost	—		48,038	—		—	—	—	—
Cash denominated in foreign currencies at cost	—		1	—		—	—	—	—
Written options premiums received at cost	—		2,599	—		—	—	—	—

*	Not shown due to rounding.

(1)	Consolidated Statement of Assets and Liabilities (See Note 6 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

172	ANNUAL REPORT	2015

STATEMENTS OF ASSETS AND LIABILITIES

Ivy Funds VIP	AS OF DECEMBER 31, 2015

(In thousands, except per share amounts)	Global Bond		Global Growth	Global Natural Resources	Growth	High Income	International Core Equity	Limited- Term Bond
ASSETS
Investments in unaffiliated securities at value+	$19,625		$505,842	$118,483	$896,943	$710,734	$672,595	$381,782
Investments at Market Value	19,625		505,842	118,483	896,943	710,734	672,595	381,782
Cash	4		1	1	1	1,698	1	1
Cash denominated in foreign currencies at value+	—		1	—	—	6	2	—
Restricted cash	—		—	—	—	—	20	—
Investment securities sold receivable	—	*	—	4	—	829	66	—
Dividends and interest receivable	233		713	233	893	12,320	1,160	2,854
Capital shares sold receivable	21		217	97	280	426	206	190
Unrealized appreciation on forward foreign currency contracts	3		—	211	—	55	1,022	—
Prepaid and other assets	—	*	1	1	4	8	4	— *
Total Assets	19,886		506,775	119,030	898,121	726,076	675,076	384,827

LIABILITIES
Investment securities purchased payable	—		—	5,017	649	29	109	—
Capital shares redeemed payable	10		77	46	290	366	202	36
Independent Trustees and Chief Compliance Officer fees payable	1		53	16	224	50	69	12
Distribution and service fees payable	—	*	4	1	6	5	4	2
Shareholder servicing payable	—	*	2	1	4	3	3	2
Investment management fee payable	—		11	3	16	12	16	5
Accounting services fee payable	1		11	5	18	16	14	10
Unrealized depreciation on swap agreements	—		—	—	—	27	—	—
Other liabilities	2		8	2	7	69	21	4
Total Liabilities	14		166	5,091	1,214	577	438	71
Total Net Assets	$19,872		$506,609	$113,939	$896,907	$725,499	$674,638	$384,756

NET ASSETS
Capital paid in (shares authorized – unlimited)	$21,345		$446,726	$184,044	$585,176	$807,077	$681,482	$384,243
Undistributed (distributions in excess of) net investment income	725		984	803	(23)	56,511	8,809	5,735
Accumulated net realized gain (loss)	(828)		14,211	(38,367)	89,814	(21,700)	5,923	(4,654)
Net unrealized appreciation (depreciation)	(1,370)		44,688	(32,541)	221,940	(116,389)	(21,576)	(568)
Total Net Assets	$19,872		$506,609	$113,939	$896,907	$725,499	$674,638	$384,756

CAPITAL SHARES OUTSTANDING	4,196		58,379	31,102	78,554	216,483	43,450	79,019

NET ASSET VALUE PER SHARE	$4.74		$8.68	$3.66	$11.42	$3.35	$15.53	$4.87

+COST
Investments in unaffiliated securities at cost	$20,998		$461,077	$151,235	$675,003	$827,150	$695,125	$382,350
Cash denominated in foreign currencies at cost	—		1	—	—	6	2	—

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	173

STATEMENTS OF ASSETS AND LIABILITIES

Ivy Funds VIP	AS OF DECEMBER 31, 2015

(In thousands, except per share amounts)	Micro Cap Growth		Mid Cap Growth	Money Market	Real Estate Securities		Science and Technology		Small Cap Growth	Small Cap Value
ASSETS
Investments in unaffiliated securities at value+	$58,940		$584,610	$537,434	$47,158		$582,126		$429,483	$322,120
Investments at Market Value	58,940		584,610	537,434	47,158		582,126		429,483	322,120
Cash	1		1	8	1		—	*	1	1
Investment securities sold receivable	—		1,507	—	—		566		—	3,782
Dividends and interest receivable	20		777	123	195		210		105	133
Capital shares sold receivable	—	*	227	1,266	95		223		216	101
Receivable from affiliates	—		79	633	—		—		—	—
Prepaid and other assets	1		4	1	—	*	25		2	1
Total Assets	58,962		587,205	539,465	47,449		583,150		429,807	326,138

LIABILITIES
Investment securities purchased payable	—		190	—	—		—		—	8,336
Capital shares redeemed payable	51		223	53	4		577		69	95
Distributions payable	—		—	9	—		—		—	—
Independent Trustees and Chief Compliance Officer fees payable	7		18	34	5		68		92	27
Distribution and service fees payable	—	*	4	—	1		4		3	2
Shareholder servicing payable	—	*	2	2	—	*	2		2	1
Investment management fee payable	2		13	6	1		13		10	8
Accounting services fee payable	3		13	11	2		13		10	8
Written options at value+	—		290	—	—		185		—	—
Other liabilities	2		6	8	2		—		5	5
Total Liabilities	65		759	123	15		862		191	8,482
Total Net Assets	$58,897		$586,446	$539,342	$47,434		$582,288		$429,616	$317,656

NET ASSETS
Capital paid in (shares authorized – unlimited)	$49,995		$536,808	$539,325	$36,900		$396,356		$339,918	$287,587
Undistributed (distributions in excess of) net investment income	8		(65)	—	626		110		(92)	259
Accumulated net realized gain	6,092		32,489	17	4,215		20,917		45,016	28,581
Net unrealized appreciation	2,802		17,214	—	5,693		164,905		44,774	1,229
Total Net Assets	$58,897		$586,446	$539,342	$47,434		$582,288		$429,616	$317,656

CAPITAL SHARES OUTSTANDING	2,856		62,243	539,329	5,283		25,366		40,511	20,291

NET ASSET VALUE PER SHARE	$20.62		$9.42	$1.00	$8.98		$22.96		$10.60	$15.66

+COST
Investments in unaffiliated securities at cost	$56,138		$568,481	$537,434	$41,465		$417,394		$384,709	$320,891
Written options premiums received at cost	—		1,376	—	—		358		—	—

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

174	ANNUAL REPORT	2015

STATEMENTS OF ASSETS AND LIABILITIES

Ivy Funds VIP	AS OF DECEMBER 31, 2015

(In thousands, except per share amounts)	Value
ASSETS
Investments in unaffiliated securities at value+	$387,945
Investments at Market Value	387,945
Cash	1
Investment securities sold receivable	1,189
Dividends and interest receivable	616
Capital shares sold receivable	97
Prepaid and other assets	2
Total Assets	389,850

LIABILITIES
Investment securities purchased payable	5,326
Capital shares redeemed payable	119
Independent Trustees and Chief Compliance Officer fees payable	48
Distribution and service fees payable	3
Shareholder servicing payable	2
Investment management fee payable	7
Accounting services fee payable	10
Written options at value+	263
Other liabilities	4
Total Liabilities	5,782
Total Net Assets	$384,068

NET ASSETS
Capital paid in (shares authorized – unlimited)	$337,480
Distributions in excess of net investment income	(49)
Accumulated net realized gain	48,908
Net unrealized depreciation	(2,271)
Total Net Assets	$384,068

CAPITAL SHARES OUTSTANDING	62,428

NET ASSET VALUE PER SHARE	$6.15

+COST
Investments in unaffiliated securities at cost	$390,475
Written options premiums received at cost	522

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	175

STATEMENTS OF OPERATIONS

Ivy Funds VIP	FOR THE YEAR ENDED DECEMBER 31, 2015

(In thousands)	Pathfinder Aggressive	Pathfinder Conservative	Pathfinder Moderate	Pathfinder Moderately Aggressive	Pathfinder Moderately Conservative	Pathfinder Moderate - Managed Volatility	Pathfinder Moderately Aggressive - Managed Volatility
INVESTMENT INCOME
Dividends from affiliated securities	$1,241	$1,381	$11,589	$16,858	$3,545	$3,317	$786
Interest and amortization from unaffiliated securities	1	1	1	1	1	17	3
Total Investment Income	1,242	1,382	11,590	16,859	3,546	3,334	789

EXPENSES
Investment management fee	—	—	—	—	—	595	111
Shareholder servicing	1	1	11	14	4	4	1
Custodian fees	2	2	2	3	2	3	3
Independent Trustees and Chief Compliance Officer fees	4	5	41	49	13	12	2
Accounting services fee	26	36	153	174	60	63	22
Professional fees	14	15	41	54	26	24	17
Other	10	12	45	53	21	24	8
Total Expenses	57	71	293	347	126	725	164
Net Investment Income	1,185	1,311	11,297	16,512	3,420	2,609	625

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in affiliated securities	860	1,346	10,213	11,594	3,282	636	119
Distributions of realized capital gains from affiliated securities	6,894	5,711	58,094	78,790	15,876	16,618	3,672
Futures contracts	—	—	—	—	—	(2,108)	(390)
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated securities	(8,650)	(7,776)	(75,994)	(105,515)	(21,368)	(22,210)	(4,947)
Futures contracts	—	—	—	—	—	207	43
Net Realized and Unrealized Loss	(896)	(719)	(7,687)	(15,131)	(2,210)	(6,857)	(1,503)
Net Increase (Decrease) in Net Assets Resulting from Operations	$289	$592	$3,610	$1,381	$1,210	$(4,248)	$(878)

See Accompanying Notes to Financial Statements.

176	ANNUAL REPORT	2015

STATEMENTS OF OPERATIONS

Ivy Funds VIP	FOR THE YEAR ENDED DECEMBER 31, 2015

(In thousands)	Pathfinder Moderately Conservative - Managed Volatility	Asset Strategy(1)	Balanced	Bond	Core Equity	Dividend Opportunities	Energy
INVESTMENT INCOME
Dividends from unaffiliated securities	$—	$20,307	$5,460	$—	$6,521	$10,975	$1,634
Dividends from affiliated securities	445	—	—	—	—	—	—
Foreign dividend withholding tax	—	(587)	(58)	—	(128)	(149)	(29)
Interest and amortization from unaffiliated securities	2	6,591	3,795	7,953	12	114	20
Foreign interest withholding tax	—	— *	—	—	—	—	—
Total Investment Income	447	26,311	9,197	7,953	6,405	10,940	1,625

EXPENSES
Investment management fee	82	10,090	2,832	1,423	3,382	3,580	1,081
Service fee	—	3,689	1,011	749	1,208	1,279	318
Shareholder servicing	— *	21	5	4	6	6	2
Custodian fees	3	84	7	8	12	13	6
Independent Trustees and Chief Compliance Officer fees	2	65	16	11	18	23	6
Accounting services fee	16	249	123	93	131	134	61
Professional fees	15	141	30	30	29	30	19
Other	6	208	9	20	32	43	32
Total Expenses	124	14,547	4,033	2,338	4,818	5,108	1,525
Less:
Expenses in excess of limit	—	(100)	—	—	(242)	—	—
Total Net Expenses	124	14,447	4,033	2,338	4,576	5,108	1,525
Net Investment Income	323	11,864	5,164	5,615	1,829	5,832	100

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	—	(75,989)	54,582	3,195	51,913	30,084	(10,626)
Investments in affiliated securities	127	—	—	—	—	—	—
Distributions of realized capital gains from affiliated securities	1,992	—	—	—	—	—	—
Futures contracts	(315)	(921)	—	—	—	—	—
Written options	—	7,347	—	—	—	132	—
Forward foreign currency contracts	—	2,605	—	—	—	—	—
Foreign currency exchange transactions	—	(226)	—	—	—	(12)	(2)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	— *	(52,087)	(60,752)	(8,039)	(56,495)	(46,306)	(21,184)
Investments in affiliated securities	(2,693)	(14,151)	—	—	—	—	—
Futures contracts	34	—	—	—	—	—	—
Written options	—	207	—	—	—	—	—
Forward foreign currency contracts	—	103	—	—	—	—	—
Foreign currency exchange transactions	—	(12)	—	—	—	—	— *
Net Realized and Unrealized Loss	(855)	(133,124)	(6,170)	(4,844)	(4,582)	(16,102)	(31,812)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(532)	$(121,260)	$(1,006)	$771	$(2,753)	$(10,270)	$(31,712)

*	Not shown due to rounding.

(1)	Consolidated Statement of Operations (See Note 6 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	177

STATEMENTS OF OPERATIONS

Ivy Funds VIP	FOR THE YEAR ENDED DECEMBER 31, 2015

(In thousands)	Global Bond	Global Growth	Global Natural Resources	Growth	High Income	International Core Equity	Limited- Term Bond
INVESTMENT INCOME
Dividends from unaffiliated securities	$57	$7,149	$2,693	$8,791	$489	$18,127	$78
Foreign dividend withholding tax	(2)	(519)	(86)	(103)	—	(1,929)	—
Interest and amortization from unaffiliated securities	785	57	20	56	64,263	40	8,870
Foreign interest withholding tax	—	— *	—	—	—	— *	—
Total Investment Income	840	6,687	2,627	8,744	64,752	16,238	8,948

EXPENSES
Investment management fee	122	4,163	1,394	6,221	5,047	5,915	2,125
Service fee	49	1,224	349	2,222	2,051	1,740	1,062
Shareholder servicing	— *	6	3	10	11	8	5
Custodian fees	5	45	6	15	16	77	10
Independent Trustees and Chief Compliance Officer fees	1	20	6	32	37	29	20
Accounting services fee	13	131	63	210	203	166	125
Professional fees	21	35	26	42	69	44	32
Other	10	88	31	40	82	76	19
Total Expenses	221	5,712	1,878	8,792	7,516	8,055	3,398
Less:
Expenses in excess of limit	(122)	(147)	—	(267)	(250)	—	—
Total Net Expenses	99	5,565	1,878	8,525	7,266	8,055	3,398
Net Investment Income	741	1,122	749	219	57,486	8,183	5,550

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	(699)	14,013	(13,536)	89,855	(22,710)	9,402	988
Futures contracts	(35)	—	—	—	—	—	—
Swap agreements	—	—	—	—	(432)	—	—
Forward foreign currency contracts	11	1,692	898	—	853	774	—
Foreign currency exchange transactions	(7)	(79)	(9)	—	(167)	(218)	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(563)	(1,483)	(20,586)	(28,957)	(86,469)	(29,669)	(2,394)
Swap agreements	—	—	—	—	(27)	—	—
Forward foreign currency contracts	— *	(1,473)	73	—	(33)	1,217	—
Foreign currency exchange transactions	3	(22)	(1)	—	3	(20)	—
Net Realized and Unrealized Gain (Loss)	(1,290)	12,648	(33,161)	60,898	(108,982)	(18,514)	(1,406)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(549)	$13,770	$(32,412)	$61,117	$(51,496)	$(10,331)	$4,144

* Not shown due to rounding.

See Accompanying Notes to Financial Statements.

178	ANNUAL REPORT	2015

STATEMENTS OF OPERATIONS

Ivy Funds VIP	FOR THE YEAR ENDED DECEMBER 31, 2015

(In thousands)	Micro Cap Growth	Mid Cap Growth	Money Market	Real Estate Securities	Science and Technology	Small Cap Growth	Small Cap Value
INVESTMENT INCOME
Dividends from unaffiliated securities	$145	$5,986	$—	$1,146	$3,170	$1,637	$4,789
Foreign dividend withholding tax	—	(17)	—	—	(141)	—	(2)
Interest and amortization from unaffiliated securities	7	44	1,150	1	139	50	36
Total Investment Income	152	6,013	1,150	1,147	3,168	1,687	4,823

EXPENSES
Investment management fee	636	4,951	2,136	451	5,079	3,835	2,893
Service fee	167	1,456	—	125	1,496	1,128	851
Shareholder servicing	1	8	6	1	9	5	4
Custodian fees	7	16	16	5	26	13	16
Independent Trustees and Chief Compliance Officer fees	3	27	23	2	25	17	15
Accounting services fee	42	155	136	33	156	127	104
Professional fees	27	31	36	16	70	25	22
Other	9	52	19	9	37	41	25
Total Expenses	892	6,696	2,372	642	6,898	5,191	3,930
Less:
Expenses in excess of limit	—	(286)	(1,329)	(45)	(112)	(90)	—
Total Net Expenses	892	6,410	1,043	597	6,786	5,101	3,930
Net Investment Income (Loss)	(740)	(397)	107	550	(3,618)	(3,414)	893

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	6,307	34,389	14	4,304	21,918	45,756	27,471
Written options	—	(748)	—	—	925	—	—
Foreign currency exchange transactions	—	(3)	—	—	15	—	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(11,508)	(69,599)	—	(2,654)	(37,907)	(34,254)	(47,149)
Written options	—	1,027	—	—	226	—	—
Foreign currency exchange transactions	—	(1)	—	—	(1)	—	—
Net Realized and Unrealized Gain (Loss)	(5,201)	(34,935)	14	1,650	(14,824)	11,502	(19,678)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,941)	$(35,332)	$121	$2,200	$(18,442)	$8,088	$(18,785)

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	179

STATEMENTS OF OPERATIONS

Ivy Funds VIP	FOR THE YEAR ENDED DECEMBER 31, 2015

(In thousands)	Value
INVESTMENT INCOME
Dividends from unaffiliated securities	$7,660
Foreign dividend withholding tax	(82)
Interest and amortization from unaffiliated securities	52
Total Investment Income	7,630

EXPENSES
Investment management fee	2,807
Service fee	1,003
Shareholder servicing	5
Custodian fees	11
Independent Trustees and Chief Compliance Officer fees	17
Accounting services fee	123
Professional fees	29
Other	26
Total Expenses	4,021
Less:
Expenses in excess of limit	(40)
Total Net Expenses	3,981
Net Investment Income	3,649

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	40,304
Written options	807
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(60,756)
Written options	180
Net Realized and Unrealized Loss	(19,465)
Net Decrease in Net Assets Resulting from Operations	$(15,816)

See Accompanying Notes to Financial Statements.

180	ANNUAL REPORT	2015

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds VIP

	Pathfinder Aggressive		Pathfinder Conservative		Pathfinder Moderate
(In thousands)	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,185	$2,347	$1,311	$1,382	$11,297	$15,553
Net realized gain on investments	7,754	8,641	7,057	7,710	68,307	74,027
Net change in unrealized depreciation	(8,650)	(6,882)	(7,776)	(4,943)	(75,994)	(51,453)
Net Increase in Net Assets Resulting from Operations	289	4,106	592	4,149	3,610	38,127

Distributions to Shareholders From:
Net investment income	(2,349)	(731)	(1,383)	(1,290)	(15,558)	(9,590)
Net realized gains	(8,641)	(6,254)	(7,709)	(7,315)	(74,025)	(65,663)
Total Distributions to Shareholders	(10,990)	(6,985)	(9,092)	(8,605)	(89,583)	(75,253)
Capital Share Transactions	11,001	1,858	3,649	5,514	50,072	44,022
Net Increase (Decrease) in Net Assets	300	(1,021)	(4,851)	1,058	(35,901)	6,896
Net Assets, Beginning of Period	84,836	85,857	122,278	121,220	928,495	921,599
Net Assets, End of Period	$85,136	$84,836	$117,427	$122,278	$892,594	$928,495
Undistributed net investment income	$1,179	$2,343	$1,306	$1,378	$11,260	$15,521

	Pathfinder Moderately Aggressive		Pathfinder Moderately Conservative		Pathfinder Moderate - Managed Volatility
(In thousands)	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$16,512	$25,192	$3,420	$4,235	$2,609	$1,126
Net realized gain on investments	90,384	92,905	19,158	22,166	15,146	4,681
Net change in unrealized depreciation	(105,515)	(68,770)	(21,368)	(15,176)	(22,003)	(1,351)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,381	49,327	1,210	11,225	(4,248)	4,456

Distributions to Shareholders From:
Net investment income	(25,209)	(11,294)	(4,238)	(2,929)	—	(1,154)
Net realized gains	(92,919)	(75,997)	(22,167)	(18,975)	—	(4,820)
Total Distributions to Shareholders	(118,128)	(87,291)	(26,405)	(21,904)	—	(5,974)
Capital Share Transactions	73,240	46,422	5,539	2,211	196,636	170,669
Net Increase (Decrease) in Net Assets	(43,507)	8,458	(19,656)	(8,468)	192,388	169,151
Net Assets, Beginning of Period	1,097,932	1,089,474	291,348	299,816	203,112	33,961
Net Assets, End of Period	$1,054,425	$1,097,932	$271,692	$291,348	$395,500	$203,112
Undistributed (distributions in excess of) net investment income	$16,461	$25,158	$3,404	$4,222	$2,583	$(26)

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	181

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds VIP

	Pathfinder Moderately Aggressive - Managed Volatility		Pathfinder Moderately Conservative - Managed Volatility		Asset Strategy(1)
(In thousands)	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$625	$494	$323	$159	$11,864	$15,802
Net realized gain (loss) on investments	3,401	1,748	1,804	925	(67,184)	260,940
Net change in unrealized depreciation	(4,904)	(974)	(2,659)	(400)	(65,940)	(367,347)
Net Increase (Decrease) in Net Assets Resulting from Operations	(878)	1,268	(532)	684	(121,260)	(90,605)

Distributions to Shareholders From:
Net investment income	—	(517)	—	(182)	(5,385)	(8,178)
Net realized gains	—	(1,794)	(102)	(854)	(258,552)	(216,767)
Total Distributions to Shareholders	—	(2,311)	(102)	(1,036)	(263,937)	(224,945)
Capital Share Transactions	24,847	33,567	23,315	21,636	53,860	210,680
Net Increase (Decrease) in Net Assets	23,969	32,524	22,681	21,284	(331,337)	(104,870)
Net Assets, Beginning of Period	42,891	10,367	31,104	9,820	1,599,603	1,704,473
Net Assets, End of Period	$66,860	$42,891	$53,785	$31,104	$1,268,266	$1,599,603
Undistributed (distributions in excess of) net investment income	$600	$(25)	$298	$(25)	$24,012	$17,214

	Balanced		Bond		Core Equity
(In thousands)	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$5,164	$3,682	$5,615	$7,635	$1,829	$1,682
Net realized gain (loss) on investments	54,582	54,338	3,195	(39)	51,913	80,703
Net change in unrealized appreciation (depreciation)	(60,752)	(28,137)	(8,039)	5,780	(56,495)	(35,874)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,006)	29,883	771	13,376	(2,753)	46,511

Distributions to Shareholders From:
Net investment income	(3,687)	(3,847)	(8,715)	(11,937)	(1,727)	(2,471)
Net realized gains	(54,222)	(34,578)	—	(9,440)	(80,819)	(69,613)
Total Distributions to Shareholders	(57,909)	(38,425)	(8,715)	(21,377)	(82,546)	(72,084)
Capital Share Transactions	27,469	5,353	(21,808)	3,460	33,897	30,929
Net Increase (Decrease) in Net Assets	(31,446)	(3,189)	(29,752)	(4,541)	(51,402)	5,356
Net Assets, Beginning of Period	414,688	417,877	309,552	314,093	505,341	499,985
Net Assets, End of Period	$383,242	$414,688	$279,800	$309,552	$453,939	$505,341
Undistributed net investment income	$5,159	$3,612	$6,515	$8,632	$787	$1,536

(1)	Consolidated Statements of Changes in Net Assets (See Note 6 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

182	ANNUAL REPORT	2015

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds VIP

	Dividend Opportunities		Energy		Global Bond
(In thousands)	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$5,832	$6,516	$100	$(121)	$741	$715
Net realized gain (loss) on investments	30,204	55,801	(10,628)	103	(730)	12
Net change in unrealized depreciation	(46,306)	(15,845)	(21,184)	(17,054)	(560)	(804)
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,270)	46,472	(31,712)	(17,072)	(549)	(77)

Distributions to Shareholders From:
Net investment income	(6,503)	(5,596)	(72)	—	(701)	(415)
Net realized gains	(55,662)	(37,543)	(654)	(3,701)	—	—
Total Distributions to Shareholders	(62,165)	(43,139)	(726)	(3,701)	(701)	(415)
Capital Share Transactions	75,723	23,426	31,630	39,548	1,843	3,938
Net Increase (Decrease) in Net Assets	3,288	26,759	(808)	18,775	593	3,446
Net Assets, Beginning of Period	511,224	484,465	117,967	99,192	19,279	15,833
Net Assets, End of Period	$514,512	$511,224	$117,159	$117,967	$19,872	$19,279
Undistributed net investment income	$6,176	$6,769	$82	$49	$725	$692

	Global Growth		Global Natural Resources		Growth
(In thousands)	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,122	$3,940	$749	$207	$219	$924
Net realized gain (loss) on investments	15,626	24,100	(12,647)	3,105	89,855	192,215
Net change in unrealized depreciation	(2,978)	(23,474)	(20,514)	(24,165)	(28,957)	(103,553)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,770	4,566	(32,412)	(20,853)	61,117	89,586

Distributions to Shareholders From:
Net investment income	(2,105)	(8,928)	(137)	—	(949)	(3,270)
Net realized gains	(24,394)	(36,409)	—	—	(104,978)	(145,321)
Total Distributions to Shareholders	(26,499)	(45,337)	(137)	—	(105,927)	(148,591)
Capital Share Transactions	87,875	53,264	806	(5,991)	70,362	(271,109)
Net Increase (Decrease) in Net Assets	75,146	12,493	(31,743)	(26,844)	25,552	(330,114)
Net Assets, Beginning of Period	431,463	418,970	145,682	172,526	871,355	1,201,469
Net Assets, End of Period	$506,609	$431,463	$113,939	$145,682	$896,907	$871,355
Undistributed (distributions in excess of) net investment income	$984	$2,046	$803	$178	$(23)	$707

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	183

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds VIP

	High Income		International Core Equity		Limited-Term Bond
(In thousands)	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$57,486	$51,169	$8,183	$8,630	$5,550	$6,419
Net realized gain (loss) on investments	(22,456)	8,514	9,958	88,878	988	(4,673)
Net change in unrealized appreciation (depreciation)	(86,526)	(48,743)	(28,472)	(86,788)	(2,394)	2,628
Net Increase (Decrease) in Net Assets Resulting from Operations	(51,496)	10,940	(10,331)	10,720	4,144	4,374

Distributions to Shareholders From:
Net investment income	(51,203)	(39,918)	(8,590)	(16,870)	(6,695)	(2,598)
Net realized gains	(8,693)	(6,022)	(84,858)	(52,403)	—	(605)
Total Distributions to Shareholders	(59,896)	(45,940)	(93,448)	(69,273)	(6,695)	(3,203)
Capital Share Transactions	18,446	164,154	122,044	42,851	(87,130)	36,655
Net Increase (Decrease) in Net Assets	(92,946)	129,154	18,265	(15,702)	(89,681)	37,826
Net Assets, Beginning of Period	818,445	689,291	656,373	672,075	474,437	436,611
Net Assets, End of Period	$725,499	$818,445	$674,638	$656,373	$384,756	$474,437
Undistributed net investment income	$56,511	$51,134	$8,809	$5,183	$5,735	$6,678

	Micro Cap Growth		Mid Cap Growth		Money Market
(In thousands)	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(740)	$(847)	$(397)	$(1,555)	$107	$133
Net realized gain on investments	6,307	10,617	33,638	48,139	14	10
Net change in unrealized depreciation	(11,508)	(11,501)	(68,573)	(9,125)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,941)	(1,731)	(35,332)	37,459	121	143

Distributions to Shareholders From:
Net investment income	—	—	—	—	(107)	(133)
Net realized gains	(10,594)	(9,754)	(46,460)	(26,432)	—	—
Total Distributions to Shareholders	(10,594)	(9,754)	(46,460)	(26,432)	(107)	(133)
Capital Share Transactions	3,776	3,965	111,257	120,182	27,804	(93,182)
Net Increase (Decrease) in Net Assets	(12,759)	(7,520)	29,465	131,209	27,818	(93,172)
Net Assets, Beginning of Period	71,656	79,176	556,981	425,772	511,524	604,696
Net Assets, End of Period	$58,897	$71,656	$586,446	$556,981	$539,342	$511,524
Undistributed (distributions in excess of) net investment income	$8	$18	$(65)	$(200)	$—	$—

See Accompanying Notes to Financial Statements.

184	ANNUAL REPORT	2015

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds VIP

	Real Estate Securities		Science and Technology		Small Cap Growth
(In thousands)	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$550	$542	$(3,618)	$(2,915)	$(3,414)	$(3,515)
Net realized gain on investments	4,304	5,063	22,858	36,496	45,756	98,430
Net change in unrealized appreciation (depreciation)	(2,654)	6,552	(37,682)	(17,241)	(34,254)	(98,411)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,200	12,157	(18,442)	16,340	8,088	(3,496)

Distributions to Shareholders From:
Net investment income	(518)	(469)	—	—	—	—
Net realized gains	(4,943)	(2,680)	(34,801)	(46,854)	(66,812)	(43,758)
Total Distributions to Shareholders	(5,461)	(3,149)	(34,801)	(46,854)	(66,812)	(43,758)
Capital Share Transactions	(1,585)	3,120	49,502	46,759	62,775	(87,569)
Net Increase (Decrease) in Net Assets	(4,846)	12,128	(3,741)	16,245	4,051	(134,823)
Net Assets, Beginning of Period	52,280	40,152	586,029	569,784	425,565	560,388
Net Assets, End of Period	$47,434	$52,280	$582,288	$586,029	$429,616	$425,565
Undistributed (distributions in excess of) net investment income	$626	$594	$110	$41	$(92)	$(99)

	Small Cap Value		Value
(In thousands)	Year ended 12-31-15	Year ended 12-31-14	Year ended 12-31-15	Year ended 12-31-14
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$893	$(309)	$3,649	$2,678
Net realized gain on investments	27,471	27,675	41,111	53,260
Net change in unrealized depreciation	(47,149)	(5,376)	(60,576)	(18,250)
Net Increase (Decrease) in Net Assets Resulting from Operations	(18,785)	21,990	(15,816)	37,688

Distributions to Shareholders From:
Net investment income	(294)	(253)	(3,133)	(3,881)
Net realized gains	(26,881)	(43,526)	(52,275)	(47,695)
Total Distributions to Shareholders	(27,175)	(43,779)	(55,408)	(51,576)
Capital Share Transactions	9,878	86,384	39,099	58,465
Net Increase (Decrease) in Net Assets	(36,082)	64,595	(32,125)	44,577
Net Assets, Beginning of Period	353,738	289,143	416,193	371,616
Net Assets, End of Period	$317,656	$353,738	$384,068	$416,193
Undistributed (distributions in excess of) net investment income	$259	$1,906	$(49)	$8,841

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	185

FINANCIAL HIGHLIGHTS

Ivy Funds VIP	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Pathfinder Aggressive
Year ended 12-31-2015	$5.73	$0.07	$(0.01)	$0.06	$(0.16)	$(0.58)	$(0.74)
Year ended 12-31-2014	5.95	0.16	0.10	0.26	(0.05)	(0.43)	(0.48)
Year ended 12-31-2013	5.04	0.05	1.27	1.32	(0.07)	(0.34)	(0.41)
Year ended 12-31-2012	4.77	0.07	0.48	0.55	(0.05)	(0.23)	(0.28)
Year ended 12-31-2011	5.16	0.04	(0.24)	(0.20)	(0.06)	(0.13)	(0.19)
Pathfinder Conservative
Year ended 12-31-2015	5.54	0.06	(0.03)	0.03	(0.06)	(0.36)	(0.42)
Year ended 12-31-2014	5.77	0.06	0.12	0.18	(0.06)	(0.35)	(0.41)
Year ended 12-31-2013	5.33	0.06	0.70	0.76	(0.08)	(0.24)	(0.32)
Year ended 12-31-2012	5.18	0.08	0.27	0.35	(0.05)	(0.15)	(0.20)
Year ended 12-31-2011	5.32	0.06	(0.02)	0.04	(0.07)	(0.11)	(0.18)
Pathfinder Moderate
Year ended 12-31-2015	5.87	0.07	(0.02)	0.05	(0.10)	(0.48)	(0.58)
Year ended 12-31-2014	6.14	0.10	0.14	0.24	(0.07)	(0.44)	(0.51)
Year ended 12-31-2013	5.33	0.07	1.02	1.09	(0.07)	(0.21)	(0.28)
Year ended 12-31-2012	5.06	0.07	0.40	0.47	(0.05)	(0.15)	(0.20)
Year ended 12-31-2011	5.27	0.06	(0.13)	(0.07)	(0.06)	(0.08)	(0.14)
Pathfinder Moderately Aggressive
Year ended 12-31-2015	6.14	0.09	(0.06)	0.03	(0.14)	(0.53)	(0.67)
Year ended 12-31-2014	6.38	0.14	0.14	0.28	(0.07)	(0.45)	(0.52)
Year ended 12-31-2013	5.45	0.07	1.19	1.26	(0.07)	(0.26)	(0.33)
Year ended 12-31-2012	5.09	0.08	0.46	0.54	(0.04)	(0.14)	(0.18)
Year ended 12-31-2011	5.37	0.05	(0.21)	(0.16)	(0.04)	(0.08)	(0.12)
Pathfinder Moderately Conservative
Year ended 12-31-2015	5.80	0.07	(0.03)	0.04	(0.09)	(0.45)	(0.54)
Year ended 12-31-2014	6.03	0.08	0.14	0.22	(0.06)	(0.39)	(0.45)
Year ended 12-31-2013	5.41	0.06	0.87	0.93	(0.08)	(0.23)	(0.31)
Year ended 12-31-2012	5.19	0.08	0.34	0.42	(0.05)	(0.15)	(0.20)
Year ended 12-31-2011	5.34	0.06	(0.06)	0.00	(0.06)	(0.09)	(0.15)
Pathfinder Moderate – Managed Volatility
Year ended 12-31-2015	5.39	0.05	(0.07)	(0.02)	—	—	—
Year ended 12-31-2014	5.37	0.06	0.14	0.20	(0.03)	(0.15)	(0.18)
Year ended 12-31-2013(3)	5.00	(0.01)	0.38	0.37	—	— *	— *
Pathfinder Moderately Aggressive – Managed Volatility
Year ended 12-31-2015	5.29	0.06	(0.10)	(0.04)	—	—	—
Year ended 12-31-2014	5.41	0.09	0.11	0.20	(0.07)	(0.25)	(0.32)
Year ended 12-31-2013(3)	5.00	(0.02)	0.43	0.41	—	— *	— *
Pathfinder Moderately Conservative – Managed Volatility
Year ended 12-31-2015	5.27	0.04	(0.07)	(0.03)	—	(0.01)	(0.01)
Year ended 12-31-2014	5.31	0.04	0.11	0.15	(0.03)	(0.16)	(0.19)
Year ended 12-31-2013(3)	5.00	(0.02)	0.33	0.31	—	— *	— *

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value. Total returns for periods less than one year are not annualized.

(3)	For the period from August 1, 2013 (commencement of operations of the Portfolio) through December 31, 2013.

(4)	Annualized.

(5)	Ratios of expenses to average net assets excluding offering cost was 0.26%.

(6)	Ratios of expenses to average net assets excluding offering cost was 0.29%.

(7)	Ratios of expenses to average net assets excluding offering cost was 0.33%.

(8)	Ratios of expenses to average net assets excluding offering cost was 0.36%.

(9)	Ratios of expenses to average net assets excluding offering cost was 0.35%.

186	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Pathfinder Aggressive
Year ended 12-31-2015	$5.05	0.34%	$85	0.07%		1.36%		13%
Year ended 12-31-2014	5.73	4.86	85	0.07		2.73		28
Year ended 12-31-2013	5.95	27.13	86	0.07		0.96		38
Year ended 12-31-2012	5.04	12.18	69	0.08		1.41		38
Year ended 12-31-2011	4.77	-4.15	65	0.07		0.85		18
Pathfinder Conservative
Year ended 12-31-2015	5.15	0.45	117	0.06		1.09		17
Year ended 12-31-2014	5.54	3.39	122	0.06		1.13		30
Year ended 12-31-2013	5.77	14.75	121	0.07		1.15		66
Year ended 12-31-2012	5.33	6.95	107	0.07		1.57		36
Year ended 12-31-2011	5.18	0.75	88	0.07		1.17		24
Pathfinder Moderate
Year ended 12-31-2015	5.34	0.32	893	0.03		1.22		13
Year ended 12-31-2014	5.87	4.24	928	0.03		1.69		24
Year ended 12-31-2013	6.14	20.83	922	0.03		1.15		39
Year ended 12-31-2012	5.33	9.53	733	0.04		1.43		24
Year ended 12-31-2011	5.06	-1.46	582	0.04		1.15		16
Pathfinder Moderately Aggressive
Year ended 12-31-2015	5.50	0.06	1,054	0.03		1.50		12
Year ended 12-31-2014	6.14	4.61	1,098	0.03		2.30		23
Year ended 12-31-2013	6.38	23.81	1,089	0.03		1.15		33
Year ended 12-31-2012	5.45	10.82	873	0.04		1.42		25
Year ended 12-31-2011	5.09	-3.02	723	0.04		0.97		14
Pathfinder Moderately Conservative
Year ended 12-31-2015	5.30	0.33	272	0.04		1.20		16
Year ended 12-31-2014	5.80	3.88	291	0.04		1.43		27
Year ended 12-31-2013	6.03	17.71	300	0.05		1.09		46
Year ended 12-31-2012	5.41	8.41	240	0.05		1.57		26
Year ended 12-31-2011	5.19	0.00	194	0.05		1.12		18
Pathfinder Moderate – Managed Volatility
Year ended 12-31-2015	5.37	-0.43	396	0.24		0.88		7
Year ended 12-31-2014	5.39	3.75	203	0.28	(5)	1.06		23
Year ended 12-31-2013(3)	5.37	7.50	34	0.58	(4)(6)	-0.57	(4)	18
Pathfinder Moderately Aggressive – Managed Volatility
Year ended 12-31-2015	5.25	-0.71	67	0.30		1.13		7
Year ended 12-31-2014	5.29	3.91	43	0.41	(7)	1.74		32
Year ended 12-31-2013(3)	5.41	8.27	10	1.04	(4)(8)	-1.03	(4)	15
Pathfinder Moderately Conservative – Managed Volatility
Year ended 12-31-2015	5.23	-0.52	54	0.30		0.78		9
Year ended 12-31-2014	5.27	3.06	31	0.47	(8)	0.76		36
Year ended 12-31-2013(3)	5.31	6.29	10	0.98	(4)(9)	-0.97	(4)	21

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	187

FINANCIAL HIGHLIGHTS

Ivy Funds VIP	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Asset Strategy
Year ended 12-31-2015	$10.87	$0.08	$(0.77)	$(0.69)	$(0.04)	$(1.84)	$(1.88)
Year ended 12-31-2014	13.25	0.11	(0.78)	(0.67)	(0.06)	(1.65)	(1.71)
Year ended 12-31-2013	10.73	0.10	2.57	2.67	(0.15)	—	(0.15)
Year ended 12-31-2012	9.11	0.18	1.55	1.73	(0.11)	—	(0.11)
Year ended 12-31-2011	9.91	0.06	(0.76)	(0.70)	(0.10)	—	(0.10)
Balanced
Year ended 12-31-2015	10.19	0.12	(0.09)	0.03	(0.09)	(1.37)	(1.46)
Year ended 12-31-2014	10.46	0.09	0.64	0.73	(0.10)	(0.90)	(1.00)
Year ended 12-31-2013	9.37	0.10	2.01	2.11	(0.15)	(0.87)	(1.02)
Year ended 12-31-2012	9.01	0.14	0.88	1.02	(0.14)	(0.52)	(0.66)
Year ended 12-31-2011	9.59	0.14	0.20	0.34	(0.15)	(0.77)	(0.92)
Bond
Year ended 12-31-2015	5.34	0.10	(0.09)	0.01	(0.15)	—	(0.15)
Year ended 12-31-2014	5.49	0.13	0.10	0.23	(0.21)	(0.17)	(0.38)
Year ended 12-31-2013	5.90	0.14	(0.26)	(0.12)	(0.20)	(0.09)	(0.29)
Year ended 12-31-2012	5.80	0.15	0.18	0.33	(0.18)	(0.05)	(0.23)
Year ended 12-31-2011	5.60	0.17	0.22	0.39	(0.15)	(0.04)	(0.19)
Core Equity
Year ended 12-31-2015	14.18	0.05	(0.06)	(0.01)	(0.05)	(2.37)	(2.42)
Year ended 12-31-2014	15.13	0.05	1.24	1.29	(0.08)	(2.16)	(2.24)
Year ended 12-31-2013	12.38	0.07	3.88	3.95	(0.07)	(1.13)	(1.20)
Year ended 12-31-2012	11.70	0.07	1.96	2.03	(0.08)	(1.27)	(1.35)
Year ended 12-31-2011	11.91	0.07	0.15	0.22	(0.04)	(0.39)	(0.43)
Dividend Opportunities
Year ended 12-31-2015	9.05	0.09	(0.23)	(0.14)	(0.11)	(0.98)	(1.09)
Year ended 12-31-2014	9.04	0.12	0.71	0.83	(0.10)	(0.72)	(0.82)
Year ended 12-31-2013	7.24	0.10	2.01	2.11	(0.13)	(0.18)	(0.31)
Year ended 12-31-2012	6.47	0.14	0.71	0.85	(0.08)	—	(0.08)
Year ended 12-31-2011	6.86	0.09	(0.41)	(0.32)	(0.07)	—	(0.07)
Energy
Year ended 12-31-2015	6.51	0.00 *	(1.44)	(1.44)	— *	(0.03)	(0.03)
Year ended 12-31-2014	7.50	(0.01)	(0.73)	(0.74)	—	(0.25)	(0.25)
Year ended 12-31-2013	5.89	(0.02)	1.65	1.63	—	(0.02)	(0.02)
Year ended 12-31-2012	5.81	(0.01)	0.09	0.08	—	—	—
Year ended 12-31-2011	6.39	(0.02)	(0.56)	(0.58)	—	—	—
Global Bond
Year ended 12-31-2015	5.05	0.19	(0.31)	(0.12)	(0.19)	—	(0.19)
Year ended 12-31-2014	5.16	0.19	(0.18)	0.01	(0.12)	—	(0.12)
Year ended 12-31-2013	5.07	0.15	(0.06)	0.09	—	—	—
Year ended 12-31-2012	4.90	0.15	0.16	0.31	(0.14)	— *	(0.14)
Year ended 12-31-2011	5.00	0.12	(0.12)	0.00	(0.10)	—	(0.10)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

188	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Asset Strategy
Year ended 12-31-2015	$8.30	-8.35%	$1,268	0.98%	0.81%	0.99%	0.80%	70%
Year ended 12-31-2014	10.87	-5.26	1,600	0.97	0.94	0.98	0.93	130
Year ended 12-31-2013	13.25	25.13	1,704	0.97	0.82	0.98	0.81	64
Year ended 12-31-2012	10.73	19.18	1,345	1.00	1.83	1.01	1.82	49
Year ended 12-31-2011	9.11	-7.21	1,197	0.99	0.62	1.00	0.61	57
Balanced
Year ended 12-31-2015	8.76	-0.32	383	1.00	1.28	—	—	44
Year ended 12-31-2014	10.19	7.57	415	1.01	0.90	—	—	43
Year ended 12-31-2013	10.46	23.70	418	1.01	0.99	—	—	38
Year ended 12-31-2012	9.37	11.75	355	1.01	1.55	—	—	43
Year ended 12-31-2011	9.01	3.31	345	1.01	1.46	—	—	32
Bond
Year ended 12-31-2015	5.20	0.20	280	0.78	1.87	—	—	59
Year ended 12-31-2014	5.34	4.34	310	0.78	2.43	—	—	28
Year ended 12-31-2013	5.49	-2.09	314	0.78	2.50	—	—	48
Year ended 12-31-2012	5.90	5.78	511	0.78	2.62	—	—	33
Year ended 12-31-2011	5.80	7.31	640	0.77	3.02	—	—	65
Core Equity
Year ended 12-31-2015	11.75	-0.69	454	0.95	0.38	1.00	0.33	60
Year ended 12-31-2014	14.18	9.68	505	0.95	0.34	1.00	0.29	57
Year ended 12-31-2013	15.13	33.51	500	0.96	0.55	1.01	0.50	70
Year ended 12-31-2012	12.38	18.60	391	0.97	0.60	1.02	0.55	53
Year ended 12-31-2011	11.70	1.66	376	0.96	0.57	1.01	0.52	70
Dividend Opportunities
Year ended 12-31-2015	7.82	-2.06	515	1.00	1.14	—	—	50
Year ended 12-31-2014	9.05	9.84	511	1.00	1.33	—	—	42
Year ended 12-31-2013	9.04	29.61	484	1.00	1.23	—	—	53
Year ended 12-31-2012	7.24	13.18	386	1.01	1.95	—	—	43
Year ended 12-31-2011	6.47	-4.69	343	1.00	1.30	—	—	45
Energy
Year ended 12-31-2015	5.04	-22.14	117	1.20	0.08	—	—	34
Year ended 12-31-2014	6.51	-10.56	118	1.18	-0.10	—	—	21
Year ended 12-31-2013	7.50	27.76	99	1.23	-0.24	—	—	33
Year ended 12-31-2012	5.89	1.38	67	1.25	-0.18	—	—	38
Year ended 12-31-2011	5.81	-9.08	62	1.24	-0.36	—	—	14
Global Bond
Year ended 12-31-2015	4.74	-2.65	20	0.51	3.80	1.14	3.17	26
Year ended 12-31-2014	5.05	0.18	19	0.48	3.69	1.11	3.06	37
Year ended 12-31-2013	5.16	1.74	16	0.63	3.00	1.26	2.37	26
Year ended 12-31-2012	5.07	6.41	11	0.67	3.01	1.29	2.39	28
Year ended 12-31-2011	4.90	0.08	7	0.81	2.45	1.43	1.83	46

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	189

FINANCIAL HIGHLIGHTS

Ivy Funds VIP	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Global Growth
Year ended 12-31-2015	$8.84	$0.02	$0.31	$0.33	$(0.04)	$(0.45)	$(0.49)
Year ended 12-31-2014	9.81	0.09	0.01	0.10	(0.21)	(0.86)	(1.07)
Year ended 12-31-2013	8.46	0.09	1.51	1.60	(0.08)	(0.17)	(0.25)
Year ended 12-31-2012	7.86	0.09	1.22	1.31	(0.17)	(0.54)	(0.71)
Year ended 12-31-2011	8.51	0.14	(0.76)	(0.62)	(0.03)	—	(0.03)
Global Natural Resources
Year ended 12-31-2015	4.72	0.02	(1.08)	(1.06)	— *	—	— *
Year ended 12-31-2014	5.43	0.01	(0.72)	(0.71)	—	—	—
Year ended 12-31-2013	5.04	0.00 *	0.39	0.39	—	—	—
Year ended 12-31-2012	5.29	(0.01)	0.07	0.06	—	(0.31)	(0.31)
Year ended 12-31-2011	6.73	(0.01)	(1.43)	(1.44)	—	—	—
Growth
Year ended 12-31-2015	12.08	0.00 *	0.85	0.85	(0.01)	(1.50)	(1.51)
Year ended 12-31-2014	13.33	0.01	1.28	1.29	(0.06)	(2.48)	(2.54)
Year ended 12-31-2013	10.63	0.03	3.65	3.68	(0.05)	(0.93)	(0.98)
Year ended 12-31-2012	10.19	0.05	1.20	1.25	(0.01)	(0.80)	(0.81)
Year ended 12-31-2011	10.38	0.01	0.22	0.23	(0.04)	(0.38)	(0.42)
High Income
Year ended 12-31-2015	3.85	0.26	(0.48)	(0.22)	(0.24)	(0.04)	(0.28)
Year ended 12-31-2014	4.00	0.25	(0.17)	0.08	(0.20)	(0.03)	(0.23)
Year ended 12-31-2013	3.80	0.27	0.12	0.39	(0.19)	—	(0.19)
Year ended 12-31-2012	3.42	0.29	0.33	0.62	(0.24)	—	(0.24)
Year ended 12-31-2011	3.49	0.28	(0.09)	0.19	(0.26)	—	(0.26)
International Core Equity
Year ended 12-31-2015	18.00	0.20	(0.06)	0.14	(0.24)	(2.37)	(2.61)
Year ended 12-31-2014	19.75	0.24	0.10	0.34	(0.51)	(1.58)	(2.09)
Year ended 12-31-2013	16.07	0.27	3.70	3.97	(0.29)	—	(0.29)
Year ended 12-31-2012	14.67	0.25	1.64	1.89	(0.36)	(0.13)	(0.49)
Year ended 12-31-2011	17.29	0.32	(2.68)	(2.36)	(0.26)	—	(0.26)
Limited-Term Bond
Year ended 12-31-2015	4.90	0.06	(0.02)	0.04	(0.07)	—	(0.07)
Year ended 12-31-2014	4.89	0.07	(0.02)	0.05	(0.03)	(0.01)	(0.04)
Year ended 12-31-2013	4.92	0.05	(0.08)	(0.03)	—	— *	— *
Year ended 12-31-2012	5.03	0.07	0.10	0.17	(0.15)	(0.13)	(0.28)
Year ended 12-31-2011	4.96	0.06	0.09	0.15	(0.08)	—	(0.08)
Micro Cap Growth
Year ended 12-31-2015	26.73	(0.26)	(1.69)	(1.95)	—	(4.16)	(4.16)
Year ended 12-31-2014	31.78	(0.32)	(0.66)	(0.98)	—	(4.07)	(4.07)
Year ended 12-31-2013	21.13	(0.31)	12.05	11.74	—	(1.09)	(1.09)
Year ended 12-31-2012	20.56	(0.20)	2.57	2.37	—	(1.80)	(1.80)
Year ended 12-31-2011	22.11	(0.26)	(1.29)	(1.55)	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

190	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Global Growth
Year ended 12-31-2015	$8.68	3.39%	$507	1.14%	0.23%	1.17%	0.20%	54%
Year ended 12-31-2014	8.84	0.96	431	1.13	0.93	1.16	0.90	65
Year ended 12-31-2013	9.81	19.23	419	1.14	1.06	1.17	1.03	49
Year ended 12-31-2012	8.46	18.05	478	1.15	1.09	1.18	1.06	44
Year ended 12-31-2011	7.86	-7.32	266	1.15	1.67	1.18	1.64	61
Global Natural Resources
Year ended 12-31-2015	3.66	-22.39	114	1.35	0.54	—	—	34
Year ended 12-31-2014	4.72	-13.04	146	1.33	0.12	—	—	31
Year ended 12-31-2013	5.43	7.80	173	1.35	-0.02	—	—	134
Year ended 12-31-2012	5.04	1.89	180	1.36	-0.13	—	—	102
Year ended 12-31-2011	5.29	-21.45	184	1.37	-0.14	—	—	100
Growth
Year ended 12-31-2015	11.42	7.17	897	0.96	0.03	0.99	0.00	30
Year ended 12-31-2014	12.08	11.81	871	0.96	0.10	0.99	0.07	26
Year ended 12-31-2013	13.33	36.46	1,201	0.96	0.30	0.99	0.27	43
Year ended 12-31-2012	10.63	12.75	992	0.97	0.47	1.00	0.44	47
Year ended 12-31-2011	10.19	2.12	859	0.97	0.07	1.00	0.04	42
High Income
Year ended 12-31-2015	3.35	-6.50	725	0.89	7.01	0.92	6.98	44
Year ended 12-31-2014	3.85	1.90	818	0.88	6.31	0.91	6.28	55
Year ended 12-31-2013	4.00	10.50	689	0.88	6.99	0.93	6.94	84
Year ended 12-31-2012	3.80	18.64	449	0.89	7.86	0.94	7.81	91
Year ended 12-31-2011	3.42	5.26	272	0.90	8.01	0.95	7.96	78
International Core Equity
Year ended 12-31-2015	15.53	-0.94	675	1.16	1.18	—	—	87
Year ended 12-31-2014	18.00	1.44	656	1.16	1.28	—	—	102
Year ended 12-31-2013	19.75	24.91	672	1.16	1.51	—	—	92
Year ended 12-31-2012	16.07	13.33	622	1.17	1.64	—	—	85
Year ended 12-31-2011	14.67	-13.88	521	1.19	1.96	—	—	100
Limited-Term Bond
Year ended 12-31-2015	4.87	0.87	385	0.80	1.31	—	—	44
Year ended 12-31-2014	4.90	0.97	474	0.80	1.38	—	—	34
Year ended 12-31-2013	4.89	-0.54	437	0.82	1.14	—	—	25
Year ended 12-31-2012	4.92	3.37	123	0.81	1.33	0.82	1.32	60
Year ended 12-31-2011	5.03	3.17	241	0.76	1.27	0.84	1.19	55
Micro Cap Growth
Year ended 12-31-2015	20.62	-9.16	59	1.33	-1.11	—	—	79
Year ended 12-31-2014	26.73	-1.74	72	1.32	-1.16	—	—	51
Year ended 12-31-2013	31.78	57.28	79	1.34	-1.19	—	—	61
Year ended 12-31-2012	21.13	11.84	49	1.35	-0.91	—	—	52
Year ended 12-31-2011	20.56	-7.01	46	1.34	-1.20	—	—	57

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	191

FINANCIAL HIGHLIGHTS

Ivy Funds VIP	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Mid Cap Growth
Year ended 12-31-2015	$10.84	$(0.01)	$(0.52)	$(0.53)	$—	$(0.89)	$(0.89)
Year ended 12-31-2014	10.72	(0.04)	0.82	0.78	—	(0.66)	(0.66)
Year ended 12-31-2013	8.54	(0.04)	2.54	2.50	—	(0.32)	(0.32)
Year ended 12-31-2012	8.37	(0.02)	1.07	1.05	—	(0.88)	(0.88)
Year ended 12-31-2011	8.69	(0.03)	0.01	(0.02)	— *	(0.30)	(0.30)
Money Market
Year ended 12-31-2015	1.00	0.00 *	0.00 *	0.00 *	— *	—	— *
Year ended 12-31-2014	1.00	0.00 *	0.00 *	0.00 *	— *	—	— *
Year ended 12-31-2013	1.00	0.00 *	0.00 *	0.00 *	— *	—	— *
Year ended 12-31-2012	1.00	0.00 *	0.00 *	0.00 *	— *	—	— *
Year ended 12-31-2011	1.00	0.00 *	0.00 *	0.00 *	— *	—	— *
Real Estate Securities
Year ended 12-31-2015	9.59	0.10	0.31	0.41	(0.10)	(0.92)	(1.02)
Year ended 12-31-2014	7.90	0.10	2.20	2.30	(0.09)	(0.52)	(0.61)
Year ended 12-31-2013	7.89	0.08	0.02	0.10	(0.09)	—	(0.09)
Year ended 12-31-2012	6.75	0.08	1.11	1.19	(0.05)	—	(0.05)
Year ended 12-31-2011	6.48	0.06	0.26	0.32	(0.05)	—	(0.05)
Science and Technology
Year ended 12-31-2015	25.02	(0.15)	(0.41)	(0.56)	—	(1.50)	(1.50)
Year ended 12-31-2014	26.58	(0.13)	0.74	0.61	—	(2.17)	(2.17)
Year ended 12-31-2013	18.10	(0.11)	9.89	9.78	—	(1.30)	(1.30)
Year ended 12-31-2012	15.25	(0.12)	4.22	4.10	—	(1.25)	(1.25)
Year ended 12-31-2011	16.73	(0.13)	(0.75)	(0.88)	—	(0.60)	(0.60)
Small Cap Growth
Year ended 12-31-2015	12.15	(0.09)	0.51	0.42	—	(1.97)	(1.97)
Year ended 12-31-2014	13.76	(0.10)	0.11	0.01	—	(1.62)	(1.62)
Year ended 12-31-2013	9.60	(0.10)	4.26	4.16	—	—	—
Year ended 12-31-2012	9.34	(0.08)	0.57	0.49	—	(0.23)	(0.23)
Year ended 12-31-2011	10.53	(0.10)	(1.00)	(1.10)	—	(0.09)	(0.09)
Small Cap Value
Year ended 12-31-2015	17.98	0.05	(0.95)	(0.90)	(0.02)	(1.40)	(1.42)
Year ended 12-31-2014	19.90	(0.01)	1.19	1.18	(0.02)	(3.08)	(3.10)
Year ended 12-31-2013	16.04	(0.01)	5.20	5.19	(0.16)	(1.17)	(1.33)
Year ended 12-31-2012	14.57	0.12	2.44	2.56	(0.07)	(1.02)	(1.09)
Year ended 12-31-2011	16.78	0.08	(2.21)	(2.13)	(0.08)	—	(0.08)
Value
Year ended 12-31-2015	7.39	0.06	(0.30)	(0.24)	(0.06)	(0.94)	(1.00)
Year ended 12-31-2014	7.82	0.05	0.71	0.76	(0.09)	(1.10)	(1.19)
Year ended 12-31-2013	5.97	0.05	2.03	2.08	(0.05)	(0.18)	(0.23)
Year ended 12-31-2012	5.57	0.07	0.91	0.98	(0.08)	(0.50)	(0.58)
Year ended 12-31-2011	6.05	0.06	(0.50)	(0.44)	(0.04)	—	(0.04)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

192	ANNUAL REPORT	2015

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Mid Cap Growth
Year ended 12-31-2015	$9.42	-5.78%	$586	1.10%	-0.07%	1.15%	-0.12%	42%
Year ended 12-31-2014	10.84	7.87	557	1.10	-0.34	1.15	-0.39	43
Year ended 12-31-2013	10.72	29.94	426	1.10	-0.36	1.16	-0.42	35
Year ended 12-31-2012	8.54	13.56	264	1.12	-0.27	1.17	-0.32	35
Year ended 12-31-2011	8.37	-0.56	173	1.16	-0.32	1.18	-0.34	49
Money Market
Year ended 12-31-2015	1.00	0.02	539	0.20	0.02	0.45	-0.23	—
Year ended 12-31-2014	1.00	0.02	512	0.15	0.02	0.45	-0.28	—
Year ended 12-31-2013	1.00	0.02	605	0.19	0.02	0.45	-0.24	—
Year ended 12-31-2012	1.00	0.02	245	0.30	0.02	0.47	-0.15	—
Year ended 12-31-2011	1.00	0.02	223	0.28	0.02	0.47	-0.17	—
Real Estate Securities
Year ended 12-31-2015	8.98	4.78	47	1.19	1.10	1.28	1.01	57
Year ended 12-31-2014	9.59	30.17	52	1.21	1.16	1.30	1.07	81
Year ended 12-31-2013	7.90	1.13	40	1.24	1.01	1.33	0.92	43
Year ended 12-31-2012	7.89	17.72	40	1.33	1.03	1.34	1.02	47
Year ended 12-31-2011	6.75	5.01	39	1.33	0.87	—	—	54
Science and Technology
Year ended 12-31-2015	22.96	-2.88	582	1.13	-0.60	1.15	-0.62	25
Year ended 12-31-2014	25.02	2.91	586	1.13	-0.51	1.15	-0.53	29
Year ended 12-31-2013	26.58	56.39	570	1.14	-0.49	1.16	-0.51	51
Year ended 12-31-2012	18.10	27.83	334	1.15	-0.67	1.17	-0.69	44
Year ended 12-31-2011	15.25	-5.77	279	1.16	-0.77	1.18	-0.79	50
Small Cap Growth
Year ended 12-31-2015	10.60	1.88	430	1.13	-0.76	1.15	-0.78	102
Year ended 12-31-2014	12.15	1.59	426	1.14	-0.80	1.16	-0.82	85
Year ended 12-31-2013	13.76	43.36	560	1.14	-0.84	1.16	-0.86	74
Year ended 12-31-2012	9.60	5.17	448	1.14	-0.80	1.16	-0.82	85
Year ended 12-31-2011	9.34	-10.60	350	1.14	-0.95	1.16	-0.97	80
Small Cap Value
Year ended 12-31-2015	15.66	-5.58	318	1.15	0.26	—	—	142
Year ended 12-31-2014	17.98	7.05	354	1.15	-0.10	—	—	81
Year ended 12-31-2013	19.90	33.53	289	1.16	-0.09	—	—	54
Year ended 12-31-2012	16.04	18.63	246	1.17	0.78	—	—	64
Year ended 12-31-2011	14.57	-12.79	228	1.17	0.50	—	—	59
Value
Year ended 12-31-2015	6.15	-3.91	384	0.99	0.91	1.00	0.90	74
Year ended 12-31-2014	7.39	10.94	416	1.00	0.72	1.01	0.71	76
Year ended 12-31-2013	7.82	35.34	372	1.00	0.76	1.01	0.75	63
Year ended 12-31-2012	5.97	18.88	308	1.00	1.20	1.02	1.18	67
Year ended 12-31-2011	5.57	-7.32	287	1.00	1.04	1.01	1.03	60

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	193

NOTES TO FINANCIAL STATEMENTS

Ivy Funds VIP	DECEMBER 31, 2015

1.	ORGANIZATION

Ivy Funds Variable Insurance Portfolios, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is divided into 29 series (each a “Portfolio”). The assets belonging to each Portfolio, except Pathfinder Aggressive, Pathfinder Conservative, Pathfinder Moderate, Pathfinder Moderately Aggressive and Pathfinder Moderately Conservative (collectively, the “Pathfinder Portfolios”) and Pathfinder Moderate – Managed Volatility, Pathfinder Moderately Aggressive – Managed Volatility and Pathfinder Moderately Conservative – Managed Volatility (collectively, the “Managed Volatility Portfolios”), are held separately by the custodian. The investment objective, policies and risk factors of each Portfolio are described more fully in the Prospectus and Statement of Additional Information (“SAI”). Each Portfolio’s investment adviser is Waddell & Reed Investment Management Company (“WRIMCO”).

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation. Each Portfolio’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service authorized by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Portfolio on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

Income Taxes. It is the policy of each Portfolio to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Portfolio intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Portfolios file income tax returns in U.S. federal and applicable state jurisdictions. The Portfolios’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods and swaps), the Portfolio will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Portfolios under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash.” Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolios’

194	ANNUAL REPORT	2015

exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Portfolios’ Statement of Assets and Liabilities, less any collateral held by the Portfolios.

Certain Portfolios may hold high-yield and/or non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Portfolios may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Portfolios may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If a Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Inflation-Indexed Bonds. Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Loans. Certain Portfolios may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates, the debtor of which may be a domestic or foreign corporation, partnership or other entity (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, London Interbank Offered Rate (“LIBOR”) rates or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, as amended, may contain certain restrictions on resale, and cannot be sold publicly. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Portfolio purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When a Portfolio purchases a participation of a loan interest, the Portfolio typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Portfolio generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Portfolio assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Portfolio and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Portfolio may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest.

Payment In-Kind Securities. Certain Portfolios may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. Certain Portfolios may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Portfolio on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Portfolio’s net asset value (“NAV”) to the extent the Portfolio executes such transactions while remaining substantially fully invested. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Portfolio to lose the opportunity to obtain or dispose of the security at a price and yield WRIMCO, or the Portfolio’s investment subadviser, as applicable, consider advantageous. The Portfolio

2015	ANNUAL REPORT	195

maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Portfolio may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by a Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Portfolio. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustee according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Portfolio records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the Chief Compliance Officer of the Portfolios are shown on the Statement of Operations.

Indemnifications. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

New Rule Issuance. In July 2014, the SEC issued Final Rule Release No. 33-9616, Money Market Fund Reform; Amendments to Form PF, which amends the rules governing money market funds. The final amendments impose different implementation dates for the changes that certain money market funds will need to make. Management is currently evaluating the implication of these amendments and their impact of the Final Rule to the Portfolios’ financial statements and related disclosures.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Portfolio’s investments are reported at fair value. Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Portfolio calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and other assets are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service authorized by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Investments in Money Market Portfolio are valued on the basis of amortized cost (which approximates value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Short-term securities with maturities of 60 days or less held in all Portfolios (with the exception of Money Market Portfolio) are valued based on quotes that are obtained from an independent pricing service authorized by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or assets are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

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The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events. The Board has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Portfolio uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Portfolio may differ from the value that will ultimately be realized at the time the securities were sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

Level 1 – Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Portfolios’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Asset-Backed Securities and Mortgage-Backed Securities. The fair value of asset-backed securities and mortgage-backed securities are estimated using recently executed transactions and based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

Bullion. The fair value of bullion is at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded and are categorized in Level 1 of the fair value hierarchy.

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE provided by an independent pricing service. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Futures contracts traded on an exchange are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over the counter (“OTC”) options are ordinarily valued at the

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mean of the last bid and ask price provided by an independent pricing service for a comparable listed option unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. If no comparable listed option exists from which to obtain a price from an independent pricing service and a quotation cannot be obtained from a broker-dealer, the OTC option will be valued using a model reasonably designed to provide a current market price.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and asked prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models used by and obtained from an independent pricing service that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted Securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. Transfers between levels represent the values as of the beginning of the reporting period.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Portfolio.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated and/or affiliated securities and in net change in unrealized

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appreciation (depreciation) on investments in unaffiliated and/or affiliated securities, respectively. Additionally, the net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of December 31, 2015, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Portfolios use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Portfolios’ financial positions and results of operations when presented by primary underlying risk exposure.

Forward Foreign Currency Contracts. Each Portfolio, other than Money Market and the Pathfinder Portfolios, may enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation and depreciation is reported on the Statement of Assets and Liabilities as a receivable or payable and on the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statement of Operations.

Risks to a Portfolio related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Portfolio’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Asset Strategy, Global Bond, Global Growth, Global Natural Resources, High Income and International Core Equity enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from foreign currencies (foreign currency exchange rate risk).

Futures Contracts. Each Portfolio, other than Money Market and the Pathfinder Portfolios, may engage in buying and selling futures contracts. Upon entering into a futures contract, the Portfolio is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying debt security or index.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statement of Operations. Realized gains (losses) are reported on the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Portfolio is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolio’s securities.

Pathfinder Moderate – Managed Volatility, Pathfinder Moderately Aggressive – Managed Volatility, Pathfinder Moderately Conservative – Managed Volatility, Asset Strategy and Global Bond invest in long and/or short positions in futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Option Contracts. Options purchased by a Portfolio are accounted for in the same manner as portfolio securities. The cost of instruments acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from instruments sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Portfolio writes (sells) an option, an amount equal to the premium received by the Portfolio is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current value of the option written. When an option expires on its stipulated expiration date or a Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining whether a Portfolio has realized a gain or loss. For each Portfolio, when a written put is exercised, the cost basis of the instruments purchased by a Portfolio is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Portfolio’s exposure to the underlying instrument. With written options, there may be times when a Portfolio will be required to purchase or sell instruments to meet its obligation under the option contract where the required action is not beneficial to the Portfolio, due to unfavorable movement of the market price of the underlying instrument. Additionally, to the extent a Portfolio enters into OTC option transactions with counterparties, the Portfolio will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Asset Strategy, Dividend Opportunities, Mid Cap Growth, Science and Technology and Value may purchase and write call and put options to increase or decrease hedging exposure to underlying instruments (which may include credit risk, equity risk, foreign currency exchange rate risk, event risk

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and/or interest rate risk), increase exposure to various equity markets or certain sectors, gain exposure to or facilitate trading in certain securities and/or, in the case of options written, to generate returns from options premiums.

Swap Agreements. Each Portfolio, other than Money Market and the Pathfinder Portfolios, may invest in swap agreements. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation) on the Statement of Operations. Payments received or made by the Portfolio are recorded as realized gain or loss on the Statement of Operations. Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, if any, on the Statement of Assets and Liabilities and amortized over the term of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as realized gain or loss on the Statement of Operations.

Total return swaps involve a commitment to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities representing a variety of securities or a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

High Income enters into total return swaps to hedge exposure to a security or market.

The creditworthiness of the counterparty with which a Portfolio enters into a swap agreement is monitored by WRIMCO. If a firm’s creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss a Portfolio may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Collateral and rights of offset. A Portfolio may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing most derivative transactions between the Portfolio and each of its counterparties. The CSA allows the Portfolio and its counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Portfolio’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the CSA. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Offsetting of Assets and Liabilities. The following tables present financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement as of December 31, 2015:

Assets

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
Asset Strategy
Investments in unaffiliated securities at value*	$1,771	$—	$1,771	$(1,245)	$(316)	$—	$210
Unrealized appreciation on forward foreign currency contracts(1)	273	—	273	(20)	—	—	253
Total	$2,044	$—	$2,044	$(1,265)	$(316)	$—	$463
Global Bond
Unrealized appreciation on forward foreign currency contracts(1)	$3	$—	$3	$—	$—	$—	$3
Global Natural Resources
Unrealized appreciation on forward foreign currency contracts(1)	$215	$—	$215	$—	$—	$—	$215
High Income
Unrealized appreciation on forward foreign currency contracts(1)	$469	$—	$469	$(29)	$—	$(379)	$61
International Core Equity
Unrealized appreciation on forward foreign currency contracts(1)	$1,088	$—	$1,088	$(109)	$—	$(979)	$—
Science and Technology
Investments in unaffiliated securities at value*	$315	$—	$315	$(185)	$—	$—	$130

*	Purchased options are reported as investments in unaffiliated securities on the Statement of Assets and Liabilities.
(1)	Amounts include forward contracts that have an offset to an open and close contract, but have not settled. These amounts are included on the Statement of Assets and Liabilities line item for Investment securities sold receivable.

200	ANNUAL REPORT	2015

Liabilities

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Asset Strategy
Unrealized depreciation on forward foreign currency contracts	$60	$—	$60	$(3)	$—	$—	$57
Written options at value	1,262	—	1,262	(1,262)	—	—	—
Total	$1,322	$—	$1,322	$(1,265)	$—	$—	$57
High Income
Unrealized depreciation on forward foreign currency contracts(1)	$29	$—	$29	$(29)	$—	$—	$—
Unrealized depreciation on swap agreements	27	—	27	—	—	—	27
Total	$56	$—	$56	$(29)	$—	$—	$27
International Core Equity
Unrealized depreciation on forward foreign currency contracts(1)	$109	$—	$109	$(109)	$—	$—	$—
Mid Cap Growth
Written options at value	$290	$—	$290	$—	$(290)	$—	$—
Science and Technology
Written options at value	$185	$—	$185	$(185)	$—	$—	$—
Value
Written options at value	$32	$—	$32	$—	$—	$—	$32

(1)	Amounts include forward contracts that have an offset to an open and close contract, but have not settled. These amounts are included on the Statement of Assets and Liabilities line item for Investment securities purchased payable.

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of December 31, 2015:

		Assets		Liabilities
Portfolio	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Pathfinder Moderate – Managed Volatility	Equity	Unrealized appreciation on futures contracts**	$194		$—
Pathfinder Moderately Aggressive – Managed Volatility	Equity	Unrealized appreciation on futures contracts**	37		—
Pathfinder Moderately Conservative – Managed Volatility	Equity	Unrealized appreciation on futures contracts**	33		—
Asset Strategy	Equity	Investments in unaffiliated securities at value*	4,159	Written options at value	1,482
	Foreign currency	Unrealized appreciation on forward foreign currency contracts	268	Unrealized depreciation on forward foreign currency contracts	60
Global Bond	Foreign currency	Unrealized appreciation on forward foreign currency contracts	3		—
Global Natural Resources	Foreign currency	Unrealized appreciation on forward foreign currency contracts	211		—
High Income	Foreign currency	Unrealized appreciation on forward foreign currency contracts	55		—
	Interest rate		—	Unrealized depreciation on swap agreements	27
International Core Equity	Foreign currency	Unrealized appreciation on forward foreign currency contracts	1,022		—
Mid Cap Growth	Equity		—	Written options at value	290
Science and Technology	Equity	Investments in unaffiliated securities at value*	315	Written options at value	185
Value	Equity		—	Written options at value	263

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*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.
**The	value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of December 31, 2015.

Amount of realized gain (loss) on derivatives recognized on the Statement of Operations for the year ended December 31, 2015:

		Net realized gain (loss) on:
Portfolio	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Pathfinder Moderate – Managed Volatility	Equity	$ —	$ —	$(2,108)	$ —	$ —	$(2,108)
Pathfinder Moderately Aggressive – Managed Volatility	Equity	—	—	(390)	—	—	(390)
Pathfinder Moderately Conservative – Managed Volatility	Equity	—	—	(315)	—	—	(315)
Asset Strategy	Equity	(19,560)	—	(921)	7,347	—	(13,134)
	Foreign currency	—	—	—	—	2,605	2,605
Dividend Opportunities	Equity	—	—	—	132	—	132
Global Bond	Foreign currency	—	—	—	—	11	11
	Interest rate	—	—	(35)	—	—	(35)
Global Growth	Foreign currency	—	—	—	—	1,692	1,692
Global Natural Resources	Foreign currency	—	—	—	—	898	898
High Income	Foreign currency	—	—	—	—	853	853
	Interest rate	—	(432)	—	—	—	(432)
International Core Equity	Foreign currency	—	—	—	—	774	774
Mid Cap Growth	Equity	1,049	—	—	(748)	—	301
Science and Technology	Equity	(1,345)	—	—	925	—	(420)
Value	Equity	(15)	—	—	807	—	792

* Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations for the year ended December 31, 2015:

		Net change in unrealized appreciation (depreciation) on:
Portfolio	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Pathfinder Moderate – Managed Volatility	Equity	$—	$—	$207	$—	$—	$207
Pathfinder Moderately Aggressive – Managed Volatility	Equity	—	—	43	—	—	43
Pathfinder Moderately Conservative – Managed Volatility	Equity	—	—	34	—	—	34
Asset Strategy	Equity	(2,691)	—	—	207	—	(2,484)
	Foreign currency	—	—	—	—	103	103
Global Growth	Foreign currency	—	—	—	—	(1,473)	(1,473)
Global Natural Resources	Foreign currency	—	—	—	—	73	73
High Income	Foreign currency	—	—	—	—	(33)	(33)
	Interest rate	—	(27)	—	—	—	(27)
International Core Equity	Foreign currency	—	—	—	—	1,217	1,217
Mid Cap Growth	Equity	—	—	—	1,027	—	1,027
Science and Technology	Equity	295	—	—	226	—	521
Value	Equity	—	—	—	180	—	180

* Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

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During the year ended December 31, 2015, the average derivative volume was as follows:

Portfolio	Forward foreign currency contracts(1)		Long futures contracts(1)	Short futures contracts(1)	Swap agreements(2)	Purchased options(1)	Written options(1)
Pathfinder Moderate – Managed Volatility	$—		$—	$14,371	$—	$—	$—
Pathfinder Moderately Aggressive – Managed Volatility	—		—	2,829	—	—	—
Pathfinder Moderately Conservative – Managed Volatility	—		—	2,568	—	—	—
Asset Strategy	220		24,321	—	—	2,542	2,055
Dividend Opportunities	—		—	—	—	—	5
Global Bond	—	*	199	—	—	—	—
Global Growth	4		—	—	—	—	—
Global Natural Resources	46		—	—	—	—	—
High Income	49		—	—	1,381	—	—
International Core Equity	487		—	—	—	—	—
Mid Cap Growth	—		—	—	—	158	568
Science and Technology	—		—	—	—	148	309
Value	—		—	—	—	—	327

*Not	shown due to rounding.
(1)	Average value outstanding during the period.
(2)	Average notional amount outstanding during the period.

5.	WRITTEN OPTION ACTIVITY ($ amounts in thousands)

Transactions in written options were as follows:

Portfolio	Outstanding at 12-31-14	Options written	Options closed	Options exercised	Options expired	Outstanding at 12-31-15
Asset Strategy
Number of Contracts	3,033	74,621	(23,218)	(13,060)	(31,979)	9,397
Premium Received	$1,392	$13,867	$(4,211)	$(2,028)	$(6,421)	$2,599

Dividend Opportunities
Number of Contracts	N/A	957	—	—	(957)	N/A
Premium Received	N/A	$132	$—	$—	$(132)	N/A

Mid Cap Growth
Number of Contracts	1,034	8,402	(4,439)	(725)	(3,943)	329
Premium Received	$176	$5,183	$(3,343)	$(70)	$(570)	$1,376

Science and Technology
Number of Contracts	5,021	15,338	(16,009)	(166)	(295)	3,889
Premium Received	$246	$3,012	$(2,842)	$(49)	$(9)	$358

Value
Number of Contracts	1,642	32,648	(6,448)	(1,409)	(18,823)	7,610
Premium Received	$269	$2,763	$(616)	$(472)	$(1,422)	$522

6.	BASIS FOR CONSOLIDATION OF THE ASSET STRATEGY PORTFOLIO

Ivy VIP ASF II, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for Ivy Funds VIP Asset Strategy Portfolio (referred to as “the Portfolio” in this subsection). VIP ASF III (SBP), LLC and VIP ASF, LLC (each a “Company”, collectively “the Companies”), Delaware limited liability companies, were incorporated as wholly owned companies acting as investment vehicles for the Portfolio. The Subsidiary and each Company acts as an investment vehicle for the Portfolio, in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and SAI.

The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio, its Subsidiary and the Companies. The consolidated financial statements include the accounts of the Portfolio, its Subsidiary and the Companies. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and its Subsidiary and each Company comprising the entire issued share capital of the Subsidiary and each Company with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary and each Company confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and each Company and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary and each Company.

See the table below for details regarding the structure, incorporation and relationship as of December 31, 2015 of the Subsidiary and each Company to the Portfolio (amounts in thousands).

Subsidiary/Company	Date of Incorporation	Subscription Agreement	Portfolio Net Assets	Subsidiary Net Assets	Percentage of Portfolio Net Assets
Ivy VIP ASF II, Ltd.	1-31-13	4-10-13	$1,268,266	$42,165	3.32%
VIP ASF III (SBP), LLC	4-9-13	4-23-13	1,268,266	22,728	1.79
VIP ASF, LLC	12-10-12	12-18-12	1,268,266	1,852	0.15

2015	ANNUAL REPORT	203

7.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. (“W&R”), serves as each Portfolio’s investment adviser. The management fee is accrued daily by each Portfolio, except the Pathfinder Portfolios, at the following annual rates as a percentage of average daily net assets:

Portfolio (M – Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $3,000M	Over $3,000M
Asset Strategy	0.700%	0.700%	0.650%	0.650%	0.600%	0.550%
Balanced	0.700	0.700	0.650	0.650	0.600	0.550
Bond	0.525	0.500	0.450	0.400	0.400	0.400
Core Equity	0.700	0.700	0.650	0.650	0.600	0.550
Dividend Opportunities	0.700	0.700	0.650	0.650	0.600	0.550
Energy	0.850	0.850	0.830	0.830	0.800	0.760
Global Bond	0.625	0.600	0.550	0.500	0.500	0.500
Global Growth	0.850	0.850	0.830	0.830	0.800	0.760
Global Natural Resources	1.000	0.850	0.830	0.830	0.800	0.760
Growth	0.700	0.700	0.650	0.650	0.600	0.550
High Income	0.625	0.600	0.550	0.500	0.500	0.500
International Core Equity	0.850	0.850	0.830	0.830	0.800	0.760
Limited-Term Bond	0.500	0.450	0.400	0.350	0.350	0.350
Micro Cap Growth	0.950	0.950	0.930	0.930	0.900	0.860
Mid Cap Growth	0.850	0.850	0.830	0.830	0.800	0.760
Money Market	0.400	0.400	0.400	0.400	0.400	0.400
Real Estate Securities	0.900	0.900	0.870	0.870	0.840	0.800
Science and Technology	0.850	0.850	0.830	0.830	0.800	0.760
Small Cap Growth	0.850	0.850	0.830	0.830	0.800	0.760
Small Cap Value	0.850	0.850	0.830	0.830	0.800	0.760
Value	0.700	0.700	0.650	0.650	0.600	0.550
Each Managed Volatility Portfolio pays a management fee to WRIMCO for providing investment advice and supervising its investments at the following annual rates as a percentage of average daily net assets:

Portfolio (M – Millions)	$0 to $500M	$500 to $1,000M	Over $1,000M
Pathfinder Moderate – Managed Volatility	0.200%	0.170%	0.150%
Pathfinder Moderately Aggressive – Managed Volatility	0.200	0.170	0.150
Pathfinder Moderately Conservative – Managed Volatility	0.200	0.170	0.150

WRIMCO uses all of the management fee it receives from the Managed Volatility Portfolios to pay Advantus Capital Management Inc. (“Advantus Capital”). Accordingly, Advantus Capital receives a fee based on the total assets of the Managed Volatility Portfolios.

Effective October 1, 2006, under terms of a settlement agreement, the fee is payable at the following annual rates for those Portfolios included in the settlement agreement until September 30, 2016:

Portfolio (M – Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $3,000M	Over $3,000M
Asset Strategy	0.690%	0.690%	0.650%	0.650%	0.600%	0.550%
Bond(1)	0.485	0.500	0.450	0.400	0.400	0.400
Core Equity	0.650	0.650	0.650	0.650	0.600	0.550
Global Growth	0.820	0.820	0.830	0.830	0.800	0.760
Growth	0.670	0.670	0.650	0.650	0.600	0.550
High Income	0.575	0.600	0.550	0.500	0.500	0.500
Mid Cap Growth	0.830	0.830	0.830	0.830	0.800	0.760
Science and Technology	0.830	0.830	0.830	0.830	0.800	0.760
Small Cap Growth	0.830	0.830	0.830	0.830	0.800	0.760
Value	0.690	0.690	0.650	0.650	0.600	0.550

(1)	Effective August 6, 2007, after completion of the merger between a former Limited-Term Bond Portfolio and Bond Portfolio, the fee is contractually payable by Bond Portfolio as follows:

Portfolio (M – Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $3,000M	Over $3,000M
Bond	0.475%	0.475%	0.450%	0.400%	0.400%	0.400%

The Pathfinder Portfolios pay no management fees; however, WRIMCO receives management fees from the underlying funds.

204	ANNUAL REPORT	2015

WRIMCO has agreed to waive a Portfolio’s investment management fee on any Portfolio, except the Pathfinder Portfolios and Managed Volatility Portfolios, that is not subadvised on any day that the Portfolio’s net assets are less than $25 million, subject to WRIMCO’s right to change or modify this waiver. See Expense Reimbursements and/or Waivers for more information.

WRIMCO has entered into Subadvisory Agreements with the following entities on behalf of certain Portfolios:

Advantus Capital serves as subadvisor to Real Estate Securities and the Managed Volatility Portfolios. The subadvisor makes investment decisions in accordance with the Portfolio’s investment objectives, policies and restrictions under the supervision of WRIMCO and the Board of Trustees. WRIMCO pays all applicable costs of the subadvisor.

Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with Waddell & Reed Services Company (“WRSCO”), doing business as WI Services Company (“WISC”), an affiliate of W&R. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Portfolio records, pricing of Portfolio shares and preparation of certain shareholder reports. For these services, each Portfolio (excluding Pathfinder Portfolios and Managed Volatility Portfolios) pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M – Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

Under the Accounting Services Agreement, each Pathfinder Portfolio and Managed Volatility Portfolio pays WISC a monthly fee of one-twelfth of the annual fee shown in the following table:

(M – Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$5.75	$11.55	$17.75	$24.20	$31.60	$41.25	$48.15	$60.80	$74.25

Each Portfolio also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Portfolio’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Shareholder Servicing. Under the Transfer Agency Agreement between the Trust and WISC, each Portfolio reimburses WISC for certain out-of-pocket costs.

Service Plan. Under a Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act, each Portfolio, except Money Market, the Pathfinder Portfolios and the Managed Volatility Portfolios, may pay a service fee to W&R in an amount not to exceed 0.25% of the Portfolio’s average annual net assets. The fee is to be paid to compensate W&R for amounts it expends in connection with the provision of personal services to Policyowners and/or maintenance of Policyowner accounts.

Expense Reimbursements and/or Waivers. During the year ended December 31, 2015, the following amounts were waived as a result of the reduced management fees related to the settlement agreement:

Asset Strategy	$100
Core Equity	242
Global Growth	147
Growth	267
High Income	250
Mid Cap Growth	116
Science and Technology	112
Small Cap Growth	90
Value	40

Effective January 28, 2010, WRIMCO has voluntarily agreed to reimburse sufficient expenses of Money Market to maintain a minimum annualized yield of 0.02%. For the year ended December 31, 2015, expenses in the amount of $1,329 were reimbursed. This reimbursement serves to reduce shareholder servicing.

For the period from August 23, 2010 through August 31, 2011, W&R and/or WRSCO have contractually agreed to reimburse sufficient expenses of Limited-Term Bond to cap the expenses for the Portfolio at 0.76%. For the period from September 1, 2011 through January 31, 2012, W&R and/or WRSCO have voluntarily agreed to reimburse sufficient expenses of Limited-Term Bond to cap the expenses for the Portfolio at 0.76%. This reimbursement serves to reduce 12b-1 fees and/or accounting services fees.

Effective May 1, 2012, W&R and/or WRSCO have voluntarily agreed to reimburse sufficient expenses of Mid Cap Growth to cap the expenses for the Portfolio at 1.10%. For the year ended December 31, 2015, expenses in the amount of $170 were reimbursed. This reimbursement serves to reduce 12b-1 fees and/or accounting services fees.

Effective December 3, 2012, WRIMCO has contractually agreed to reduce the management fee computed and paid by Real Estate Securities Portfolio each day on NAV by 0.09% on an annualized basis. For the year ended December 31, 2015, expenses in the amount of $45 were reimbursed.

2015	ANNUAL REPORT	205

During the year ended December 31, 2015, the following amounts were waived as a result of the reduced management fees related to the voluntary waiver of management fee to any Portfolio, excluding Pathfinder Portfolios and Managed Volatility Portfolios, having less than $25 million in net assets:

Global Bond	$122

Any amounts due to the Portfolios as a reimbursement but not paid as of December 31, 2015 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

8.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Trust and the Advisors Fund Complex (Waddell & Reed Advisors Funds, Ivy Funds and InvestEd Portfolios; referred to with the Funds for purposes of this section as Funds) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended December 31, 2015.

9.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended December 31, 2015 follows:

Portfolio	12-31-14 Share Balance	Purchases at cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received	12-31-15 Share Balance	12-31-15 Value
Pathfinder Aggressive
Ivy Funds VIP Global Growth	1,429	$3,958	$1,187	$822	$62	1,720	$14,928
Ivy Funds VIP Growth	1,398	3,182	1,530	2,117	126	1,533	17,502
Ivy Funds VIP International Core Equity	460	3,952	660	785	428	651	10,107
Ivy Funds VIP Limited-Term Bond	2,478	1,674	4,753	29	169	1,843	8,975
Ivy Funds VIP Mid Cap Growth	799	1,660	620	813	70	886	8,346
Ivy Funds VIP Small Cap Growth	694	1,858	844	1,502	—	767	8,136
Ivy Funds VIP Small Cap Value	483	1,267	501	731	71	522	8,176
Ivy Funds VIP Value	1,133	2,243	618	955	315	1,363	8,385
				$7,754	$1,241		$84,555

Portfolio	12-31-14 Share Balance	Purchases at cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received	12-31-15 Share Balance	12-31-15 Value
Pathfinder Conservative
Ivy Funds VIP Dividend Opportunities	1,801	$3,414	$1,632	$1,858	$410	1,986	$15,520
Ivy Funds VIP Global Growth	N/A	3,123	221	131	11	311	2,695
Ivy Funds VIP Growth	1,339	2,877	2,278	2,064	113	1,379	15,744
Ivy Funds VIP International Core Equity	339	1,683	971	694	295	375	5,827
Ivy Funds VIP Limited-Term Bond	4,871	2,671	5,868	59	323	4,212	20,508
Ivy Funds VIP Mid Cap Growth	353	759	559	351	29	368	3,465
Ivy Funds VIP Money Market	41,837	4,221	5,432	—	8	40,626	40,626
Ivy Funds VIP Small Cap Growth	511	1,333	945	1,135	—	531	5,629
Ivy Funds VIP Small Cap Value	142	399	363	185	19	145	2,262
Ivy Funds VIP Value	668	1,084	433	580	173	754	4,641
				$7,057	$1,381		$116,917

Portfolio	12-31-14 Share Balance	Purchases at cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received	12-31-15 Share Balance	12-31-15 Value
Pathfinder Moderate
Ivy Funds VIP Dividend Opportunities	15,656	$22,329	$5,804	$15,661	$3,676	17,413	$136,106
Ivy Funds VIP Global Growth	10,571	32,040	9,849	6,670	473	12,850	111,509
Ivy Funds VIP Growth	10,865	17,621	11,642	16,669	943	11,287	128,869
Ivy Funds VIP International Core Equity	2,555	29,333	4,290	4,519	2,291	3,994	62,009
Ivy Funds VIP Limited-Term Bond	27,528	9,623	49,217	306	1,806	19,388	94,402
Ivy Funds VIP Mid Cap Growth	3,547	5,646	3,058	3,695	299	3,727	35,113
Ivy Funds VIP Money Market	180,149	13,439	17,145	—	37	176,442	176,442
Ivy Funds VIP Small Cap Growth	5,395	10,803	6,636	11,528	—	5,648	59,899
Ivy Funds VIP Small Cap Value	2,683	4,988	3,294	4,031	380	2,746	42,996
Ivy Funds VIP Value	6,289	8,826	2,467	5,228	1,684	7,167	44,095
				$68,307	$11,589		$891,440

206	ANNUAL REPORT	2015

Portfolio	12-31-14 Share Balance	Purchases at cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received	12-31-15 Share Balance	12-31-15 Value
Pathfinder Moderately Aggressive
Ivy Funds VIP Dividend Opportunities	18,472	$25,185	$5,457	$18,058	$4,375	20,606	$161,067
Ivy Funds VIP Global Growth	12,472	35,975	9,580	7,574	563	15,206	131,958
Ivy Funds VIP Growth	12,818	19,384	12,168	19,292	1,123	13,356	152,497
Ivy Funds VIP International Core Equity	6,029	43,513	6,865	11,002	5,454	8,102	125,805
Ivy Funds VIP Limited-Term Bond	32,471	11,556	57,888	350	2,149	22,944	111,720
Ivy Funds VIP Mid Cap Growth	5,231	7,467	3,615	5,262	444	5,513	51,943
Ivy Funds VIP Money Market	106,252	7,871	9,719	—	22	104,404	104,404
Ivy Funds VIP Small Cap Growth	7,274	13,797	8,071	15,345	—	7,639	81,011
Ivy Funds VIP Small Cap Value	5,064	7,995	4,709	7,390	723	5,200	81,415
Ivy Funds VIP Value	7,420	10,446	2,792	6,111	2,005	8,482	52,185
				$90,384	$16,858		$1,054,005

Portfolio	12-31-14 Share Balance	Purchases at cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received	12-31-15 Share Balance	12-31-15 Value
Pathfinder Moderately Conservative
Ivy Funds VIP Dividend Opportunities	4,280	$5,976	$2,610	$4,447	$984	4,597	$35,932
Ivy Funds VIP Global Growth	1,667	8,564	2,342	1,174	87	2,317	20,103
Ivy Funds VIP Growth	3,426	5,185	4,695	5,225	292	3,438	39,259
Ivy Funds VIP International Core Equity	806	9,037	1,850	1,448	708	1,216	18,888
Ivy Funds VIP Limited-Term Bond	11,568	3,290	17,482	109	777	8,650	42,121
Ivy Funds VIP Mid Cap Growth	1,119	1,740	1,333	1,170	92	1,135	10,694
Ivy Funds VIP Money Market	70,976	4,184	7,993	—	14	67,168	67,168
Ivy Funds VIP Small Cap Growth	1,458	2,796	2,214	3,165	—	1,474	15,636
Ivy Funds VIP Small Cap Value	508	926	889	777	70	502	7,857
Ivy Funds VIP Value	1,983	2,534	1,033	1,643	521	2,183	13,431
				$19,158	$3,545		$271,089

Portfolio	12-31-14 Share Balance	Purchases at cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received	12-31-15 Share Balance	12-31-15 Value
Pathfinder Moderate – Managed Volatility
Ivy Funds VIP Dividend Opportunities	3,314	$34,129	$95	$3,782	$1,053	7,460	$58,308
Ivy Funds VIP Global Growth	2,237	30,267	943	1,691	135	5,503	47,752
Ivy Funds VIP Growth	2,302	30,750	1,228	4,394	270	4,824	55,075
Ivy Funds VIP International Core Equity	542	20,148	326	1,204	655	1,715	26,626
Ivy Funds VIP Limited-Term Bond	5,880	24,324	12,184	52	517	8,341	40,614
Ivy Funds VIP Mid Cap Growth	749	9,049	353	809	85	1,602	15,090
Ivy Funds VIP Money Market	38,465	39,712	2,290	—	11	75,886	75,886
Ivy Funds VIP Small Cap Growth	1,144	16,134	871	2,993	—	2,430	25,769
Ivy Funds VIP Small Cap Value	567	10,568	248	966	109	1,182	18,502
Ivy Funds VIP Value	1,336	11,590	70	1,363	482	3,078	18,934
				$17,254	$3,317		$382,556

Portfolio	12-31-14 Share Balance	Purchases at cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received	12-31-15 Share Balance	12-31-15 Value
Pathfinder Moderately Aggressive – Managed Volatility
Ivy Funds VIP Dividend Opportunities	698	$4,683	$17	$733	$204	1,263	$9,872
Ivy Funds VIP Global Growth	471	4,325	164	323	26	932	8,086
Ivy Funds VIP Growth	485	4,166	262	850	52	817	9,332
Ivy Funds VIP International Core Equity	228	4,683	99	463	254	497	7,723
Ivy Funds VIP Limited-Term Bond	1,234	3,281	2,401	9	100	1,411	6,870
Ivy Funds VIP Mid Cap Growth	197	1,525	79	194	21	339	3,191
Ivy Funds VIP Money Market	4,038	2,629	248	—	1	6,419	6,419
Ivy Funds VIP Small Cap Growth	275	2,507	191	657	—	470	4,983
Ivy Funds VIP Small Cap Value	191	2,223	59	297	34	320	5,007
Ivy Funds VIP Value	281	1,630	32	265	94	521	3,204
				$3,791	$786		$64,687

2015	ANNUAL REPORT	207

Portfolio	12-31-14 Share Balance	Purchases at cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received	12-31-15 Share Balance	12-31-15 Value
Pathfinder Moderately Conservative – Managed Volatility
Ivy Funds VIP Dividend Opportunities	443	$3,677	$154	$458	$123	876	$6,849
Ivy Funds VIP Global Growth	173	2,559	137	136	11	441	3,830
Ivy Funds VIP Growth	354	3,789	306	613	37	654	7,467
Ivy Funds VIP International Core Equity	83	2,609	106	166	89	232	3,606
Ivy Funds VIP Limited-Term Bond	1,201	4,140	1,904	12	97	1,655	8,059
Ivy Funds VIP Mid Cap Growth	116	1,129	103	114	12	217	2,044
Ivy Funds VIP Money Market	7,368	6,047	565	—	2	12,849	12,849
Ivy Funds VIP Small Cap Growth	151	1,729	181	352	—	282	2,990
Ivy Funds VIP Small Cap Value	52	786	59	81	9	96	1,503
Ivy Funds VIP Value	205	1,436	50	187	65	417	2,564
				$2,119	$445		$51,761

Portfolio	12-31-14 Share Balance	Purchases at cost	Sales at Cost	Realized Gain/(Loss)	Distributions Received	12-31-15 Share Balance	12-31-15 Value
Asset Strategy
Media Group Holdings LLC, Series H(2)	32	$—	$—	$—	$—	32	$3,533
Media Group Holdings LLC, Series I(2)	19	—	—	—	—	19	7,651
Media Group Holdings LLC, Series T(2)	4	601	—	—	—	4	11,542
				$—	$—		$22,726

(1)	Included in Realized Gain/Loss, if applicable, are distributions from capital gains from the underlying securities.
(2)	No dividends were paid during preceding 12 months.

10.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended December 31, 2015, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Pathfinder Aggressive	$—	$19,794	$—	$11,573
Pathfinder Conservative	—	21,564	—	20,048
Pathfinder Moderate	—	154,648	—	123,615
Pathfinder Moderately Aggressive	—	183,189	—	132,459
Pathfinder Moderately Conservative	—	44,232	—	45,724
Pathfinder Moderate – Managed Volatility	—	226,671	—	19,245
Pathfinder Moderately Aggressive – Managed Volatility	—	31,652	—	3,670
Pathfinder Moderately Conservative – Managed Volatility	—	27,901	—	3,691
Asset Strategy	65,053	768,737	—	1,023,860
Balanced	—	170,376	11,977	206,204
Bond	42,881	121,988	47,549	119,591
Core Equity	—	285,489	—	324,485
Dividend Opportunities	—	235,359	—	230,176
Energy	—	67,119	—	40,023
Global Bond	—	6,563	1,147	3,628
Global Growth	—	330,376	—	248,921
Global Natural Resources	—	44,446	—	45,714
Growth	—	262,346	—	302,585
High Income	—	335,005	—	338,536
International Core Equity	—	627,100	—	586,296
Limited-Term Bond	62,221	108,615	17,792	225,326
Micro Cap Growth	—	49,997	—	59,445
Mid Cap Growth	—	303,563	—	236,968
Money Market	—	—	—	—
Real Estate Securities	—	28,399	—	34,973
Science and Technology	—	140,182	—	154,431
Small Cap Growth	—	433,435	—	446,768
Small Cap Value	—	463,824	—	487,792
Value	—	289,320	—	280,733

208	ANNUAL REPORT	2015

11.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Pathfinder Aggressive				Pathfinder Conservative
	Year ended 12-31-15		Year ended 12-31-14		Year ended 12-31-15		Year ended 12-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	1,273	$6,939	747	$4,305	1,600	$8,521	2,064	$11,433
Shares issued in reinvestment of distributions to shareholders	2,058	10,990	1,273	6,985	1,720	9,092	1,597	8,605
Shares redeemed	(1,276)	(6,928)	(1,649)	(9,432)	(2,610)	(13,964)	(2,599)	(14,524)

Net increase	2,055	$11,001	371	$1,858	710	$3,649	1,062	$5,514

	Pathfinder Moderate				Pathfinder Moderately Aggressive
	Year ended 12-31-15		Year ended 12-31-14		Year ended 12-31-15		Year ended 12-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	3,072	$17,232	3,228	$19,159	2,132	$12,563	2,244	$13,878
Shares issued in reinvestment of distributions to shareholders	16,149	89,583	13,275	75,253	20,436	118,128	14,771	87,292
Shares redeemed	(10,104)	(56,743)	(8,549)	(50,390)	(9,864)	(57,451)	(8,905)	(54,748)

Net increase	9,117	$50,072	7,954	$44,022	12,704	$73,240	8,110	$46,422

	Pathfinder Moderately Conservative				Pathfinder Moderate - Managed Volatility
	Year ended 12-31-15		Year ended 12-31-14		Year ended 12-31-15		Year ended 12-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	652	$3,641	1,311	$7,695	37,109	$202,767	31,417	$171,351
Shares issued in reinvestment of distributions to shareholders	4,818	26,405	3,895	21,903	—	—	1,132	5,973
Shares redeemed	(4,416)	(24,507)	(4,692)	(27,387)	(1,125)	(6,131)	(1,212)	(6,655)

Net increase	1,054	$5,539	514	$2,211	35,984	$196,636	31,337	$170,669

	Pathfinder Moderately Aggressive - Managed Volatility				Pathfinder Moderately Conservative - Managed Volatility
	Year ended 12-31-15		Year ended 12-31-14		Year ended 12-31-15		Year ended 12-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	5,175	$27,839	6,690	$36,541	5,000	$26,624	4,956	$26,598
Shares issued in reinvestment of distributions to shareholders	—	—	447	2,311	19	102	200	1,036
Shares redeemed	(556)	(2,992)	(948)	(5,285)	(638)	(3,411)	(1,106)	(5,998)

Net increase	4,619	$24,847	6,189	$33,567	4,381	$23,315	4,050	$21,636

	Asset Strategy				Balanced
	Year ended 12-31-15		Year ended 12-31-14		Year ended 12-31-15		Year ended 12-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	13,800	$130,966	21,679	$258,981	3,009	$28,391	2,842	$28,726
Shares issued in reinvestment of distributions to shareholders	27,988	263,937	20,293	224,946	6,352	57,909	3,988	38,426
Shares redeemed	(36,228)	(341,043)	(23,452)	(273,247)	(6,287)	(58,831)	(6,109)	(61,799)

Net increase	5,560	$53,860	18,520	$210,680	3,074	$27,469	721	$5,353

2015	ANNUAL REPORT	209

	Bond				Core Equity
	Year ended 12-31-15		Year ended 12-31-14		Year ended 12-31-15		Year ended 12-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	2,695	$14,334	3,799	$20,608	1,417	$18,006	1,770	$25,364
Shares issued in reinvestment of distributions to shareholders	1,671	8,715	4,054	21,376	6,758	82,546	5,503	72,083
Shares redeemed	(8,499)	(44,857)	(7,120)	(38,524)	(5,192)	(66,655)	(4,665)	(66,518)

Net increase (decrease)	(4,133)	$(21,808)	733	$3,460	2,983	$33,897	2,608	$30,929

	Dividend Opportunities				Energy
	Year ended 12-31-15		Year ended 12-31-14		Year ended 12-31-15		Year ended 12-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	6,749	$55,031	5,652	$49,996	8,439	$51,692	6,777	$53,541
Shares issued in reinvestment of distributions to shareholders	7,592	62,165	5,114	43,139	106	726	464	3,701
Shares redeemed	(5,028)	(41,473)	(7,820)	(69,709)	(3,427)	(20,788)	(2,333)	(17,694)

Net increase	9,313	$75,723	2,946	$23,426	5,118	$31,630	4,908	$39,548

	Global Bond				Global Growth
	Year ended 12-31-15		Year ended 12-31-14		Year ended 12-31-15		Year ended 12-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	1,122	$5,516	2,214	$11,534	12,256	$111,878	5,686	$51,687
Shares issued in reinvestment of distributions to shareholders	140	701	80	415	2,920	26,499	5,096	45,337
Shares redeemed	(885)	(4,374)	(1,545)	(8,011)	(5,578)	(50,502)	(4,688)	(43,760)

Net increase	377	$1,843	749	$3,938	9,598	$87,875	6,094	$53,264

	Global Natural Resources				Growth
	Year ended 12-31-15		Year ended 12-31-14		Year ended 12-31-15		Year ended 12-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	7,712	$34,497	7,458	$41,162	5,911	$69,171	7,325	$87,478
Shares issued in reinvestment of distributions to shareholders	28	137	—	—	9,363	105,927	13,698	148,590
Shares redeemed	(7,472)	(33,828)	(8,380)	(47,153)	(8,835)	(104,736)	(39,022)	(507,177)

Net increase (decrease)	268	$806	(922)	$(5,991)	6,439	$70,362	(17,999)	$(271,109)

	High Income				International Core Equity
	Year ended 12-31-15		Year ended 12-31-14		Year ended 12-31-15		Year ended 12-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	47,114	$175,293	94,562	$380,482	6,726	$114,451	2,368	$44,147
Shares issued in reinvestment of distributions to shareholders	16,178	59,896	11,698	45,940	5,314	93,448	3,766	69,273
Shares redeemed	(59,362)	(216,743)	(66,208)	(262,268)	(5,061)	(85,855)	(3,691)	(70,569)

Net increase	3,930	$18,446	40,052	$164,154	6,979	$122,044	2,443	$42,851

	Limited-Term Bond				Micro Cap Growth
	Year ended 12-31-15		Year ended 12-31-14		Year ended 12-31-15		Year ended 12-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	13,679	$67,397	16,115	$79,082	313	$7,336	412	$11,765
Shares issued in reinvestment of distributions to shareholders	1,372	6,695	653	3,203	452	10,594	403	9,753
Shares redeemed	(32,834)	(161,222)	(9,292)	(45,630)	(590)	(14,154)	(626)	(17,553)

Net increase (decrease)	(17,783)	$(87,130)	7,476	$36,655	175	$3,776	189	$3,965

210	ANNUAL REPORT	2015

	Mid Cap Growth				Money Market
	Year ended 12-31-15		Year ended 12-31-14		Year ended 12-31-15		Year ended 12-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	11,113	$113,296	14,956	$156,737	116,187	$116,187	274,736	$274,736
Shares issued in reinvestment of distributions to shareholders	4,426	46,460	2,653	26,432	107	107	135	135
Shares redeemed	(4,656)	(48,499)	(5,954)	(62,987)	(88,490)	(88,490)	(368,053)	(368,053)

Net increase (decrease)	10,883	$111,257	11,655	$120,182	27,804	$27,804	(93,182)	$(93,182)

	Real Estate Securities				Science and Technology
	Year ended 12-31-15		Year ended 12-31-14		Year ended 12-31-15		Year ended 12-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	1,189	$10,940	1,108	$9,681	5,144	$126,625	4,963	$126,886
Shares issued in reinvestment of distributions to shareholders	634	5,461	372	3,149	1,358	34,801	2,014	46,854
Shares redeemed	(1,994)	(17,986)	(1,108)	(9,710)	(4,555)	(111,924)	(4,991)	(126,981)

Net increase (decrease)	(171)	$(1,585)	372	$3,120	1,947	$49,502	1,986	$46,759

	Small Cap Growth				Small Cap Value
	Year ended 12-31-15		Year ended 12-31-14		Year ended 12-31-15		Year ended 12-31-14
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	4,808	$56,961	7,646	$92,766	1,421	$23,905	4,405	$76,940
Shares issued in reinvestment of distributions to shareholders	5,677	66,812	4,050	43,759	1,621	27,175	2,615	43,779
Shares redeemed	(4,993)	(60,998)	(17,412)	(224,094)	(2,425)	(41,202)	(1,875)	(34,335)

Net increase (decrease)	5,492	$62,775	(5,716)	$(87,569)	617	$9,878	5,145	$86,384

	Value
	Year ended 12-31-15		Year ended 12-31-14
	Shares	Value	Shares	Value
Shares issued from sale of shares	5,375	$36,040	10,972	$80,723
Shares issued in reinvestment of distributions to shareholders	8,521	55,408	7,565	51,576
Shares redeemed	(7,811)	(52,349)	(9,741)	(73,834)

Net increase	6,085	$39,099	8,796	$58,465

12.	COMMITMENTS ($ amounts in thousands)

Bridge loan commitments may obligate a Portfolio to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest income on the Statements of Operations. At December 31, 2015, there were no outstanding bridge loan commitments.

13.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at December 31, 2015 and the related unrealized appreciation (depreciation) were as follows:

Portfolio	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
Pathfinder Aggressive	$89,609	$329	$4,789	$(4,460)
Pathfinder Conservative	120,132	189	2,830	(2,641)
Pathfinder Moderate	900,560	13,954	22,607	(8,653)
Pathfinder Moderately Aggressive	1,068,084	16,981	30,566	(13,585)
Pathfinder Moderately Conservative	276,702	2,384	7,418	(5,034)
Pathfinder Moderate – Managed Volatility	418,354	—	22,589	(22,589)
Pathfinder Moderately Aggressive – Managed Volatility	72,359	—	5,487	(5,487)

2015	ANNUAL REPORT	211

Portfolio	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
Pathfinder Moderately Conservative – Managed Volatility	$56,069	$—	$2,746	$(2,746)
Asset Strategy	1,261,612	74,981	81,214	(6,233)
Balanced	360,497	43,239	20,001	23,238
Bond	280,661	4,441	6,999	(2,558)
Core Equity	417,556	57,712	22,588	35,124
Dividend Opportunities	459,654	68,780	15,029	53,751
Energy	145,914	4,610	25,463	(20,853)
Global Bond	20,998	229	1,602	(1,373)
Global Growth	461,084	65,860	21,102	44,758
Global Natural Resources	151,729	5,108	38,354	(33,246)
Growth	675,019	236,721	14,797	221,924
High Income	827,254	2,573	119,093	(116,520)
International Core Equity	695,393	30,732	53,530	(22,798)
Limited-Term Bond	382,577	1,099	1,894	(795)
Micro Cap Growth	56,137	9,421	6,618	2,803
Mid Cap Growth	569,012	76,811	61,213	15,598
Money Market	537,434	—	—	—
Real Estate Securities	41,610	7,101	1,553	5,548
Science and Technology	417,328	206,347	41,549	164,798
Small Cap Growth	384,909	60,860	16,286	44,574
Small Cap Value	321,756	19,414	19,050	364
Value	390,480	28,113	30,648	(2,535)

For Federal income tax purposes, the Portfolios’ distributed and undistributed earnings and profit for the year ended December 31, 2015 and the post-October and late-year ordinary activity updated with information available through the date of this report were as follows:

Portfolio	Distributed Ordinary Income	Undistributed Ordinary Income	Distributed Long-Term Capital Gains	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post-October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Pathfinder Aggressive	$2,388	$1,208	$8,602	$7,733	$—	$—	$—
Pathfinder Conservative	1,393	1,338	7,699	7,031	—	—	—
Pathfinder Moderate	15,573	11,297	74,010	68,295	—	—	—
Pathfinder Moderately Aggressive	25,250	16,504	92,878	90,365	—	—	—
Pathfinder Moderately Conservative	4,252	3,421	22,153	19,151	—	—	—
Pathfinder Moderate – Managed Volatility	—	2,608	—	15,286	—	—	—
Pathfinder Moderately Aggressive – Managed Volatility	—	624	—	3,419	—	—	—
Pathfinder Moderately Conservative – Managed Volatility	80	327	22	1,830	—	—	—
Asset Strategy	14,374	6,381	249,563	—	—	—	—
Balanced	4,735	10,393	53,174	49,283	—	—	—
Bond	8,715	6,588	—	739	—	—	—
Core Equity	12,264	8,127	70,282	45,691	—	—	—
Dividend Opportunities	13,525	4,781	48,640	29,774	—	—	—
Energy	74	60	652	—	—	—	—
Global Bond	701	730	—	—	—	—	—
Global Growth	2,105	1,642	24,394	13,612	—	—	—
Global Natural Resources	137	710	—	—	—	—	—
Growth	6,353	5,160	99,574	84,871	—	—	—
High Income	53,397	56,533	6,499	—	—	—	—
International Core Equity	33,624	8,910	59,824	7,181	—	—	—
Limited-Term Bond	6,695	5,751	—	—	—	—	—
Micro Cap Growth	—	—	10,594	6,091	—	—	—
Mid Cap Growth	4,693	4,551	41,767	28,421	—	—	—
Money Market	107	50	—	—	—	—	—
Real Estate Securities	1,690	516	3,771	4,359	—	—	—
Science and Technology	—	—	34,801	20,978	—	—	—
Small Cap Growth	—	—	66,812	45,215	—	—	—
Small Cap Value	2,833	247	24,342	29,486	—	—	—
Value	14,536	9,232	40,872	39,681	—	—	—

212	ANNUAL REPORT	2015

Internal Revenue Code regulations permit each Portfolio to elect to defer into its next fiscal year capital losses incurred between each November 1 and the end of its fiscal year. Each Portfolio is also permitted to defer into its next fiscal year late-year ordinary losses that arise from the netting of activity generated between each November 1 and the end of its fiscal year on certain specified ordinary items.

Accumulated capital losses represent net capital loss carryovers as of December 31, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years which have only an eight year carryforward period. As a result of this ordering rule, pre-enactment capital loss carryovers may expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Portfolio’s first fiscal year end subject to the Modernization Act was December 31, 2011. The following table shows the expiration dates for capital loss carryovers from pre-enactment taxable years and the amounts of capital loss carryovers, if any, by each of the applicable portfolios electing to be taxed as a regulated investment company during the period end December 31, 2015:

	Pre-Enactment			Post-Enactment
Portfolio	2016	2017	2018	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
Pathfinder Aggressive	$—	$—	$—	$—	$—
Pathfinder Conservative	—	—	—	—	—
Pathfinder Moderate	—	—	—	—	—
Pathfinder Moderately Aggressive	—	—	—	—	—
Pathfinder Moderately Conservative	—	—	—	—	—
Pathfinder Moderate – Managed Volatility	—	—	—	—	—
Pathfinder Moderately Aggressive – Managed Volatility	—	—	—	—	—
Pathfinder Moderately Conservative – Managed Volatility	—	—	—	—	—
Asset Strategy	—	—	—	53,287	—
Balanced	—	—	—	—	—
Bond	—	—	—	—	—
Core Equity	—	—	—	—	—
Dividend Opportunities	—	—	—	—	—
Energy	432	1,950	432	6,299	6,185
Global Bond	—	—	—	213	610
Global Growth	—	—	—	—	—
Global Natural Resources	—	—	—	7,253	30,301
Growth	—	—	—	—	—
High Income	—	—	—	1,926	19,615
International Core Equity	—	—	—	—	—
Limited-Term Bond	—	—	—	817	3,610
Micro Cap Growth	—	—	—	—	—
Mid Cap Growth	—	—	—	—	—
Money Market	—	—	—	—	—
Real Estate Securities	—	—	—	—	—
Science and Technology	—	—	—	—	—
Small Cap Growth	—	—	—	—	—
Small Cap Value	—	—	—	—	—
Value	—	—	—	—	—

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs), investments held within the wholly-owned subsidiary and companies, partnership transactions, and expiring capital loss carryovers. At December 31, 2015, the following reclassifications were made:

Portfolio	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid -In Capital	Unrealized Appreciation (Depreciation)
Pathfinder Aggressive	$—	$—	$—	$—
Pathfinder Conservative	—	—	—	—
Pathfinder Moderate	—	—	—	—
Pathfinder Moderately Aggressive	—	—	—	—
Pathfinder Moderately Conservative	—	—	—	—
Pathfinder Moderate – Managed Volatility	—	—	—	—
Pathfinder Moderately Aggressive – Managed Volatility	—	—	—	—
Pathfinder Moderately Conservative – Managed Volatility	—	—	—	—
Asset Strategy	319	14,221	(14,540)	—

2015	ANNUAL REPORT	213

Portfolio	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid -In Capital	Unrealized Appreciation (Depreciation)
Balanced	$70	$(67)	$(3)	$—
Bond	983	(983)	—	—
Core Equity	(851)	852	(1)	—
Dividend Opportunities	78	(77)	(1)	—
Energy	6	(299)	293	—
Global Bond	(7)	7	—	—
Global Growth	(78)	78	—	—
Global Natural Resources	14	(14)	— *	—
Growth	—	—	—	—
High Income	(906)	906	— *	—	*
International Core Equity	4,033	(4,033)	—	—
Limited-Term Bond	202	(202)	—	—
Micro Cap Growth	730	(210)	(520)	—
Mid Cap Growth	533	(533)	— *	—
Money Market	—	—	—	—
Real Estate Securities	—	—	—	—
Science and Technology	3,686	(1,898)	(1,788)	—
Small Cap Growth	3,421	—	(3,421)	—
Small Cap Value	(2,246)	2,247	(1)	—
Value	(9,406)	9,415	(9)	—

*Not	shown due to rounding.

14.	REGULATORY AND LITIGATION MATTERS

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, “Waddell & Reed”) reached a settlement with the SEC to resolve proceedings brought in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC’s cease-and desist order (“SEC Order”), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed agreed to pay $40 million in disgorgement and $10 million in civil money penalties.

Pursuant to the terms of the SEC order, the $50 million in disgorgement and civil penalties, plus accrued interest (“Fair Fund”), must be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R and as approved by the SEC, using a distribution methodology acceptable to the Funds’ Disinterested Trustees. The SEC Order also required that the independent distribution consultant develop the distribution methodology pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. On July 15, 2014, the SEC ordered that the Fair Fund be distributed to investors as provided for in the distribution plan.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order and the distribution plan are available on the SEC’s website at www.sec.gov.

214	ANNUAL REPORT	2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ivy Funds VIP

To the Shareholders and Board of Trustees of Ivy Funds Variable Insurance Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ivy Funds Variable Insurance Portfolios (the “Funds”), comprising Ivy Funds VIP Pathfinder Aggressive, Ivy Funds VIP Pathfinder Conservative, Ivy Funds VIP Pathfinder Moderate, Ivy Funds VIP Pathfinder Moderately Aggressive, Ivy Funds VIP Pathfinder Moderately Conservative, Ivy Funds VIP Pathfinder Moderate — Managed Volatility, Ivy Funds VIP Pathfinder Moderately Aggressive — Managed Volatility, Ivy Funds VIP Pathfinder Moderately Conservative – Managed Volatility, Ivy Funds VIP Asset Strategy, Ivy Funds VIP Balanced, Ivy Funds VIP Bond, Ivy Funds VIP Core Equity, Ivy Funds VIP Dividend Opportunities, Ivy Funds VIP Energy, Ivy Funds VIP Global Bond, Ivy Funds VIP Global Growth, Ivy Funds VIP Global Natural Resources, Ivy Funds VIP Growth, Ivy Funds VIP High Income, Ivy Funds VIP International Core Equity, Ivy Funds VIP Limited-Term Bond, Ivy Funds VIP Micro Cap Growth, Ivy Funds VIP Mid Cap Growth, Ivy Funds VIP Money Market, Ivy Funds VIP Real Estate Securities, Ivy Funds VIP Science and Technology, Ivy Funds VIP Small Cap Growth, Ivy Funds VIP Small Cap Value, and Ivy Funds VIP Value Portfolios, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Ivy Funds Variable Insurance Portfolios as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Kansas City, Missouri

February 16, 2016

2015	ANNUAL REPORT	215

INCOME TAX INFORMATION

Ivy Funds VIP AMOUNTS NOT ROUNDED (UNAUDITED)

The Portfolios hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations for the tax period ended December 31, 2015:

Dividends Received Deduction for Corporations
Pathfinder Aggressive	$475,765
Pathfinder Conservative	523,799
Pathfinder Moderate	4,993,709
Pathfinder Moderately Aggressive	6,330,239
Pathfinder Moderately Conservative	1,436,791
Pathfinder Moderate – Managed Volatility	—
Pathfinder Moderately Aggressive – Managed Volatility	—
Pathfinder Moderately Conservative – Managed Volatility	19,500
Asset Strategy	12,131,641
Balanced	4,388,657
Bond	—
Core Equity	5,496,713
Dividend Opportunities	9,647,975
Energy	73,739
Global Bond	14,885
Global Growth	238,693
Global Natural Resources	136,826
Growth	6,352,549
High Income	—
International Core Equity	—
Limited-Term Bond	—
Micro Cap Growth	—
Mid Cap Growth	3,341,306
Money Market	—
Real Estate Securities	—
Science and Technology	—
Small Cap Growth	—
Small Cap Value	2,508,616
Value	5,816,619

The Portfolios hereby designate the following amounts as distributions of long-term capital gains:

Pathfinder Aggressive	$8,602,505
Pathfinder Conservative	7,698,293
Pathfinder Moderate	74,009,729
Pathfinder Moderately Aggressive	92,877,712
Pathfinder Moderately Conservative	22,152,450
Pathfinder Moderate – Managed Volatility	—
Pathfinder Moderately Aggressive – Managed Volatility	—
Pathfinder Moderately Conservative – Managed Volatility	21,412
Asset Strategy	249,563,369	(1)
Balanced	53,174,268
Bond	—
Core Equity	70,282,145
Dividend Opportunities	48,639,837
Energy	651,817
Global Bond	—
Global Growth	24,393,773
Global Natural Resources	—
Growth	99,574,457
High Income	6,498,745
International Core Equity	59,824,458
Limited-Term Bond	—
Micro Cap Growth	10,594,489
Mid Cap Growth	41,767,444
Money Market	—
Real Estate Securities	3,771,184	(2)
Science and Technology	34,801,272
Small Cap Growth	66,811,699
Small Cap Value	24,341,628
Value	40,872,240

(1)	Of this amount $12,790,252 is 28% collectible capital gain.

(2)	Of this amount $98,883 is unrecaptured section 1250 gain.

Internal Revenue Code regulations permit each qualifying Portfolio to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Portfolio. Each Portfolio elected to pass the following amounts of creditable foreign taxes through to their shareholders:

	Foreign Tax Credit	Foreign Derived Income
Pathfinder Aggressive	$41,919	$276,494
Pathfinder Conservative	15,579	145,294
Pathfinder Moderate	282,868	1,677,794
Pathfinder Moderately Aggressive	437,551	3,195,044
Pathfinder Moderately Conservative	62,422	433,822
Pathfinder Moderate – Managed Volatility	80,919	479,741
Pathfinder Moderately Aggressive – Managed Volatility	20,390	148,808
Pathfinder Moderately Conservative – Managed Volatility	7,828	54,372
International Core Equity	1,363,066	17,360,939

216	ANNUAL REPORT	2015

BOARD OF TRUSTEES AND OFFICERS

Ivy Funds VIP

Each of the individuals listed below serves as a trustee for the Trust (29 portfolios), and for the portfolios within the Waddell & Reed Advisors Funds (20 portfolios) and InvestEd Portfolios (3 portfolios) (collectively, the “Advisors Fund Complex”). The Advisors Fund Complex, together with the Ivy Family of Funds, comprises the Waddell & Reed/Ivy Fund Complex (“Fund Complex”). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (37 portfolios) and Ivy High Income Opportunities Fund (a closed-end fund) (“IVH”). Jarold Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as trustees of each of the funds in the Ivy Family of Funds.

Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (Disinterested Trustees) constitute at least 75% of the Board.

Joseph Harroz, Jr. serves as the Independent Chairman of the Trust’s Board and of the board of trustees of the other funds in the Advisors Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (“SAI”) for the Trust includes additional information about the Trust’s trustees. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Trustee Since*	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	Trust: 2009 Fund Complex: 2007	President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present); Boettcher Aerial, Inc. (Aerial AG Applicator) (1982 to present).	Director, Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director, Guaranty, Inc. (financial services) (1981 to present); Member, Kansas Board of Regents (2007 to 2011); Member, Kansas State University Foundation (2009 to present); Director, Kansas Bioscience Authority (2009 to present); Committee Member, Kansas Foundation for Medical Care (2001 to 2011); Trustee, Ivy Funds (37 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (1 portfolio overseen).
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	Trust: 2009 Fund Complex: 1997	Professor of Law, Washburn University School of Law (1973 to present).	Director, Kansas Legal Services for Prisoners, Inc.; Director, U.S. Alliance Corporation (Insurance) (2009 to present).
John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	Trust: 2009 Fund Complex: 1997	President and Trustee, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises.	Former Advisory Director, UMB Northland Board (financial services) (1995 to 2012); Trustee, Liberty Memorial Association (WWI National Museum) (1998 to 2013), National Advisory Board, (2014 to present); Trustee, Harry S. Truman Library Institute (education) (2007 to present); Chairman (2005 to 2013) and current Trustee, Freedoms Frontier National Heritage Area (education); Trustee, CGSC Foundation (government) (2004 to 2012); Chairman, Kansas City Municipal Assistance Corporation (bond issuance) (1980 to present); Director, Metropolitan Comm. College Found. (1980 to 2014).
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	Trust: 2009 Fund Complex: 1998 Trust: 2015 Fund Complex: 2015	Dean, Professor and University Vice President, The University of Oklahoma College of Law (2010 to present); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present).	Director and Shareholder, Valliance Bank , N.A. (2007 to present); Director, Foundation HealthCare (2008 to present); Trustee, The Mewbourne Family Support Organization (non-profit) (2006 to present); Independent Director, LSQ Manager, Inc. (Real Estate) (2007 to present); Director, OK Foundation for Excellence (non-profit) (2008 to present);Trustee/

2015	ANNUAL REPORT	217

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Trustee Since*	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Independent Chairman, Ivy Funds (37 portfolios overseen); Trustee/Independent Chairman , Ivy High Income Opportunities Fund (1 portfolio overseen).
Albert W. Herman FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Trustee	Trust: 2009 Fund Complex: 2008	Business Consultant (1998 to present); Treasurer and Director, The Wellness Council of America (health care initiatives) (1996 to present).	Finance Committee Member, Ascension Health (non-profit health system) (2007 to 2014); Director, Baylor Health Care System Foundation (non-profit health care) (1998-2009).
Frank J. Ross, Jr. Polsinelli PC 900 West 48th Place, Suite 900 Kansas City, MO 64112 1953	Trustee	Trust: 2009 Fund Complex: 1996	Shareholder/Director, Polsinelli PC, (law firm) (1980 to present).	Director, American Red Cross (community service) (2003-2010); Director, Rockhurst University (education) (2003-2009); Director, March of Dimes Birth Defects Foundation, Greater Kansas City Chapter (2001-2009).

Interested Trustees

Messrs. Avery and Herrmann are “interested” by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (“WDR”) or its wholly owned subsidiaries, including the Fund’s investment manager, Waddell & Reed Investment Management Company (“WRIMCO”), each Fund’s principal underwriter, Waddell & Reed, Inc. (“Waddell & Reed”), and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), as well as by virtue of their personal ownership of shares of WDR. The address for each Interested Trustee and each of the officers in the following tables is 6300 Lamar Avenue, Overland Park, KS 66202.

Name and Year of Birth	Position(s) Held With the Trust and Fund Complex	Trustee/Officer Since*	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Michael L. Avery 1953	Trustee	Trust: 2009 Fund Complex: 2007	President of WDR (2010 to present); formerly Chief Investment Officer (CIO) of WDR (2005 to 2011); Executive Vice President of WRIMCO (2005 to present); Executive Vice President of IICO (2007 to present); portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present).	Director of WRIMCO and IICO.
Henry J. Herrmann 1942	President Trustee	Trust: 2009 Fund Complex: 2001 Trust: 2009 Fund Complex: 1998	Chairman of WDR (2010 to present); CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO (2002 to present); President and Trustee of each of the funds in the Fund Complex.	Director of WDR, IICO, WRIMCO, WISC, W&R Capital Management Group, Inc. and Waddell & Reed, Inc.; Director, Blue Cross Blue Shield of Kansas City, 2007 to present); Trustee, Ivy Funds (37 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (1 portfolio overseen).

*Each Trustee became a Trustee (and, as applicable, an officer) in 2009, as reflected by the first date shown. The second date shows when the Trustee first became a director (and, as applicable, an officer) of one or more Predecessor Fund.

218	ANNUAL REPORT	2015

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Trust’s principal officers are:

Name and Year of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Mara D. Herrington 1964	Vice President Secretary	2009 2009	2006 2006	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present).
Joseph W. Kauten 1969	Vice President Treasurer Principal Financial Officer Principal Accounting Officer	2009 2009 2009 2009	2006 2006 2007 2006	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present).
Scott J. Schneider 1968	Vice President Chief Compliance Officer	2009 2009	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex.
Wendy J. Hills 1970	Vice President General Counsel Assistant Secretary	2014 2014 2014	2014 2014 2014	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WISC (2014 to present); Senior Vice President and General Counsel of IICO (2014 to present); Vice President, General Counsel and Assistant Secretary for each of the funds in the Fund Complex (2014 to present).
Philip A. Shipp 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Vice President of Waddell & Reed, Inc. and IFDI (2010 to present).

*This is the date when the Officer first became an officer of one or more Predecessor Funds.

2015	ANNUAL REPORT	219

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT

Ivy Funds VIP

At its meeting on August 11 and 12, 2015, the Trust’s Board of Trustees, including all of the Disinterested Trustees, considered and approved the continuance of the existing Investment Management Agreement between WRIMCO and the Trust as to each of its Portfolios (“Management Agreement”), and, for certain Portfolios, of the Investment Subadvisory Agreement (each, a “Subadvisory Agreement”) between WRIMCO and the Portfolio subadvisor pursuant to which the subadvisor provides investment advisory services. The Disinterested Trustees were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Trustees also received and considered a memorandum from their independent legal counsel regarding the Disinterested Trustees’ responsibilities in evaluating the Management Agreement and, if applicable, the Subadvisory Agreement, for each Portfolio. This memorandum explained the regulatory requirements pertaining to the Disinterested Trustees’ evaluation of the Management Agreement and the Subadvisory Agreements. In addition, the Disinterested Trustees engaged a fee consultant whose responsibilities included managing the process by which the proposed management fees under the Management Agreement were negotiated with WRIMCO.

Prior to the Board meeting, independent legal counsel sent to WRIMCO and, as applicable, to the subadvisor, a request letter for information to be provided to the Trustees in connection with their consideration of the continuance of the Management Agreement with respect to each Portfolio and of the Subadvisory Agreements, as applicable. WRIMCO and the subadvisor provided materials to the Trustees that included responses to the request letter and other information WRIMCO and the subadvisor, as applicable, believed was useful in evaluating the continuation of the Management Agreement and the Subadvisory Agreements (“Initial Response”). Thereafter, independent legal counsel sent to WRIMCO a supplemental request letter for certain additional information, and WRIMCO provided additional information in response to this request letter. The Trustees also received reports prepared by an independent third party, Lipper Inc. (“Lipper”), relating to performance and expenses of each Portfolio compared to the performance of the universe of comparable mutual funds selected by Lipper (the “Performance Universe”) and to the expenses of a peer group of comparable funds selected by Lipper (the “Peer Group”), respectively. Further, the Trustees received a written evaluation from the fee consultant. At their meeting, the Trustees received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, “W&R”) to each Portfolio. In connection with its deliberations, the Trustees also considered the broad range of information relevant to the Trustees’ consideration of the continuance of the Management Agreement and Subadvisory Agreements, as applicable, with respect to each Portfolio that is provided by W&R to the Trustees (including its various standing committees) at meetings throughout the year.

Nature, Extent and Quality of Services

Provided to the Portfolios

The Trustees considered the nature, extent and quality of the services provided to each Portfolio pursuant to the Management Agreement and by the subadvisor pursuant to the Subadvisory Agreements.

The Trustees considered WRIMCO’s and, as applicable, the subadvisor’s research and portfolio management capabilities and that W&R also provides oversight of day-to-day portfolio operations, including but not limited to portfolio accounting and administration and assistance in meeting legal and regulatory requirements. The Trustees also considered WRIMCO’s and, as applicable, the subadvisor’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for each Portfolio and, as applicable, those brokers’ and dealers’ provision of brokerage and research services to WRIMCO, and the benefits derived by each Portfolio and the other funds in the Advisors Fund Complex and by other clients of WRIMCO from such services. The Trustees considered the information provided by WRIMCO and, as applicable, the subadvisor regarding its compliance program and compliance matters, if any, over the past year. The Trustees also considered the favorable history, reputation, qualification and background of WRIMCO and W&R’s extensive administrative, accounting and compliance infrastructure, as well as WRIMCO’s supervisory activities over the subadvisor.

Portfolio Performance, Management Fee and Expense Ratio.

The Trustees considered each Portfolio’s performance, both on an absolute basis and in relation to the performance of its Performance Universe. The Trustees factored into its evaluation of each Portfolio’s performance the limitations inherent in the methodology for constructing a peer group and determining which investment companies should be included in a peer group. Each Portfolio’s performance was also compared to relevant market indices and to a Lipper index, as applicable. In this regard, the Trustees noted that performance, especially short-term performance, is only one of factors that it deems relevant to its consideration of the continuance of the Management Agreement and the Subadvisory Agreements, and that, after considering all relevant factors, it may be appropriate to approve the continuance of the Management Agreement and Subadvisory Agreement with respect to a Portfolio notwithstanding the Portfolio’s performance.

The Trustees considered the management fees and total expenses of each Portfolio and also considered each Portfolio’s management fees and total expenses in relation to the management fees and total expenses, respectively, of its Peer Group. The Trustees’ review also included consideration of each Portfolio’s management fees at various asset levels in relation to the management fees at those asset levels of funds within a peer group of comparable mutual funds selected by and as shown in the reports from Lipper (“Lipper Group”). They also considered each Portfolio’s non-management fees in relation to the non-management fees of its Peer Group, the amount of assets in each Portfolio, and factors affecting the Portfolios’ expense ratios. In addition, the Trustees considered, for each Portfolio, the management fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds managed by WRIMCO (or its affiliate) with a similar investment objective (or objectives) and similar investment policies and strategies as the Portfolio (“Similar Funds”). The Trustees also considered, for each Portfolio, the subadvisory fees, if any, paid to WRIMCO or the subadvisor, as applicable, (or their respective affiliates) by other mutual funds advised by WRIMCO or the subadvisor (or their respective affiliates), as well as the management fees, if any, paid by other client accounts managed by WRIMCO or the subadvisor (or their respective affiliates), with a similar investment objective (or objectives) and similar investment policies and strategies as the Portfolio (each of such accounts, an “Other Account”).

220	ANNUAL REPORT	2015

Additional Considerations with Respect to Each Portfolio

Asset Strategy

The Trustees considered that Asset Strategy’s total return performance was higher than the Performance Universe median for the three-, five-, and ten-year periods, was higher than the Lipper index for the three-year period, and was lower than the Lipper index for the one-year period. They noted that no Lipper index data were available for the five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were lower than the Peer Group medians. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the medians for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Balanced

The Trustees considered that Balanced’s total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were higher than the Peer Group medians. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were equal to or lower than the medians for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was lower for one asset level, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Bond

The Trustees considered that Bond’s total return performance was lower than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s investments in higher credit quality bonds, duration management and overweighting in corporate bonds had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 10, 2015, provided by WRIMCO in its Initial Response. In addition, the Trustees considered the recent and anticipated changes to the Portfolio’s portfolio management team.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was higher than the Peer Group median but that the Portfolio’s overall expense ratio was lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at certain asset levels were higher than the medians for its Lipper Group, except for one asset level at which the Portfolio’s effective management fees were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for certain asset levels, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Core Equity

The Trustees considered that Core Equity’s total return performance was higher than the Performance Universe median and the Lipper index for the three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was equal to the Peer Group median and that the Portfolio’s overall expense ratio was higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at certain asset levels were lower than the medians for its Lipper Group, except for two asset levels at which the Portfolio’s effective management fees were equal to the medians for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level and the Similar Funds’ advisory fees were lower for other asset levels, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee

2015	ANNUAL REPORT	221

information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Dividend Opportunities

The Trustees considered that Dividend Opportunities’ total return performance was lower than the Performance Universe median and the Lipper index for the three-, five-, and seven-year periods and was higher than the Performance Universe median and the Lipper index for the one- and ten-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, stock selection and an overweight in energy and materials in the beginning of the period had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 11, 2015, provided by WRIMCO in its Initial Response and noted that, despite the Portfolio’s underperformance for the three-, five-, and-seven year periods ended March 31, 2015, the Portfolio’s performance relative to its Performance Universe appeared to be improving and was good for the one- and ten-year periods. In addition, the Trustees considered the change in the Portfolio’s portfolio manager in 2014.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was lower than the Peer Group median and that the Portfolio’s overall expense ratio was higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the medians for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Energy

The Trustees considered that Energy’s total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, and seven-year periods for which information was provided, since the Portfolio did not have a ten-year performance record as of March 31, 2015.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were higher than the Peer Group medians. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were higher than the medians for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Global Bond

The Trustees considered that Global Bond’s total return performance was higher than the Performance Universe median and the Lipper index for the one- and three-year periods for which information was provided, since the Portfolio did not have a five-year performance record as of March 31, 2015.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were lower than the Peer Group medians. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the medians for its Lipper Group. The Trustees considered that WRIMCO had voluntarily agreed to waive the management fee if Portfolio assets totaled less than $25 million, which resulted in a fee waiver for the fiscal year ended December 31, 2014.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was lower for one asset level, and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Global Growth

The Trustees considered that International Growth’s total return performance was lower than the Performance Universe median for the one-, three-, five-, seven-, and ten-year periods and was lower than the Lipper index for the one-, three-, five- and seven-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, although the Portfolio was managed as an international large-cap growth fund for most of the three-year period, it is now ranked against funds in the global large-cap growth category, which outperformed the international large-cap growth category, due to a change in the Portfolio’s investment strategy effective January 1, 2015. They further considered the year-to-date performance information through June 10, 2015, provided by WRIMCO in its Initial Response. In addition, the Trustees considered the change in the Portfolio’s portfolio manager in 2014.

222	ANNUAL REPORT	2015

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was lower than the Peer Group median and that the Portfolio’s overall expense ratio was equal to the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were equal to the medians for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level and lower for another asset level, and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Global Natural Resources

The Trustees considered that Global Natural Resources’ total return performance was higher than the Performance Universe median for the one-and three-year periods, was higher than the Lipper index for the one-year period, and was lower than the Lipper index for the three-, five-, and seven-year periods for which information was provided, since the Portfolio did not have a ten-year performance record as of March 31, 2015.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were higher than the Peer Group medians. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were higher than the medians for its Lipper Group.

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio’s advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Growth

The Trustees considered that Growth’s total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were lower than the Peer Group medians. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the medians for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

High Income

The Trustees considered that High Income’s total return performance was higher than the Performance Universe median and the Lipper index for the three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were lower than the Peer Group medians. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level, and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

International Core Equity

The Trustees considered that International Core Equity’s total return performance was higher than the Performance Universe median for the one-, three-, five-, seven-, and ten-year periods and was higher than the Lipper index for the one-, three-, five-, and seven-year periods. They noted that information for a Lipper index was not provided for the ten-year period.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was higher than the Peer Group median but that the Portfolio’s overall expense ratio was lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at certain asset levels were lower than, and at other asset levels were higher than or equal to, the medians for its Lipper Group.

2015	ANNUAL REPORT	223

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio’s advisory fee schedule, except that the Similar Fund’s advisory fee was lower for one asset level, and that the Other Account had an advisory fee that was lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund and Other Account to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, the difference in fees paid by the Other Account was consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Limited-Term Bond

The Trustees considered that Limited-Term Bond’s total return performance was higher than the Performance Universe median for the one- and three-year periods, was higher than the Lipper index for the one-year period, and was lower than the Lipper index for the three-year period for which information was provided, since the Portfolio did not have a five-year performance record as of March 31, 2015.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was higher than the Peer Group median but that the Portfolio’s overall expense ratio was lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than, and at other asset levels were higher than or equal to, the medians for its Lipper Group.

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio’s advisory fee schedule and that the Other Account had an advisory fee that was lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund and Other Account to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, the difference in fees paid by the Other Account was consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Micro Cap Growth

The Trustees considered that Micro Cap Growth’s total return performance was higher than the Performance Universe median for the seven- and ten-year periods and was higher than the Lipper index for the five-, seven-, and ten-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s security selection and overweighting in the technology sector had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 10, 2015, provided by WRIMCO in its Initial Response. The Trustees also noted that WRIMCO had terminated the Sub-Advisory Agreement with Wall Street Associates, the Portfolio’s sub-adviser.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were higher than the Peer Group medians. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were higher than the medians for its Lipper Group.

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio’s advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Mid Cap Growth

The Trustees considered that Mid Cap Growth’s total return performance was lower than the Performance Universe median and the Lipper index for the one- and three- year periods and was higher than the Performance Universe median and the Lipper index for the five- and seven-year periods for which information was provided, since the Portfolio did not have a ten-year performance record as of March 31, 2015. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, stock selection had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 10, 2015, provided by WRIMCO in its Initial Response.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were higher than the Peer Group medians. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were higher than the medians for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Money Market

The Trustees considered that Money Market’s total return performance was higher than the Performance Universe median for the one-, three-, five-, seven-, and ten-year periods and was higher than the Lipper index for the one-, three-, five-, and seven-year periods.

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The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were equal to the Peer Group medians. They also considered that the Portfolio’s effective management fees at certain asset levels were lower than, and at other asset levels were higher than or equal to, the medians for its Lipper Group. The Trustees also considered the expenses incurred by WRIMCO to maintain the yield of the Portfolio at a minimum of at least two basis points.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Pathfinder Aggressive

The Trustees considered that Pathfinder Aggressive’s total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, and seven-year periods for which information was provided, since the Portfolio did not have a ten-year performance record as of March 31, 2015.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee but that the Portfolio’s overall expense ratio was higher than the Peer Group median.

Pathfinder Conservative

The Trustees considered that Pathfinder Conservative’s total return performance was higher than the Performance Universe median for the three-, five-, and seven-year periods and was higher than the Lipper index for the one-, three-, five-, and seven-year periods for which information was provided, since the Portfolio did not have a ten-year performance record as of March 31, 2015.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee but that the Portfolio’s overall expense ratio was higher than the Peer Group median.

Pathfinder Moderate

The Trustees considered that Pathfinder Moderate’s total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, and seven-year periods for which information was provided, since the Portfolio did not have a ten-year performance record as of March 31, 2015.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee but that the Portfolio’s overall expense ratio was higher than the Peer Group median.

Pathfinder Moderately Aggressive

The Trustees considered that Pathfinder Moderately Aggressive’s total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, and seven-year periods for which information was provided, since the Portfolio did not have a ten-year performance record as of March 31, 2015.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee but that the Portfolio’s overall expense ratio was higher than the Peer Group median.

Pathfinder Moderately Conservative

The Trustees considered that Pathfinder Moderately Conservative’s total return performance was lower than the Lipper index for the one- and five-year periods and was lower than the Performance Universe median for the one-, three-, five-, and seven-year periods for which information was provided, since the Portfolio did not have a ten-year performance record as of March 31, 2015. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s cash position and investments in international equity funds had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 10, 2015, provided by WRIMCO in its Initial Response.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee and that the Portfolio’s overall expense ratio was lower than the Peer Group median.

Pathfinder Moderate – Managed Volatility

The Trustees considered that Pathfinder Moderate — Managed Volatility’s total return performance was lower than the Performance Universe median and the Lipper index for the one-year period for which information was provided, since the Portfolio did not have a three-year performance record as of March 31, 2015. The Trustees noted that WRIMCO recommended the continuance of the Sub-Advisory Agreement with Advantus Capital Management, Inc. (“Advantus”), the Portfolio’s sub-adviser.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was lower than the Peer Group median and that the Portfolio’s overall expense ratio was higher than the Peer Group median. They

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also considered that the Portfolio’s effective management fees at certain asset levels were lower than, and at other asset levels were equal to, the medians for its Lipper Group. The Trustees also considered that the Portfolio’s management fee paid to WRIMCO is paid to Advantus as a subadvisory fee.

Pathfinder Moderately Aggressive – Managed Volatility

The Trustees considered that Pathfinder Moderately Aggressive — Managed Volatility’s total return performance was higher than the Performance Universe median and the Lipper index for the one-year period for which information was provided, since the Portfolio did not have a three-year performance record as of March 31, 2015. The Trustees noted that WRIMCO recommended the continuance of the Sub-Advisory Agreement with Advantus, the Portfolio’s sub-adviser.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was lower than the Peer Group median and that the Portfolio’s overall expense ratio was higher than the Peer Group median. They also considered that the Portfolio’s effective management fees at certain asset levels were lower than, and at other asset levels were equal to, the medians for its Lipper Group. The Trustees also considered that the Portfolio’s management fee paid to WRIMCO is paid to Advantus as a subadvisory fee.

Pathfinder Moderately Conservative – Managed Volatility

The Trustees considered that Pathfinder Moderately Conservative—Managed Volatility’s total return performance was lower than the Performance Universe median and the Lipper index for the one-year period for which information was provided, since the Portfolio did not have a three-year performance record as of March 31, 2015. The Trustees noted that WRIMCO recommended the continuance of the Sub-Advisory Agreement with Advantus, the Portfolio’s sub-adviser.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was lower than the Peer Group median and that the Portfolio’s overall expense ratio was higher than the Peer Group median. They also considered that the Portfolio’s effective management fees at certain asset levels were lower than, and at other asset levels were equal to, the medians for its Lipper Group. The Trustees also considered that the Portfolio’s management fee paid to WRIMCO is paid to Advantus as a subadvisory fee.

Real Estate Securities

The Trustees considered that Real Estate Securities’ total return performance was higher than the Performance Universe median for the one- and three-year periods, was lower than the Performance Universe for the five-, seven-, and ten-year periods, and was higher than the Lipper index for the one-, three-, five-, seven-, and ten-year periods. The Trustees noted that WRIMCO recommended the continuance of the Sub-Advisory Agreement with Advantus, the Portfolio’s sub-adviser.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were higher than the Peer Group medians. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were higher than the medians for its Lipper Group. The Trustees considered that WRIMCO had contractually agreed to reduce the management fee by an annual rate of 0.09% of average daily net assets until April 30, 2016.

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio’s advisory fee schedule (including a sub-advisory fee to the sub-adviser that was the same as the Portfolio’s) and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees also considered that the Other Accounts of a similar size managed by the sub-adviser had advisory fees that were close to or higher than the sub-advisory fees for the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Science and Technology

The Trustees considered that Science and Technology’s total return performance was higher than the Performance Universe median and the Lipper index for the three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were lower than the Peer Group medians. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the medians for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level, and that the Other Account had an advisory fee that was lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Account to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Account were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Small Cap Growth

The Trustees considered that Small Cap Growth’s total return performance was lower than the Performance Universe median and the Lipper index for the three-, five-, seven-, and ten-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that,

226	ANNUAL REPORT	2015

among other factors, the Portfolio’s focus on high quality stocks and its stock selection had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 10, 2015, provided by WRIMCO in its Initial Response and noted that, despite the Portfolio’s underperformance for the three-year and longer periods ended March 31, 2015, the Portfolio’s performance relative to its Performance Universe appeared to be improving and was good for the one-year period.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was lower than the Peer Group median and that the Portfolio’s overall expense ratio was higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the medians for its Lipper Group, except for one asset level at which the Portfolio’s effective management fee was higher than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Small Cap Value

The Trustees considered that Small Cap Value’s total return performance was higher than the Performance Universe median for the one-, three-, and seven-year periods, was equal to the Performance Universe median for the ten-year period and was higher than the Lipper index for the one-, three-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was lower than the Peer Group median and that the Portfolio’s overall expense ratio was higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the medians for its Lipper Group, except for one asset level at which the Portfolio’s effective management fee was equal to the median for its Lipper Group.

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio’s advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Value

The Trustees considered that Value’s total return performance was lower than the Performance Universe median and the Lipper index for the one-, three-, and five-year periods and was higher than the Performance Universe median and the Lipper index for the seven- and ten-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s stock selection, overweighting in the energy sector and cash position had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 11, 2015, provided by WRIMCO in its Initial Response.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was higher than the Peer Group median but that the Portfolio’s overall expense ratio was lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Profitability and Economies of Scale

The Trustees also considered that the management fee structure of each Portfolio (except Money Market, which has a single management fee rate, and Pathfinder Aggressive, Pathfinder Conservative, Pathfinder Moderate, Pathfinder Moderately Aggressive and Pathfinder Moderately Conservative (each, a “Pathfinder Portfolio”), which have no management fee) includes breakpoints that provide for a reduction of payments to reflect anticipated economies of scale. The Trustees also considered the management fee rate reductions that became effective October 1, 2006, and remain in effect for Asset Strategy, Bond, Core Equity, Global Growth, Growth, High Income, Mid Cap Growth, Science and Technology, Small Cap Growth, Value and certain other funds in the Advisors Fund Complex, and the anticipated impact of the fee rate reduction for each of these Portfolios on its investment management fees and overall expense ratio. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to each Portfolio were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Portfolio, the Trustees considered specific data as to WRIMCO’s profit, if any, with respect to the Portfolio for a recent period. The Trustees also

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considered WRIMCO’s methodology for determining this data. In addition, the Trustees considered the soft dollar arrangements with respect to Portfolio portfolio transactions, as applicable.

In determining whether to approve the proposed continuance of the Management Agreement as to a Portfolio and, as applicable, a Portfolio’s Subadvisory Agreement, the Trustees considered the best interests of the Portfolio, the reasonableness of the management fee paid under the Management Agreement, and, as applicable, the subadvisory fee paid under the Subadvisory Agreement, and the overall fairness of the Management Agreement, and, as applicable, the Subadvisory Agreement. The Trustees considered the following factors to be of primary importance to their approval of the continuance of the Management Agreement as to a Portfolio and, as applicable, its Subadvisory Agreement, without any one factor being dispositive:

•	the performance of the Portfolio compared with the performance of its Performance Universe and with relevant indices;

•	the Portfolio’s investment management fees and total expenses compared with the management fees and total expenses of its Peer Group;

•	the existence or appropriateness of breakpoints in the Portfolio’s management fees (except for the Pathfinder Portfolios);

•	the Portfolio’s investment management fees compared with the management fees of Similar Funds or Other Accounts managed by WRIMCO (or its affiliate), as applicable, and the Portfolio’s subadvisory fees compared with the subadvisory fees of Other Accounts managed by the subadvisor, as applicable;

•	the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Portfolio;

•	the other benefits that accrue to WRIMCO as a result of its relationship with the Portfolio; and

•	the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, including the evaluation provided by the fee consultant, the Board determined that each Portfolio’s Management Agreement and, as applicable, its Subadvisory Agreement, are fair and reasonable and that continuance of the Management Agreement and, as applicable, the Subadvisory Agreement, is in the best interests of the Portfolio. In reaching these determinations as to each Portfolio, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Portfolio are adequate and appropriate; except as described above, the performance of the Portfolio was satisfactory; it retained confidence in WRIMCO’s and, as applicable, the subadvisor’s overall ability to manage the Portfolio; and the management fee paid to WRIMCO is reasonable in light of comparative management fee information, the breakpoints in the management fee for the Portfolio (other than Money Market and the Pathfinder Portfolios), the services provided by WRIMCO, the costs of the services provided, and the profits realized, if any, and other benefits likely to be derived by WRIMCO from its relationship with the Portfolio. In the case of certain Portfolios that underperformed their respective Performance Universe medians and Lipper indices for certain periods of time, based on the assessment and information WRIMCO provided, including as to relevant market conditions and/or remedial actions that WRIMCO had taken or planned to take, such response was satisfactory to the Board.

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ANNUAL PRIVACY NOTICE

Ivy Funds VIP

Waddell & Reed, Inc., the Waddell & Reed Advisors Funds, the Ivy Funds Variable Insurance Portfolios and the InvestEd Portfolios (“Waddell & Reed”) are committed to ensuring their clients have access to a broad range of products and services to help them achieve their personal financial goals. Accurate information lies at the heart of our pledge to provide these products and services, and we strive to protect your personal nonpublic information. In the course of doing business with Waddell & Reed, clients are requested to share financial information and they may be asked to provide other personal details. Clients can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Client’s Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of client information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our clients’ trust. Thus, the safekeeping of client information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our clients that whenever information is used, it is done with discretion. The safeguarding of client information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our clients. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our clients; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a client.

In addition, Waddell & Reed, Inc. has entered into a Protocol with a number of other brokerage firms intended to further our clients’ freedom of choice in connection with the movement of their financial advisors to new firms. In the event your account is maintained through Waddell & Reed, Inc. and your financial advisor leaves Waddell & Reed to join a firm that has likewise entered the Protocol, Waddell & Reed may disclose your name, address and telephone number to the departed advisor’s new firm.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures; that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, you may make this request in writing to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, KS 66201, or you may call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive client, we will adhere to the privacy policies and practices as described in this notice.

2015	ANNUAL REPORT	229

PROXY VOTING INFORMATION

Ivy Funds VIP

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds Variable Insurance Portfolios uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed’s website at www.waddell.com and on the SEC’s website at www.sec.gov.

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QUARTERLY PORTFOLIO SCHEDULE INFORMATION

Ivy Funds VIP

Portfolio holdings can be found on the Trust’s website at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

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The Ivy Funds Variable Insurance Portfolios Family

Global/International Portfolios

Global Growth

International Core Equity

Domestic Equity Portfolios

Core Equity

Dividend Opportunities

Growth

Micro Cap Growth

Mid Cap Growth

Small Cap Growth

Small Cap Value

Value

Fixed Income Portfolios

Bond

Global Bond

High Income

Limited-Term Bond

Money Market Portfolios

Money Market

Specialty Portfolios

Asset Strategy

Balanced

Energy

Global Natural Resources

Pathfinder Aggressive

Pathfinder Conservative

Pathfinder Moderate

Pathfinder Moderately Aggressive

Pathfinder Moderately Conservative

Pathfinder Moderate - Managed Volatility

Pathfinder Moderately Aggressive - Managed Volatility

Pathfinder Moderately Conservative - Managed Volatility

Real Estate Securities

Science and Technology

The underlying portfolios discussed in this report are only available as investment options in variable annuity and variable life insurance contracts issued by life insurance companies. They are not offered or made available directly to the general public.

This report is submitted for the general information of the shareholders of Ivy Funds Variable Insurance Portfolios. It is not authorized for distribution to prospective investors in a Portfolio unless accompanied with or preceded by the current Portfolio prospectus as well as the variable product prospectus.

2015	ANNUAL REPORT	235

ANN-IVYVIP (12-15)

ITEM 2.	CODE OF ETHICS

(a)	As of December 31, 2015, the Registrant has adopted a code of ethics (the Code), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)	There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that Albert W. Herman is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Herman is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2014	$351,000
2015	351,000

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2014	$0
2015	0

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2014	$191.984
2015	161,382

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2014	$15,571
2015	14,126

These fees are related to the review of internal control.

(e) (1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e) (2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	$207,555 and $175,508 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $144,310 and $42,690 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1)  The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a) (2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

(Registrant)

By	/s/Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date:	March 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date:	March 7, 2016

By	/s/Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date:	March 7, 2016